united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

Annual Report

December 31, 2018

Global Atlantic Portfolios
Global Atlantic BlackRock Allocation Portfolio
Global Atlantic BlackRock Disciplined Core Portfolio
Global Atlantic BlackRock Disciplined Growth Portfolio
Global Atlantic BlackRock Disciplined International Core Portfolio
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Global Atlantic BlackRock Disciplined Small Cap Portfolio
Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Global Atlantic BlackRock Disciplined Value Portfolio
Global Atlantic BlackRock High Yield Portfolio
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Class I and Class II shares

Each a separate series of the Forethought Variable Insurance Trust
Distributed by Global Atlantic Distributors, LLC
Member FINRA

Dear Shareholders/Contract Owners:

The global equity market rally experienced in 2016 and 2017 ended in 2018 as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%) as shown in the graph below. There was a period of relative market calm from May to September, highlighted by generally strong corporate earnings and positive returns, which was preceded and followed by periods of heightened volatility driven by concerns over global trade tensions, rising interest rates, and valuation. During these volatile periods, the markets experienced negative returns and significant daily swings. For example, of the approximately 250 trading days in a given year, the daily range between the high and the low on the S&P 500 exceeded 1% on 110 days in 2018 compared to just 10 in 2017, and exceeded 2% on 36 days in 2018 versus zero in 2017. Furthermore, equity volatility, as measured by the VIX, averaged 21.25 during these periods versus 13.30 in the May to September period and 11.10 in 2017. The fixed income market also experienced periods of volatility, highlighted by the movement in the 10-year U.S. Treasury yield. Beginning 2018 at 2.41%, it rose quickly to 2.95% in February, peaking at 3.25% in November before falling to 2.69% at year end.

With this economic and geopolitical backdrop, the U.S. dollar was one of the only sources of meaningfully positive return in 2018, rising 4.40% (as compared to a decline of -9.87% in 2017). U.S. equity indices fared better than international markets generally, led by the S&P 500 down -4.38% (as compared to up 21.83% in 2017), with the Russell 2000 and S&P MidCap 400 down -11.01% and -11.08%, respectively (as compared to up 14.65% and 16.24%, respectively in 2017). Internationally, the MSCI EAFE and the MSCI Emerging Markets were down -13.79% and -14.58%, respectively (as compared to up 25.03% and 37.28%, respectively in 2017).

After raising interest rates three times in 2017, the U.S. Federal Reserve (the “Fed”) raised rates four times in 2018 and indicated in December that it may raise rates on two more occasions in 2019. Domestic investment grade bonds, as measured by the Bbg Barclays US Agg Bond Index, were essentially flat in 2018 with a return of 0.01% (as compared to up 3.54% in 2017), while the ICE BofAML U.S. High Yield Index fell -2.26% during the year (as compared to up 7.48% in 2017). Commodities, as measured by the S&P GSCI Index, fell -13.82% in 2018 (as compared to up 5.77% in 2017), led by decline of -20.88% in oil (as compared to up 2.06% in 2017) and a decline of -1.94% in gold (as compared to up 12.81% in 2017).

For asset allocation funds, periods of significant fluctuations in volatility and returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance in 2018. The following pages contain Management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic BlackRock Allocation Portfolio	S&P Target Risk® Growth Index
Global Atlantic BlackRock Disciplined Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Growth Portfolio	Russell 1000® Growth Index
Global Atlantic BlackRock Disciplined International Core Portfolio	MSCI ACWI ex-USA Index
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Russell Midcap® Growth Index
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Russell 2000® Index
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	S&P 500® Index
Global Atlantic BlackRock Disciplined Value Portfolio	Russell 1000® Value Index
Global Atlantic BlackRock High Yield Portfolio	ICE BofAML U.S. High Yield Master II Index
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Bloomberg Barclays US Aggregate Bond Index
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	MSCI World Standard Index
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Russell 1000® Growth Index
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Russell Midcap® Value Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest directly in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk® Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays US Aggregate Bond Index (“Bbg Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

ICE BofA ML High Yield Cash Pay MV USI Index (“ICE BofAML U.S. High Yield”). An index that tracks the performance of US dollar denominated, below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

ICE BofAML U.S. High Yield Master II Index. An unmanaged market value-weighted index comprised of over 2,300 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities.

Chicago Board Options Exchange S&P 500 Volatility Index (“VIX”). An index that reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

MSCI ACWI ex-USA Total Return Index. A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major developed international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”) An index created by MSCI that is designed to measure equity market. performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 24 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

MSCI World Standard Index. An index that represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index offers a broad global equity benchmark, without emerging markets exposure.

Russell 1000® Growth Total Return Index. An unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Total Return Index. An index measuring the performance of approximately 3,000 of the largest U.S. companies.

Russell Midcap® Growth Total Return Index. An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Russell Midcap® Value Total Return Index. An unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Value Total Return Index. An index that measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

S&P MidCap 400 Total Return Index (“S&P MidCap 400”) A capitalization-weighted index which measures the performance of the mid-range. sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”) A market capitalization weighted price index composed of 500 widely held U.S. common stocks.. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

Table of Contents

■	Global Atlantic Portfolio Reviews	5 – 31

■	Financial Statements:

	Portfolios of Investments	32 – 159

	Statements of Assets and Liabilities	160 – 163

	Statements of Operations	164 – 167

	Statements of Changes in Net Assets	168 – 174

	Financial Highlights	175 – 199

■	Notes to Financial Statements	200 – 224

■	Report of Independent Registered Accounting Firm	225

■	Expense Examples	226 – 227

■	Supplemental Information	228 – 230

■	Trustee Table	231 – 233

■	Privacy Notice	234 – 235

■	Proxy Voting Policy	Back Cover

■	Portfolio Holdings	Back Cover

Global Atlantic BlackRock Allocation Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic BlackRock Allocation Portfolio outperformed its reference benchmark, the S&P Target Risk® Growth Index. The Portfolio posted a return of -5.14% compared to a benchmark return of -5.69%, a difference of 55 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91. The fixed income market also exhibited periods of volatility, highlighted by the movement in the 10-year U.S. Treasury yield. Starting the year at 2.41%, it rose quickly to 2.95% in February, peaking at 3.25% in November before falling to 2.69% at year end.

The Portfolio’s overweight to equities and the late-year rally in long-duration rates were the primary detractors to performance in 2018. Within equities, an overweight to U.S. large cap equities had a positive contribution to return versus the negative performance of small cap, midcap, and international developed market equities. Although emerging markets equities outperformed through the fourth quarter, they deeply underperformed during the first three quarters of the year. A strategic technology weight was a detractor in the fourth quarter relative to U.S. equities. Within fixed income, BlackRock’s continued preference for credit over rates benefitted the Portfolio overall, although it was a detractor to performance during the market’s flight to safety in the volatile fourth quarter, as was the underweight to duration as the long end of the treasury curve rallied.

How was the Portfolio positioned at period end?

At year end, BlackRock believed the Portfolio remained positioned for continued growth, albeit with higher volatility going forward. BlackRock continues to prefer risk assets and remains overweight equity exposure relative to fixed income. BlackRock remains overweight to the U.S. and underweight Developed Market (DM) equities, believing that growth prospects for the U.S. will continue, and political uncertainty will take a greater toll on non-U.S. developed regions. BlackRock maintains the duration underweight in the Portfolio, although it is more modest with rates resetting lower. BlackRock still anticipates potentially further increases in interest rates over coming quarters, and the Portfolio strategically remains overweight investment grade credit as a result.

2397284.2

Global Atlantic BlackRock Allocation Portfolio
Portfolio Review
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock Allocation Portfolio
Class I	(5.14%)	(2.87%)
Class II	(5.33%)	(3.12%)
S&P Target Risk® Growth Index (Total Return)	(5.69%)	(3.20%)

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.50% and 0.75% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The S&P Target Risk® Growth Index (Total Return) provides increased exposure to equities, while also using some fixed income exposure to dampen risk. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds - Equity Funds	59.1%
Exchange Traded Funds - Debt Funds	41.0%
Money Market Fund	0.1%
Other Assets Less Liabilities - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Global Atlantic BlackRock Disciplined Core Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic BlackRock Disciplined Core Portfolio underperformed its reference benchmark, the S&P 500 Index. The Portfolio posted a return of -4.75% compared to a benchmark return of -4.38%, a difference of -37 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value (“Value”), earnings quality (“Quality”), market sentiment (“Sentiment”), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Quality based insights outperformed, led by a signal that measures asset efficiency and a signal that identifies persistency and consistency in dividend growth. Value and Sentiment based insights detracted, balancing out the Portfolio’s performance. A signal that captures Sentiment from hedge fund positioning was a main detractor. Historically this signal has added value, but it came under pressure as hedge funds appeared to undergo forced unwinding of positions in the fourth quarter. A fundamental Value signal that uses top-line sales growth as a measure underperformed as well. One standout positive contributor was a signal that captures Sentiment across asset classes. Theme based insights were relatively flat for the twelvemonth period.

How was the Portfolio positioned at period end?

At year end, predicted risk estimates were running below longer-term trends following steps to reduce risk as realized volatility moved higher through the final quarter of 2018. In terms of risk budgeting, BlackRock continues to seek to deliver a balanced allocation across fundamental (i.e. Quality, Value), Sentiment and Macro-Thematic signal composites, as well as across trend following and contrarian sources of alpha. BlackRock would expect this allocation to be capable of generating a differentiated source of alpha regardless of whether markets continue to recover or enter a more sustainable down trend over the next 12 months.

2397284.2

Global Atlantic BlackRock Disciplined Core Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock Disciplined Core Portfolio
Class I	(4.75%)	(0.97%)
Class II	(5.06%)	(1.33%)
S&P 500® Index (Total Return)	(4.38%)	(0.44%)

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.48% and 0.73% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.3%
Money Market Fund	1.6%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Growth Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class II shares of Global Atlantic BlackRock Disciplined Growth Portfolio underperformed its reference benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of -2.98% compared to a benchmark return of -1.51%, a difference of -147 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value (“Value”), earnings quality (“Quality”), market sentiment (“Sentiment”), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Sentiment based insights drove the majority of the underperformance, led by a signal that captures sentiment from hedge fund positioning. Historically this signal has added value, but it came under pressure as hedge funds appeared to undergo forced unwinding of positions in the fourth quarter. Theme and Value based insights also underperformed in the twelvemonth period. Namely, a signal that captures value by using top-line sales as a fundamental measure detracted.

Quality based insights were slightly additive, but not enough to offset the underperformance by the other signals. A Quality signal that measures asset efficiency stood out as a positive contributor.

How was the Portfolio positioned at period end?

At year end, predicted risk estimates were running below longer-term trends following steps to reduce risk as realized volatility moved higher through the final quarter of 2018. In terms of risk budgeting, BlackRock continues to seek to deliver a balanced allocation across fundamental (i.e. Quality, Value), Sentiment and Macro-Thematic signal composites, as well as across trend following and contrarian sources of alpha. BlackRock would expect this allocation to be capable of generating a differentiated source of alpha regardless of whether markets continue to recover or enter a more sustainable down trend over the next 12 months.

2397284.2

Global Atlantic BlackRock Disciplined Growth Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock Disciplined Growth Portfolio
Class II	(2.98)%	0.11%
Russell 1000® Growth Index (Total Return)	(1.51)%	1.98%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.79% for Class II shares, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	97.9%
Money Market Fund	2.1%
Other Assets Less Liabilities - Net	0.0	% ^
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Amount is less than 0.05%

Global Atlantic BlackRock Disciplined International Core Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic BlackRock Disciplined International Core Portfolio underperformed its reference benchmark, the MSCI ACWI ex USA Index. The Portfolio posted a return of -14.80% compared to a benchmark return of -14.20%, a difference of -60 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value (“Value”), earnings quality (“Quality”), market sentiment (“Sentiment”), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

The portfolio saw positive contribution from Sentiment and thematic insights, but it was not enough to offset the detraction from Value based insights. A text-learned signal that measures Sentiment from earnings call data was a main contributor in the period. Another machine-learned Sentiment signal that uses a multitude of company specific factors to predict outperformance was a top contributor. Value signals that measure cash flow and sales data detracted from performance. Quality based insights saw marginally positive performance, led by a signal that evaluates a firm’s operating assets.

How was the Portfolio positioned at period end?

At year end, predicted risk estimates were running below longer-term trends following steps to reduce risk as realized volatility moved higher through the final quarter of 2018. In terms of risk budgeting, BlackRock continues to seek to deliver a balanced allocation across fundamental (i.e. Quality, Value), Sentiment and Macro-Thematic signal composites, as well as across trend following and contrarian sources of alpha. BlackRock would expect this allocation to be capable of generating a differentiated source of alpha regardless of whether markets continue to recover or enter a more sustainable down trend over the next 12 months.

Industry risk remains relatively subdued in terms of contribution to overall portfolio risk. Regionally, the Portfolio is underweight the European markets given the geopolitical risk associated with Brexit (Great Britain’s vote to leave the European Union) and weak economic data.

2397284.2

Global Atlantic BlackRock Disciplined International Core Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock Disciplined International Core Portfolio
Class I	(14.80)%	(11.35)%
Class II	(14.95)%	(11.57)%
MSCI ACWI ex-USA Index	(14.20)%	(10.37)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.74% and 0.99% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The MSCI ACWI ex-USA Index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	90.9%
Exchange Traded Funds - Equity Funds	6.1%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	3.0%
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Amount is less than 0.05%

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio outperformed its reference benchmark, the Russell Midcap Growth Index. The Portfolio posted a return of -3.07% compared to a benchmark return of -4.75%, a difference of 168 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value (“Value”), earnings quality (“Quality”), market sentiment (“Sentiment”), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Quality, Sentiment, and thematic insights all contributed to the outperformance. A Quality signal that identifies persistency and consistency in dividend growth was a main contributor. Other Quality insights that measure productivity and favor founder-led leadership structures were quite additive. A machine-learned signal that derives Sentiment from conference call data was also a positive contributor.

The Value based insights were relatively flat for the twelve-month period. A notable underperformer was a signal that captures Sentiment from hedge fund positioning. Historically this signal has added value, but it came under pressure as hedge funds appeared to undergo forced unwinding of positions in the fourth quarter.

How was the Portfolio positioned at period end?

At year end, predicted risk estimates were running below longer-term trends following steps to reduce risk as realized volatility moved higher through the final quarter of 2018. In terms of risk budgeting, BlackRock continues to seek to deliver a balanced allocation across fundamental (i.e. Quality, Value), Sentiment and Macro-Thematic signal composites, as well as across trend following and contrarian sources of alpha. BlackRock would expect this allocation to be capable of generating a differentiated source of alpha regardless of whether markets continue to recover or enter a more sustainable down trend over the next 12 months.

2397284.2

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
Class I	(3.07)%	0.28%
Class II	(3.35)%	0.03%
Russell Midcap® Growth Index (Total Return)	(4.75)%	(0.62)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.63% and 0.88% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell Midcap® Growth Index (Total Return) is an unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.3%
Money Market Fund	1.6%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Small Cap Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic BlackRock Disciplined Small Cap Growth Portfolio outperformed its reference benchmark, the Russell 2000 Index. The Portfolio posted a return of -9.49% compared to a benchmark return of -11.01%, a difference of 152 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value (“Value”), earnings quality (“Quality”), market sentiment (“Sentiment”), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Quality and Sentiment based insight drove the majority of the outperformance for the period. A Quality based insight that seeks to identify stocks with low risk was a main contributor. Another Quality signal that identifies persistency and consistency in dividend growth also outperformed. A Quality insight that favors founder-led leadership structures also added value. A Sentiment insight that evaluates investor flow was largely positive.

Value insights were slightly negative, led by an insight that captures value from top-line sales data. Thematic insights slightly outperformed.

How was the Portfolio positioned at period end?

At year end, predicted risk estimates were running below longer-term trends following steps to reduce risk as realized volatility moved higher through the final quarter of 2018. In terms of risk budgeting, BlackRock continues to seek to deliver a balanced allocation across fundamental (i.e. Quality, Value), Sentiment and Macro-Thematic signal composites, as well as across trend following and contrarian sources of alpha. BlackRock would expect this allocation to be capable of generating a differentiated source of alpha regardless of whether markets continue to recover or enter a more sustainable down trend over the next 12 months.

2397284.2

Global Atlantic BlackRock Disciplined Small Cap Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock Disciplined Small Cap Portfolio
Class I	(9.49)%	(6.47)%
Class II	(9.75)%	(6.71)%
Russell 2000® Index (Total Return)	(11.01)%	(7.09)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.63% and 0.88% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell 2000® Index (Total Return) measures the performance of the small-capitalization sector of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	97.6%
Money Market Fund	2.4%
Other Assets Less Liabilities - Net	0.0	% ^
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Amount is less than 0.05%

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic BlackRock Disciplined U.S. Core Portfolio underperformed its reference benchmark, the S&P 500 Index. The Portfolio posted a return of -5.03% compared to a benchmark return of -4.38%, a difference of -65 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value (“Value”), earnings quality (“Quality”), market sentiment (“Sentiment”), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Sentiment based insights drove the majority of the underperformance, led by a signal that captures sentiment from hedge fund positioning. Historically this signal has added value, but it came under pressure as hedge funds appeared to undergo forced unwinding of positions in the fourth quarter. Quality based insights positively contributed, but not enough to offset the detraction from sentiment based insights. A Quality signal that identifies persistency and consistency in dividend growth was a main contributor.

Value and thematic insights were slightly negative for the twelve-month period. Specifically, a signal that captures value by using top-line sales as a fundamental measure detracted.

How was the Portfolio positioned at period end?

At year end, predicted risk estimates were running below longer-term trends following steps to reduce risk as realized volatility moved higher through the final quarter of 2018. In terms of risk budgeting, BlackRock continues to seek to deliver a balanced allocation across fundamental (i.e. Quality, Value), Sentiment and Macro-Thematic signal composites, as well as across trend following and contrarian sources of alpha. BlackRock would expect this allocation to be capable of generating a differentiated source of alpha regardless of whether markets continue to recover or enter a more sustainable down trend over the next 12 months.

2397284.2

Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock Disciplined U.S. Core Portfolio
Class I	(5.03)%	(1.05)%
Class II	(5.17)%	(1.27)%
S&P 500® Index (Total Return)	(4.38)%	(0.44)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.48% and 0.73% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The S&P 500® Index (Total Return) is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees, and other expenses. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.1%
Money Market Fund	1.8%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock Disciplined Value Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic BlackRock Disciplined Value Portfolio outperformed its reference benchmark, the Russell 1000 Value Index. The Portfolio posted a return of -7.97% compared to a benchmark return of -8.27%, a difference of 30 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

BlackRock’s Scientific Active Equity (“SAE”) process systematically tracks and ranks the characteristics of companies in order to seek to construct a portfolio that has the best trade-off between returns, risk and costs. The SAE investment model groups the universe of securities based on an analysis of a wide range of factors, such as relative value (“Value”), earnings quality (“Quality”), market sentiment (“Sentiment”), and thematic insights. Value insights seek to incorporate, where appropriate, asset value, sales, earnings and cash flow forecasts over short and long periods. Quality measures aim to assess the sustainability of earnings and the quality of corporate management by investigating company financials as well as other company statements. Sentiment criteria seek to infer information about a company’s value from changes in analysts’ forecasts, linkages between companies, management decisions and the behavior of other market participants in equities and other securities markets. And lastly, thematic insights seek to identify and exploit commonalities among groups of stocks that are believed to drive prices but that currently appear to be less obvious to the market.

Quality based insights drove the majority of the outperformance, led by a signal that identifies persistency and consistency in dividend growth. Another Quality signal that identifies cash flow generation through efficient use of assets was also a main contributor. Sentiment and thematic insights were also slightly additive. Notably, a signal that captures Sentiment across asset classes outperformed. Value based insights were relatively flat for the period.

How was the Portfolio positioned at period end?

At year end, predicted risk estimates were running below longer-term trends following steps to reduce risk as realized volatility moved higher through the final quarter of 2018. In terms of risk budgeting, BlackRock continues to seek to deliver a balanced allocation across fundamental (i.e. Quality, Value), Sentiment and Macro-Thematic signal composites, as well as across trend following and contrarian sources of alpha. BlackRock would expect this allocation to be capable of generating a differentiated source of alpha regardless of whether markets continue to recover or enter a more sustainable down trend over the next 12 months.

2397284.2

Global Atlantic BlackRock Disciplined Value Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock Disciplined Value Portfolio
Class I	(7.97)%	(3.37)%
Class II	(8.16)%	(3.47)%
Russell 1000® Value Index (Total Return)	(8.27)%	(3.76)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.54% and 0.79% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell 1000® Value Index (Total Return) measures the performance of large- and mid-capitalization value sectors of the U.S. equity market. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	98.2%
Money Market Fund	1.5%
Other Assets Less Liabilities - Net	0.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic BlackRock High Yield Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide total return.

Management Review

The Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic BlackRock High Yield Portfolio underperformed its reference benchmark, the ICE BofA ML US High Yield Master II Index. The Portfolio posted a return of -4.32% compared to a benchmark return of -2.25%, a difference of -207 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The fixed income market also exhibited periods of volatility, highlighted by the movement in the 10-year U.S. Treasury yield. Starting the year at 2.41%, it rose quickly to 2.95% in February, peaking at 3.25% in November before falling to 2.69% at year end.

The primary contributor during the period was an underweight to the banking sector, while an underweight to Transportation Services within the Transportation sector also benefited portfolio performance. Security selection within Basic Materials, particularly Metals, was also positive. The primary detractor over the period was security selection within Consumer NonCyclicals, particularly within Pharmaceuticals and Tobacco. Another detractor during the period was an overweight to Consumer Cyclicals, particularly within Automotive and Home Construction. Within communications the portfolio was hurt by an overweight to Cable and underweights within Wireless and Wirelines.

The majority of underperformance relative to the benchmark occurred in the first and fourth quarters of the year. First quarter underperformance was primarily driven by two factors; a rally in lower quality bonds given the Portfolio’s higher quality tilt, and the Portfolio’s long duration (versus the benchmark) tilt, which was the result of purchasing new issue and liquid, longer duration high yield bonds. During the fourth quarter, the Portfolio experienced the most underperformance in December amid increased market volatility.

How was the Portfolio positioned at period end?

At year end, the Portfolio was overweight Basics, Capital Goods, Consumer Cyclicals and Consumer Non-Cyclicals. The largest sector underweights were Banking, Transportation, Wireless and Wirelines within Communications and Refining within Energy.

2397284.2

Global Atlantic BlackRock High Yield Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic BlackRock High Yield Portfolio
Class I	(4.32)%	(4.39)%
Class II	(4.56)%	(4.59)%
ICE BofA ML U.S. High Yield Master II Index	(2.25)%	(1.98)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.59% and 0.84% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The ICE BofA ML U.S. High Yield Master II Index is an unmanaged market value-weighted index comprised of over 2,300 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Corporate Bonds and Notes	98.1%
Money Market Fund	0.3%
Other Assets Less Liabilities - Net	1.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide total return consisting of capital appreciation and income.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio underperformed its reference benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio posted a return of -0.55% compared to a benchmark return of 0.01%, a difference of -56 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

The fixed income market also exhibited periods of volatility, highlighted by the movement in the 10-year U.S. Treasury yield. Starting the year at 2.41%, it rose quickly to 2.95% in February, peaking at 3.25% in November before falling to 2.69% at year end.

The Portfolio’s duration strategy contributed to returns over the period due to a tactical U.S. duration position. The Portfolio’s country relative value strategy slightly contributed to results, driven by long positions in European rates versus short Swedish and UK rates. The Portfolio’s currency strategy detracted from performance, due to long positions in the Swedish krona and the Australian dollar. These losses were partially offset by a short position in the euro. Cross-sector positioning detracted from returns, driven by allocations to corporate credit and collateralized loan obligations (CLOs). An overweight to emerging market sovereign debt further detracted from performance. These losses were partially offset by an underweight positon in agency mortgage-backed securities (MBS) and emerging market corporate debt, as well as exposure to government/swaps.

Overall, the portfolio’s security selection strategies contributed to performance over the period, due to selections of external emerging market debt from Qatar, Kuwait, and the United Arab Emirates. Selections of U.S. government debt further contributed to results. These gains were partially offset by investment-grade utility and financial selections within corporate credit. Within the securitized sector, selections of MBS further detracted from performance.

How was the Portfolio positioned at period end?

At year end, the Portfolio had a tactical position in U.S. duration. The Portfolio was long European rates versus short UK and Australian rates. The Portfolio had an underweight position in agency MBS, commercial mortgage-backed securities (CMBS) and emerging market corporate debt. The portfolio was overweight asset-backed securities (ABS), corporate credit and emerging market sovereign debt.

2397284.2

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
Class I	(0.55)%	(0.64)%
Class II	(0.60)%	(0.69)%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	0.30%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.43% and 0.68% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Corporate Bonds & Notes	39.6%
Mortgage Backed Securities	27.6%
U.S. Treasury Securities	21.9%
Short-Term Investments	16.7%
Asset Backed Securities	8.2%
Municipal Bonds	0.6%
Other Assets Less Liabilities - Net	(14.6)%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic Goldman Sachs Global Equity Insights Portfolio underperformed its reference benchmark, the MSCI World Standard Index. The Portfolio posted a return of -10.20% compared to a benchmark return of -8.71%, a difference of -149 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

GSAM’s Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings (“Valuation”), High Quality Business Models (“Quality”), Sentiment Analysis, Market Themes & Trends, and Profitability. Fundamental Mispricings seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. High Quality Business Models seek to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. .

Among investment themes, Profitability was the sole detractor from relative returns over the reporting period. Conversely, Quality contributed the most to returns, followed by Market Trends, Valuation and Sentiment. Among sectors, holdings in the Health Care sector detracted the most from returns. Within the sector, an overweight position in the Pharmaceuticals industry was the largest headwind for performance. Conversely, holdings in the Industrials sector contributed the most to returns. Within Industrials, an underweight position in the Industrial Conglomerates industry was the most beneficial for returns.

At an individual stock level, an underweight position in Microsoft Corp. (0.44% of the Portfolio) detracted the most from returns. The stock did not score highly in GSAM’s Momentum and Quality themes. Momentum as an alternative data source can provide a lens into trends affecting companies globally, while Quality looks at whether companies generate high-quality revenues with sustainable business models and aligned management incentives. Conversely, an underweight position in General Electric Co. (0%) contributed the most to returns. The stock did not score highly in the Quality and Sentiment themes. Sentiment looks at broader market sentiment to gain potential insight into future stock performance respectively.

Among countries, an overweight position in Italy, held primarily for its relatively high risk premia and inexpensive valuations, detracted the most from returns. Conversely, an underweight position in Germany, held primarily for its relatively inexpensive valuations and high risk premia, contributed the most to returns.

How was the Portfolio positioned at period end?

As of December 31, 2018, against the MSCI World Standard Index, the Portfolio had its largest overweight position in the Health Care sector, mainly driven by an overweight in the Biotechnology industry. The Portfolio also had an overweight position in the Industrials sector, driven by its positioning in the Airlines industry. Conversely, the Portfolio’s largest underweight position was in the Information Technology sector, which was mainly due to an underweight in the Semiconductor industry. The Portfolio was also underweight in the Consumer Discretionary sector, largely due to its positioning in the Specialty Retail industry.

At a country level, the Portfolio had its largest overweight position in the U.S., primarily for its relatively strong momentum characteristics and supportive macro-economic conditions. The Portfolio held its second largest overweight position in Japan, primarily for its relatively inexpensive valuations, high risk premia and strong momentum characteristics. Conversely, the Portfolio’s largest underweight position was in the U.K, primarily for its relatively weaker momentum characteristics, low risk premia and expensive valuations. The Portfolio held its second largest underweight position in Norway, primarily for its relatively low risk premia.

2397284.2

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Class I	(10.20)%	(6.56)%
Class II	(10.47)%	(6.87)%
MSCI World Standard Index (Net)	(8.71)%	(4.89)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.72% and 0.97% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The MSCI World Standard Index (Net) represents large- and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.8%
Money Market Fund	0.1%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio underperformed its reference benchmark, the Russell 1000 Growth Index. The Portfolio posted a return of -3.89% compared to a benchmark return of -1.51%, a difference of -238 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

GSAM’s Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings (“Valuation”), High Quality Business Models (“Quality”), Sentiment Analysis, Market Themes & Trends, and Profitability. Fundamental Mispricings seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. High Quality Business Models seek to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Among investment themes, Valuation was the largest detractor from relative returns, followed by Sentiment. Conversely, Quality contributed the most to returns, followed by Market Trends and Profitability. Among sectors, holdings in the Consumer Discretionary sector detracted the most from returns. Within Consumer Discretionary, an overweight position in the Automobiles industry was the largest detractor from results. Conversely, holdings in the Industrials sector contributed the most relative performance. Within Industrials, an underweight position in the Air Freight & Logistics industry was additive for returns.

At an individual stock level, an overweight position in Thor Industries, Inc. (0.62% of the portfolio) detracted the most from returns. The stock scored highly in the Valuation and Sentiment themes. Valuation looks for high-quality businesses at a fair price, while Sentiment analyzes broader market sentiment to gain potential insight into future stock performance, respectively. Conversely, an overweight position in Comcast Corp. (0% - position sold before period end) contributed the most to returns. The stock also scored highly in the Sentiment and Valuation themes.

How was the Portfolio positioned at period end?

As of December 31, 2018, against the Russell 1000 Growth Index, the Portfolio had its largest overweight position in the health care sector, driven by an overweight position in the biotechnology industry. The Portfolio held its second largest overweight position in the materials sector. Within the materials sector, the Portfolio held its largest overweight position in the containers & packaging industry. Conversely, the Portfolio’s largest underweight position was in the consumer staples sector, largely due to an underweight position in the tobacco industry. The Portfolio held its second largest underweight position in the consumer discretionary sector. Within consumer discretionary, the Portfolio held its largest underweight position in the specialty retail industry.

2397284.2

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Class I	(3.89)%	(0.86)%
Class II	(4.13)%	(1.16)%
Russell 1000® Growth Index (Total Return)	(1.51)%	1.98%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.46% and 0.71% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell 1000® Growth Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	100.1%
Money Market Fund	0.0	% ^
Other Assets Less Liabilities - Net	(0.1)%
	100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

^	Amount is less than 0.05%

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Portfolio Review (Unaudited)
December 31, 2018

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During 2018, the Class I shares of Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio outperformed its reference benchmark, the Russell Midcap Value Index. The Portfolio posted a return of -12.10% compared to a benchmark return of -12.29%, a difference of 19 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The global equity market rally experienced in 2016 and 2017 ended in 2018, as major equity markets turned negative, with many ending the year in correction territory (a decline of greater than 10%). A period of relative market calm from May to September 2018, highlighted by generally strong corporate earnings and positive returns, was surrounded by periods of heightened volatility driven by global trade tensions, rising interest rates, and valuation concerns. From February to March 2018, the S&P 500 and MSCI EAFE indices were down -6.13% and -6.23% respectively, while volatility (as measured by the CBOE Volatility Index (“VIX”)) averaged 20.66 (versus 11.10 in 2017). Market turmoil returned in the fourth quarter, evidenced by declines in the S&P 500 and MSCI EAFE indices of -13.52% and -12.54% respectively, while VIX averaged 20.91.

GSAM’s Insights process uses a quantitative style of management, in combination with a qualitative overlay that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings (“Valuation”), High Quality Business Models (“Quality”), Sentiment Analysis, Market Themes & Trends, and Profitability. Fundamental Mispricings seeks to identify high-quality businesses trading at an attractive price, which GSAM believes leads to strong performance over the long-term. High Quality Business Models seek to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. The Profitability theme seeks to assess whether a company is earning more than its cost of capital.

Among investment themes, Market Themes & Trends contributed most to relative, returns followed by Quality, Profitability and Sentiment. Conversely, Valuation was the sole significant detractor from performance. Among sectors, holdings in the Health Care sector contributed the most to returns. Within Health Care, an underweight position in the Health Care Providers & Services industry was the largest contributor. Conversely, holdings in the Financials sector detracted the most from returns. Within Financials, an underweight position in the Banks industry was the biggest detractor.

At an individual stock level, an overweight position in NRG Energy, Inc. (1.02% of the portfolio) contributed the most to returns. The stock scored highly in the Momentum and Quality themes. Momentum looks at alternative data sources that can provide a lens into trends affecting companies globally, while Quality looks at whether companies generate high-quality revenues with sustainable business models and aligned management incentives. Conversely, an overweight position in Thor Industries, Inc. (0.65%) detracted the most from returns. The stock scored highly in the Valuation and Sentiment themes. Valuation looks for high-quality businesses at a fair price, while Sentiment analyzes broader market sentiment to gain potential insight into future stock performance, respectively.

How was the Portfolio positioned at period end?

As of December 31, 2018, against the Russell Mid Cap Value Index, the Portfolio had its largest overweight position in the Health Care sector, driven by an overweight position in the Biotechnology industry. The Portfolio held its second largest overweight position in the Materials sector. Within the Materials sector, the Portfolio held its largest overweight position in the Containers & Packaging industry. Conversely, the Portfolio’s largest underweight position was in the Utilities sector, largely due to an underweight position in the Electric Utilities industry. The Portfolio held its second largest underweight position in the Consumer Discretionary sector. Within Consumer Discretionary, the Portfolio held its largest underweight position in the Textiles & Apparel industry.

2397284.2

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Portfolio Review (Continued)
December 31, 2018 (Unaudited)

The Portfolio’s performance figures* for the period ended December 31, 2018 as compared to its benchmark:

	One	Performance
	Year	Since Inception**
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
Class I	(12.10)%	(7.19)%
Class II	(12.26)%	(7.41)%
Russell Midcap® Value Index (Total Return)	(12.29)%	(7.15)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 0.64% and 0.89% for Class I and Class II shares, respectively, per the April 27, 2018 prospectus.

**	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

The Russell Midcap® Value Index (Total Return) is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Common Stocks	99.5%
Money Market Fund	0.4%
Other Assets Less Liabilities - Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for more information regarding the Portfolio’s holdings as of December 31, 2018.

Global Atlantic BlackRock Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 100.1%
	DEBT FUNDS - 41.0%
65,900	iShares iBoxx $ Investment Grade Corporate Bond ETF	$7,434,838
113,826	iShares Intermediate-Term Corporate Bond ETF	5,966,759
38,938	iShares JP Morgan USD Emerging Markets Bond ETF	4,046,048
235,145	iShares Short Maturity Bond ETF	11,721,978
100,600	iShares U.S. Treasury Bond ETF	2,479,790
		31,649,413
	EQUITY FUNDS - 59.1%
117,027	iShares Core MSCI EAFE ETF	6,436,485
52,487	iShares Core MSCI Emerging Markets ETF	2,474,762
70,070	iShares Core S&P 500 ETF	17,630,313
13,511	iShares Core S&P Mid-Cap ETF	2,243,637
19,562	iShares Core S&P Small-Cap ETF	1,356,038
61,815	iShares Edge MSCI Min Vol USA ETF	3,239,106
50,724	iShares Edge MSCI USA Momentum Factor ETF	5,084,067
28,250	iShares Global Tech ETF	4,068,848
10,546	iShares S&P 500 Growth ETF	1,588,966
15,392	iShares S&P 500 Value ETF	1,556,745
		45,678,967

	TOTAL EXCHANGE TRADED FUNDS (Cost $81,826,614)	77,328,380

	SHORT-TERM INVESTMENT - 0.1%
	MONEY MARKET FUND - 0.1%
86,313	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $86,313)	86,313

	TOTAL INVESTMENTS - 100.2% (Cost - $81,912,927)	$77,414,693
	OTHER ASSETS LESS LIABILITES - NET - (0.2)%	(146,938)
	TOTAL NET ASSETS - 100.0%	$77,267,755

(a)	Money market rate shown represents the rate at December 31, 2018.

ETF - Exchange Traded Fund

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 98.3%
	ADVERTISING - 0.1%
38,789	Interpublic Group of Cos, Inc.	$800,217

	AEROSPACE/DEFENSE - 2.3%
15,425	Boeing Co.	4,974,563
13,257	Embraer SA (ADR)	293,377
903	General Dynamics Corp.	141,961
7,165	Lockheed Martin Corp.	1,876,084
1,550	Northrop Grumman Corp.	379,595
28,031	Raytheon Co.	4,298,554
1	United Technologies Corp.	1
		11,964,135
	AGRICULTURE - 1.5%
51,249	Altria Group, Inc.	2,531,188
84,216	Archer-Daniels-Midland Co.	3,450,330
31,083	Philip Morris International, Inc.	2,075,101
		8,056,619
	AIRLINES - 0.5%
17,732	Delta Air Lines, Inc.	884,827
32,771	Southwest Airlines Co.	1,523,196
		2,408,023
	APPAREL - 1.0%
60,098	NIKE, Inc.	4,455,666
639	Ralph Lauren Corp.	66,111
11,459	VF Corp.	817,485
		5,339,262
	AUTO MANUFACTURERS - 0.5%
10,555	Ford Motor Co.	80,746
16,950	Honda Motor Co. Ltd. (ADR)	448,328
38,992	PACCAR, Inc.	2,228,003
826	Toyota Motor Corp. (ADR)	95,882
		2,852,959
	AUTO PARTS & EQUIPMENT - 0.0% **
5,761	BorgWarner, Inc.	200,137

	BANKS - 7.2%
411,656	Bank of America Corp.	10,143,204
47,234	BB&T Corp.	2,046,177
64,502	Citigroup, Inc.	3,357,974
52,880	Citizens Financial Group, Inc.	1,572,122
11,620	East West Bancorp, Inc.	505,819
13,386	First Republic Bank	1,163,243
78,607	JP Morgan Chase & Co.	7,673,615
164,581	Morgan Stanley	6,525,637

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	BANKS - 7.2% (Continued)
98,406	Wells Fargo & Co.	$4,534,548
		37,522,339
	BEVERAGES - 1.8%
22,006	Coca-Cola Co.	1,041,984
20,815	Coca-Cola European Partners PLC	954,368
7,205	Constellation Brands, Inc.	1,158,708
7,685	Diageo PLC (ADR)	1,089,733
4,532	Molson Coors Brewing Co.	254,517
18,010	Monster Beverage Corp. *	886,452
33,798	PepsiCo, Inc.	3,734,003
		9,119,765
	BIOTECHNOLOGY - 2.7%
23,368	Amgen, Inc.	4,549,049
2,821	Biogen, Inc. *	848,895
44,194	Celgene Corp. *	2,832,393
77,704	Gilead Sciences, Inc.	4,860,385
478	Regeneron Pharmaceuticals, Inc. *	178,533
6,198	Vertex Pharmaceuticals, Inc. *	1,027,071
		14,296,326
	BUILDING MATERIALS - 0.1%
3,662	Vulcan Materials Co.	361,806

	CHEMICALS - 1.6%
27,710	Air Products & Chemicals, Inc.	4,434,986
14,392	Celanese Corp.	1,294,848
10,796	Eastman Chemical Co.	789,296
8,610	Huntsman Corp.	166,087
9,739	Linde PLC	1,519,674
1,559	Mosaic Co.	45,538
		8,250,429
	COMMERCIAL SERVICES - 2.4%
30,078	Automatic Data Processing, Inc.	3,943,827
25,148	Booz Allen Hamilton Holding Corp.	1,133,420
3,652	Ecolab, Inc.	538,122
28,836	H&R Block, Inc.	731,569
16,934	Insperity, Inc.	1,580,958
15,927	PayPal Holdings, Inc. *	1,339,301
9,145	Robert Half International, Inc.	523,094
7,928	S&P Global, Inc.	1,347,284
65,353	Western Union Co.	1,114,922
		12,252,497
	COMPUTERS - 4.7%
12,030	Accenture PLC	1,696,350
112,175	Apple, Inc.	17,694,485
9,616	Dell Technologies, Inc. Class C*	469,950

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMPUTERS - 4.7% (Continued)
1	EPAM Systems, Inc. *	$116
18,686	Hewlett Packard Enterprise Co.	246,842
97,892	HP, Inc.	2,002,870
16,680	International Business Machines Corp.	1,896,016
21,886	Pure Storage, Inc. *	351,927
		24,358,556
	COSMETICS/PERSONAL CARE - 0.8%
871	Colgate-Palmolive Co.	51,842
18,852	Estee Lauder Cos, Inc.	2,452,645
19,012	Procter & Gamble Co.	1,747,583
		4,252,070
	DIVERSIFIED FINANCIAL SERVICES - 4.1%
30,917	American Express Co.	2,947,008
9,716	Capital One Financial Corp.	734,432
96,830	Charles Schwab Corp.	4,021,350
13,203	CME Group, Inc.	2,483,748
1,777	Evercore, Inc.	127,162
9,191	Intercontinental Exchange, Inc.	692,358
29,293	Mastercard, Inc.	5,526,124
13,377	Moelis & Co.	459,901
32,372	Visa, Inc.	4,271,162
		21,263,245
	ELECTRIC - 2.7%
17,403	Ameren Corp.	1,135,198
16,265	CenterPoint Energy, Inc.	459,161
29,774	CMS Energy Corp.	1,478,279
16,043	Consolidated Edison, Inc.	1,226,648
3,559	DTE Energy Co.	392,558
4,874	Evergy, Inc.	276,697
40,460	OGE Energy Corp.	1,585,627
37,276	Pinnacle West Capital Corp.	3,175,915
41,479	Portland General Electric Co.	1,901,812
7,703	PPL Corp.	218,226
10,296	TechnipFMC PLC	201,596
39,312	Xcel Energy, Inc.	1,936,902
		13,988,619
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
6,720	AMETEK, Inc.	454,944

	ELECTRONICS - 1.3%
15,493	Agilent Technologies, Inc.	1,045,158
14,724	Allegion PLC	1,173,650
15,982	Garmin Ltd.	1,011,980
17,748	Honeywell International, Inc.	2,344,866

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	ELECTRONICS - 1.3% (Continued)
23,185	National Instruments Corp.	$1,052,135
		6,627,789
	ENVIRONMENTAL CONTROL - 0.2%
6,213	Republic Services, Inc.	447,895
6,335	Waste Management, Inc.	563,752
		1,011,647
	FOOD - 1.1%
40,782	Hershey Co.	4,371,015
8,333	Kellogg Co.	475,064
10,289	Kroger Co.	282,948
7,870	Lamb Weston Holdings, Inc.	578,917
1,660	Tyson Foods, Inc.	88,644
		5,796,588
	GAS - 0.3%
17,067	Atmos Energy Corp.	1,582,452

	HAND/MACHINE TOOLS - 0.2%
8,428	Snap-on, Inc.	1,224,504

	HEALTHCARE - PRODUCTS - 3.0%
24,331	Abbott Laboratories	1,759,861
29,447	Danaher Corp.	3,036,575
2,800	IDEXX Laboratories, Inc. *	520,856
2,610	Intuitive Surgical, Inc. *	1,249,981
4,165	Masimo Corp.	447,196
32,872	Medtronic PLC	2,990,037
1,817	Streris PLC	194,146
26,552	Stryker Corp.	4,162,026
6,107	Thermo Fisher Scientific, Inc.	1,366,686
		15,727,364
	HEALTHCARE - SERVICES - 2.4%
3,276	Anthem, Inc.	860,376
6,350	Humana, Inc.	1,819,148
4,345	Quest Diagnostics, Inc.	361,808
35,437	UnitedHealth Group, Inc.	8,828,065
2,350	WellCare Health Plans, Inc. *	554,812
		12,424,209
	HOME FURNISHINGS - 0.0% **
1,316	Sony Corp. (ADR)	63,536

	HOUSEHOLD PRODUCTS/WARES - 0.7%
44,956	Church & Dwight Co., Inc.	2,956,307
3,722	Clorox Co.	573,709
		3,530,016

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	INSURANCE - 3.8%
34,214	Allstate Corp.	$2,827,103
13,423	American Financial Group, Inc.	1,215,184
18,831	Arthur J Gallagher & Co.	1,387,845
6,852	Athene Holding Ltd. *	272,915
45,908	Berkshire Hathaway, Inc. *	9,373,495
34,697	Hartford Financial Services Group, Inc.	1,542,282
17,677	Lincoln National Corp.	907,007
1,022	Loews Corp.	46,521
9,999	Progressive Corp.	603,240
3,866	Travelers Cos., Inc.	462,954
46,474	Unum Group	1,365,406
		20,003,952
	INTERNET - 8.9%
7,465	Alphabet, Inc. - Class A *	7,730,829
6,283	Alphabet, Inc. - Class C *	6,565,484
10,098	Amazon.com, Inc. *	15,166,893
7,311	Baidu, Inc. * (ADR)	1,159,525
413	Booking Holdings, Inc. *	711,359
13,453	CDW Corp.	1,090,366
35,928	Ctrip.com International Ltd. * (ADR)	972,212
64,642	Facebook, Inc. *	8,473,920
6,769	GoDaddy, Inc. *	444,182
4,204	JD.com, Inc. * (ADR)	87,990
8,272	Netflix, Inc. *	2,214,084
2,227	Spotify Technology SA *	252,765
5,886	Twitter, Inc. *	169,164
951	VeriSign, Inc. *	141,024
17,566	Vipshop Holdings Ltd. - ADR *	95,910
18,332	Yelp, Inc. *	641,437
1,787	YY, Inc. * (ADR)	106,970
		46,024,114
	IRON/STEEL - 0.0% **
1,918	Steel Dynamics, Inc.	57,617

	LEISURE - 0.4%
21,004	Carnival Corp.	1,035,497
18,005	Norwegian Cruise Line Holdings Ltd. *	763,232
		1,798,729
	LODGING - 0.2%
5,682	Extended Stay America, Inc.	88,071
14,266	Hilton Worldwide Holdings, Inc.	1,024,299
		1,112,370
	MACHINERY - CONSTRUCTION & MINING - 0.2%
7,051	Caterpillar, Inc.	895,971

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	MACHINERY - DIVERSIFIED - 0.7%
18,848	Rockwell Automation, Inc.	$2,836,247
1,971	Roper Technologies, Inc.	525,311
		3,361,558
	MEDIA - 2.0%
15,651	AMC Networks, Inc. *	858,927
19,792	CBS Corp.	865,306
105,532	Comcast Corp.	3,593,365
1,148	Discovery, Inc. *	26,496
4,314	Grupo Televisa SAB (ADR)	54,270
16,172	Liberty Media Corp-Liberty SiriusXM - Class A *	595,130
19,562	Liberty Media Corp-Liberty SiriusXM *	723,403
22,795	Twenty-First Century Fox, Inc. - Class A	1,096,895
11,817	Twenty-First Century Fox, Inc.	564,616
36,258	Viacom, Inc.	931,831
10,087	Walt Disney Co.	1,106,040
1,866	World Wrestling Entertainment, Inc.	139,428
		10,555,707
	MINING - 0.2%
4,129	BHP Billiton Ltd. (ADR)	199,389
18,228	Newmont Mining Corp.	631,600
		830,989
	MISCELLANEOUS MANUFACTURER - 3.0%
17,329	3M Co.	3,301,868
58,949	Crane Co.	4,254,939
109,712	General Electric Co.	830,520
21,343	Illinois Tool Works, Inc.	2,703,945
37,360	Ingersoll-Rand PLC	3,408,353
5,550	Parker-Hannifin Corp.	827,727
		15,327,352
	OIL & GAS - 4.2%
54,294	Anadarko Petroleum Corp.	2,380,249
1,774	Cabot Oil & Gas Corp.	39,649
38,531	Chevron Corp.	4,191,787
3,441	Concho Resources, Inc. *	353,700
61,917	ConocoPhillips	3,860,525
7,093	Continental Resources, Inc. *	285,068
2,976	EOG Resources, Inc.	259,537
50,798	Equinor ASA (ADR)	1,075,394
91,179	Exxon Mobil Corp.	6,217,496
4,853	Newfield Exploration Co. *	71,145
12,769	Occidental Petroleum Corp.	783,761
21,746	Phillips 66	1,873,418
2,016	Valero Energy Corp.	151,140
		21,542,869

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	OIL & GAS SERVICES - 0.5%
90,498	Halliburton Co.	$2,405,437

	PACKAGING & CONTAINERS - 0.3%
7,493	Packaging Corp. of America	625,366
18,487	WestRock Co.	698,069
		1,323,435
	PHARMACEUTICALS - 7.2%
46,170	AbbVie, Inc.	4,256,412
20,426	AmerisourceBergen Corp.	1,519,694
59,804	Bristol-Myers Squibb Co.	3,108,612
41,282	Cardinal Health, Inc.	1,841,177
3,352	Cigna Corp.	636,539
17,095	CVS Health Corp.	1,120,064
30,203	Eli Lilly & Co.	3,495,091
69,892	Johnson & Johnson	9,019,563
18,360	McKesson Corp.	2,028,229
89,056	Merck & Co., Inc.	6,804,769
19,189	Pfizer, Inc.	837,600
25,462	Roche Holding AG (ADR)	791,359
22,271	Zoetis, Inc.	1,905,061
		37,364,170
	PIPELINES - 0.6%
128,853	Kinder Morgan, Inc.	1,981,759
46,213	Williams Cos., Inc.	1,018,997
		3,000,756
	REAL ESTATE INVESTMENT TRUSTS - 3.1%
94,078	Host Hotels & Resorts, Inc.	1,568,280
32,967	Park Hotels & Resorts, Inc.	856,482
104,522	Prologis, Inc.	6,137,532
62,442	Realty Income Corp.	3,936,344
21,167	Simon Property Group, Inc.	3,555,844
		16,054,482
	RETAIL - 5.0%
4,216	Best Buy Co., Inc.	223,279
21,379	Costco Wholesale Corp.	4,355,116
8,281	Darden Restaurants, Inc.	826,941
6,285	Domino’s Pizza, Inc.	1,558,617
3,714	Dunkin’ Brands Group, Inc.	238,142
3,866	Five Below, Inc. *	395,569
624	Genuine Parts Co.	59,916
32,010	Home Depot, Inc.	5,499,958
18,702	McDonald’s Corp.	3,320,914
12,549	Penske Automotive Group, Inc.	505,976
7,581	Ross Stores, Inc.	630,738
66,257	Target Corp.	4,378,925

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	RETAIL - 5.0% (Continued)
45,578	TJX Cos., Inc.	$2,039,160
16,379	Walmart, Inc.	1,525,704
6,195	Yum! Brands, Inc.	569,444
		26,128,399
	SEMICONDUCTORS - 3.5%
10,981	Analog Devices, Inc.	942,499
44,869	Applied Materials, Inc.	1,469,011
4,228	Broadcom, Inc.	1,075,096
134,897	Intel Corp.	6,330,715
2,173	Maxim Integrated Products, Inc.	110,497
7,517	Mellanox Technologies Ltd. *	694,420
11,780	Micron Technology, Inc. *	373,779
17,402	NVIDIA Corp.	2,323,167
15,959	QUALCOMM, Inc.	908,227
9,094	Skyworks Solutions, Inc.	609,480
25,753	Texas Instruments, Inc.	2,433,659
11,635	Xilinx, Inc.	990,953
		18,261,503
	SOFTWARE - 7.0%
2,705	Activision Blizzard, Inc.	125,972
5,132	Broadridge Financial Solutions, Inc.	493,955
20,645	Dropbox, Inc. *	421,777
10,307	Electronic Arts, Inc. *	813,325
11,909	Fidelity National Information Services, Inc.	1,221,268
8,339	Intuit, Inc.	1,641,532
180,388	Microsoft Corp.	18,322,009
99,318	Oracle Corp.	4,484,208
2,588	Paychex, Inc.	168,608
42,805	salesforce.com, Inc. *	5,863,001
14,827	Synopsys, Inc. *	1,249,026
11,458	Veeva Systems, Inc. *	1,023,429
3,537	Vmware, Inc.	485,029
		36,313,139
	TELECOMMUNICATIONS - 3.0%
98,879	AT&T, Inc.	2,822,005
26,894	BCE, Inc.	1,063,120
34,401	China Mobile Ltd. (ADR)	1,651,248
13,980	Ciena Corp. *	474,062
96,293	Cisco Systems, Inc.	4,172,376
5,173	Motorola Solutions, Inc.	595,102
100,814	Telefonaktiebolaget LM Ericsson (ADR)	894,220
3	Telephone & Data Systems, Inc.	98
69,611	Verizon Communications, Inc.	3,913,530
		15,585,761

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	TRANSPORTATION - 0.8%
18,266	Landstar System, Inc.	$1,747,508
16,893	Norfolk Southern Corp.	2,526,179
		4,273,687
	WATER - 0.4%
21,444	American Water Works Co., Inc.	1,946,472

	TOTAL COMMON STOCKS (Cost - $532,849,678)	509,898,522

	SHORT-TERM INVESTMENT - 1.6%
	MONEY MARKET FUND - 1.6%
8,277,840	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $8,277,840)	$8,277,840

	TOTAL INVESTMENTS - 99.9% (Cost - $541,127,518)	$518,176,362
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	755,990
	TOTAL NET ASSETS - 100.0%	$518,932,352

*	Non-income producing security.

**	Amount is less than 0.05%

ADR - American Depository Receipt

PLC - Public Limited Company

(a)	Money market rate shown represents the rate at December 31, 2018.

FUTURES CONTRACTS
						Unrealized
	Description	Counterparty	Contracts	Expiration Date	Notional Value	Depreciation
LONG
	S&P 500 E-mini Future	Goldman Sachs	75	March-19	$9,394,500	$(196,158)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS						$(196,158)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 97.9%
	ADVERTISING - 0.2%
1,506	Interpublic Group of Cos, Inc.	$31,069

	AEROSPACE/DEFENSE - 3.3%
829	Boeing Co.	267,352
257	Heico Corp.	16,191
336	Lockheed Martin Corp.	87,978
34	Northrop Grumman Corp.	8,327
936	Raytheon Co.	143,536
1	United Technologies Corp.	81
		523,465
	AGRICULTURE - 1.0%
2,696	Altria Group, Inc.	133,155
527	Archer-Daniels-Midland Co.	21,591
		154,746
	AIRLINES - 0.3%
1,024	Southwest Airlines Co.	47,596

	APPAREL - 1.5%
2,631	NIKE, Inc.	195,062
486	VF Corp.	34,671
		229,733
	AUTO MANUFACTURERS - 0.4%
860	PACCAR, Inc.	49,140
43	Tesla, Inc. *	14,310
		63,450
	AUTO PARTS & EQUIPMENT - 0.0% ^
38	Allison Transmission Holdings, Inc.	1,669
52	BorgWarner, Inc.	1,806
		3,475
	BANKS - 0.9%
2,172	Bank of America Corp.	53,518
73	East West Bancorp, Inc.	3,178
147	First Republic Bank	12,774
1,777	Morgan Stanley	70,458
		139,928
	BEVERAGES - 2.0%
406	Coca-Cola Co. (The)	19,224
988	Coca-Cola European Partners PLC	45,300
294	Constellation Brands, Inc.	47,281
239	Keurig Dr. Pepper, Inc.	6,128
1,562	Monster Beverage Corp. *	76,882
1,101	PepsiCo., Inc.	121,638
		316,453

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	BIOTECHNOLOGY - 4.4%
1,155	Amgen, Inc.	$224,844
215	Biogen, Inc. *	64,698
1,866	Celgene Corp. *	119,592
2,828	Gilead Sciences, Inc.	176,891
293	Incyte Corp. *	18,632
78	Regeneron Pharmaceuticals, Inc. *	29,133
394	Vertex Pharmaceuticals, Inc. *	65,290
		699,080
	BUILDING MATERIALS - 0.2%
36	Lennox International, Inc.	7,879
235	Vulcan Materials Co.	23,218
		31,097
	CHEMICALS - 0.9%
263	Air Products & Chemicals, Inc.	42,093
698	Celanese Corp.	62,799
174	Linde PLC	27,151
157	RPM International, Inc.	9,228
		141,271
	COMMERCIAL SERVICES - 4.5%
1,396	Automatic Data Processing, Inc.	183,044
1,345	Booz Allen Hamilton Holding Corp.	60,619
154	Ecolab, Inc.	22,692
1,288	H&R Block, Inc.	32,677
1,046	Insperity, Inc.	97,655
1,151	PayPal Holdings, Inc. *	96,788
765	Robert Half International, Inc.	43,758
402	S&P Global, Inc.	68,316
536	Square, Inc. *	30,064
621	Total System Services, Inc.	50,481
399	TransUnion	22,663
441	Western Union Co. (The)	7,523
		716,280
	COMPUTERS - 7.6%
769	Accenture PLC	108,437
6,299	Apple, Inc.	993,604
121	Cognizant Technology Solutions Corp.	7,681
148	Dell Technologies, Inc. Class C *	7,250
234	Fortinet, Inc. *	16,481
398	HP, Inc.	8,143
248	International Business Machines Corp.	28,190
51	NetApp, Inc.	3,043
1,270	Pure Storage, Inc. *	20,422
		1,193,251
	COSMETICS/PERSONAL CARE - 0.4%
490	Estee Lauder Cos, Inc.	63,749

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	DISTRIBUTION/WHOLESALE - 0.0% ^
9	WW Grainger, Inc.	$2,541

	DIVERSIFIED FINANCIAL SERVICES - 5.9%
515	American Express Co.	49,090
4,259	Charles Schwab Corp.	176,876
250	CME Group, Inc.	47,030
512	Evercore, Inc.	36,639
276	Intercontinental Exchange, Inc.	20,791
1,512	Mastercard, Inc.	285,239
51	Moelis & Co.	1,753
700	SEI Investments Co.	32,340
574	TD Ameritrade Holding Corp.	28,103
1,964	Visa, Inc.	259,130
		936,991
	ELECTRIC - 0.3%
409	OGE Energy Corp.	16,029
388	Pinnacle West Capital Corp.	33,058
116	Portland General Electric Co.	5,319
		54,406
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
82	AMETEK, Inc.	5,551
111	Hubbell, Inc.	11,027
		16,578
	ELECTRONICS - 1.3%
195	Agilent Technologies, Inc.	13,155
789	Allegion PLC	62,891
533	Garmin Ltd.	33,750
33	Honeywell International, Inc.	4,360
1,990	National Instruments Corp.	90,306
		204,462
	FOOD - 0.7%
981	Hershey Co. (The)	105,144
96	Lamb Weston Holdings, Inc.	7,062
		112,206
	GAS - 0.1%
203	Atmos Energy Corp.	18,822

	HAND/MACHINE TOOLS - 0.2%
201	Snap-On, Inc.	29,203

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	HEALTHCARE PRODUCTS - 2.5%
12	ABIOMED, Inc. *	$3,900
35	Danaher Corp.	3,609
363	Genomic Health, Inc. *	23,381
324	IDEXX Laboratories, Inc. *	60,270
178	Intuitive Surgical, Inc. *	85,248
174	Masimo Corp. *	18,682
175	Steris PLC	18,699
1,153	Stryker Corp.	180,733
		394,522
	HEALTHCARE - SERVICES - 3.1%
166	Humana, Inc.	47,556
1,656	UnitedHealth Group, Inc.	412,543
109	WellCare Health Plans, Inc. *	25,734
		485,833
	HOUSEHOLD PRODUCTS/WARES - 0.4%
1,039	Church & Dwight Co., Inc.	68,325

	INSURANCE - 1.0%
112	Allstate Corp.	9,255
739	Arthur J. Gallagher & Co.	54,464
174	Berkshire Hathaway, Inc. *	35,527
669	Progressive Corp. (The)	40,361
665	Unum Group	19,538
		159,145
	INTERNET - 16.7%
376	Alphabet, Inc. - Class A *	392,905
408	Alphabet, Inc. - Class C *	422,529
594	Amazon.com, Inc. *	892,170
40	Booking Holdings, Inc. *	68,897
506	Cargurus, Inc. *	17,067
1,092	CDW Corp.	88,507
3,426	Facebook, Inc. *	449,114
964	GoDaddy, Inc. *	63,258
482	Netflix, Inc. *	129,012
101	Palo Alto Networks, Inc. *	19,023
213	TripAdvisor, Inc. *	11,489
706	Twitter, Inc. *	20,290
291	VeriSign, Inc. *	43,152
794	Yelp, Inc. *	27,782
		2,645,195
	IRON/STEEL - 0.1%
306	Steel Dynamics, Inc.	9,192

	LEISURE TIME - 0.1%
551	Norwegian Cruise Line Holdings Ltd. *	23,357

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	LODGING - 0.9%
1,664	Extended Stay America, Inc.	$25,792
1,090	Hilton Worldwide Holdings, Inc.	78,262
321	Marriott International, Inc.	34,848
		138,902
	MACHINERY - CONSTRUCTION & MINING - 0.2%
307	Caterpillar, Inc.	39,010

	MACHINERY - DIVERSIFIED - 1.0%
41	AGCO Corp.	2,282
795	Rockwell Automation, Inc.	119,632
115	Roper Technologies, Inc.	30,650
		152,564
	MEDIA - 1.2%
1,051	AMC Networks, Inc. *	57,679
886	CBS Corp.	38,736
291	Liberty Media Corp.-Liberty SiriusXM - Class A *	10,709
218	Liberty Media Corp.-Liberty SiriusXM - Class C *	8,062
116	Sinclair Broadcast Group, Inc.	3,055
3,692	Sirius XM Holdings, Inc.	21,081
209	Viacom, Inc.	5,371
245	Walt Disney Co. (The)	26,864
175	World Wrestling Entertainment, Inc.	13,076
		184,633
	MISCELLANEOUS MANUFACTURING - 3.1%
645	3M Co.	122,898
2,077	Crane Co.	149,918
108	Donaldson Co., Inc.	4,686
780	Illinois Tool Works, Inc.	98,818
1,263	Ingersoll-Rand PLC	115,223
		491,543
	OFFICE/BUSINESS EQUIPMENT - 0.1%
80	Zebra Technologies Corp. *	12,738

	OIL & GAS - 0.5%
1,102	Anadarko Petroleum Corp.	48,312
352	ConocoPhillips	21,947
44	Continental Resources, Inc. *	1,768
		72,027
	OIL & GAS SERVICES - 0.3%
1,970	Halliburton Co.	52,363

	PACKAGING & CONTAINERS - 0.1%
99	Packaging, Corp. of America	8,263
42	WestRock Co.	1,586
		9,849

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	PHARMACEUTICALS - 4.0%
2,348	AbbVie, Inc.	$216,462
605	AmerisourceBergen Corp.	45,012
1,376	Bristol-Myers Squibb Co.	71,524
842	Cardinal Health, Inc.	37,553
14	Cigna Corp.	2,727
126	DexCom, Inc. *	15,095
791	Eli Lilly & Co.	91,534
416	Johnson & Johnson	53,685
347	McKesson Corp.	38,333
724	Zoetis, Inc.	61,931
		633,856
	REAL ESTATE INVESTMENT TRUSTS - 2.4%
137	Equity LifeStyle Properties, Inc.	13,307
536	Host Hotels & Resorts, Inc.	8,935
22	Lamar Advertising Co.	1,522
113	Park Hotels & Resorts, Inc.	2,936
2,683	Prologis, Inc.	157,546
1,495	Realty Income Corp.	94,245
595	Simon Property Group, Inc.	99,954
		378,445
	RETAIL - 6.2%
7	AutoZone, Inc. *	5,868
23	Chipotle Mexican Grill, Inc. *	9,931
733	Costco Wholesale Corp.	149,319
228	Darden Restaurants, Inc.	22,768
340	Domino’s Pizza, Inc.	84,317
785	Dunkin’ Brands Group, Inc.	50,334
222	Five Below, Inc. *	22,715
1,747	Home Depot, Inc.	300,170
90	Lululemon Athletica, Inc. *	10,945
43	McDonald’s, Corp.	7,635
81	O’Reilly Automotive, Inc. *	27,891
569	Ross Stores, Inc.	47,341
44	Starbucks Corp.	2,834
1,653	Target, Corp.	109,247
1,900	TJX Cos, Inc.	85,006
179	Tractor Supply Co.	14,936
21	Ulta Beauty, Inc. *	5,142
281	Yum! Brands, Inc.	25,830
		982,229
	SEMICONDUCTORS - 3.4%
431	Analog Devices, Inc.	36,993
2,124	Applied Materials, Inc.	69,540
87	Broadcom, Inc.	22,122
69	Cirrus Logic, Inc. *	2,289

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	SEMICONDUCTORS - 3.4% (Continued)
535	Intel Corp.	$25,108
178	Maxim Integrated Products, Inc.	9,051
213	Micron Technology, Inc. *	6,758
874	NVIDIA Corp.	116,679
27	NXP Semiconductors NV *	1,979
215	Silicon Laboratories, Inc. *	16,944
380	Skyworks Solutions, Inc.	25,468
1,463	Texas Instruments, Inc.	138,253
765	Xilinx, Inc.	65,155
		536,339
	SOFTWARE - 12.6%
596	Activision Blizzard, Inc.	27,756
323	Adobe Systems, Inc. *	73,075
52	Athenahealth, Inc. *	6,860
229	Atlassian Corp. PLC *	20,376
359	Box, Inc. *	6,060
428	Broadridge Financial Solutions, Inc.	41,195
941	Dropbox, Inc. *	19,225
662	Electronic Arts, Inc. *	52,238
157	First Data Corp. *	2,655
524	Intuit, Inc.	103,149
9,599	Microsoft Corp.	974,970
169	New Relic, Inc. *	13,684
1,299	Oracle Corp.	58,650
213	Paychex, Inc.	13,877
109	Red Hat, Inc. *	19,145
2,245	Salesforce.com, Inc. *	307,498
191	ServiceNow, Inc. *	34,008
890	Synopsys, Inc. *	74,974
97	Tableau Software, Inc. *	11,640
198	Ultimate Software Group, Inc. (The) *	48,484
618	Veeva Systems, Inc. *	55,200
185	Vmware, Inc.	25,369
		1,990,088
	TELECOMMUNICATIONS - 0.4%
45	Arista Networks, Inc. *	9,481
756	Ciena Corp. *	25,636
188	Motorola Solutions, Inc.	21,628
		56,745

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	TRANSPORTATION - 1.4%
230	CH Robinson Worldwide, Inc.	$19,341
156	JB Hunt Transport Services, Inc.	14,514
1,359	Landstar System, Inc.	130,016
207	Norfolk Southern Corp.	30,955
861	Schneider National, Inc.	16,075
118	United Parcel Service, Inc.	11,509
		222,410

	TOTAL COMMON STOCKS (Cost - $15,797,128)	15,469,162

	SHORT-TERM INVESTMENT - 2.1%
	MONEY MARKET FUND - 2.1%
328,974	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $328,974)	328,974

	TOTAL INVESTMENTS - 100.0% (Cost - $16,126,102)	$15,798,136
	OTHER ASSETS LESS LIABILITIES - NET - 0.0% ^	8,487
	TOTAL NET ASSETS - 100.0%	$15,806,623

*	Non-income producing security

^	Represents less than 0.05%

PLC - Public Limited Company

(a)	Money market rate shown represents the rate at December 31, 2018.

FUTURES CONTRACTS
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Appreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	2	Mar-19	$250,520	$1,682
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS					$1,682

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 6.1%
	EQUITY FUNDS - 6.1%
109,068	iShares MSCI India ETF	$3,636,327
129,516	iShares MSCI Taiwan ETF	4,095,296
33,652	iShares MSCI Turkey ETF	826,829
	TOTAL EQUITY FUNDS (Cost - $9,210,403)	8,558,452

	COMMON STOCKS - 90.9%
	ADVERTISING - 0.0% +
469	Publicis Groupe SA	26,850

	AEROSPACE/DEFENSE - 0.4%
2,696	BAE Systems PLC	15,767
1,224	CAE, Inc.	22,485
14	Dassault Aviation SA	19,365
2,249	MTU Aero Engines AG	407,238
6,624	Rolls-Royce Holdings PLC	70,022
		534,877
	AGRICULTURE - 1.5%
11,119	British American Tobacco PLC	354,029
78,000	China Agri-Industries Holdings Ltd. *	27,795
1,858	Easy Bio, Inc. *	10,091
28,200	Gudang Garam Tbk. PT	163,969
10,888	Imperial Brands PLC	329,618
34,900	Japan Tobacco, Inc.	832,301
6,900	QL Resources Bhd.	11,371
204,000	Renhe Commercial Holdings Co. Ltd. *	7,035
7,670	Swedish Match AB	302,012
		2,038,221
	AIRLINES - 0.4%
92,000	China Eastern Airlines Corp. Ltd.	51,233
33,491	International Consolidated Airlines Group SA	264,934
59,282	Qantas Airways Ltd.	241,643
		557,810
	APPAREL - 1.7%
2,093	adidas AG	436,413
1,386	Burberry Group PLC	30,635
827	Christian Dior SE	315,664
367	Fila Korea Ltd.	17,597
1,412	Kering	664,375
2,149	LVMH Moet Hennessy Louis Vuitton SE	634,302
7,219	Moncler SpA	238,742
155	Puma SE	75,659
200	Zhejiang Semir Garment Co. Ltd.	260
		2,413,647
	AUTO MANUFACTURERS - 1.8%
40,500	BAIC Motor Corp. Ltd.	21,364
22,000	China First Capital Group Ltd. *	12,504
3,451	Ferrari NV	342,348
18,000	Geely Automobile Holdings Ltd.	31,727
11,400	Honda Motor Co. Ltd.	300,755
1,121	Hyundai Motor Co.	119,052
2,290	Kia Motors Corp.	69,164
13,400	Mitsubishi Motors Corp.	73,525
4,300	Nissan Motor Co. Ltd.	34,501

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	AUTO MANUFACTURERS - 1.8% (Continued)
5,930	Peugeot SA	$126,392
13,500	Sinotruk Hong Kong Ltd.	20,347
700	Suzuki Motor Corp.	35,518
15,000	Toyota Motor Corp.	875,815
32,382	Volvo AB	423,501
		2,486,513
	AUTO PARTS & EQUIPMENT - 2.0%
4,100	Aisin Seiki Co. Ltd.	142,752
2,864	Cie Generale des Etablissements Michelinn SCA	283,854
2,121	Continental AG	292,773
2,700	Denso Corp.	120,413
8,514	Faurecia	321,863
450	Georg Fischer AG *	359,023
4,503	Hella GmbH Hueck & Co. KgaA	179,137
266	Hyundai Mobis Co. Ltd.	45,295
26,900	JTEKT Corp.	300,592
1,764	Magna International, Inc.	80,037
855	Rheinmetall AG	75,416
2,722	Schaeffler AG	23,207
9,100	Sumitomo Electric Industries Ltd. *	121,261
10,600	Tokai Rika Co. Ltd. *	176,224
7,500	Toyoda Gosei Co. Ltd.	148,681
9,300	Toyota Boshoku Corp.	139,099
		2,809,627
	BANKS - 12.8%
7,000	ABSA Group Ltd.	78,745
100	Agricultura Bank of China Ltd.	52
465,000	Agricultural Bank of China Ltd	203,714
12,802	Australia & New Zealand Banking Group Ltd.	220,448
128,877	Banco Bilbao Vizcaya Argentaria SA	682,929
9,350	Banco Bradesco SA *	81,661
27,060	Banco Brandesco SA Preference *	269,849
5,300	Banco del Bajio SA	10,291
9,300	Banco do Brasil SA *	111,554
20,600	Banco Santander Brasil SA	226,955
27,600	Bank Central Asia Tbk. PT	49,951
145,100	Bank Mandiri Persero Tbk. PT	74,543
923,000	Bank of China Ltd.	398,467
108,000	Bank of Communications Co. Ltd.	84,283
7,339	Bank of Montreal	479,254
12,207	Bank of Nova Scotia (The)	608,205
303,000	Bank Rakyat Indonesia Persero Tbk. PT	77,014
110,578	Barclays PLC	211,981
4,732	BNP Paribas SA	213,536
22,000	BOC Hong Kong Holdings Ltd.	81,769
4,597	Canadian Imperial Bank of Commerce	342,234
214,000	China CITIC Bank Corp. Ltd.	130,105
693,000	China Construction Bank Corp.	571,795
345,600	China Minsheng Banking Corp. Ltd.	238,365
119,000	Chongqing Rural Commercial Bank Co. Ltd.	63,837
4,202	Commonwealth Bank of Australia	214,145
459	Credicorp Ltd.	101,747
2,232	Credit Agricole SA	24,061
7,800	DBS Group Holdings Ltd.	135,570

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	BANKS - 12.8% (Continued)
23,813	DNB ASA	$379,918
7,607	Erste Group Bank AG	252,617
75,901	FirstRand Ltd.	345,921
829	Grupo Elektra SAB de CV *	39,883
19,100	Grupo Financiero Banorte SAB de CV	93,038
3,900	Hachijuni Bank Ltd. (The)	16,032
72,386	HSBC Holdings PLC	596,383
513,000	Industrial & Commercial Bank of China Ltd.	366,272
1,090	Industrial Bank of Korea *	13,725
89,700	Itau Unibanco Holding SA Preference*	821,609
2,100	Kyushu Financial Group, Inc.	7,962
158,893	Lloyds Banking Group PLC	104,927
5,709	Macquarie Group Ltd.	436,679
119,700	Malayan Banking Bhd.	275,172
21,126	Mediobanca Banca di Credito Finanziario SpA	178,132
179,900	Mitsubishi UFJ Financial Group, Inc.	881,996
34,453	National Australia Bank Ltd.	583,816
33,745	Natixis SA	158,893
954	Nedbank Group Ltd.	18,211
8,770	Nordea Bank ABP *	73,774
11,278	OTP Bank Nyrt	453,727
3,700	Oversea-Chinese Banking Corp. Ltd.	30,566
13,000	Postal Savings Bank of China Co. Ltd.	6,858
21,400	Public Bank Bhd.	128,219
55,300	Resona Holdings, Inc.	266,482
17,290	Royal Bank of Canada	1,182,880
43,239	Skandinaviska Enskilda Banken AB	419,912
2,786	Societe Generale SA	88,602
27,737	Standard Bank Group Ltd.	344,779
30,400	Sumitomo Mitsui Financial Group, Inc.	1,009,962
6,700	Sumitomo Mitsui Trust Holdings, Inc.	245,613
21,500	Suruga Bank Ltd. *	79,561
92,700	Thanachart Capital PCL * (NVDR)	141,641
27,148	Toronto-Dominion Bank (The)	1,348,853
25,307	Westpac Banking Corp.	446,116
2,054	Woori Bank *	28,717
		17,854,508
	BASE METALS - 0.1%
21,573	OZ Minerals Ltd. *	133,649

	BEVERAGES - 2.2%
75,000	Ambev SA	297,620
700	Asahi Group Holdings Ltd.	27,237
5,376	Carlsberg A/S	570,381
12,000	China Resources Beer Holdings Co. Ltd.	41,919
32,370	Diageo PLC	1,152,279
1,700	Fraser & Neave Holdings Bhd. *	13,781
18,400	Kirin Holdings Co. Ltd.	385,475
3,228	Pernod Ricard SA	528,790
210	Royal Unibrew A/S	14,444
		3,031,926

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	BIOTECHNOLOGY- 0.5%
7,500	3SBio, Inc.	$9,618
240	BeiGene Ltd. * (ADR)	33,662
3,326	CSL Ltd.	433,553
416	Genmab AS *	68,027
2,429	H Lundbeck A/S	106,195
34	Medy-Tox, Inc.	17,601
		668,656
	BUILDING MATERIALS - 1.1%
73,000	BBMG Corp.	23,030
180,400	Cemex SAB DE CV *	87,023
32,000	China Resources Cement Holdings Ltd.	28,815
21,302	Cie de Saint-Gobain	710,208
47,229	CSR Ltd.	93,430
930	HeidelbergCement AG	56,750
1,246	Kingspan Group PLC	53,243
3,800	LIXIL Group Corp.	47,173
6,801	Norbord, Inc.	180,756
1,943	Sika AG	245,585
1,028	Wienerberger AG	21,153
		1,547,166
	CHEMICALS - 2.7%
2,124	Air Liquide SA	263,322
2,879	Arkema SA	246,703
23,000	Daicel Corp.	237,096
2,300	DIC Corp.	70,647
8,801	Evonik Industries AG	219,327
1,194	Hanwha Chemical Corp. *	21,616
2,500	Hitachi Chemical Co. Ltd. *	37,825
1,600	JSR Corp.	24,135
15,000	Kingboard Laminates Holdings Ltd.	12,377
6,968	Koninklijke DSM NV	569,053
315	LG Chem Ltd.	97,961
729	Linde AG	161,463
63	Lotte Chemical Corp. *	15,640
162	LOTTE Fine Chemical Co. Ltd. *	5,960
4,002	Methanex Corp.	192,394
21,800	Mitsubishi Chemical Holdings Corp.	165,435
1,900	Nitto Dekno Corp.	95,991
1,932	Nutrien Ltd.	90,701
140,000	PTT Global Chemical PCL	306,357
6,700	Shin-Etsu Chemical Co. Ltd.	521,271
2,159	Solvay SA	215,511
19,300	Sumitomo Chemical Co. Ltd.	93,760
1,036	Victrex PLC	30,189
900	Zeon Corp.	8,252
		3,702,986
	COAL - 0.2%
188,800	Bukit Asam TBK PT *	56,391
103,000	China Coal Energy Co. Ltd.	40,519
46,000	China Shenhua Energy Co. Ltd.	100,821
9,084	Whitehaven Coal Ltd.	27,627
		225,358

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMERCIAL SERVICES - 0.9%
5,219	Ashtead Group PLC	$108,810
9,821	Atlantia SpA	202,870
10,000	Car, Inc. *	7,446
1,188	Edenred	43,607
5,598	Experian PLC	135,819
48,694	G4S PLC	122,142
620	Intertek Group PLC	37,902
308	Randstad Holding NV	14,115
3,600	Recruit Holdings Co. Ltd.	87,363
7,500	RELX PLC	154,408
7,698	Rentokil Initial PLC	33,060
9,500	Shenzhen International Holdings Ltd.	18,298
500	Toppan Printing Co. Ltd.	7,369
1,654	Wirecard AG	251,094
		1,224,303
	COMPUTERS - 1.1%
2,110	Atos SE	172,413
100	BOE Technology Group Co. Ltd.	38
2,257	Capgemini SE	223,952
3,731	CGI Group, Inc. *	228,100
1,776	Check Point Software Technologies Ltd. *	182,306
11,053	Computershare Ltd.	133,761
600	Itochu Techno-Solutions Corp.	11,616
256	Jenoptik AG	6,666
42,000	Lenovo Group Ltd.	28,378
5,701	Logitech International S.A.	178,814
13,100	Nihon Unisys Ltd. *	292,650
156	Samsung SDS Co. Ltd.	28,521
204	SK Holdings Co. Ltd.	47,535
86	Teleperformance	13,724
		1,548,474
	COSMETICS/PERSONAL CARE - 2.3%
318	Amorepacific Corp.	59,707
600	FANCL Corp. *	15,351
2,300	Kao Corp.	170,936
74	LG Household & Health Care Ltd.	73,018
4,903	L’Oreal SA	1,127,699
1,700	Pigeon Corp.	72,825
11,300	Pola Orbis Holdings, Inc.	305,790
400	Shiseido Co. Ltd.	25,127
19,955	Svenska Cellulosa AB SCA	154,673
2,600	Unicharm Corp.	84,340
11,285	Unilever NV (Dutch Certificate)	611,739
8,918	Unilever PLC	466,642
		3,167,847
	DISTRIBUTION/WHOLESALE - 1.4%
671	Ferguson PLC	42,875
35,836	Inchcape PLC	251,709
20,600	Itochu Corp.	350,546
233	LG Corp. *	14,596
531	LG International Corp. *	7,305
23,800	Marubeni Corp.	167,553

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	DISTRIBUTION/WHOLESALE - 1.4% (Continued)
5,000	Mitsubishi Corp.	$137,629
47,300	Mitsui & Co. Ltd.	728,803
432	Posco Daewoo Corp. *	7,046
4,412	Rexel SA	46,905
17,000	Sumitomo Corp.	241,950
		1,996,917
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
3,997	Aareal Bank AG	123,322
2,128	ASX Ltd.	89,797
3,300	BOC Aviation Ltd. *	24,425
20,000	China International Capital Corp. Ltd.	37,551
32,900	CNPC Capital Co. Ltd.	51,513
84,100	Daiwa Securities Group, Inc.	426,651
3,506	Deutsche Boerse AG	420,628
47,400	Guotai Junan Securities Co. Ltd.	95,898
1,705	Hana Financial Group, Inc.	55,392
7,900	Hitachi Capital Corp. *	166,619
7,900	Hong Kong Exchanges & Clearing Ltd.	228,645
9,806	IG Group Holdings PLC	71,187
3,787	KB Financial Group, Inc. *	157,820
206	Korea Investment Holdings Co. Ltd. *	10,985
13,300	Krungthai Card PLC * (GDR)	12,459
9,333	Man Group PLC	15,809
5,297	Meritz Securities Co. Ltd. *	20,318
1,128	Mirae Asset Daewoo Co. Ltd. *	6,601
12,200	Mitsubishi UFJ Lease & Finance Co. Ltd. *	58,712
8,800	Muangthai Capital PLC (NVDR)	13,243
1,090	NH Investment & Securities Co. Ltd. *	12,748
29,706	Old Mutual Ltd.	46,258
1,245	Samsung Securities Co. Ltd. *	35,147
10,025	Schroders PLC	311,918
2,770	Shinhan Financial Group Co. Ltd. *	98,308
600	Tokyo Century Corp. *	26,414
		2,618,368
	ELECTRIC - 2.0%
5,415	A2A SpA	9,734
4,829	AGL Energy Ltd.	70,032
47,000	China Power International Development Ltd.	10,685
5,700	Chubu Electric Power Co, Inc.	81,176
8,500	CLP Holdings Ltd.	96,081
124,000	Datang International Power Generation Co. Ltd.	29,142
21,078	E.ON SE	207,870
1,091	EDP Renovaveis SA	9,697
15,126	Endesa SA	348,074
29,675	Engie SA *	424,885
3,599	Fortis, Inc. (Canada)	119,923
8,300	Gulf Energy Development PCL	20,775
8,800	Gulf Energy Development PLC (NVDR)	22,027
3,349	Hera SpA *	10,191

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	ELECTRIC - 2.0% (Continued)
19,900	Hokuriku Electric Power Co. *	$173,942
62,000	Huadian Power International Corp. Ltd.	27,954
2,330	Iberdrola SA	18,693
1,686	Korea Electric Power Corp. *	50,015
761	RWE AG	16,498
24,900	Shikoku Electric Power Co., Inc.	301,392
61,500	Tenaga Nasional Bhd.	202,396
78,260	Terna Rete Elettrica Nazionale SpA	443,110
1,470	Uniper SE	37,978
1,480	Verbund AG	63,005
		2,795,275
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
2,000	Casio Computer Co. Ltd.	23,771
300	Dongfang Electric Corp. Ltd. *	345
296	LS Corp. *	13,025
242	LS Industrial Systems Co. Ltd. *	10,627
500	Mabuchi Motor Co. Ltd.	15,358
5,998	Schneider Electric SE	409,477
25,600	Xinjiang Goldwind Science & Technology Co. Ltd.	22,692
		495,295
	ELECTRONICS - 0.4%
14,654	Electrocomponents PLC	94,548
3,800	Hoya Corp.	229,112
1,669	LG Display Co. Ltd. *	26,999
100	Murata Manufacturing Co. Ltd.	13,631
729	Samsung Electro-Mechanics Co. Ltd. *	67,621
10,000	Venture Corp. Ltd.	102,348
		534,259
	ENERGY - ALTERNATE SOURCES - 0.1%
885	Landis+Gyr Group AG	49,511
83	OCI Co. Ltd. *	7,959
36,000	Xinyi Solar Holdings Ltd. *	12,645
		70,115
	ENGINEERING & CONSTRUCTION - 2.1%
174	Acciona S.A.	14,699
9,753	ACS Actividades de Construccion y Servicios SA	377,176
1,601	Aena SA	248,447
1,604	Bouygues SA	57,465
157,000	China Communications Construction Co. Ltd.	148,390
110,000	China Communications Services Corp. Ltd.	91,042
174,000	China Railway Construction Corp. Ltd.	241,353
178,000	China Railway Group Ltd.	162,100
5,400	Chiyoda Corp.	15,258
7,697	CIMIC Group Ltd.	235,225
197	Daelim Industrial Co. Ltd. *	18,097
1,783	Daewoo Engineering & Construction Co. Ltd. *	8,613
267	Flughafen Zurich AG	44,012
1,800	Grupo Aeroportuario del Centro Norte SAB de CV *	8,572
423	GS Engineering & Construction Corp. *	16,586
4,940	Hochtief AG	664,671
606	Hyundai Engineering & Construction Co. Ltd. *	29,654
3,900	Kandenko Co. Ltd. *	37,928
173,000	Metallurgical Corp of China Ltd.	41,541
1,322	Samsung Engineering Co. Ltd. *	20,852

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	ENGINEERING & CONSTRUCTION - 2.1% (Continued)
37,732	Sydney Airport	$178,771
3,586	Vinci SA	295,234
683	WSP Global, Inc.	29,339
		2,985,025
	ENTERTAINMENT - 0.7%
13,888	Aristocrat Leisure Ltd.	213,533
406,000	Genting Singapore PLC	290,426
2	Kindred Group PLC	18
4,000	Sankyo Co. Ltd. (SDR)	152,395
8,100	Toho Co. Ltd.	293,834
10,828	William Hill PLC	21,375
		971,581
	FOOD - 3.9%
4,031	A2 Milk Co. Ltd. *	30,138
4,589	Associated British Foods PLC	119,404
52	Barry Callebaut AG	80,759
5,416	Bid Corp. Ltd.	99,773
900	BRF SA *	5,092
70	CJ CheilJedang Corp.	20,734
1,074	Coles Group Ltd. *	8,877
66,000	Dali Foods Group Co. Ltd	48,809
3,143	Danone SA	221,001
16,500	Indofood Sukses Makmur Tbk PT	8,534
40,900	JBS SA	122,307
2,826	Kesko OYJ	152,159
800	Kikkoman Corp.	43,093
30,835	Koninklijke Ahold Delhaize NV	778,123
2,720	Magnit PJSC - GDR	34,626
23,075	Nestle SA	1,867,909
6,200	Nichirei Corp. *	170,943
47	NongShim Co. Ltd	10,720
374	Salmar ASA	18,486
6,900	Seven & i Holdings Co. Ltd.	300,804
25,662	SSP Group PLC	211,591
22,144	Suedzucker AG	285,921
9,136	Tate & Lyle PLC	76,795
21,000	Uni-President China Holdings Ltd.	18,239
8,891	Wesfarmers Ltd.	201,673
156,000	WH Group Ltd.	120,148
113,475	Wm Morrison Supermarkets PLC	308,193
8,448	Woolworths Holdings Ltd. - South Africa *	32,353
1,200	Yamazaki Baking Co. Ltd.	25,222
5,000	Yihai International Holding Ltd.	12,223
		5,434,649
	FOOD SERVICE - 0.7%
47,311	Compass Group PLC	994,213

	FOREST PRODUCTS & PAPER - 0.1%
506	Canfor Corp. *	6,124
26,300	Indah Kiat Pulp & Paper Corp. Tbk PT	21,147
13,000	Pabrik Kertas Tjiwi Kimia Tbk. PT *	10,012
1,178	Smurfit Kappa Group PLC	31,323
3,126	Stora Enso OYJ	36,039
3,300	Suzano Papel E Celulose SA	32,423

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	FOREST PRODUCTS & PAPER - 0.1% (Continued)
1,431	UPM-Kymmene OYJ	$36,234
		173,302
	GAS - 0.6%
55,807	Centrica PLC	95,881
431	Korea Gas Corp. *	18,618
58,086	National Grid PLC	565,343
36,155	Snam SpA	157,842
14,000	Towngas China Co. Ltd.	10,389
		848,073
	HAND/MACHINE TOOLS - 0.2%
200	Disco Corp. *	23,424
400	DMG Mori Co. Ltd. *	4,524
11,883	Sandvik AB	169,348
20,500	Techtronic Industries Co. Ltd.	108,923
		306,219
	HEALTHCARE-PRODUCTS - 1.0%
700	Asahi Intecc Co. Ltd.	29,604
5,428	Aspen Pharmacare Holdings Ltd.	50,873
378	Carl Zeiss Meditec AG	29,513
1,903	Cochlear Ltd.	232,534
3,501	GN Store Nord A/S	130,484
24,000	Hengan International Group Co. Ltd.	174,727
9,760	Koninklijke Philips NV *	345,091
386	Sartorius Stedim Biotech	38,544
1,557	Siemens Healthineers AG *	65,046
16,661	Smith & Nephew PLC	310,653
94	Sonova Holding AG	15,314
		1,422,383
	HEALTHCARE-SERVICES - 0.2%
28,000	Bangkok Dusit Medical Services PCL	21,327
35,000	Evergrande Health Industry Group Ltd. *	46,045
3,669	Fresenius SE & Co. KGaA	177,751
6,000	Genscript Biotech Corp. *	8,093
300	Miraca Holdings, Inc.	6,787
986	NMC Health PLC	34,358
153	Orpea Corp.	15,605
420	SillaJen, Inc. *	27,666
		337,632
	HOLDING COMPANIES - DIVERSIFIED - 0.5%
194	Aker ASA *	10,351
18,300	Alfa SAB de CV	21,735
16,976	Barloworld Ltd.	135,879
8,000	China Investment Fund International Holdings Co. *	21,458
66	CJ Corp. *	7,187
10	CJ Corp. Preference *	325
21,000	CK Hutchison Holdings Ltd.	201,703
7,100	Keppel Corp. Ltd.	30,786
11,139	Remgro Ltd.	150,797
7,340	San Miguel Corp.	20,519
963	Washington H Soul Pattinson & Co .Ltd. *	16,874
53,000	Wharf Holdings Ltd.	138,096
		755,710
	HOME BUILDERS - 0.5%
2,397	Bovis Homes Group PLC	26,309

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	HOME BUILDERS - 0.5% (Continued)
10,940	Persimmon PLC	$268,911
3,100	Sekisui House Ltd.	45,745
181,006	Taylor Wimpey PLC	314,096
		655,061
	HOME FURNISHINGS - 0.1%
1,387	LG Electronics, Inc. *	77,442
2,500	Sony Corp.	121,360
		198,802
	HOUSEHOLD PRODUCTS/WARES - 0.0% +
308	Aekyung Industrial Co. Ltd. *	13,139

	INSURANCE - 4.9%
72,800	AIA Group Ltd.	604,392
5,200	Allianz SE	1,041,099
2,323	Assicurazioni Generali SpA	38,771
26,832	Aviva PLC	128,321
5,007	AXA SA	107,939
89,000	China Life Insurance Co. Ltd.	189,155
202,000	China Reinsurance Group Corp.	41,281
671	CNP Assurances	14,206
13,800	Dai-ichi Life Holdings, Inc.	216,091
4,188	Direct Line Insurance Group PLC	16,999
4,233	Great-West Lifeco, Inc.	87,338
1,794	Hanwha Life Insurance Co. Ltd.	6,785
1,500	IRB Brasil Resseguros S/A	32,301
17,800	Japan Post Holdings Co. Ltd.	205,232
95,853	Legal & General Group PLC	282,001
33,998	Manulife Financial Corp.	482,165
50,903	Medibank Pvt Ltd.	92,098
47,411	MMI Holdings Ltd. (South Africa) *	56,458
9,000	MS&AD Insurance Group Holdings, Inc.	256,920
163,000	People’s Insurance Co Group of China Ltd. (The)	65,580
72,000	PICC Property & Casualty Co. Ltd.	73,661
48,000	Ping An Insurance Group Co of China Ltd.	423,943
556	Power Corp of Canada	9,986
7,646	Sampo Oyj.	335,724
77	Samsung Fire & Marine Insurance Co. Ltd. *	18,563
300	Samsung Life Insurance Co. Ltd.	21,939
41,276	Sanlam Ltd.	228,976
600	Sompo Holdings, Inc.	20,409
1,972	Storebrand ASA	14,038
7,862	Sun Life Financial, Inc.	260,704
189	Swiss Life Holding AG	72,586
6,081	Swiss Re AG	555,914
289	Talanx AG	9,845
13,600	Tokio Marine Holdings, Inc.	649,042
1,320	Topdanmark A/S	61,269
2,853	Unipol Gruppo SpA *	11,474
368	Zurich Insurance Group AG	109,414
		6,842,619
	INTERNET - 3.3%
219	58.com, Inc. *	11,872
10,015	Alibaba Group Holding Ltd. *	1,372,756
21,174	Auto Trader Group PLC	122,647

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	INTERNET - 3.3% (Continued)
1,748	Baidu, Inc. * (ADR)	$277,233
1,000	China Literature Ltd. *	4,636
300	CyberAgent, Inc. *	11,607
200	en-japan, Inc. *	6,225
368,000	HengTen Networks Group Ltd. *	11,187
2,485	JD.com, Inc. * (ADR)	52,011
264	Kakao Corp. *	24,370
4,390	Moneysupermarket.com Group PLC	15,404
3,358	Naspers Ltd.	675,165
545	NAVER Corp.	59,590
62	NCSoft Corp.	25,921
241	Scout24 AG	11,064
1,299	SINA Corp. (China) *	69,678
46,200	Tencent Holdings Ltd.	1,852,874
318	Wix.com Ltd. *	28,728
7,000	Yahoo Japan Corp.	17,482
209	YY, Inc. * (ADR)	12,511
		4,662,961
	INVESTMENT COMPANIES - 0.1%
2,515	Investor AB	106,547
11,300	Legend Holdings Corp.	29,587
690	Reinet Investments SCA	10,478
		146,612
	IRON/STEEL- 0.9%
34,000	Angang Steel Co. Ltd.	23,450
13,498	Anglo American PLC *	302,398
12,052	BlueScope Steel Ltd.	92,991
16,000	China Oriental Group Co. Ltd.	9,523
3,700	Companhia Siderurgica Nacional S.A. *	8,439
1,054	Dongkuk Steel Mill Co. Ltd. *	6,830
13,200	Gerdau SA Preference *	50,474
397	Hyundai Steel Co. *	16,100
42,000	Maanshan Iron & Steel Co. Ltd.	18,507
2,400	Nippon Steel & Sumitomo Metal Corp.	41,398
2,885	Outkumpu OYJ	10,537
766	POSCO	166,820
2,569	Salzgitter AG	75,093
23,631	SSAB AB	81,268
14,400	Usinas Sederurgicas De Minas Gersais SA Preference *	34,256
20,100	Vale SA *	264,491
		1,202,575
	LEISURE TIME - 0.5%
2,459	BRP, Inc.	63,626
3,829	Carnival PLC	183,507
26,000	China Travel International Investment Hong Kong Ltd.	6,941
1,517	CTS Eventim AG & Co. KGaA	56,499
115,451	Thomas Cook Group PLC	45,229
23,742	TUI AG	340,327
		696,129
	LODGING - 0.1%
2,839	Crown Resorts Ltd.	23,704
1,513	Melia Hotels International SA	14,200
12,800	Sands China Ltd.	56,076
		93,980

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	MACHINERY-CONSTRUCTION & MINING - 0.4%
5,302	Doosan Infracore Co. Ltd. *	$36,066
14,200	Hitachi Ltd.	379,931
4,400	Komatsu Ltd.	94,866
55,800	United Tractors Tbk PT	106,177
		617,040
	MACHINERY- DIVERSIFED - 0.5%
5,000	Amada Holdings Co. Ltd.	45,026
833	Bucher Industries AG	223,418
200	Keyence Corp.	101,499
2,020	Kone OYJ	96,154
15,427	OC Oerlikon Corp. AG *	172,767
204	Toromont Industries Ltd.	8,104
1,438	Valmet OYJ	29,507
		676,475
	MEDIA - 1.4%
6,306	Altice Europe NV *	12,248
673	Lagardere SCA	16,941
50,685	Mediaset Espana Comunicacion SA	318,094
11,967	Pearson PLC	143,023
20,066	Quebecor, Inc.	422,241
2,018	Thomas Reuters Corp.	97,413
5,500	Tokyo Broadcasting System Holdings, Inc. *	87,226
14,091	Wolters Kluwer NV *	832,146
		1,929,332
	METAL FABRICATE/HARDWARE - 0.2%
826	Aurubis AG	40,810
12,918	Bodycote PLC	119,526
25,600	China Zhongwang Holdings Ltd.	11,346
4,900	NTN Corp.	14,202
9,743	Sims Metal Management Ltd.	68,865
		254,749
	MINING - 2.1%
11,405	Anglo American PLC	253,875
2,808	Barrick Gold Corp.	37,891
47,620	BHP Billiton Ltd.	1,147,543
13,118	BHP Billiton PLC	275,934
73,719	Centamin PLC	102,151
20,500	China Hongqiao Group Ltd.	11,652
2,281	Detour Gold Corp. *	19,256
5,229	Evolution Mining Ltd.	13,584
1,613	Franco-Nevada Corp.	113,056
18,156	Glencore PLC	67,370
3,465	Iluka Resources Ltd.	18,588
81,000	Jiangxi Copper Co. Ltd.	95,284
700	Mitsui Mining & Smelting Co. Ltd.	14,528

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	MINING - 2.1% (Continued)
40,000	MMG Ltd. *	$17,217
1,133	Pan American Silver Corp.	16,533
27,056	Regis Resources Ltd.	91,999
1,286	Rio Tinto Ltd.	71,042
8,411	Rio Tinto PLC	399,567
40,317	South32 Ltd.	95,084
930	Southern Copper Corp.	28,616
3,240	St. Barbara Ltd.	10,721
810	Teck Resources Ltd.	17,430
15,000	Zhaojin Mining Industry Co. Ltd.	15,231
		2,934,152
	MISCELLANEOUS MANUFACTURING - 1.2%
4,586	Aalberts Industries NV *	152,294
506	Ansell Ltd.	7,851
42,000	China Railway Signal & Communication Corp. Ltd.	29,397
13,600	FUJIFILM Holdings Corp.	529,299
1,200	Nikon Corp.	17,883
244	POSCO Chemtech Co. Ltd. *	13,930
6,555	Siemens AG	729,703
8,380	Smiths Groups PLC	145,577
12,400	Top Glove Corp. BHD *	16,803
		1,642,737
	OFFICE/BUSINESS EQUIPMENT - 0.2%
10,700	Canon, Inc.	292,674
3,800	Ricoh Co. Ltd.	37,302
		329,976
	OIL & GAS - 5.6%
67,888	Beach Energy Ltd.	64,282
83,286	BP PLC	526,070
4,738	Canadian Natural Resources Ltd.	114,270
536,000	China Petroleum & Chemical Corp.	382,693
51,300	China Petroleum & Chemical Corp. *	37,733
245,000	CNOOC Ltd.	378,639
560	DCC PLC	42,686
78,823	Ecopetrol SA	64,442
16,549	Enerplus Corp.	128,679
54,279	Eni SpA	853,051
15,209	Galp Energia SGPS SA	239,842
16,741	Husky Energy, Inc.	172,950
8,606	Imperial Oil Ltd.	217,954
24,100	JXTG Holdings, Inc.	126,678
1,838	Neste Oyj	141,531
677	Novatek PJSC (GDR)	115,767
26,161	Oil Search Ltd.	131,868
5,427	OMV AG	237,298
4,935	Parex Resources, Inc. *	59,077
5,600	Petrobras Distribuidora SA	37,133
418,000	PetroChina Co. Ltd.	260,538
27,000	Petroleo Brasileiro SA *	176,946

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	OIL & GAS - 5.6% (Continued)
20,861	Petroleo Brasileiro SA Preference *	$122,074
29,800	PTT Exploration & Production PCL (NVDR)	103,879
194,500	PTT PCL (NVDR)	274,785
9,142	Repsol SA	147,146
27,805	Royal Dutch Shell PLC	817,143
21,418	Royal Dutch Shell PLC	638,305
33,847	Santos Ltd.	130,579
5,561	Saras SPA *	10,750
2,000	Showa Shell Sekiyu KK	28,091
270	SK Innovation Co. Ltd. *	43,435
21,789	Suncor Energy, Inc.	608,299
20,500	Thai Oil PCL * (GDR)	41,711
5,152	Total SA	271,978
2,800	Ultrapar Participacoes SA *	38,434
2,786	Woodside Petroleum Ltd.	61,429
		7,848,165
	OIL & GAS SERVICES - 0.3%
7,312	Petrofac Ltd.	44,421
18,160	Saipem SPA *	67,780
1,240	SBM Offshore NV	18,321
21,000	Sinopec Engineering Group Co. Ltd.	17,247
8,186	Subsea 7 S.A.	79,675
7,549	TGS NOPEC Geophysical Co. ASA	182,031
2,782	WorleyParsons Ltd.	22,366
		431,841
	PHARMACEUTICALS - 6.3%
935	Almirall SA	14,290
4,717	Amplifon SpA	75,761
44,200	Astellas Pharma, Inc.	564,611
1,447	AstraZeneca PLC	108,234
2,299	Bausch Health Cos, Inc. *	42,502
4,263	Bayer AG	295,124
174	Celltrion Pharm, Inc. *	9,902
641	Celltrion, Inc. *	127,733
24,000	China Traditional Chinese Medicine Holdings Co. *	13,978
53	Daewoong Pharmaceutical Co. Ltd.	8,954
300	Eisai Co. Ltd.	23,248
51,659	GlaxoSmithKline PLC	981,104
2,112	Grifols SA	55,288
12,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co.	42,992
8,700	Hypera SA	67,791
252	Ipsen SA	32,509
400	Kissei Pharmaceutical Co. Ltd.	10,212
400	Kobayashi Pharmaceutical Co. Ltd.	27,234
16,500	Luye Pharma Group Ltd. *	11,486
6,600	Medipal Holdings Corp.	141,667
1,200	Mitsubishi Tanabe Pharma Corp.	17,292
19,610	Novartis AG	1,671,763
11,888	Novo Nordisk A/S	542,503
7,027	Roche Holding AG	1,735,009
5,045	Sanofi	436,346
3,700	Shionogi & Co. Ltd.	211,482

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	PHARMACEUTICALS - 6.3% (Continued)
14,000	SSY Group Ltd.	$10,371
19,600	Takeda Pharmaceutical Co. Ltd.	661,879
1,254	Teva Pharmaceutical Industries Ltd. *	19,682
8,799	Teva Pharmaceutical Industries Ltd. * (ADR)	135,681
6,000	Tong Ren Tang Technologies Co. Ltd.	7,863
8,096	UCB SA	659,878
104	ViroMed Co. Ltd. *	23,674
1,500	Wuxi Biologics Cayman, Inc. *	9,608
		8,797,651
	PIPELINES - 0.4%
17,031	Enbridge, Inc.	528,836
880	Gibson Energy, Inc.	12,036
598	Inter Pipeline Ltd.	8,468
1,198	TransCanada Corp.	42,761
		592,101
	PRIVATE EQUITY - 0.1%
5,092	Brookfield Asset Management, Inc.	195,060

	REAL ESTATE - 2.0%
159,000	CapitaLand Ltd.	362,795
58,000	China Overseas Land & Investment Ltd.	199,276
22,000	CK Asset Holdings Ltd.	161,010
18,000	Country Garden Holdings Co. Ltd.	21,910
2,300	Daito Trust Construction Co. Ltd.	314,766
950	Fabege AB	12,661
28,000	Future Land Development Holdings Ltd.	19,169
10,500	Greentown China Holdings Ltd.	7,886
10,000	Hang Lung Properties Ltd.	19,057
30,800	Hongkong Land Holdings Ltd.	194,040
12,000	Jiayuan International Group Ltd.	22,193
29,000	Kaisa Group Holdings Ltd. *	9,260
15,500	KWG Property Holding Ltd.	13,720
277	LEG Immobilien AG	28,853
1,800	Leopalace21 Corp. *	7,153
26,000	Logan Property Holdings Co. Ltd.	32,577
10,600	Mitsubishi Estate Co. Ltd.	167,094
164	PSP Swiss Property AG	16,112
58,000	Shanghai Industrial Holdings Ltd.	117,343
38,000	Shenzhen Investment Ltd.	12,571
38,500	Shui On Land Ltd.	8,556
33,000	Sun Hung Kai Properties Ltd.	470,384
99,600	Swire Properties Ltd.	349,837
491	TAG Immobilien AG *	11,175
1,400	Tokyo Tatemono Co. Ltd.	14,547
30,000	Wharf Real Estate Investment Co. Ltd.	179,517
60,000	Yuexiu Property Co. Ltd.	11,035
20,000	Yuzhou Properties Co. Ltd.	8,251
		2,792,748
	REAL ESTATE INVESTMENT TRUSTS - 1.1%
118,200	Ascendas Real Estate Investment Trust	222,872
5,068	British Land Co. PLC (The)	34,416
339,200	CapitaLand Mall Trust *	562,430
2,010	Dexus	15,028
15,352	Klepierre SA	473,138

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 1.1% (Continued)
3	Nippon Building Fund, Inc. *	$18,894
36,396	Scentre Group	99,929
17,831	Stockland *	44,187
5,000	Yuexiu Real Estate Investment Trust	3,206
		1,474,100
	RETAIL - 0.9%
4,000	Alsea SAB de CV	10,407
167,500	Astra International Tbk PT	95,951
2,862	Ceconomy AG	10,293
145,200	Chow Tai Fook Jewellery Group Ltd.	121,103
907	Cie Financiere Richemont SA	57,964
1,174	Clicks Group Ltd. *	15,625
37,100	CP All PCL (NVDR)	78,336
46	E-Mart, Inc.	7,524
258	Galenica AG	11,327
218	Hotel Shilla Co. Ltd.	14,946
4,495	Industria de Diseno Textil SA	114,845
1,594	JD Sports Fashion PLC	7,081
10,500	Li Ning Co. Ltd. *	11,265
22,500	Lifestyle International Holdings Ltd.	34,083
900	Magazine Luiza SA	42,047
535	Samsung C&T Corp.	50,585
17,390	Steinhoff International Holdings NV *	2,079
3,500	Takashimaya Co. Ltd. *	44,789
195,500	Wal-Mart de Mexico SAB de CV	496,152
500	Welcia Holdings Co. Ltd.	22,604
11,000	Zhongsheng Group Holdings Ltd.	21,805
		1,270,811
	SEMICONDUCTORS - 1.9%
9,200	Advantest Corp.	188,168
1,748	ASML Holding NV	274,077
753	BE Semiconductor Industries NV	15,906
737	Dialog Semiconductor PLC *	18,990
5,000	Hua Hong Semiconductor Ltd.	9,260
10,714	Infineon Technologies AG	212,682
37,617	Samsung Electronics Co. Ltd.	1,304,693
4,018	Samsung Electronics Co. Ltd. (Preference)	114,332
728	Seoul Semiconductor Co. Ltd.	12,625
3,183	SK Hynix, Inc. *	172,586
1,355	STMicroelectronics NV	19,339
2,000	Tokyo Electron Ltd.	228,137
3,200	Ulvac, Inc. *	93,041
		2,663,836
	SHIPBUILDING - 0.1%
447	Daewoo Shipbuilding & Marine Engineering Co. Ltd. *	13,681
69,400	Yangzijiang Shipbuilding Holdings Ltd.	63,646
		77,327
	SOFTWARE - 1.6%
184	Adyen NV *	99,922
1,838	Amadeus IT Group SA	127,832
600	Capcom Co. Ltd.	11,878
103	Com2us Corp.	11,908
1,197	Dassault Systemes SE	141,898
29,000	Gree, Inc.	114,980

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	SOFTWARE - 1.6% (Continued)
14,000	Kingdee International Software Group Co. Ltd.	$12,374
3,200	Konami Holdings Corp.	140,145
400	Mixi, Inc.	8,393
693	Momo, Inc. * (ADR)	16,459
235	Nemetschek SE	25,722
213	NetEase, Inc. (ADR)	50,134
62	Pearl Abyss Corp. *	11,552
10,924	SAP SE	1,085,562
3,940	Software AG	142,282
802	Temenos Group AG	95,918
12	Tencent Music Entertainment Group * (ADR)	157
1,155	Ubisoft Entertainment SA *	93,057
304	Xero Ltd. *	8,993
		2,199,166
	TELECOMMUNICATIONS - 4.1%
475,000	America Movil SAB de CV	337,429
6,698	BCE, Inc.	264,476
83,000	China Mobile Ltd.	798,796
360,000	China Telecom Corp. Ltd.	183,923
7,003	Deutsche Telekom AG *	118,641
13,300	Intouch Holdings PCL (NVDR)	19,505
14,000	KDDI Corp.	334,831
126,094	Koninklijke KPN NV	369,010
7	KT Corp. *	187
2,255	LG Uplus Corp. *	35,670
3,800	Megacable Holdings SAB de CV	16,978
3,876	Mobile TeleSystems PJSC (ADR)	27,132
14,400	Nippon Telegraph & Telephone Corp.	588,259
45,401	Nokia OYJ *	261,058
23,100	NTT Docomo, Inc.	520,574
123	Samsung SDI Co. Ltd. *	24,141
200	SK Telecom Co. Ltd.	48,306
371	Sunrise Communications Group AG	32,535
38,438	Telefonaktiebolaget LM Ericsson	337,823
41,655	Telefonica Deutschland Holding AG	162,758
8,061	Telefonica SA	67,628
21,620	Telenor ASA	418,211
81,577	Telstra Corp. Ltd.	163,676
12,300	TIM Participacoes SA	37,607
9,800	Total Access Communication PLC * (NVDR)	13,018
5,928	Vodacom Group Ltd.	54,397
272,317	Vodafone Group PLC	530,293
		5,766,862
	TOYS/GAMES/HOBBIES - 0.0% +
200	Nintendo Co. Ltd.	53,384

	TRANSPORTATION - 1.9%
12,041	Aurizon Holdings Ltd.	36,281
1,347	Canadian National Railway Co.	99,718
2,086	Canadian Pacific Railway Ltd.	369,976
300	Central Japan Railway Co.	63,341
69	CJ Lojostics Corp. *	10,327
26,000	Cosco Shipping Energy Transportation Co. Ltd.	12,984
77,500	Cosco Shipping Holdings Co. Ltd. *	29,201

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	TRANSPORTATION - 1.9% (Continued)
461	Deutsche Post AG	$12,600
8,300	East Japan Railway Co.	734,642
8,700	Mitsubishi Logistics Corp. *	198,003
5,200	Nippon Express Co. Ltd.	290,061
22,458	Royal Mail PLC	77,827
1,500	SG Holdings Co. Ltd.	39,156
152,000	Sinotrans Ltd.	66,008
6,408	TFI International, Inc.	165,619
7,200	West Japan Railway Co.	509,312
		2,715,056
	WATER - 0.3%
6,228	Severn Trent PLC	144,004
14,765	Veolia Environnement SA	303,055
		447,059

	TOTAL COMMON STOCKS - (Cost -$145,807,251)	126,932,940

	SHORT-TERM INVESTMENT - 0.0% +
	MONEY MARKET FUND - 0.0% +
36,829	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost -$36,829)	36,829

	TOTAL INVESTMENTS - 97.0% (Cost - $155,054,483)	$135,528,221
	OTHER ASSETS LESS LIABILITIES - NET - 3.0%	4,218,293
	TOTAL NET ASSETS - 100.0%	$139,746,514

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

NVDR - Non-voting Depositary Receipt

PLC - Public Limited Company

SDR -Special Drawing Rights

*	Non-income producing security.

+	Represents less than 0.05%.

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

FUTURES CONTRACTS
					Unrealized
					Appreciation/
Description	Counterparty	Contracts	Expiration Date	Notional Value	(Depreciation)
LONG
Euro Stoxx 50 Index	Goldman Sachs	36	Mar-19	$1,223,903	$(23,644)
FTSE 100 Index	Goldman Sachs	5	Mar-19	424,045	183
MSCI Emerging Market Index	Goldman Sachs	14	Mar-19	676,760	(3,320)
Nikkei Index (JPY)	Goldman Sachs	11	Mar-19	993,324	(79,387)
S&P/TSX 60 Index	Goldman Sachs	2	Mar-19	251,076	(1,393)
SPI 200 Index	Goldman Sachs	2	Mar-19	195,747	606
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(106,955)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined International Core Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

FORWARD FOREIGN CURRENCY CONTRACTS

Settlement		Currency Units to
Date	Counterparty	Receive		In Exchange For		Unrealized Depreciation
1/2/2019	Morgan Stanley	10,160	USD	91,144	SEK	$(120)
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(120)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 98.3%
	ADVERTISING - 0.1%
8,306	Interpublic Group of Cos., Inc.	$171,353

	AEROSPACE/DEFENSE - 1.7%
1,760	Curtiss-Wright Corp.	179,731
7,801	Harris Corp.	1,050,405
3,003	HEICO Corp.	232,672
9,512	HEICO Corp. - Class A	599,256
1,036	Raytheon Co.	158,871
2,203	Spirit AeroSystems Holdings, Inc.	158,814
1,503	TransDigm Group, Inc. *	511,110
		2,890,859
	AIRLINES - 0.1%
1,965	Southwest Airlines Co.	91,333

	APPAREL - 1.6%
4,643	Capri Holdings Ltd. *	176,063
8,856	Columbia Sportswear Co.	744,701
9,457	Hanesbrands, Inc.	118,496
767	Ralph Lauren Corp.	79,354
5,959	Skechers U.S.A., Inc. *	136,402
3,537	Under Armour, Inc. *	57,193
2,020	Under Armour, Inc. - Class A *	35,693
19,788	VF Corp.	1,411,676
		2,759,578
	AUTO MANUFACTURERS - 0.2%
5,741	PACCAR, Inc.	328,041

	AUTO PARTS & EQUIPMENT - 0.7%
9,794	Allison Transmission Holdings, Inc.	430,055
4,046	Aptiv PLC	249,112
7,106	BorgWarner Inc.	246,862
9,812	Dana, Inc.	133,738
2,864	Tenneco, Inc.	78,445
		1,138,212
	BANKS - 1.3%
1,090	BOK Financial Corp.	79,930
14,562	East West Bancorp, Inc.	633,884
2,414	First Republic Bank	209,777
11,232	Morgan Stanley	445,349
1,663	Pinnacle Financial Partners, Inc.	76,664
528	Signature Bank	54,284
1,237	SVB Financial Group *	234,931

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	BANKS (Continued) 1.3%
9,520	Synovus Financial Corp.	$304,545
5,436	Western Alliance BanCorp *	214,666
		2,254,030
	BEVERAGES - 0.6%
15,555	Brown-Forman Corp. - Class B	740,107
9,570	Keurig Dr Pepper, Inc.	245,375
745	Monster Beverage Corp. *	36,669
		1,022,151
	BIOTECHNOLOGY - 2.9%
2,677	Alnylam Pharmaceuticals, Inc. *	195,180
7,944	BioMarin Pharmaceutical, Inc. *	676,432
193	Bluebird Bio, Inc. *	19,146
6,590	Celgene Corp. *	422,353
7,093	Exact Sciences Corp. *	447,568
20,969	Exelixis, Inc. *	412,460
8,348	Gilead Sciences, Inc.	522,167
15,752	Incyte Corp. *	1,001,670
8,484	Ionis Pharmaceuticals, Inc. *	458,645
144	Loxo Oncology, Inc. *	20,170
1,258	Sage Therapeutics, Inc. *	120,504
6,799	Seattle Genetics, Inc. *	385,231
749	United Therapeutics Corp. *	81,566
851	Vertex Pharmaceuticals, Inc. *	141,019
		4,904,111
	BUILDING MATERIALS - 1.5%
1,266	Eagle Materials, Inc.	77,264
3,864	Lennox International, Inc.	845,675
3,156	Martin Marietta Materials, Inc.	542,422
2,026	Masco Corp.	59,240
10,400	Vulcan Materials Co.	1,027,520
		2,552,121
	CHEMICALS - 1.2%
9,451	Axalta Coating Systems Ltd. *	221,342
9,712	Celanese Corp.	873,789
10,026	Chemours Co.	282,934
2,545	FMC Corp.	188,228
3,679	Huntsman Corp.	70,968
523	International Flavors & Fragrances, Inc.	70,223
1,052	Mosaic Co.	30,729
197	NewMarket Corp.	81,182
1,647	RPM International, Inc.	96,811
1,269	Westlake Chemical Corp.	83,970
1,716	WR Grace & Co.	111,385
		2,111,561

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	COMMERCIAL SERVICES - 8.1%
421	Aaron’s, Inc.	$17,703
1,630	Automatic Data Processing, Inc.	213,726
21,800	Booz Allen Hamilton Holding Corp.	982,526
3,082	Bright Horizons Family Solutions, Inc. *	343,489
4,380	Cintas Corp.	735,796
2,756	CoStar Group, Inc. *	929,709
1,190	Deluxe Corp.	45,744
525	Euronet Worldwide, Inc. *	53,750
2,699	FleetCor Technologies, Inc. *	501,258
2,980	Gartner, Inc. *	380,963
1,172	Green Dot Corp. *	93,197
10,986	H&R Block, Inc.	278,715
6,354	Insperity, Inc.	593,209
2,214	MarketAxess Holdings, Inc.	467,840
8,075	Moody’s Corp.	1,130,823
2,192	Morningstar, Inc.	240,769
958	Paylocity Holding Corp. *	57,681
14,665	Robert Half International, Inc.	838,838
9,882	Rollins, Inc.	356,722
9,730	ServiceMaster Global Holdings, Inc. *	357,480
20,012	Square, Inc. *	1,122,473
18,880	Total System Services, Inc.	1,534,755
17,547	TransUnion	996,670
4,437	United Rentals, Inc. *	454,926
24,464	Western Union Co.	417,356
4,106	WEX, Inc. *	575,086
		13,721,204
	COMPUTERS - 2.2%
310	CACI International, Inc. *	44,649
2,746	Dell Technologies, Inc. - Class C *	134,214
4,477	EPAM Systems, Inc. *	519,377
12,323	Fortinet, Inc. *	867,909
18,096	NetApp, Inc.	1,079,788
8,085	Nutanix, Inc. *	336,255
25,867	Pure Storage, Inc. *	415,941
7,391	Teradata Corp. *	283,519
		3,681,652
	DISTRIBUTION/WHOLESALE - 1.8%
11,760	Copart, Inc. *	561,893
7,512	Fastenal Co.	392,802
6,539	HD Supply Holdings, Inc. *	245,343
6,211	KAR Auction Services, Inc.	296,389
1,428	Pool Corp.	212,272
3,454	Watsco, Inc.	480,590
2,922	WW Grainger, Inc.	825,056
		3,014,345

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 3.2%
3,074	Alliance Data Systems Corp.	$461,346
862	Cboe Global Markets, Inc.	84,329
13,279	Charles Schwab Corp.	551,477
10,312	Discover Financial Services	608,202
8,668	Eaton Vance Corp.	304,940
8,852	Evercore, Inc.	633,449
7,366	Moelis & Co.	253,243
23,475	SEI Investments Co.	1,084,545
14,055	Synchrony Financial	329,730
12,745	T Rowe Price Group, Inc.	1,176,618
		5,487,879
	ELECTRICAL - 0.1%
254	Pinnacle West Capital Corp.	21,641
3,174	Portland General Electric Co.	145,528
		167,169
	ELECTRICAL COMPONENTS & EQUIPMENT- 0.6%
7,549	AMETEK, Inc.	511,067
4,557	Hubbell, Inc.	452,692
706	Universal Display Corp.	66,060
		1,029,819
	ELECTRONICS - 2.9%
3,989	Agilent Technologies, Inc.	269,098
12,024	Allegion PLC	958,433
12,425	Amphenol Corp.	1,006,674
2,139	FLIR Systems, Inc.	93,132
3,795	Garmin Ltd.	240,299
2,573	Gentex Corp.	52,000
1,151	Mettler-Toledo International, Inc. *	650,983
19,203	National Instruments Corp.	871,432
2,889	Resideo Technologies, Inc. *	59,369
3,578	Waters Corp. *	674,990
		4,876,410
	ENGINERRING & CONSTRUCTION - 0.1%
555	Fluor Corp.	17,871
7,975	frontdoor, Inc. *	212,215
		230,086
	ENTERTAINMENT - 0.8%
491	Eldorado Resorts, Inc. *	17,779
5,045	Lions Gate Entertainment Corp. - Class A	81,225
4,571	Lions Gate Entertainment Corp. - Class B	68,016
7,565	Live Nation Entertainment, Inc. *	372,576
3,495	Six Flags Entertainment Corp.	194,427
2,869	Vail Resorts, Inc.	604,843
		1,338,866

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	ENVIRONMENTAL CONTROL - 0.2%
6,479	Clean Harbors, Inc. *	$319,739
1,368	Republic Services, Inc.	98,619
		418,358
	FOOD - 1.3%
15,843	Hershey Co.	1,698,053
5,584	Kellogg Co.	318,344
717	Lamb Weston Holdings, Inc.	52,743
2,271	Sprouts Farmers Market, Inc. *	53,390
		2,122,530
	HAND/MACHINE TOOLS - 0.1%
1,594	Snap-on, Inc.	231,592

	HEALTHCARE PRODUCTS - 5.3%
2,621	ABIOMED, Inc. *	851,930
3,150	Align Technology, Inc. *	659,705
9,900	Bruker Corp.	294,723
3,250	Cantel Medical Corp.	241,963
11,439	Edwards Lifesciences Corp. *	1,752,112
3,135	Genomic Health, Inc. *	201,925
1,536	Globus Medical, Inc. *	66,478
6,462	Hill-Rom Holdings, Inc.	572,210
8,617	IDEXX Laboratories, Inc. *	1,602,934
8,068	Masimo Corp. *	866,261
7,412	ResMed, Inc.	844,004
3,015	STERIS PLC	322,153
1,747	Stryker Corp.	273,842
4,425	Varian Medical Systems, Inc. *	501,397
		9,051,637
	HEALTHCARE - SERVICES - 1.7%
10,757	Centene Corp. *	1,240,282
824	Chemed Corp.	233,423
1,918	Encompass Health Corp.	118,341
195	Humana, Inc.	55,864
1,551	Molina Healthcare, Inc. *	180,257
4,427	WellCare Health Plans, Inc. *	1,045,170
		2,873,337
	HOME BUILDERS - 0.9%
25,397	DR Horton, Inc.	880,260
3,950	Lennar Corp.	154,643
116	NVR, Inc. *	282,691
3,978	Thor Industries, Inc.	206,855
		1,524,449
	HOME FURNISHINGS - 0.1%
1,018	Roku, Inc. *	31,192
386	Whirlpool Corp.	41,251
		72,443

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	HOUSEHOLD PRODUCTS/WARES - 1.7%
5,529	Avery Dennison Corp.	$496,670
22,718	Church & Dwight Co., Inc.	1,493,936
5,247	Clorox Co.	808,772
		2,799,378
	INSURANCE - 0.1%
1,707	Arthur J. Gallagher & Co.	125,806
2,032	Unum Group	59,700
		185,506
	INTERNET - 6.8%
2,628	Cargurus, Inc. *	88,642
17,448	CDW Corp.	1,414,160
5,430	Expedia Group, Inc.	611,690
2,005	F5 Networks, Inc. *	324,870
5,371	FireEye, Inc. *	87,064
19,689	GoDaddy, Inc. *	1,291,992
4,706	GrubHub, Inc. *	361,468
3,900	InterActiveCorp. *	713,856
919	Match Group, Inc.	39,306
4,246	Okta, Inc. *	270,895
6,513	Palo Alto Networks, Inc. *	1,226,724
6,904	RingCentral, Inc. *	569,166
12,854	Snap, Inc. *	70,826
698	Stitch Fix, Inc. *	11,929
7,738	TripAdvisor, Inc. *	417,388
3,891	Twilio, Inc. *	347,466
44,689	Twitter, Inc. *	1,284,362
9,437	VeriSign, Inc. *	1,399,413
3,008	Wayfair, Inc. *	270,961
6,926	Yelp, Inc. *	242,341
6,240	Zendesk, Inc. *	364,229
4,124	Zillow Group, Inc. *	130,236
751	Zillow Group, Inc. - Class A *	23,601
		11,562,585
	IRON/STEEL - 0.1%
5,921	Steel Dynamics, Inc.	177,867

	LEISURE - 0.3%
3,907	Norwegian Cruise Line Holdings Ltd. *	165,618
777	Planet Fitness, Inc. *	41,663
4,077	Polaris Industries, Inc.	312,624
		519,905
	LODGING - 1.8%
7,201	Boyd Gaming Corp.	149,637
21,754	Extended Stay America, Inc.	337,187
21,959	Hilton Worldwide Holdings, Inc.	1,576,656
1,834	Wyndham Destinations, Inc.	65,731

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	LODGING (Continued) - 1.8%
7,679	Wyndham Hotels & Resorts, Inc.	$348,396
4,992	Wynn Resorts Ltd.	493,759
		2,971,366
	MACHINERY - DIVERSIFIED - 2.4%
4,055	AGCO Corp.	225,742
2,213	Cognex Corp.	85,577
1,098	Cummins, Inc.	146,737
15,586	Graco, Inc.	652,274
3,740	IDEX Corp.	472,212
12,392	Rockwell Automation, Inc.	1,864,748
1,551	Roper Technologies, Inc.	413,373
4,215	Xylem, Inc.	281,225
		4,141,888
	MEDIA - 1.7%
8,233	AMC Networks, Inc. *	451,827
25,587	CBS Corp.	1,118,664
3,376	FactSet Research Systems, Inc.	675,639
320	Liberty Media Corp-Liberty SiriusXM - Class A *	11,776
3,288	Liberty Media Corp-Liberty SiriusXM - Class C *	121,590
2,212	Sinclair Broadcast Group, Inc.	58,264
76,752	Sirius XM Holdings, Inc.	438,254
1,748	World Wrestling Entertainment, Inc.	130,611
		3,006,625
	MISCELLANEOUS MANUFACTURER - 2.7%
19,294	Crane Co.	1,392,641
8,061	Donaldson Co., Inc.	349,767
2,202	Hexcel Corp.	126,263
1,625	Illinois Tool Works, Inc.	205,871
16,981	Ingersoll-Rand PLC	1,549,177
2,270	ITT, Inc.	109,573
3,681	Parker-Hannifin Corp.	548,984
6,733	Textron, Inc.	309,651
		4,591,927
	OFFICE/BUSINESS EQUIPMENT - 0.4%
4,413	Zebra Technologies Corp. *	702,682

	OIL & GAS - 0.9%
7,336	Anadarko Petroleum Corp.	321,610
16,952	Antero Resources Corp. *	159,179
19,853	Cabot Oil & Gas Corp.	443,715
1,988	Concho Resources, Inc. *	204,347
6,732	Continental Resources, Inc. *	270,559
4,479	Nabors Industries Ltd.	8,958
4,692	Newfield Exploration Co. *	68,785
2,403	Parsley Energy, Inc. *	38,400

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	OIL & GAS (Continued) - 0.9%
940	Whiting Petroleum Corp. *	$21,329
		1,536,882
	OIL & GAS SERVICES - 0.1%
5,086	Halliburton Co.	135,186

	PACKAGING & CONTAINERS - 0.5%
9,182	Packaging Corp. of America	766,330
1,585	Westrock Co.	59,850
		826,180
	PHARMACEUTICALS - 2.9%
1,185	AbbVie, Inc.	109,245
1,101	Agios Pharmaceuticals, Inc. *	50,767
5,609	Alkermes PLC *	165,522
15,348	AmerisourceBergen Corp.	1,141,891
5,775	Cardinal Health, Inc.	257,565
6,309	DexCom, Inc. *	755,818
1,138	Herbalife Nutrition Ltd. *	67,085
4,601	Jazz Pharmaceuticals PLC *	570,340
2,548	McKesson Corp.	281,478
8,546	Nektar Therapeutics *	280,907
5,935	Neurocrine Biosciences, Inc. *	423,818
3,539	PRA Health Sciences, Inc. *	325,446
2,990	Sarepta Therapeutics, Inc. *	326,299
2,421	TESARO, Inc. *	179,759
		4,935,940
	PIPELINES - 0.4%
9,874	Cheniere Energy, Inc. *	584,442
1,679	Kinder Morgan, Inc.	25,823
1,523	Plains GP Holdings LP	30,612
		640,877
	REAL ESTATE - 0.1%
1,866	CBRE Group, Inc. *	74,715

	REAL ESTATE INVESTMENT TRUSTS - 2.4%
2,676	CoreSite Realty Corp.	233,427
8,266	Equity LifeStyle Properties, Inc.	802,877
3,894	Extra Space Storage, Inc.	352,329
1,266	Host Hotels & Resorts, Inc.	21,104
6,297	Lamar Advertising Co.	435,626
11,228	Prologis, Inc.	659,308
6,401	Realty Income Corp.	403,519
6,696	SBA Communications Corp. *	1,084,015
		3,992,205
	RETAIL - 8.4%
1,750	Advance Auto Parts, Inc.	275,555
2,725	AutoNation, Inc. *	97,283

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	RETAIL (Continued) - 8.4%
1,356	AutoZone, Inc. *	$1,136,789
3,772	Best Buy Co., Inc.	199,765
1,353	BJ’s Wholesale Club Holdings, Inc. *	29,982
4,024	Burlington Stores, Inc. *	654,584
1,403	CarMax, Inc. *	88,010
1,466	Chipotle Mexican Grill, Inc. *	633,004
4,559	Darden Restaurants, Inc.	455,262
11,121	Dollar General Corp.	1,201,958
4,349	Domino’s Pizza Inc.	1,078,509
8,543	Dunkin’ Brands Group, Inc.	547,777
1,566	Five Below, Inc. *	160,233
7,336	Lululemon Athletica Inc. *	892,131
6,188	Michaels Cos., Inc. *	83,786
7,038	Nordstrom Inc.	328,041
4,946	O’Reilly Automotive Inc. *	1,703,056
3,545	Penske Automotive Group Inc.	142,934
25,219	Ross Stores Inc.	2,098,221
10,889	Target Corp.	719,654
7,898	Tractor Supply Co.	659,009
3,470	Ulta Beauty Inc. *	849,595
3,692	Urban Outfitters Inc. *	122,574
6,207	Wendy’s Co.	96,891
316	Williams-Sonoma Inc.	15,942
		14,270,545
	SEMICONDUCTORS - 5.4%
49,618	Advanced Micro Devices, Inc. *	915,948
5,872	Analog Devices, Inc.	503,994
11,266	Applied Materials, Inc.	368,849
5,208	Cirrus Logic, Inc. *	172,801
7,506	KLA-Tencor Corp.	671,712
10,780	Lam Research Corp.	1,467,913
1	Marvell Technology Group Ltd.	16
27,730	Maxim Integrated Products, Inc.	1,410,071
820	MKS Instruments, Inc.	52,980
102	NVIDIA Corp.	13,617
33,406	ON Semiconductor Corp. *	551,533
5,649	Silicon Laboratories, Inc. *	445,198
11,367	Skyworks Solutions, Inc.	761,816
2,644	Teradyne, Inc.	82,969
19,758	Xilinx, Inc.	1,682,789
		9,102,206
	SHIPBUILDING - 0.3%
2,496	Huntington Ingalls Industries, Inc.	475,014

	SOFTWARE - 14.7%
9,483	Akamai Technologies, Inc. *	579,222

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	SOFTWARE (Continued) - 14.7%
1,735	ANSYS, Inc. *	$248,001
2,559	athenahealth, Inc. *	337,609
7,617	Atlassian Corp. PLC *	677,761
9,007	Autodesk, Inc. *	1,158,390
10,457	Black Knight, Inc. *	471,192
10,078	Box, Inc. *	170,117
10,662	Broadridge Financial Solutions, Inc.	1,026,218
22,736	Cadence Design Systems, Inc. *	988,561
11,152	CDK Global, Inc.	533,958
9,055	Cerner Corp. *	474,844
7,726	Citrix Systems, Inc.	791,606
4,359	DocuSign, Inc. *	174,709
8,409	Dropbox, Inc. *	171,796
735	Electronic Arts, Inc. *	57,999
3,349	Fidelity National Information Services, Inc.	343,440
45,037	First Data Corp. *	761,576
11,695	Fiserv, Inc. *	859,466
557	HubSpot, Inc. *	70,032
370	Intuit, Inc.	72,835
2,094	Jack Henry & Associates, Inc.	264,933
8,698	Manhattan Associates, Inc. *	368,534
1,038	MSCI, Inc.	153,032
3,020	New Relic, Inc. *	244,529
19,464	Paychex, Inc.	1,268,080
2,338	Paycom Software, Inc. *	286,288
1,028	Pegasystems, Inc.	49,169
2,276	Pivotal Software, Inc. *	37,213
5,430	PTC, Inc. *	450,147
3,721	RealPage, Inc. *	179,315
11,321	Red Hat, Inc. *	1,988,420
4,282	salesforce.com, Inc. *	586,506
12,218	ServiceNow, Inc. *	2,175,415
7,383	Splunk, Inc. *	774,108
13,740	SS&C Technologies Holdings, Inc.	619,811
8,756	Synopsys, Inc. *	737,605
5,977	Tableau Software, Inc. *	717,240
2,481	Take-Two Interactive Software, Inc. *	255,394
715	Tyler Technologies, Inc. *	132,861
4,178	Ultimate Software Group, Inc. *	1,023,067
12,962	Veeva Systems, Inc. *	1,157,766
88	Vmware, Inc.	12,067
8,604	Workday, Inc. *	1,373,887
		24,824,719
	TELECOMMUNICATIONS - 1.1%
4,103	Arista Networks, Inc. *	864,502
6,484	Ciena Corp. *	219,872

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	TELECOMMUNICATIONS (Continued) - 1.1%
1,866	LogMeIn, Inc.	$152,210
5,384	Motorola Solutions, Inc.	619,375
3,571	Zayo Group Holdings, Inc. *	81,562
		1,937,521
	TRANSPORTATION - 1.8%
8,697	CH Robinson Worldwide, Inc.	731,331
3,892	Expeditors International of Washington, Inc.	265,006
5,954	JB Hunt Transport Services, Inc.	553,960
11,030	Landstar System, Inc.	1,055,240
15,254	Schneider National, Inc.	284,790
3,979	XPO Logistics, Inc. *	226,962
		3,117,289

	TOTAL COMMON STOCKS (Cost - $172,734,861)	166,594,134

	SHORT-TERM INVESTMENT - 1.6%
	MONEY MARKET FUND - 1.6%
2,610,777	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $2,610,777)	2,610,777

	TOTAL INVESTMENTS - 99.9% (Cost - $175,345,638)	$169,204,911
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	233,190
	TOTAL NET ASSETS - 100.0%	$169,438,101

*	Non-Income producing security.

PLC - Public Limited Company

(a)	Money market rate shown represents the rate at December 31, 2018.

FUTURES CONTRACTS
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Depreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	23	Mar-19	$2,880,980	$(86,945)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(86,945)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2018

Shares		Value
	COMMON STOCKS - 97.6%
	ADVERTISING - 0.3%
407	Trade Desk, Inc. *	$47,236

	AEROSPACE/DEFENSE - 1.1%
433	Aerojet Rocketdyne Holdings, Inc. *	15,255
438	Curtiss-Wright, Corp.	44,729
515	Esterline Technologies, Corp. *	62,547
545	MSA Safety, Inc.	51,376
		173,907
	AGRICULTURE - 0.0% ^
1,865	Vector Group Ltd.	18,146

	AIRLINES - 0.3%
923	Hawaiian Holdings, Inc.	24,376
225	SkyWest, Inc.	10,006
263	Spirit Airlines, Inc. *	15,233
		49,615
	APPAREL - 1.3%
318	Columbia Sportswear Co.	26,741
1,821	Crocs, Inc. *	47,310
455	Deckers Outdoor Corp. *	58,217
415	Oxford Industries, Inc.	29,482
1,352	Wolverine World Wide, Inc.	43,114
		204,864
	AUTO MANUFACTURERS - 0.1%
458	Navistar International Corp. *	11,885

	AUTO PARTS & EQUIPMENT - 0.9%
383	Altra Industrial Motion Corp.	9,632
174	Cooper-Standard Holdings, Inc. *	10,809
2,773	Dana, Inc.	37,796
1,114	Meritor, Inc. *	18,838
865	Modine Manufacturing Co. *	9,351
1,530	Tenneco, Inc.	41,907
732	Tower International, Inc.	17,421
		145,754
	BANKS - 8.8%
1,637	Bank of Commerce Holdings	17,942
183	Banner Corp.	9,787
284	BOK Financial Corp.	20,826
4,679	Boston Private Financial Holdings, Inc.	49,457
2,030	Cadence BanCorp	34,063
330	Carolina Financial Corp.	9,765
2,312	Cathay General Bancorp	77,521

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	BANKS (Continued) - 8.8%
79	Eagle Bancorp, Inc. *	$3,848
759	FCB Financial Holdings, Inc. *	25,487
3,140	First Commonwealth Financial Corp.	37,931
406	First Horizon National Corp.	5,343
1,239	First of Long Island Corp.	24,718
1,971	Flagstar Bancorp, Inc. *	52,034
1,395	Glacier Bancorp, Inc.	55,270
302	Guaranty Bancorp	6,267
1,990	Hanmi Financial Corp.	39,203
1,449	Heritage Commerce Corp.	16,432
2,097	Home BancShares, Inc.	34,265
455	HomeStreet, Inc. *	9,660
3,938	Hope Bancorp, Inc.	46,705
3,186	Independent Bank Corp.	66,970
404	International Bancshares Corp.	13,898
2,417	Lakeland Financial Corp.	97,067
3,085	LCNB Corp.	46,738
1,051	MBT Financial Corp.	9,774
745	Merchants Bancorp	14,870
567	National Bank Holdings Corp.	17,503
502	Preferred Bank	21,762
1,047	QCR Holdings, Inc.	33,598
510	Republic Bancorp, Inc. *	19,747
1,015	Republic First Bancorp, Inc.	6,060
2,046	Sandy Spring Bancorp, Inc.	64,122
520	Shore Bancshares, Inc.	7,561
797	Sierra Bancorp	19,152
1,284	SmartFinancial, Inc. *	23,459
621	South State Corp.	37,229
37	Sterling Bancorp, Inc.	257
541	TriCo Bancshares	18,280
3,832	TriState Capital Holdings, Inc. *	74,571
667	United Bankshares, Inc.	20,750
4,616	United Community Banks, Inc.	99,059
191	Walker & Dunlop, Inc.	8,261
1,154	West Bancorporation, Inc.	22,030
1,717	Wintrust Financial Corp.	114,161
		1,433,403
	BIOTECHNOLOGY - 3.2%
4,507	Achillion Pharmaceuticals, Inc. *	7,166
1,093	Alder Biopharmaceuticals, Inc. *	11,203
807	AMAG Pharmaceuticals, Inc. *	12,258
875	Amicus Therapeutics, Inc. *	8,383
2,190	Ardelyx, Inc. *	3,920

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	BIOTECHNOLOGY (Continued) - 3.2%
510	Assembly Biosciences, Inc. *	$11,536
298	Atara Biotherapeutics, Inc. *	10,353
152	Blueprint Medicines Corp. *	8,194
1,099	Calithera Biosciences, Inc. *	4,407
429	Cambrex Corp. *	16,199
1,062	ChemoCentryx, Inc. *	11,586
905	CytomX Therapeutics, Inc. *	13,666
313	Editas Medicine, Inc. *	7,121
510	Emergent BioSolutions, Inc. *	30,233
2,668	Enzo Biochem, Inc. *	7,417
382	Exact Sciences Corp. *	24,104
337	FibroGen, Inc. *	15,596
216	Five Prime Therapeutics, Inc. *	2,009
1,472	Halozyme Therapeutics, Inc. *	21,535
107	Intercept Pharmaceuticals, Inc. *	10,785
269	Ligand Pharmaceuticals, Inc. *	36,503
270	Loxo Oncology, Inc. *	37,819
1,069	Medicines Co. *	20,461
807	Myriad Genetics, Inc. *	23,459
3,592	Nymox Pharmaceutical Corp. *	4,706
2,915	PDL BioPharma, Inc. *	8,454
648	Prothena Corp. PLC *	6,674
165	Puma Biotechnology, Inc. *	3,358
382	REGENXBIO, Inc. *	16,025
720	Retrophin, Inc. *	16,294
248	Sage Therapeutics, Inc. *	23,756
1,095	Sangamo Therapeutics, Inc. *	12,571
225	Spark Therapeutics, Inc. *	8,807
474	Spectrum Pharmaceuticals, Inc. *	4,148
258	Ultragenyx Pharmaceutical, Inc. *	11,218
3,484	Veracyte, Inc. *	43,826
2,433	ZIOPHARM Oncology, Inc. *	4,550
		520,300
	BUILDING MATERIALS - 1.6%
402	Boise Cascade Co.	9,588
2,392	Builders FirstSource, Inc. *	26,097
515	Continental Building Products, Inc. *	13,107
1,005	Griffon Corp.	10,502
178	JELD-WEN Holding, Inc. *	2,529
782	Louisiana-Pacific Corp.	17,376
5,394	LSI Industries, Inc.	17,099
540	Patrick Industries, Inc. *	15,989
828	PGT Innovations, Inc. *	13,124
716	Summit Materials, Inc. *	8,878

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	BUILDING MATERIALS (Continued) - 1.6%
1,054	Trex Co., Inc. *	$62,565
2,616	Universal Forest Products, Inc.	67,911
		264,765
	CHEMICALS - 1.9%
490	AdvanSix, Inc. *	11,927
1,297	Ferro Corp. *	20,337
718	GCP Applied Technologies, Inc. *	17,627
1,075	HB Fuller Co.	45,870
587	Ingevity Corp. *	49,126
1,131	Innospec, Inc.	69,851
824	Koppers Holdings, Inc. *	14,041
306	Kraton Corp. *	6,683
1,298	PolyOne Corp.	37,123
418	Stepan Co.	30,931
		303,516
	COAL - 0.2%
1,027	Peabody Energy Corp.	31,303

	COMMERCIAL SERVICES - 5.1%
649	Aaron’s, Inc.	27,290
575	AMN Healthcare Services, Inc. *	32,580
1,145	ASGN, Inc. *	62,403
279	Avis Budget Group, Inc. *	6,272
1,122	Care.com, Inc. *	21,666
1,179	Carriage Services, Inc.	18,275
390	Cimpress NV *	40,334
383	CorVel Corp. *	23,639
640	CRA International, Inc.	27,232
125	Forrester Research, Inc.	5,588
176	Grand Canyon Education, Inc. *	16,921
659	Green Dot Corp. *	52,404
370	HealthEquity, Inc. *	22,071
981	Insperity, Inc.	91,586
604	Kelly Services, Inc.	12,370
1,894	Kforce, Inc.	58,562
1,414	Korn/Ferry International	55,910
687	Laureate Education, Inc. *	10,470
1,242	LiveRamp Holdings, Inc. *	47,978
1,092	Matthews International Corp.	44,357
80	Medifast, Inc.	10,002
282	National Research Corp.	10,755
267	Nutrisystem, Inc.	11,716
616	Paylocity Holding Corp. *	37,089
762	Quad/Graphics, Inc.	9,388

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	COMMERCIAL SERVICES - 5.1% (Continued)
393	Sotheby’s *	$15,618
690	SP Plus Corp. *	20,383
262	Strategic Education, Inc.	29,716
301	Weight Watchers International, Inc. *	11,600
		834,175
	COMPUTERS - 1.9%
35	CACI International, Inc. *	5,041
571	EPAM Systems, Inc. *	66,242
507	Insight Enterprises, Inc. *	20,660
376	Lumentum Holdings, Inc. *	15,796
1,132	Mitek Systems, Inc. *	12,237
671	NetScout Systems, Inc. *	15,856
648	Nutanix, Inc. *	26,950
1,696	Pure Storage, Inc. *	27,272
332	Qualys, Inc. *	24,814
651	Rapid7, Inc. *	20,285
748	Varonis Systems, Inc. *	39,569
511	Virtusa Corp. *	21,763
382	Vocera Communications, Inc. *	15,032
		311,517
	COSMETICS/PERSONAL CARE - 0.3%
759	Inter Parfums, Inc.	49,768

	DISTRIBUTION/WHOLESALE - 0.9%
1,573	Core-Mark Holding Co, Inc.	36,572
1,503	Essendant, Inc.	18,908
321	Fossil Group, Inc. *	5,049
453	H&E Equipment Services, Inc.	9,250
303	Nexeo Solutions, Inc. *	2,603
1,922	ScanSource, Inc. *	66,078
457	Systemax, Inc.	10,918
		149,378
	DIVERSIFIED FINANCIAL SERVICES - 1.6%
2,067	BrightSphere Investment Group PLC	22,076
982	Enova International, Inc. *	19,110
86	Evercore, Inc.	6,154
446	Federal Agricultural Mortgage Corp.	26,956
2,425	Ladenburg Thalmann Financial Services, Inc.	5,650
3,331	LendingClub Corp. *	8,761
31	LendingTree, Inc. *	6,807
13,134	Medley Management, Inc.	50,697
1,278	Moelis & Co.	43,938
98	Mr. Cooper Group, Inc. *	1,144
368	Piper Jaffray Cos	24,229

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 1.6% (Continued)
321	Stifel Financial Corp.	$13,296
689	WageWorks, Inc. *	18,713
297	Westwood Holdings Group, Inc.	10,098
		257,629
	ELECTRIC - 2.7%
604	Avista Corp.	25,658
906	Black Hills Corp.	56,879
1,517	Clearway Energy, Inc.	26,168
3,338	Clearway Energy, Inc. - Class A	56,479
2,363	IDACORP, Inc.	219,901
1,131	PNM Resources, Inc.	46,473
760	Vistra Energy Corp. *	17,396
		448,954
	ELECTRICAL COMPONENTS & EQUIPMENT- 0.8%
398	EnerSys	30,889
1,593	Generac Holdings, Inc. *	79,172
147	Littelfuse, Inc.	25,208
		135,269
	ELECTRONICS - 3.7%
625	Advanced Energy Industries, Inc. *	26,831
2,312	AVX Corp.	35,258
1,453	Brady Corp.	63,147
627	Control4 Corp. *	11,035
6,967	Fitbit, Inc. *	34,626
2,043	GoPro, Inc. *	8,662
951	OSI Systems, Inc. *	69,708
644	Stoneridge, Inc. *	15,875
918	SYNNEX Corp.	74,211
467	Tech Data Corp. *	38,205
3,747	Vishay Intertechnology, Inc.	67,483
531	Vishay Precision Group, Inc. *	16,052
1,298	Watts Water Technologies, Inc.	83,760
848	Woodward, Inc.	62,998
		607,851
	ENERGY - ALTERNATE SOURCES - 0.2%
4,224	Pacific Ethanol, Inc. *	3,637
649	Renewable Energy Group, Inc. *	16,679
128	REX American Resources Corp. *	8,718
		29,034
	ENGINEERING & CONSTRUCTION - 1.1%
1,153	Comfort Systems USA, Inc.	50,363
545	EMCOR Group, Inc.	32,531
1,082	MasTec, Inc. *	43,886
694	MYR Group, Inc. *	19,550

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	ENGINEERING & CONSTRUCTION - 1.1% (Continued)
973	Primoris Services Corp.	$18,613
275	TopBuild Corp. *	12,375
		177,318
	ENTERTAINMENT - 0.9%
652	AMC Entertainment Holdings, Inc.	8,007
473	Eldorado Resorts, Inc. *	17,127
1,642	IMAX Corp. *	30,886
310	Marriott Vacations Worldwide Corp.	21,858
205	Penn National Gaming, Inc. *	3,860
461	Scientific Games Corp. *	8,243
2,418	SeaWorld Entertainment, Inc. *	53,414
		143,395
	ENVIRONMENTAL CONTROL - 0.0% ^
291	Tetra Tech, Inc.	15,065

	FOOD - 1.2%
200	Calavo Growers, Inc.	14,592
545	Chefs’ Warehouse, Inc. *	17,429
3,512	Dean Foods Co.	13,381
5	J&J Snack Foods Corp.	723
417	John B Sanfilippo & Son, Inc.	23,210
2,467	Performance Food Group Co. *	79,610
128	Sanderson Farms, Inc.	12,709
4,322	Smart & Final Stores, Inc. *	20,486
790	United Natural Foods, Inc. *	8,366
		190,506
	FOREST PRODUCTS & PAPER - 0.2%
1,045	Schweitzer-Mauduit International, Inc.	26,177

	GAS - 0.8%
780	Chesapeake Utilities Corp.	63,414
778	Southwest Gas Holdings, Inc.	59,517
		122,931
	HAND/MACHINE TOOLS - 0.2%
202	Kennametal, Inc.	6,723
2,019	Milacron Holdings Corp. *	24,006
		30,729
	HEALTHCARE PRODUCTS - 4.8%
3,283	Accuray, Inc. *	11,195
1,266	AtriCure, Inc. *	38,740
27	Atrion Corp.	20,009
641	Cantel Medical Corp.	47,722
680	CONMED Corp.	43,656
619	Genomic Health, Inc. *	39,870

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	HEALTHCARE PRODUCTS (Continued) - 4.8%
882	Globus Medical, Inc. *	$38,173
359	Haemonetics Corp. *	35,918
215	ICU Medical, Inc. *	49,370
306	Inogen, Inc. *	37,996
583	Insulet Corp. *	46,244
157	Integer Holdings Corp. *	11,973
628	Intersect ENT, Inc. *	17,697
251	LivaNova PLC *	22,959
506	Luminex Corp.	11,694
987	Masimo Corp. *	105,974
246	Merit Medical Systems, Inc. *	13,729
1,095	MiMedx Group, Inc. *	1,960
230	Nevro Corp. *	8,945
551	Novocure Ltd. *	18,447
1,722	NxStage Medical, Inc. *	49,284
350	Penumbra, Inc. *	42,770
209	Repligen Corp. *	11,023
203	STAAR Surgical Co. *	6,478
321	Surmodics, Inc. *	15,170
264	Tandem Diabetes Care, Inc. *	10,024
1,104	Wright Medical Group NV *	30,051
		787,071
	HEALTHCARE - SERVICES - 2.4%
684	American Renal Associates Holdings, Inc. *	7,880
1,713	Catalent, Inc. *	53,411
147	Chemed Corp.	41,642
743	Encompass Health Corp.	45,843
768	Ensign Group, Inc.	29,791
2,135	Invitae Corp. *	23,613
592	LHC Group, Inc. *	55,577
845	Medpace Holdings, Inc. *	44,726
181	Molina Healthcare, Inc. *	21,036
689	Natera, Inc. *	9,618
123	National HealthCare Corp.	9,649
991	Select Medical Holdings Corp. *	15,212
674	Syneos Health, Inc. *	26,522
410	Tenet Healthcare Corp. *	7,027
159	Tivity Health, Inc. *	3,945
		395,492
	HOME BUILDERS - 1.2%
1,085	Beazer Homes USA, Inc. *	10,286
303	Century Communities, Inc. *	5,230
291	LCI Industries	19,439
2,701	MDC Holdings, Inc.	75,925

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	HOME BUILDERS (Continued) - 1.2%
1,458	Meritage Homes Corp. *	$53,538
1,328	TRI Pointe Group, Inc. *	14,515
907	William Lyon Homes *	9,696
		188,629
	HOME FURNISHINGS - 0.3%
387	iRobot, Corp. *	32,407
635	Roku, Inc. *	19,456
		51,863
	HOUSEWARE PRODUCTS/WARES - 0.6%
1,340	ACCO Brands Corp.	9,085
254	Central Garden & Pet Co. *	8,750
705	Central Garden & Pet Co. - Class A *	22,031
927	CSS Industries, Inc.	8,315
329	Rosetta Stone, Inc. *	5,396
295	Spectrum Brands Holdings, Inc. *	12,464
137	WD-40 Co.	25,107
		91,148
	INSURANCE - 2.8%
178	American National Insurance Co.	22,649
538	Argo Group International Holdings Ltd.	36,181
1,368	Employers Holdings, Inc.	57,415
1,941	Essent Group Ltd. *	66,343
332	FBL Financial Group, Inc.	21,796
4,497	Genworth Financial, Inc. *	20,956
4,737	Greenlight Capital Re Ltd. *	40,833
455	HCI Group, Inc.	23,119
542	Horace Mann Educators Corp.	20,298
124	Kemper Corp.	8,231
494	Kinsale Capital Group, Inc.	27,447
4,927	MGIC Investment Corp. *	51,536
188	Navigators Group, Inc.	13,064
1,150	Protective Insurance Corp.	19,148
1,861	Radian Group, Inc.	30,446
		459,462
	INTERNET - 3.8%
1,125	Boingo Wireless, Inc. *	23,141
607	Cargurus, Inc. *	20,474
358	Cars.com, Inc. *	7,697
749	Cogent Communications Holdings, Inc.	33,862
1,126	Etsy, Inc. *	53,564
3,134	Groupon, Inc. *	10,029
482	GrubHub, Inc. *	37,022
1,827	Limelight Networks, Inc. *	4,275
1,866	NIC, Inc.	23,288

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	INTERNET - 3.8% (Continued)
754	Okta, Inc. *	$48,105
339	Overstock.com, Inc. *	4,604
456	Proofpoint, Inc. *	38,217
317	Q2 Holdings, Inc. *	15,707
1,061	RingCentral, Inc. *	87,469
198	Shutterfly, Inc. *	7,971
446	Shutterstock, Inc.	16,060
86	Stamps.com, Inc. *	13,385
1,648	TechTarget, Inc. *	20,122
1,115	TrueCar, Inc. *	10,102
325	Twilio, Inc. *	29,023
2,978	US Auto Parts Network, Inc. *	2,710
1,048	Yelp, Inc. *	36,670
1,248	Zendesk, Inc. *	72,846
		616,343
	IRON/STEEL - 0.5%
1,105	Allegheny Technologies, Inc. *	24,056
1,759	Cleveland-Cliffs, Inc.	13,527
2,495	Ryerson Holding Corp. *	15,818
991	Schnitzer Steel Industries, Inc.	21,356
		74,757
	LEISURE TIME - 0.8%
841	Acushnet Holdings Corp.	17,720
358	Camping World Holdings, Inc.	4,106
259	Fox Factory Holding Corp. *	15,247
484	Malibu Boats, Inc. *	16,843
1,135	MasterCraft Boat Holdings, Inc. *	21,225
1,042	Planet Fitness, Inc. *	55,872
		131,013
	LODGING - 0.6%
1,029	Caesars Entertainment Corp. *	6,987
1,507	Century Casinos, Inc. *	11,137
1,967	Marcus Corp.	77,697
		95,821
	MACHINERY - DIVERSIFIED - 1.4%
733	Alamo Group, Inc.	56,676
1,338	Applied Industrial Technologies, Inc.	72,172
1,081	Briggs & Stratton Corp.	14,139
1,056	Cactus, Inc. *	28,945
512	Kadant, Inc.	41,708
277	Manitowoc Co., Inc. *	4,091
618	SPX FLOW, Inc. *	18,800
		236,531

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	MEDIA - 0.9%
1,456	Entercom Communications Corp.	$8,314
4,818	Entravision Communications Corp.	14,020
2,003	Gray Television, Inc. *	29,524
222	Meredith Corp.	11,531
666	MSG Networks, Inc. *	15,691
190	Nexstar Media Group, Inc.	14,942
314	Sinclair Broadcast Group, Inc.	8,271
1,921	Townsquare Media, Inc.	7,838
480	World Wrestling Entertainment, Inc.	35,866
		145,997
	METAL FABRICATE/HARDWARE - 0.8%
570	CIRCOR International, Inc. *	12,141
3,607	Rexnord Corp. *	82,781
1,088	TimkenSteel Corp. *	9,509
975	Worthington Industries, Inc.	33,969
		138,400
	MINING - 0.3%
6,536	Hecla Mining Co.	15,425
248	Kaiser Aluminum Corp.	22,144
320	Materion Corp.	14,397
		51,966
	MISCELLANEOUS MANUFACTURER - 1.3%
230	Ambarella, Inc. *	8,045
618	Axon Enterprise, Inc. *	27,038
311	EnPro Industries, Inc.	18,691
816	ESCO Technologies, Inc.	53,815
393	Harsco Corp. *	7,805
34	Hillenbrand, Inc.	1,290
142	John Bean Technologies Corp.	10,197
128	Proto Labs, Inc. *	14,437
366	Raven Industries, Inc.	13,246
430	Standex International Corp.	28,887
523	Trinseo SA	23,943
		207,394
	OFFICE FURNISHINGS - 0.3%
2,204	Interface, Inc.	31,407
1,019	Kimball International, Inc.	14,460
		45,867
	OIL & GAS - 1.8%
475	Carrizo Oil & Gas, Inc. *	5,363
854	CVR Energy, Inc.	29,446
550	Delek US Holdings, Inc.	17,881
3,248	Denbury Resources, Inc. *	5,554
3,289	Eclipse Resources Corp. *	3,453

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	OIL & GAS - 1.8% (Continued)
5,928	Ensco PLC	$21,104
5,122	Evolution Petroleum Corp.	34,932
2,629	Gulfport Energy Corp. *	17,220
1,404	HighPoint Resources Corp. *	3,496
1,933	Matador Resources Co. *	30,019
7,271	Noble Corp. PLC *	19,050
1,907	Oasis Petroleum, Inc. *	10,546
124	Parker Drilling Co. *	42
342	PDC Energy, Inc. *	10,178
360	Penn Virginia Corp. *	19,462
1,116	Rowan Cos PLC *	9,363
874	SandRidge Energy, Inc. *	6,651
8,102	Southwestern Energy Co. *	27,628
3,839	SRC Energy, Inc. *	18,043
1,458	Ultra Petroleum Corp. *	1,108
		290,539
	OIL & GAS SERVICES - 0.9%
2,783	Archrock, Inc.	20,845
394	Basic Energy Services, Inc. *	1,513
656	C&J Energy Services, Inc. *	8,856
273	Dril-Quip, Inc. *	8,198
949	Exterran Corp. *	16,797
1,688	FTS International, Inc. *	12,002
190	KLX Energy Services Holdings, Inc. *	4,456
676	McDermott International, Inc. *	4,421
607	MRC Global, Inc. *	7,424
1,382	Oil States International, Inc. *	19,735
680	PHI, Inc. *	1,258
3,545	Pioneer Energy Services Corp. *	4,360
1,973	ProPetro Holding Corp. *	24,307
1,992	Superior Energy Services, Inc. *	6,673
2,699	TETRA Technologies, Inc. *	4,534
510	US Silica Holdings, Inc.	5,192
		150,571
	PACKAGING & CONTAINERS - 0.0% ^
417	Greif, Inc.	15,475

	PHARMACEUTICALS - 4.3%
777	Aimmune Therapeutics, Inc. *	18,586
2,123	Akebia Therapeutics, Inc. *	11,740
3,496	Array BioPharma, Inc. *	49,818
637	BioSpecifics Technologies Corp. *	38,602
4,959	Chimerix, Inc. *	12,745
707	Clovis Oncology, Inc. *	12,698

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	PHARMACEUTICALS - 4.3% (Continued)
2,367	Conatus Pharmaceuticals, Inc. *	$4,095
855	Concert Pharmaceuticals, Inc. *	10,730
1,331	Corcept Therapeutics, Inc. *	17,782
1,614	Corvus Pharmaceuticals, Inc. *	5,923
1,799	Dermira, Inc. *	12,935
635	Diplomat Pharmacy, Inc. *	8,547
473	Enanta Pharmaceuticals, Inc. *	33,503
798	Endo International PLC *	5,825
785	Global Blood Therapeutics, Inc. *	32,224
642	Heron Therapeutics, Inc. *	16,653
1,612	Horizon Pharma PLC *	31,498
1,900	Ironwood Pharmaceuticals, Inc. *	19,684
2,084	Mallinckrodt PLC *	32,927
420	Nektar Therapeutics *	13,805
1,252	Owens & Minor, Inc.	7,925
263	Pacira Pharmaceuticals, Inc. *	11,314
987	Phibro Animal Health Corp.	31,742
302	Portola Pharmaceuticals, Inc. *	5,895
318	PRA Health Sciences, Inc. *	29,243
839	Prestige Brands Holdings, Inc. *	25,908
1,333	Ra Pharmaceuticals, Inc. *	24,261
995	Revance Therapeutics, Inc. *	20,029
185	Sarepta Therapeutics, Inc. *	20,189
3,816	Seres Therapeutics, Inc. *	17,248
247	Supernus Pharmaceuticals, Inc. *	8,205
395	USANA Health Sciences, Inc. *	46,503
1,504	Vanda Pharmaceuticals, Inc. *	39,300
661	Xencor, Inc. *	23,902
207	Zogenix, Inc. *	7,547
		709,531
	PRIVATE EQUITY - 0.3%
2,496	Kennedy-Wilson Holdings, Inc.	45,352

	REAL ESTATE - 0.5%
432	Marcus & Millichap, Inc. *	14,831
1,446	McGrath RentCorp	74,440
		89,271
	REAL ESTATE INVESTMENT TRUSTS - 8.2%
3,916	Arbor Realty Trust, Inc.	39,434
937	Ares Commercial Real Estate Corp.	12,218
1,494	CareTrust REIT, Inc.	27,579
3,198	CatchMark Timber Trust, Inc.	22,706
7,553	Cedar Realty Trust, Inc.	23,716
2,378	Chatham Lodging Trust	42,043

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 8.2%
5,618	DiamondRock Hospitality Co.	$51,011
4,866	Easterly Government Properties, Inc.	76,299
1,045	EastGroup Properties, Inc.	95,858
5,838	First Industrial Realty Trust, Inc.	168,485
2,539	Four Corners Property Trust, Inc.	66,522
1,374	Franklin Street Properties Corp.	8,560
326	GEO Group, Inc.	6,422
1,444	Global Net Lease, Inc.	25,443
4,208	Hersha Hospitality Trust	73,808
4,360	Invesco Mortgage Capital, Inc.	63,133
3,509	Kite Realty Group Trust	49,442
2,848	Ladder Capital Corp.	44,059
1,647	National Storage Affiliates Trust	43,580
877	Pennsylvania Real Estate Investment Trust	5,209
3,098	Preferred Apartment Communities, Inc.	43,558
167	PS Business Parks, Inc.	21,877
363	QTS Realty Trust, Inc.	13,449
1,841	Redwood Trust, Inc.	27,744
1,539	Retail Opportunity Investments Corp.	24,439
1,391	Rexford Industrial Realty, Inc.	40,993
404	Ryman Hospitality Properties, Inc.	26,943
3,373	STAG Industrial, Inc.	83,920
1,954	Sunstone Hotel Investors, Inc.	25,422
1,630	Terreno Realty Corp.	57,327
1,498	TPG RE Finance Trust, Inc.	27,383
		1,338,582
	RETAIL - 5.2%
1,907	American Eagle Outfitters, Inc.	36,862
277	America’s Car-Mart, Inc. *	20,069
1,533	Asbury Automotive Group, Inc. *	102,190
303	Bassett Furniture Industries, Inc.	6,072
576	Beacon Roofing Supply, Inc. *	18,271
405	Big Lots, Inc.	11,713
1,173	BJ’s Restaurants, Inc.	59,319
1,473	Bloomin’ Brands, Inc.	26,352
1,364	BMC Stock Holdings, Inc. *	21,115
149	Brinker International, Inc.	6,553
1,672	Carrols Restaurant Group, Inc. *	16,452
1,182	Cato Corp.	16,867
742	Cheesecake Factory, Inc.	32,284
2,489	Chico’s FAS, Inc.	13,988
173	Children’s Place, Inc.	15,586
856	Citi Trends, Inc.	17,454
305	Dillard’s, Inc.	18,395

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	RETAIL - 5.2% (Continued)
1,414	Express, Inc. *	$7,226
638	Five Below, Inc. *	65,280
206	Group 1 Automotive, Inc.	10,860
435	Lithia Motors, Inc.	33,204
393	Ollie’s Bargain Outlet Holdings, Inc. *	26,138
1,124	Party City Holdco, Inc. *	11,218
345	PC Connection, Inc.	10,257
201	RH *	24,084
965	Rush Enterprises, Inc.	33,273
2,203	Sonic Automotive, Inc.	30,313
2,283	Texas Roadhouse, Inc.	136,295
1,048	Zumiez, Inc. *	20,090
		847,780
	SAVINGS & LOANS - 2.2%
1,068	First Defiance Financial Corp.	26,177
2,732	First Financial Northwest, Inc.	42,264
2,835	Meridian Bancorp, Inc.	40,597
1,479	People’s United Financial, Inc.	21,342
3,391	Riverview Bancorp, Inc.	24,686
4,730	TFS Financial Corp.	76,295
1,721	United Community Financial Corp.	15,231
4,157	Washington Federal, Inc.	111,033
		357,625
	SEMICONDUCTORS - 1.9%
510	Alpha & Omega Semiconductor Ltd. *	5,197
2,345	Amkor Technology, Inc. *	15,383
976	Brooks Automation, Inc.	25,552
218	Cabot Microelectronics Corp.	20,786
693	Cirrus Logic, Inc. *	22,994
460	Cohu, Inc.	7,392
229	Cree, Inc. *	9,795
940	Diodes, Inc. *	30,324
2,074	Entegris, Inc.	57,854
1,216	Integrated Device Technology, Inc. *	58,891
150	Power Integrations, Inc.	9,147
372	Semtech Corp. *	17,064
454	Synaptics, Inc. *	16,893
858	Ultra Clean Holdings, Inc. *	7,267
		304,539
	SOFTWARE - 4.1%
2,129	Allscripts Healthcare Solutions, Inc. *	20,524
420	Appfolio, Inc. *	24,872
218	Benefitfocus, Inc. *	9,967
460	Bottomline Technologies de, Inc. *	22,080

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	SOFTWARE (Continued) - 4.1%
942	Box, Inc. *	$15,901
1,258	Cloudera, Inc. *	13,913
699	Cornerstone OnDemand, Inc. *	35,251
309	CSG Systems International, Inc.	9,817
183	Fair Isaac, Corp. *	34,221
666	Five9, Inc. *	29,118
1,675	GreenSky, Inc. *	16,030
1,400	Hortonworks, Inc. *	20,188
231	HubSpot, Inc. *	29,044
1,963	InnerWorkings, Inc. *	7,342
358	Instructure, Inc. *	13,429
847	LivePerson, Inc. *	15,974
770	Medidata Solutions, Inc. *	51,913
569	MicroStrategy, Inc. *	72,690
391	MINDBODY, Inc. *	14,232
603	New Relic, Inc. *	48,825
595	Omnicell, Inc. *	36,438
788	Progress Software Corp.	27,966
794	SendGrid, Inc. *	34,277
250	SPS Commerce, Inc. *	20,595
1,765	TiVo Corp.	16,609
636	Workiva, Inc. *	22,826
512	Yext, Inc. *	7,603
		671,645
	STOREAGE/WAREHOUSING - 0.0% ^
228	Mobile Mini, Inc.	7,239

	TELECOMMUNICATIONS - 2.4%
6,098	A10 Networks, Inc. *	38,052
5,464	Aerohive Networks, Inc. *	17,813
988	Calix, Inc. *	9,633
2,561	Ciena Corp. *	86,844
1,334	Consolidated Communications Holdings, Inc.	13,180
1,813	Extreme Networks, Inc. *	11,059
1,411	Finisar Corp. *	30,478
4,635	Infinera Corp. *	18,494
1,528	Iridium Communications, Inc. *	28,192
277	NETGEAR, Inc. *	14,412
958	Ooma, Inc. *	13,297
2,061	Plantronics, Inc.	68,219
306	Ubiquiti Networks, Inc.	30,419
1,506	Vonage Holdings Corp. *	13,147
		393,239
	TRANSPORTATION - 1.2%
245	Atlas Air Worldwide Holdings, Inc. *	10,337

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	TRANSPORTATION (Continued) - 1.2%
283	Covenant Transportation Group, Inc. *	$5,434
810	Hub Group, Inc. *	30,027
588	Knight-Swift Transportation Holdings, Inc.	14,741
2,720	Marten Transport Ltd.	44,037
584	Matson, Inc.	18,700
8,692	Nordic American Tankers Ltd.	17,384
220	Saia, Inc. *	12,280
16,995	Scorpio Tankers, Inc.	29,911
561	Werner Enterprises, Inc.	16,571
		199,422
	TRUCKING & LEASING - 0.3%
167	GATX Corp.	11,825
850	Greenbrier Cos, Inc.	33,609
		45,434
	WATER - 0.2%
601	SJW Group	33,428

	TOTAL COMMON STOCKS (Cost - $18,183,298)	15,951,816

	SHORT-TERM INVESTMENT - 2.4%
	MONEY MARKET FUND - 2.4%
392,228	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $392,228)	392,228

	TOTAL INVESTMENTS - 100.0% (Cost - $18,575,526)	$16,344,044
	OTHER ASSETS LESS LIABILITIES - NET - 0.0% ^	1,625
	TOTAL NET ASSETS - 100.0%	$16,345,669

*	Non-income producing security.

^	Represents less than 0.05%

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Money market rate shown represents the rate at December 31, 2018.

FUTURES CONTRACTS
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Depreciation
LONG
E-mini Russell 2000 Future	Goldman Sachs	6	Mar-19	$404,700	$(9,801)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					$(9,801)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2018

Shares		Value
	COMMON STOCKS - 98.1%
	ADVERTISING - 0.2%
1,723	Interpublic Group of Cos, Inc.	$35,545

	AEROSPACE/DEFENSE - 2.3%
682	Boeing Co.	219,945
353	Lockheed Martin Corp.	92,430
50	Northrop Grumman Corp.	12,245
1,215	Raytheon Co.	186,320
		510,940
	AGRICULTURE - 1.7%
2,257	Altria Group, Inc.	111,473
3,649	Archer-Daniels-Midland Co.	149,500
1,569	Phillip Morris International, Inc.	104,746
		365,719
	AIRLINES - 0.4%
435	Delta Air Lines, Inc.	21,707
1,506	Southwest Airlines, Co.	69,999
		91,706
	APPAREL - 1.0%
2,657	NIKE, Inc.	196,990
408	VF Corp.	29,107
		226,097
	AUTO MANUFACTURERS - 0.7%
1,607	Ford Motor Co.	12,294
566	General Motors Co.	18,933
2,004	PACCAR, Inc.	114,509
		145,736
	AUTO PARTS & EQUIPMENT - 0.0% ^
283	BorgWarner, Inc.	9,831

	BANKS - 7.2%
17,286	Bank of America Corp.	425,927
2,530	BB&T Corp.	109,600
2,549	Citigroup, Inc.	132,701
1,937	Citizens Financial Group, Inc.	57,587
66	Cullen/Frost Bankers, Inc.	5,804
928	East West Bancorp, Inc.	40,396
258	First Republic Bank	22,420
3,220	JPMorgan Chase & Co.	314,336
6,654	Morgan Stanley	263,831
4,400	Wells Fargo & Co.	202,752
		1,575,354
	BEVERAGES - 1.7%
516	Coca-Cola Co.	24,433
1,317	Coca-Cola European Partners PLC	60,384
293	Constellation Brands, Inc.	47,120
193	Molson Coors Brewing Co.	10,839

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	BEVERAGES (Continued) - 1.7%
1,188	Monster Beverage Corp. *	$58,473
1,539	PepsiCo, Inc.	170,029
		371,278
	BIOTECHNOLOGY - 2.9%
1,019	Amgen, Inc.	198,369
108	Biogen, Inc. *	32,499
1,948	Celgene Corp. *	124,847
3,388	Gilead Sciences, Inc.	211,919
57	Incyte Corp. *	3,625
41	Regeneron Pharmaceuticals, Inc. *	15,314
262	Vertex Pharmaceuticals, Inc. *	43,416
		629,989
	BUILDING MATERIALS - 0.0% ^
41	Vulcan Materials Co.	4,051

	CHEMICALS - 1.5%
1,092	Air Products & Chemicals, Inc.	174,775
552	Celanese Corp.	49,663
571	Eastman Chemical Co.	41,746
972	Huntsman Corp.	18,750
285	Linde PLC	44,471
		329,405
	COMMERCIAL SERVICES - 2.4%
1,315	Automatic Data Processing, Inc.	172,423
811	Booz Allen Hamilton Holding Corp.	36,552
272	Ecolab, Inc.	40,079
1,107	H&R Block, Inc.	28,085
856	Insperity, Inc.	79,916
641	PayPal Holdings, Inc.	53,902
535	Robert Half International, Inc.	30,602
193	S&P Global, Inc.	32,798
194	Total System Services, Inc.	15,770
2,521	Western Union Co.	43,008
		533,135
	COMPUTERS - 4.8%
757	Accenture PLC	106,745
4,676	Apple, Inc.	737,592
146	Cognizant Technology Solutions Corp.	9,268
114	Dell Technologies, Inc. - Class C *	5,572
1,340	Hewlett Packard Enterprise Co.	17,701
3,597	HP, Inc.	73,595
793	International Business Machines Corp.	90,140
924	Pure Storage, Inc. *	14,858
		1,055,471
	COSMETICS/PERSONAL CARE - 0.7%
723	Estee Lauder Cos, Inc.	94,062
596	Proctor & Gamble Co.	54,784
		148,846

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 4.0%
1,043	American Express Co.	$99,419
368	Capital One Financial Corp.	27,817
4,223	Charles Schwab Corp.	175,381
569	CME Group, Inc.	107,040
384	Evercore, Inc.	27,479
624	Intercontinental Exchange, Inc.	47,006
1,047	Mastercard, Inc.	197,517
230	SEI Investments Co.	10,626
36	T Rowe Price Group, Inc.	3,324
124	TD Ameritrade Holding Corp.	6,071
1,272	Visa, Inc.	167,828
		869,508
	ELECTRIC - 2.6%
969	Ameren Corp.	63,208
975	CMS Energy Corp.	48,409
465	Consolidated Edison, Inc.	35,554
272	DTE Energy Co.	30,002
392	IDACORP, Inc.	36,480
1,886	OGE Energy Corp.	73,912
1,676	Pinnacle West Capital Corp.	142,795
1,355	Portland General Electric Co.	62,127
1,369	Xcel Energy, Inc.	67,451
		559,938
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.0% ^
44	AMETEK, Inc.	2,979
39	Hubbell, Inc.	3,874
		6,853
	ELECTRONICS - 1.4%
536	Agilent Technologies, Inc.	36,159
761	Allegion PLC	60,659
872	Garmin Ltd.	55,215
579	Honeywell International, Inc.	76,497
34	Keysight Technologies, Inc. *	2,111
1,569	National Instruments Corp.	71,201
		301,842
	ENVIRONMENTAL CONTROL - 0.1%
130	Republic Services, Inc.	9,372
148	Waste Connections, Inc.	10,989
104	Waste Management, Inc.	9,255
		29,616
	FOOD - 1.1%
1,645	Hershey Co.	176,311
99	Hormel Foods Corp.	4,225
192	Kellogg Co.	10,946
393	Kroger Co.	10,808
297	Lamb Weston Holdings, Inc.	21,847
246	Tyson Foods, Inc.	13,136
		237,273

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	GAS - 0.4%
916	Atmos Energy Corp.	$84,932

	HAND/MACHINE TOOLS - 0.2%
322	Snap-on, Inc.	46,783

	HEALTHCARE PRODUCTS - 3.0%
857	Abbott Laboratories	61,987
1,099	Danaher Corp.	113,329
139	IDEXX Laboratories, Inc. *	25,857
103	Intuitive Surgical, Inc. *	49,329
1,472	Medtronic PLC	133,893
178	STERIS PLC	19,019
1,228	Stryker Corp.	192,489
274	Thermo Fisher Scientific, Inc.	61,318
		657,221
	HEALTHCARE - SERVICES - 2.4%
123	Anthem, Inc.	32,303
168	Humana, Inc.	48,129
228	Quest Diagnostics, Inc.	18,986
1,652	UnitedHealth Group, Inc.	411,546
84	WellCare Health Plans, Inc. *	19,832
		530,796
	HOUSEHOLD PRODUCTS/WARES - 0.8%
2,080	Church & Dwight Co., Inc.	136,781
184	Clorox Co.	28,362
		165,143
	INSURANCE - 3.9%
1,308	Allstate Corp.	108,080
498	American Financial Group, Inc.	45,084
858	Arthur J. Gallagher & Co.	63,235
2,018	Berkshire Hathaway, Inc. *	412,035
1,251	Hartford Financial Services Group, Inc.	55,607
1,017	Lincoln National Corp.	52,182
649	Loews Corp.	29,542
313	Progressive Corp.	18,883
92	Travelers Cos, Inc.	11,017
2,252	Unum Group	66,164
		861,829
	INTERNET - 8.7%
284	Alphabet, Inc. - Class A *	296,769
315	Alphabet, Inc. - Class C *	326,217
435	Amazon.com, Inc. *	653,357
31	Booking Holdings, Inc. *	53,395
239	Cargurus, Inc. *	8,061
793	CDW Corp.	64,273
2,774	Facebook, Inc. *	363,644
272	GoDaddy, Inc. *	17,849

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	INTERNET (Continued) - 8.7%
350	Netflix, Inc. *	$93,681
136	Twitter, Inc. *	3,909
697	Yelp, Inc. *	24,388
		1,905,543
	IRON/STEEL - 0.0% ^
607	Steel Dynamics, Inc.	18,234

	LEISURE - 0.3%
646	Carnival Corp.	31,848
626	Norwegian Cruise Line Holdings Ltd. *	26,536
		58,384
	LODGING - 0.3%
1,062	Extended Stay America, Inc.	16,461
616	Hilton Worldwide Holdings, Inc.	44,229
90	Marriott International, Inc.	9,770
		70,460
	MACHINERY - CONSTRUCTION & MINING - 0.2%
274	Caterpillar, Inc.	34,817

	MACHINERY - DIVERSIFIED - 0.7%
890	Rockwell Automation, Inc.	133,927
54	Roper Technologies, Inc.	14,392
		148,319
	MEDIA - 2.1%
997	AMC Networks, Inc. *	54,715
920	CBS Corp.	40,222
4,896	Comcast Corp.	166,709
518	Liberty Media Corp. - Liberty SiriusXM - Class A *	19,062
382	Liberty Media Corp. - Liberty SiriusXM - Class C *	14,126
97	Sinclair Broadcast Group, Inc.	2,555
993	Twenty-First Century Fox, Inc. - Class A	47,783
499	Twenty-First Century Fox, Inc. - Class B	23,842
120	Viacom, Inc. - Class A	3,337
1,460	Viacom, Inc. - Class B	37,522
540	Walt Disney Co.	59,211
		469,084
	MINING - 0.2%
1,132	Newmont Mining Corp.	39,224

	MISCELLANEOUS MANUFACTURER - 2.8%
759	3M Co.	144,620
2,450	Crane Co.	176,841
5,198	General Electric Co.	39,349
867	Illinois Tool Works, Inc.	109,840
1,418	Ingersoll-Rand PLC	129,364
91	Parker-Hannifin Corp.	13,572
		613,586

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	OIL & GAS - 4.0%
2,257	Anadarko Petroleum Corp.	$98,947
171	Antero Resources Corp. *	1,606
1,708	Chevron Corp.	185,813
169	Concho Resources, Inc. *	17,372
2,492	ConocoPhillips	155,376
405	Continental Resources, Inc. *	16,277
218	EOG Resources, Inc.	19,012
4,281	Exxon Mobil Corp.	291,921
205	Newfield Exploration Co. *	3,005
656	Occidental Petroleum Corp.	40,265
530	Phillips 66	45,660
166	Valero Energy Corp.	12,445
		887,699
	OIL & GAS SERVICES - 0.5%
3,743	Halliburton Co.	99,489

	PACKAGING & CONTAINERS - 0.2%
1,219	Westrock Co.	46,029

	PHARMACEUTICALS - 7.2%
1,993	AbbVie, Inc.	183,735
816	AmerisourceBergen Corp.	60,710
2,576	Bristol-Myers Squibb Co.	133,900
1,984	Cardinal Health, Inc.	88,486
142	Cigna Corp.	27,043
836	CVS Health Corp.	54,775
1,323	Eli Lilly & Co.	153,098
3,407	Johnson & Johnson	439,673
774	McKesson Corp.	85,504
3,546	Merck & Co., Inc.	270,950
481	Pfizer, Inc.	20,996
584	Zoetis, Inc.	49,955
		1,568,825
	PIPELINES - 0.7%
6,524	Kinder Morgan, Inc.	100,339
606	TechnipFMC PLC *	11,865
1,921	Williams Cos, Inc.	42,358
		154,562
	REAL ESTATE INVESTMENT TRUSTS - 3.1%
3,140	Host Hotels & Resorts, Inc.	52,344
1,627	Park Hotels & Resorts, Inc.	42,269
4,447	Prologis, Inc.	261,128
2,726	Realty Income Corp.	171,847
856	Simon Property Group, Inc.	143,799
		671,387

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	RETAIL - 5.0%
910	Costco Wholesale Corp.	$185,376
253	Darden Restaurants, Inc.	25,265
248	Domino’s Pizza, Inc.	61,502
199	Dunkin’ Brands Group, Inc.	12,760
155	Five Below, Inc. *	15,860
114	Genuine Parts Co.	10,946
1,427	Home Depot, Inc.	245,187
778	McDonald’s Corp.	138,149
10	O’Reilly Automotive ,Inc. *	3,443
146	Penske Automotive Group, Inc.	5,887
425	Ross Stores, Inc.	35,360
2,860	Target Corp.	189,017
1,796	TJX Cos, Inc.	80,353
666	Walmart, Inc.	62,038
297	Yum! Brands, Inc.	27,300
		1,098,443
	SEMICONDUCTORS - 3.5%
648	Analog Devices, Inc.	55,618
1,589	Applied Materials, Inc.	52,024
187	Broadcom Ltd.	47,550
255	Cirrus Logic, Inc. *	8,461
5,894	Intel Corp.	276,605
281	Micron Technology, Inc. *	8,916
666	NVIDIA Corp.	88,911
696	QUALCOMM, Inc.	39,609
87	Silicon Laboratories, Inc. *	6,856
500	Skyworks Solutions, Inc.	33,510
1,249	Texas Instruments, Inc.	118,031
420	Xilinx, Inc.	35,771
		771,862
	SOFTWARE - 7.1%
243	Activision Blizzard, Inc.	11,317
27	Adobe Systems, Inc. *	6,108
287	Broadridge Financial Solutions, Inc.	27,624
922	Dropbox, Inc. *	18,836
543	Electronic Arts, Inc. *	42,848
266	Fidelity National Information Services, Inc.	27,278
409	Intuit, Inc.	80,512
7,679	Microsoft Corp.	779,956
4,392	Oracle Corp.	198,299
275	Paychex, Inc.	17,916
1,923	salesforce.com, Inc. *	263,393
706	Synopsys, Inc. *	59,473
337	Veeva Systems, Inc. *	30,101
27	VMware, Inc.	3,703
		1,567,364
	TELECOMMUNICATIONS - 2.7%
5,220	AT&T, Inc.	148,979

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	TELECOMMUNICATIONS (Continued) - 2.7%
640	Ciena Corp. *	$21,702
3,597	Cisco Systems, Inc.	155,858
301	Motorola Solutions, Inc.	34,627
4,291	Verizon Communications, Inc.	241,240
		602,406
	TRANSPORTATION - 0.9%
911	Landstar System, Inc.	87,155
708	Norfolk Southern Corp.	105,878
		193,033
	WATER - 0.5%
1,279	American Water Works Co., Inc.	116,095

	TOTAL COMMON STOCKS (Cost - $22,495,624)	21,519,682

	SHORT-TERM INVESTMENT - 1.8%
	MONEY MARKET FUND - 1.8%
395,602	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a) (Cost - $395,602)	395,602

	TOTAL INVESTMENTS - 99.9% (Cost - $22,891,226)	$21,915,284
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	12,722
	TOTAL NET ASSETS - 100.0%	$21,928,006

*	Non-income producing security.

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2018.

PLC - Public Limited Company

FUTURES CONTRACTS
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Depreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	3	Mar-19	375,780	(15,022)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					(15,022)

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2018

Shares		Value
	COMMON STOCKS - 98.2%
	ADVERTISING - 0.2%
24,255	Interpublic Group of Cos, Inc.	$500,381

	AEROSPACE/DEFENSE - 1.1%
2,265	Curtiss-Wright Corp.	231,302
896	General Dynamics Corp.	140,860
1,148	Lockheed Martin Corp.	300,592
11,667	Raytheon Co.	1,789,134
2,865	United Technologies Corp.	305,012
		2,766,900
	AGRICULTURE - 1.8%
3,223	Altria Group, Inc.	159,184
53,822	Archer-Daniels-Midland Co.	2,205,087
32,034	Philip Morris International, Inc.	2,138,590
		4,502,861
	AIRLINES - 0.5%
762	Alaska Air Group, Inc.	46,368
12,819	Delta Air Lines, Inc.	639,668
15,406	Southwest Airlines Co.	716,071
		1,402,107
	APPAREL - 0.4%
10,891	NIKE, Inc.	807,459
1,095	Ralph Lauren Corp.	113,289
3,139	VF Corp.	223,936
		1,144,684
	AUTO MANUFACTURERS - 1.1%
77,955	Ford Motor Co.	596,356
23,165	General Motors Co.	774,869
23,624	PACCAR, Inc.	1,349,875
		2,721,100
	AUTO PARTS & EQUIPMENT - 0.1%
6,546	BorgWarner, Inc.	227,408
3,320	Dana, Inc.	45,252
		272,660
	BANKS - 12.8%
280,791	Bank of America Corp.	6,918,690
43,211	BB&T Corp.	1,871,901
54,585	Citigroup, Inc.	2,841,695
47,151	Citizens Financial Group, Inc.	1,401,799
5,642	Cullen/Frost Bankers, Inc.	496,157
15,896	East West Bancorp, Inc.	691,953
30,317	First Horizon National Corp.	398,972
12,406	First Republic Bank	1,078,081
1,739	Goldman Sachs Group, Inc.	290,500
40,857	Huntington Bancshares, Inc.	487,015
68,797	JPMorgan Chase & Co.	6,715,963
16,999	KeyCorp	251,245

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	BANKS (Continued) - 12.8%
93,660	Morgan Stanley	$3,713,619
15,434	Synovus Financial Corp.	493,734
16,431	US Bancorp	750,897
93,528	Wells Fargo & Co.	4,309,770
1,950	Western Alliance Bancorp *	77,006
		32,788,997
	BEVERAGES - 0.5%
10,460	Coca-Cola European Partners PLC	479,591
652	Constellation Brands, Inc.	104,855
6,100	Molson Coors Brewing Co.	342,576
792	Monster Beverage Corp. *	38,982
3,219	PepsiCo, Inc.	355,635
		1,321,639
	BIOTECHNOLOGY - 1.4%
3,999	Amgen, Inc.	778,485
13,909	Celgene Corp. *	891,428
32,014	Gilead Sciences, Inc.	2,002,476
		3,672,389
	BUILDING MATERIALS - 0.0% ^
294	Vulcan Materials Co.	29,047

	CHEMICALS - 2.1%
17,298	Air Products & Chemicals, Inc.	2,768,545
7,328	Celanese Corp.	659,300
14,618	Eastman Chemical Co.	1,068,722
20,499	Huntsman Corp.	395,426
2,056	Linde PLC	320,818
4,297	Mosaic Co.	125,515
2,546	Olin Corp.	51,200
463	RPM International, Inc.	27,215
		5,416,741
	COMMERCIAL SERVICES - 1.4%
5,397	Automatic Data Processing, Inc.	707,655
9,967	Booz Allen Hamilton Holding Corp.	449,213
4,099	Deluxe Corp.	157,566
3,199	Ecolab, Inc.	471,373
11,726	H&R Block, Inc.	297,489
7,648	Insperity, Inc.	714,017
851	ManpowerGroup, Inc.	55,145
2,064	Robert Half International, Inc.	118,061
33,802	Western Union Co.	576,662
		3,547,181
	COMPUTERS - 1.0%
1,605	Amdocs Ltd.	94,021
5,525	Dell Technologies, Inc. - Class C *	270,008
39,827	Hewlett Packard Enterprise Co.	526,115
55,834	HP, Inc.	1,142,364

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	COMPUTERS (Continued) - 1.0%
2,426	International Business Machines Corp.	$275,763
8,638	Pure Storage, Inc. *	138,899
		2,447,170
	COSMETICS/PERSONAL CARE - 1.5%
8,274	Colgate-Palmolive Co.	492,468
4,752	Estee Lauder Cos, Inc.	618,235
29,250	Proctor & Gamble Co.	2,688,660
		3,799,363
	DIVERSIFIED FINANCIAL SERVICES - 2.9%
21,618	Ally Financial, Inc.	489,864
7,729	American Express, Co.	736,728
15,652	Capital One Financial Corp.	1,183,135
32,876	Charles Schwab Corp.	1,365,340
8,481	CME Group, Inc.	1,595,446
2,435	Discover Financial Services	143,616
1,886	Evercore. Inc.	134,962
2,598	Intercontinental Exchange, Inc.	195,707
25,747	Invesco Ltd.	431,005
14,745	Legg Mason, Inc.	376,145
9,537	Moelis & Co.	327,882
4,816	SEI Investments Co.	222,499
4,886	Synchrony Financial	114,626
		7,316,955
	ELECTRIC - 5.3%
5,995	Alliant Energy Corp.	253,289
10,596	Ameren Corp.	691,177
12,539	CenterPoint Energy, Inc.	353,976
20,894	CMS Energy Corp.	1,037,387
23,770	Consolidated Edison, Inc.	1,817,454
5,935	Dominion Energy, Inc.	424,115
7,090	DTE Energy Co.	782,027
9,416	Evergy, Inc.	534,546
4,925	Eversource Energy	320,322
5,817	IDACORP, Inc.	541,330
30,726	OGE Energy Corp.	1,204,152
26,235	Pinnacle West Capital Corp.	2,235,222
25,738	Portland General Electric Co.	1,180,087
18,631	PPL Corp.	527,816
520	Public Service Enterprise Group, Inc.	27,066
3,601	WEC Energy Group, Inc.	249,405
24,983	Xcel Energy, Inc.	1,230,912
		13,410,283
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
6,321	AMETEK, Inc.	427,932
1,226	Hubbell, Inc.	121,791
		549,723

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	ELECTRONICS - 1.2%
8,463	ADT, Inc.	$50,863
7,923	Agilent Technologies, Inc.	534,486
5,613	Allegion PLC	447,412
2,254	Corning, Inc.	68,093
12,368	Garmin Ltd.	783,142
2,653	Honeywell International, Inc.	350,514
1,058	Keysight Technologies, Inc. *	65,681
19,307	National Instruments Corp.	876,152
		3,176,343
	ENTERTAINMENT - 0.0% ^
1,738	Cinemark Holdings, Inc.	62,220

	ENVIRONMENTAL CONTROL - 0.2%
5,452	Clean Harbors, Inc. *	269,056
3,773	Republic Services, Inc.	271,996
1,167	Waste Connections, Inc.	86,650
		627,702
	FOOD - 1.8%
22,393	Hershey Co.	2,400,082
6,198	Hormel Foods Corp.	264,531
9,034	Kellogg Co.	515,028
14,473	Kroger Co.	398,008
4,912	Lamb Weston Holdings, Inc.	361,327
10,689	Tyson Foods, Inc.	570,792
		4,509,768
	GAS - 0.6%
11,741	Atmos Energy Corp.	1,088,626
9,934	UGI Corp.	529,978
		1,618,604
	HAND/MACHINE TOOLS - 0.3%
4,607	Snap-on, Inc.	669,351

	HEALTHCARE PRODUCTS - 3.9%
27,587	Abbott Laboratories	1,995,368
19,987	Danaher Corp.	2,061,059
1,677	Masimo Corp. *	180,059
30,179	Medtronic PLC	2,745,082
4,751	STERIS PLC	507,644
9,543	Stryker Corp.	1,495,865
4,499	Thermo Fisher Scientific, Inc.	1,006,831
		9,991,908
	HEALTHCARE - SERVICES - 1.2%
3,900	Anthem, Inc.	1,024,257
1,570	Humana, Inc.	449,774
6,442	Quest Diagnostics, Inc.	536,425
3,917	UnitedHealth Group, Inc.	975,803

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	HEALTHCARE - SERVICES (Continued) - 1.2%
529	WellCare Health Plans, Inc. *	$124,892
		3,111,151
	HOME BUILDERS - 0.1%
2,255	DR Horton, Inc.	78,158

	HOME FURNISHINGS - 0.1%
2,817	Whirlpool Corp.	301,053

	HOUSEHOLD PRODUCTS/WARES - 0.6%
24,100	Church & Dwight Co., Inc.	1,584,816
423	Clorox, Co.	65,201
		1,650,017
	INSURANCE - 6.9%
2,353	Aflac, Inc.	107,203
23,510	Allstate Corp.	1,942,631
11,166	American Financial Group, Inc.	1,010,858
12,392	Arthur J. Gallagher & Co.	913,290
9,272	Athene Holding Ltd. *	369,304
19,165	AXA Equitable Holdings, Inc.	318,714
35,155	Berkshire Hathaway, Inc. *	7,177,948
2,470	Chubb Ltd.	319,075
1,058	CNA Financial Corp.	46,711
7,030	CNO Financial Group, Inc.	104,606
2,583	Essent Group Ltd. *	88,287
2,359	Fidelity National Financial, Inc.	74,167
2,635	First American Financial Corp.	117,626
1,396	Hanover Insurance Group, Inc.	163,011
27,574	Hartford Financial Services Group, Inc.	1,225,664
17,660	Lincoln National Corp.	906,135
22,331	Loews Corp.	1,016,507
5,470	Travelers Cos, Inc.	655,033
32,047	Unum Group	941,540
		17,498,310
	INTERNET - 0.3%
5,593	CDW Corp.	453,313
475	Facebook, Inc. *	62,268
7,510	Yelp, Inc. *	262,774
		778,355
	IRON/STEEL - 0.3%
7,381	Reliance Steel & Aluminum Co.	525,306
9,806	Steel Dynamics, Inc.	294,572
		819,878
	LEISURE TIME - 0.4%
11,961	Carnival Corp.	589,677
9,638	Norwegian Cruise Line Holdings Ltd. *	408,555
		998,232

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	LODGING - 0.1%
13,395	Extended Stay America, Inc.	$207,623
664	Las Vegas Sands Corp.	34,561
		242,184
	MACHINERY - DIVERSIFIED - 0.6%
7,154	Rockwell Automation, Inc.	1,076,534
1,511	Roper Technologies, Inc.	402,712
		1,479,246
	MEDIA - 2.8%
7,443	AMC Networks, Inc. *	408,472
7,051	CBS Corp.	308,270
90,674	Comcast Corp.	3,087,450
13,304	Liberty Media Corp-Liberty SiriusXM - Class A *	489,587
20,391	Liberty Media Corp-Liberty SiriusXM - Class C *	754,059
1,039	Sinclair Broadcast Group, Inc.	27,367
1,858	Tribune Media Co.	84,316
16,437	Twenty-First Century Fox, Inc. - Class A	790,948
8,479	Twenty-First Century Fox, Inc. - Class C	405,127
3,260	Viacom, Inc. - Class A	90,661
24,336	Viacom, Inc. - Class C	625,435
		7,071,692
	MINING - 0.4%
28,698	Newmont Mining Corp.	994,386

	MISCELLANEOUS MANUFACTURER - 2.9%
3,445	3M Co.	656,410
34,804	Crane Co.	2,512,153
164,676	General Electric Co.	1,246,597
6,898	Illinois Tool Works, Inc.	873,908
16,586	Ingersoll-Rand PLC	1,513,141
3,342	Parker-Hannifin Corp.	498,426
		7,300,635
	OIL & GAS - 7.5%
31,408	Anadarko Petroleum Corp.	1,376,927
25,122	Antero Resources Corp. *	235,896
8,868	Apache Corp.	232,785
38,153	Chevron Corp.	4,150,665
3,644	Concho Resources, Inc. *	374,567
41,632	ConocoPhillips	2,595,755
8,769	Continental Resources, Inc. *	352,426
7,065	EOG Resources, Inc.	616,139
88,845	Exxon Mobil Corp.	6,058,341
3,552	Helmerich & Payne, Inc.	170,283
10,932	Marathon Oil Corp.	156,765
37,964	Nabors Industries Ltd.	75,928
2,687	Newfield Exploration Co. *	39,391
16,494	Occidental Petroleum Corp.	1,012,402

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	OIL & GAS (Continued) - 7.5%
14,046	Phillips 66	$1,210,063
6,663	Valero Energy Corp.	499,525
3,879	Whiting Petroleum Corp. *	88,013
		19,245,871
	OIL & GAS SERVICES - 0.5%
37,938	Halliburton Co.	1,008,392
484	Schlumberger Ltd.	17,463
13,267	TechnipFMC PLC *	259,768
		1,285,623
	PACKAGING & CONTAINERS - 0.5%
1,387	Bemis Co, Inc.	63,663
3,195	Packaging Corp. of America	266,655
22,752	Westrock Co.	859,116
		1,189,434
	PHARMACEUTICALS - 9.1%
5,038	AbbVie, Inc.	464,453
3,186	Allergan PLC	425,841
9,214	AmerisourceBergen Corp.	685,522
27,971	Bristol-Myers Squibb Co.	1,453,933
26,628	Cardinal Health, Inc.	1,187,609
2,916	Cigna Corp.	553,794
19,883	CVS Health Corp.	1,302,734
12,241	Eli Lilly & Co.	1,416,529
1,443	Herbalife Nutrition Ltd. *	85,065
52,531	Johnson & Johnson	6,779,126
10,219	McKesson Corp.	1,128,893
62,342	Merk & Co., Inc.	4,763,552
64,441	Pfizer, Inc.	2,812,850
1,672	Zoetis, Inc.	143,021
		23,202,922
	PIPELINES - 1.0%
105,612	Kinder Morgan, Inc.	1,624,313
3,271	Plains GP Holdings LP	65,747
40,439	Williams Cos, Inc.	891,680
		2,581,740
	REAL ESTATE INVESTMENT TRUSTS - 4.9%
5,605	Apartment Investment & Management Co.	245,947
4,227	Apple Hospitality REIT, Inc.	60,277
54,396	Brandywine Realty Trust	700,077
3,487	Equity LifeStyle Properties, Inc.	338,692
3,752	First Industrial Realty Trust, Inc.	108,283
21,106	Highwoods Properties, Inc.	816,591
60,250	Host Hotels & Resorts, Inc.	1,004,368
8,854	Outfront Media, Inc.	160,434
48,843	Park Hotels & Resorts, Inc.	1,268,941
58,846	Prologis, Inc.	3,455,437
43,345	Realty Income Corp.	2,732,469

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 4.9%
8,182	Simon Property Group, Inc.	$1,374,494
2,479	SL Green Realty Corp.	196,039
11,730	Sunstone Hotel Investors, Inc.	152,607
3	Weingarten Realty Investors	74
		12,614,730
	RETAIL - 3.8%
4,581	Costco Wholesale Corp.	933,196
3,426	Darden Restaurants, Inc.	342,120
1,677	Dick’s Sporting Goods, Inc.	52,322
2,409	Domino’s Pizza, Inc.	597,408
550	Dunkin’ Brands Group, Inc.	35,266
685	Five Below, Inc. *	70,089
822	Foot Locker, Inc.	43,730
2,283	Genuine Parts Co.	219,214
10,636	McDonald’s Corp.	1,888,635
10,874	Penske Automotive Group, Inc.	438,440
406	Ross Stores, Inc.	33,779
37,673	Target Corp.	2,489,809
989	TJX Cos. Inc.	44,248
24,414	Walmart, Inc.	2,274,164
1,360	Yum! Brands, Inc.	125,011
		9,587,431
	SEMICONDUCTORS - 3.2%
9,359	Analog Devices, Inc.	803,283
4,530	Applied Materials, Inc.	148,312
291	Broadcom, Inc.	73,995
4,485	CirrusLogic, Inc. *	148,812
108,830	Intel Corp.	5,107,392
3,143	Maxim Integrated Products, Inc.	159,822
19,691	QUALCOMM, Inc.	1,120,615
3,202	Silicon Laboratories, Inc. *	252,350
6,005	Skyworks Solutions, Inc.	402,455
442	Xilinx, Inc.	37,645
		8,254,681
	SOFTWARE - 2.1%
1	Broadridge Financial Solutions, Inc.	96
7,052	Dropbox, Inc. *	144,072
1,363	Electronic Arts, Inc. *	107,554
6,731	Fidelity National Information Services, Inc.	690,264
64,997	Oracle Corp.	2,934,615
4,826	salesforce.com, Inc. *	661,017
6,466	Synopsys, Inc. *	544,696
3,255	Veeva Systems, Inc. *	290,737
		5,373,051
	TELECOMMUNICATIONS - 5.3%
133,522	AT&T, Inc.	3,810,718
1,667	CenturyLink, Inc.	25,255

See accompanying notes to financial statements.

Global Atlantic BlackRock Disciplined Value Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Shares		Value
	TELECOMMUNICATIONS (Continued) - 5.3%
5,143	Ciena Corp. *	$174,399
84,579	Cisco Systems, Inc.	3,664,808
8,507	CommScope Holding Co, Inc. *	139,430
5,683	Juniper Networks, Inc.	152,930
4,746	Motorola Solutions, Inc.	545,980
9,290	Telephone & Data Systems, Inc.	302,297
85,440	Verizon Communications, Inc.	4,803,436
		13,619,253
	TRANSPORTATION - 0.7%
6,554	Landstar System, Inc.	627,021
6,957	Norfolk Southern Corp.	1,040,350
		1,667,371
	WATER - 0.6%
16,746	American Water Works Co., Inc.	1,520,034

	TOTAL COMMON STOCKS (Cost - $266,876,569)	250,731,515

	SHORT-TERM INVESTMENT - 1.5%
	MONEY MARKET FUND - 1.5%
3,888,739	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $3,888,739)	3,888,739

	TOTAL INVESTMENTS - 99.7% (Cost - $270,765,308)	$254,620,254
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	681,596
	TOTAL NET ASSETS - 100.0%	$255,301,850

*	Non-income producing security.

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2018.

LP - Limited Partnerships

PLC - Public Limited Company

FUTURES CONTRACTS
					Unrealized
Description	Counterparty	Contracts	Expiration Date	Notional Value	Depreciation
LONG
S&P 500 E-mini Future	Goldman Sachs	40	Mar-19	$5,010,400	$(106,752)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS					(106,752)

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS & NOTES - 98.1%
	AEROSPACE/DEFENSE - 1.3%
$60,000	BBA US Holdings, Inc. (a)	5.38	5/1/2026	$56,849
200,000	Bombardier, Inc. (a)	8.75	12/1/2021	206,000
40,000	Kratos Defense & Security Solutions, Inc. (a)	6.50	11/30/2025	40,700
250,000	TransDigm, Inc.	6.38	6/15/2026	232,500
200,000	TransDigm, Inc.	6.50	7/15/2024	194,500
200,000	TransDigm UK Holdings PLC (a)	6.88	5/15/2026	190,500
				921,049
	AGRICULTURE - 1.0%
400,000	Pyxus International, Inc.	9.88	7/15/2021	303,000
450,000	Vector Group, Ltd. (a)	6.13	2/1/2025	382,500
				685,500
	APPAREL - 0.1%
100,000	Levi Strauss & Co.	5.00	5/1/2025	97,750

	AUTO MANUFACTURERS - 0.9%
200,000	Allison Transmission, Inc. (a)	4.75	10/1/2027	178,000
250,000	BCD Acquisition, Inc. (a)	9.63	9/15/2023	256,875
150,000	Jaguar Land Rover Automotive PLC (a)	5.63	2/1/2023	139,125
50,000	JB Poindexter & Co., Inc. (a)	7.13	4/15/2026	46,750
				620,750
	AUTO PARTS & EQUIPMENT - 1.6%
100,000	American Axle & Manufacturing, Inc.	6.25	4/1/2025	91,000
100,000	Cooper-Standard Automotive, Inc. (a)	5.63	11/15/2026	88,000
400,000	Dana Financing Luxembourg Sarl (a)	5.75	4/15/2025	373,000
200,000	IHO Verwaltungs GmbH (a,b)	4.75	9/15/2026	173,500
50,000	Tenneco, Inc.	5.00	7/15/2026	38,462
400,000	Titan International, Inc.	6.50	11/30/2023	358,000
				1,121,962
	BANKS - 0.5%
100,000	CIT Group, Inc.	5.00	8/15/2022	98,625
120,000	Freedom Mortgage Corp. (a)	8.25	4/15/2025	102,600
150,000	Provident Funding Associates LP / PFG Finance Corp. (a)	6.38	6/15/2025	135,000
				336,225
	BUILDING MATERIALS - 0.6%
100,000	Griffon Corp.	5.25	3/1/2022	90,500
50,000	PGT Escrow Issuer, Inc. (a)	6.75	8/1/2026	49,250
105,000	NCI Building Systems, Inc.	8.00	4/15/2026	96,075
100,000	Standard Industries, Inc. (a)	5.38	11/15/2024	93,875
100,000	Summit Materials LLC / Summit Materials Finance Corp. (a)	5.13	6/1/2025	91,000
				420,700
	CHEMICALS - 3.0%
100,000	Cornerstone Chemical Co. (a)	6.75	8/15/2024	87,750
100,000	CVR Partners LP / CVR Nitrogen Finance Corp. (a)	9.25	6/15/2023	104,000
300,000	Hexion, Inc. (a)	10.38	2/1/2022	239,250
200,000	INEOS Group Holdings SA (a)	5.63	8/1/2024	177,200
25,000	Ingevity Corp. (a)	4.50	2/1/2026	22,625
350,000	NOVA Chemicals Corp. (a)	4.88	6/1/2024	315,875
240,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. (a)	5.75	4/30/2026	218,760
200,000	OCI NV (a)	6.63	4/15/2023	196,500
100,000	Rain CII Carbon LLC / CII Carbon Corp. (a)	7.25	4/1/2025	90,500
100,000	Rayonier AM Products, Inc. (a)	5.50	6/1/2024	88,250
400,000	TPC Group, Inc. (a)	8.75	12/15/2020	380,000
75,000	Tronox Finance PLC (a)	5.75	10/1/2025	60,750
100,000	Valvoline, Inc.	4.38	8/15/2025	92,000
				2,073,460
	COAL - 0.6%
100,000	Foresight Energy LLC / Foresight Energy Finance Corp. (a)	11.50	4/1/2023	85,000
200,000	Peabody Energy Corp. (a)	6.00	3/31/2022	194,000
125,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. (a)	7.50	6/15/2025	118,438
				397,438

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	COMMERCIAL SERVICES - 2.8%
$100,000	APX Group, Inc.	7.63	9/1/2023	$80,750
100,000	Brink’s Co. (The) (a)	4.63	10/15/2027	91,000
125,000	Graham Holdings Co. (a)	5.75	6/1/2026	125,313
50,000	Hertz Corp. (The)	6.25	10/15/2022	42,375
250,000	Hertz Corp. (The) (a)	7.63	6/1/2022	235,625
200,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC (a)	6.38	8/1/2023	191,400
162,000	Prime Security Services Borrower LLC / Prime Finance Inc. (a)	9.25	5/15/2023	167,063
45,000	Refinitiv US Holdings, Inc. (a)	6.25	5/15/2026	43,425
40,000	Refinitiv US Holdings, Inc. (a)	8.25	11/15/2026	36,550
100,000	RR Donnelley & Sons Co.	6.50	11/15/2023	98,000
100,000	Service Corp. International	4.63	12/15/2027	94,000
350,000	ServiceMaster Co LLC (The) (a)	5.13	11/15/2024	330,750
125,000	Sotheby’s (a)	4.88	12/15/2025	113,125
100,000	Team Health Holdings, Inc. (a)	6.38	2/1/2025	81,625
200,000	United Rentals North America, Inc.	4.88	1/15/2028	175,500
50,000	Verscend Escrow Corp. (a)	9.75	8/15/2026	47,000
				1,953,501
	COMPUTERS - 1.4%
35,000	Banff Merger Sub, Inc. (a)	9.75	9/1/2026	32,025
500,000	Dell International LLC / EMC Corp. (a)	7.13	6/15/2024	508,750
500,000	Exela Intermediate LLC / Exela Finance, Inc. (a)	10.00	7/15/2023	477,500
				1,018,275
	COSMETICS/PERSONAL CARE - 0.3%
200,000	Avon International Operations, Inc. (a)	7.88	8/15/2022	197,000

	DISTRIBUTION/WHOLESALE - 0.4%
100,000	Core & Main LP (a)	6.13	8/15/2025	88,000
50,000	HD Supply, Inc. (a)	5.38	10/15/2026	48,500
84,000	KAR Auction Services, Inc. (a)	5.13	6/1/2025	75,810
100,000	LKQ Corp.	4.75	5/15/2023	94,000
				306,310
	DIVERSIFIED FINANCIAL SERVICES - 3.8%
500,000	Ally Financial, Inc.	5.13	9/30/2024	496,250
200,000	Ally Financial, Inc.	5.75	11/20/2025	199,000
200,000	goeasy Ltd. (a)	7.88	11/1/2022	202,500
110,000	Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (a)	8.50	8/15/2021	108,888
200,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. (a)	7.25	8/15/2024	185,000
300,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (a)	5.25	10/1/2025	267,750
25,000	LPL Holdings, Inc. (a)	5.75	9/15/2025	23,438
40,000	Nationstar Mortgage Holdings, Inc. (a)	8.13	7/15/2023	39,000
300,000	Nationstar Mortgage LLC / Nationstar Capital Corp.	6.50	7/1/2021	292,500
100,000	Navient Corp.	5.50	1/25/2023	87,500
100,000	Navient Corp.	6.75	6/15/2026	83,000
230,000	NFP Corp. (a)	6.88	7/15/2025	205,850
100,000	Quicken Loans, Inc. (a)	5.75	5/1/2025	93,500
105,000	Springleaf Finance Corp.	6.88	3/15/2025	93,975
100,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. (a)	6.75	6/1/2025	92,500
185,000	Travelport Corporate Finance PLC (a)	6.00	3/15/2026	186,850
				2,657,501
	ELECTRIC - 1.9%
180,000	Calpine Corp. (a)	5.25	6/1/2026	164,250
100,000	Calpine Corp.	5.38	1/15/2023	93,750
200,000	Clearway Energy Operating LLC	5.00	9/15/2026	179,500
80,000	Clearway Energy Operating LLC (a)	5.75	10/15/2025	76,400
200,000	Drax Finco PLC (a)	6.63	11/1/2025	196,500
80,000	NRG Energy, Inc.	5.75	1/15/2028	76,800
350,000	NRG Energy, Inc.	6.63	1/15/2027	352,625
100,000	NRG Energy, Inc.	7.25	5/15/2026	103,750
100,000	Talen Energy Supply LLC	6.50	6/1/2025	71,000
				1,314,575

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
$80,000	Energizer Gamma Acquisition, Inc. (a)	6.38	7/15/2026	$73,400
400,000	Energizer Holdings, Inc. (a)	5.50	6/15/2025	361,000
200,000	WESCO Distribution, Inc.	5.38	6/15/2024	188,500
				622,900
	ELECTRONICS - 0.1%
45,000	Itron, Inc. (a)	5.00	1/15/2026	41,175

	ENGINEEERING & CONSTRUCTION - 0.9%
229,000	AECOM	5.88	10/15/2024	225,565
300,000	Brand Industrial Services, Inc. (a)	8.50	7/15/2025	255,750
45,000	Frontdoor, Inc. (a)	6.75	8/15/2026	42,750
90,000	New Enterprise Stone & Lime Co., Inc. (a)	6.25	3/15/2026	81,900
35,000	TopBuild Corp. (a)	5.63	5/1/2026	32,025
				637,990
	ENTERTAINMENT - 2.0%
25,000	Boyne USA, Inc. (a)	7.25	5/1/2025	25,812
400,000	Churchill Downs, Inc. (a)	4.75	1/15/2028	361,880
25,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma (a)	10.50	2/15/2023	24,625
100,000	Eldorado Resorts, Inc.	6.00	4/1/2025	96,464
25,000	Eldorado Resorts, Inc. (a)	6.00	9/15/2026	23,625
200,000	Cirsa Finance International SARL	7.88	12/20/2023	197,560
200,000	Live Nation Entertainment, Inc. (a)	4.88	11/1/2024	190,000
200,000	Merlin Entertainments PLC (a)	5.75	6/15/2026	197,500
100,000	Mohegan Gaming & Entertainment (a)	7.88	10/15/2024	93,375
100,000	Six Flags Entertainment Corp. (a)	4.88	7/31/2024	94,250
45,000	Stars Group Holdings BV / Stars Group US Co-Borrower LLC (a)	7.00	7/15/2026	43,763
40,000	WMG Acquisition Corp. (a)	5.50	4/15/2026	38,200
				1,387,054
	ENVIRONMENTAL CONTROL - 0.8%
200,000	Advanced Disposal Services, Inc. (a)	5.63	11/15/2024	195,500
205,000	GFL Environmental, Inc. (a)	5.38	3/1/2023	179,375
110,000	Tervita Escrow Corp. (a)	7.63	12/1/2021	104,775
65,000	Waste Pro USA, Inc. (a)	5.50	2/15/2026	59,800
				539,450
	FOOD - 1.3%
200,000	Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC	6.63	6/15/2024	185,500
100,000	Lamb Weston Holdings,Inc. (a)	4.88	11/1/2026	96,000
150,000	Pilgrim’s Pride Corp. (a)	5.75	3/15/2025	140,625
200,000	Post Holdings, Inc. (a)	5.50	3/1/2025	191,962
200,000	Post Holdings, Inc. (a)	5.75	3/1/2027	187,500
200,000	Simmons Foods, Inc. (a)	5.75	11/1/2024	142,000
				943,587
	FOREST PRODUCTS & PAPER - 0.3%
25,000	Cascades, Inc. (a)	5.50	7/15/2022	24,375
200,000	Clearwater Paper Corp. (a)	5.38	2/1/2025	180,500
				204,875
	GAS - 1.4%
200,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.63	5/20/2024	189,000
400,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.50	5/20/2025	366,000
400,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.75	5/20/2027	354,000
50,000	Superior Plus LP / Superior General Partner, Inc. (a)	7.00	7/15/2026	48,250
				957,250
	HEALTHCARE PRODUCTS - 2.7%
100,000	Avantor, Inc. (a)	6.00	10/1/2024	98,250
200,000	Hill-Rom Holdings, Inc. (a)	5.75	9/1/2023	200,000
300,000	Hologic, Inc. (a)	4.38	10/15/2025	279,000
200,000	Kinetic Concepts, Inc. / KCI USA, Inc. (a)	7.88	2/15/2021	202,500
300,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a)	5.75	8/1/2022	258,000
350,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a)	5.63	10/15/2023	266,000

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	HEALTHCARE PRODUCTS - 2.7% (Continued)
$200,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA (a)	6.63	5/15/2022	$180,000
450,000	Teleflex, Inc.	4.63	11/15/2027	417,375
				1,901,125
	HEALTHCARE SERVICES - 5.3%
100,000	Centene Corp.	4.75	1/15/2025	95,500
120,000	Centene Corp. (a)	5.38	6/1/2026	116,700
200,000	CHS/Community Health Systems, Inc.	6.25	3/31/2023	181,760
500,000	Encompass Health Corp.	5.75	11/1/2024	495,000
120,000	Envision Healthcare Corp. (a)	8.75	10/15/2026	103,800
400,000	HCA, Inc.	5.25	6/15/2026	397,000
600,000	HCA, Inc.	5.38	2/1/2025	585,000
105,000	HCA, Inc.	5.38	9/1/2026	102,112
115,000	HCA, Inc.	5.63	9/1/2028	110,975
650,000	HCA, Inc.	5.88	2/15/2026	646,750
175,000	Molina Healthcare, Inc.	5.38	11/15/2022	168,875
100,000	MPH Acquisition Holdings LLC (a)	7.13	6/1/2024	93,250
100,000	RegionalCare Hospital Partners Holdings, Inc. (a)	8.25	5/1/2023	101,000
100,000	Tenet Healthcare Corp.	4.63	7/15/2024	93,000
100,000	Tenet Healthcare Corp.	5.13	5/1/2025	93,250
100,000	WellCare Health Plans, Inc.	5.25	4/1/2025	96,250
170,000	WellCare Health Plans, Inc. (a)	5.38	8/15/2026	164,050
100,000	West Street Merger Sub, Inc. (a)	6.38	9/1/2025	88,500
				3,732,772
	HOME BUILDERS - 2.5%
250,000	Beazer Homes USA, Inc.	5.88	10/15/2027	197,500
200,000	Century Communities, Inc.	5.88	7/15/2025	176,000
100,000	K Hovnanian Enterprises, Inc. (a)	10.00	7/15/2022	87,500
100,000	Lennar Corp.	4.75	11/29/2027	90,250
100,000	Mattamy Group Corp. (a)	6.88	12/15/2023	93,375
400,000	PulteGroup, Inc.	5.00	1/15/2027	362,000
200,000	PulteGroup, Inc.	5.50	3/1/2026	192,500
300,000	Toll Brothers Finance Corp.	4.88	3/15/2027	271,500
200,000	TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.	5.88	6/15/2024	178,500
90,000	William Lyon Homes, Inc.	6.00	9/1/2023	81,000
30,000	Williams Scotsman International, Inc. (a)	6.88	8/15/2023	28,800
				1,758,925
	HOUSEWARES - 0.1%
100,000	Scotts Miracle-Gro Co.	6.00	10/15/2023	99,500

	INSURANCE - 0.5%
100,000	AssuredPartners, Inc. (a)	7.00	8/15/2025	90,220
100,000	CNO Financial Group, Inc.	5.25	5/30/2025	95,250
120,000	Fidelity & Guaranty Life Holdings, Inc. (a)	5.50	5/1/2025	114,635
100,000	Radian Group, Inc.	4.50	10/1/2024	90,625
				390,730
	INTERNET - 3.7%
305,000	Cogent Communications Group, Inc. (a)	5.38	3/1/2022	302,713
150,000	Match Group, Inc. (a)	5.00	12/15/2027	137,625
400,000	Netflix, Inc.	4.38	11/15/2026	363,000
200,000	Netflix, Inc. (a)	5.88	11/15/2028	194,340
600,000	VeriSign, Inc.	4.75	7/15/2027	562,680
200,000	VeriSign, Inc.	5.25	4/1/2025	198,000
400,000	Zayo Group LLC / Zayo Capital Inc. (a)	5.75	1/15/2027	357,000
500,000	Zayo Group LLC / Zayo Capital Inc.	6.00	4/1/2023	473,805
				2,589,163
	IRON/STEEL - 3.4%
200,000	AK Steel Corp.	6.38	10/15/2025	154,000
200,000	AK Steel Corp.	7.50	7/15/2023	198,500
100,000	Allegheny Technologies, Inc.	5.95	1/15/2021	98,000
400,000	Allegheny Technologies, Inc.	7.88	8/15/2023	408,000
400,000	Big River Steel LLC / BRS Finance Corp. (a)	7.25	9/1/2025	397,000

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	IRON/STEEL - 3.4% (Continued)
$470,000	Cleveland-Cliffs, Inc.	5.75	3/1/2025	$423,000
200,000	Commercial Metals Co.	5.38	7/15/2027	179,000
75,000	Commercial Metals Co. (a)	5.75	4/15/2026	69,563
500,000	United States Steel Corp.	6.88	8/15/2025	457,500
				2,384,563
	LEISURE TIME - 0.4%
200,000	Carlson Travel, Inc. (a)	6.75	12/15/2023	192,750
25,000	Silversea Cruise Finance Ltd. (a)	7.25	2/1/2025	26,430
100,000	Viking Cruises Ltd. (a)	5.88	9/15/2027	93,250
				312,430
	LODGING - 1.4%
75,000	Boyd Gaming Corp.	6.00	8/15/2026	70,125
100,000	Hilton Domestic Operating Co., Inc.	4.25	9/1/2024	94,500
45,000	Hilton Domestic Operating Co., Inc. (a)	5.13	5/1/2026	43,200
400,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.88	4/1/2027	375,000
100,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. (a)	6.75	11/15/2021	101,000
50,000	Station Casinos LLC (a)	5.00	10/1/2025	45,250
100,000	Wyndham Hotels & Resorts, Inc. (a)	5.38	4/15/2026	96,000
200,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (a)	5.50	3/1/2025	186,500
				1,011,575
	MACHINERY - DIVERSIFIED - 0.3%
140,000	Cleaver-Brooks, Inc. (a)	7.88	3/1/2023	135,100
35,000	Mueller Water Products, Inc. (a)	5.50	6/15/2026	33,950
35,000	RBS Global Inc / Rexnord LLC (a)	4.88	12/15/2025	31,763
50,000	Stevens Holding Co., Inc. (a)	6.13	10/1/2026	49,250
				250,063
	MEDIA - 8.7%
200,000	Altice Financing SA (a)	6.63	2/15/2023	192,000
200,000	Altice Financing SA (a)	7.50	5/15/2026	182,500
300,000	Altice Financing SA (France) (a)	7.38	5/1/2026	275,250
200,000	Altice Luxembourg SA (a)	7.75	5/15/2022	182,000
200,000	Cablevision Systems Corp.	5.88	9/15/2022	196,500
200,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.50	5/1/2026	192,250
200,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.13	5/1/2027	186,280
100,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a)	5.00	2/1/2028	92,000
150,000	Cengage Learning, Inc. (a)	9.50	6/15/2024	102,000
200,000	CSC Holdings LLC (a)	5.13	12/15/2021	196,000
500,000	CSC Holdings LLC	5.25	6/1/2024	458,125
200,000	CSC Holdings LLC (a)	5.38	2/1/2028	183,936
200,000	CSC Holdings LLC (a)	5.50	5/15/2026	188,500
100,000	DISH DBS Corp.	5.88	7/15/2022	92,000
500,000	DISH DBS Corp.	5.88	11/15/2024	402,500
200,000	DISH DBS Corp.	6.75	6/1/2021	197,940
300,000	DISH DBS Corp.	7.75	7/1/2026	248,250
315,000	Gray Escrow, Inc. (a)	7.00	5/15/2027	306,549
171,000	Gray Television Inc. (a)	5.88	7/15/2026	159,423
100,000	Midcontinent Communications / Midcontinent Finance Corp. (a)	6.88	8/15/2023	102,500
100,000	Radiate Holdco LLC / Radiate Finance Inc. (a)	6.63	2/15/2025	86,500
70,000	Radiate Holdco LLC / Radiate Finance Inc. (a)	6.88	2/15/2023	63,525
200,000	Sirius XM Radio, Inc. (a)	3.88	8/1/2022	190,000
700,000	Sirius XM Radio, Inc. (a)	5.00	8/1/2027	639,625
200,000	Univision Communications. Inc. (a)	5.13	2/15/2025	175,500
200,000	Univision Communications. Inc. (a)	5.13	5/15/2023	179,500
400,000	UPC Holding BV (a)	5.50	1/15/2028	359,000
200,000	Virgin Media Finance PLC (a)	6.00	10/15/2024	192,100
150,000	Ziggo BV (a)	5.50	1/15/2027	134,250
				6,156,503

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	METAL FABRICATE/HARDWARE - 0.4%
$100,000	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. (a)	7.38	12/15/2023	$96,750
100,000	Novelis Corp. (a)	5.88	9/30/2026	88,500
100,000	Novelis Corp. (a)	6.25	8/15/2024	94,000
				279,250
	MINING - 1.4%
500,000	Freeport-McMoRan, Inc.	3.55	3/1/2022	473,125
200,000	Freeport-McMoRan, Inc.	6.88	2/15/2023	206,250
87,000	Hi-Crush Partners LP (a)	9.50	8/1/2026	63,945
250,000	Northwest Acquisitions ULC / Dominion Finco, Inc. (a)	7.13	11/1/2022	246,950
				990,270
	MISCELLANEOUS MANUFACTURING - 0.1%
50,000	LSB Industries, Inc. (a)	9.63	5/1/2023	50,750

	OFFICE/BUSINESS EQUIPMENT - 0.5%
200,000	CDW LLC / CDW Finance Corp.	5.00	9/1/2025	191,500
200,000	CDW LLC / CDW Finance Corp.	5.50	12/1/2024	197,500
				389,000
	OIL & GAS - 8.4%
95,000	Berry Petroleum Co. LLC (a)	7.00	2/15/2026	85,500
750,000	California Resources Corp. (a)	8.00	12/15/2022	508,125
80,000	Chaparral Energy, Inc. (a)	8.75	7/15/2023	57,200
110,000	Chesapeake Energy Corp.	7.00	10/1/2024	95,150
120,000	Chesapeake Energy Corp.	7.50	10/1/2026	102,600
125,000	Comstock Escrow Corp. (a)	9.75	8/15/2026	105,625
55,000	Covey Park Energy LLC / Covey Park Finance Corp. (a)	7.50	5/15/2025	47,300
500,000	CVR Refining LLC / Coffeyville Finance, Inc.	6.50	11/1/2022	492,500
30,000	Denbury Resources, Inc. (a)	7.50	2/15/2024	24,150
500,000	Denbury Resources, Inc. (a)	9.00	5/15/2021	465,000
265,000	Ensco PLC	7.75	2/1/2026	196,100
300,000	EP Energy LLC / Everest Acquisition Finance, Inc. (a)	8.00	11/29/2024	223,500
225,000	EP Energy LLC / Everest Acquisition Finance, Inc. (a)	7.75	5/15/2026	199,125
65,000	Extraction Oil & Gas,Inc. (a)	5.63	2/1/2026	47,450
200,000	Gulfport Energy Corp.	6.38	1/15/2026	173,000
70,000	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp. (a)	5.63	2/15/2026	67,725
80,000	Hilcorp Energy I LP / Hilcorp Finance Co. (a)	6.25	11/1/2028	70,400
105,000	Indigo Natural Resources LLC (a)	6.88	2/15/2026	90,300
35,000	Jagged Peak Energy LLC (a)	5.88	5/1/2026	32,550
30,000	Jones Energy Holdings LLC / Jones Energy Finance Corp. (a)	9.25	3/15/2023	26,100
55,000	Matador Resources Co.	5.88	9/15/2026	50,600
100,000	Moss Creek Resources Holdings, Inc. (a)	7.50	1/15/2026	86,500
200,000	Murphy Oil Corp.	5.75	8/15/2025	186,818
100,000	Newfield Exploration Co.	5.38	1/1/2026	98,000
80,000	Noble Holding International Ltd. (a)	7.88	2/1/2026	68,200
80,000	Northern Oil and Gas, Inc. (b)	9.50	5/15/2023	77,000
85,000	Oasis Petroleum, Inc. (a)	6.25	5/1/2026	71,400
70,000	Parkland Fuel Corp. (a)	6.00	4/1/2026	65,625
500,000	PBF Holding Co. LLC / PBF Finance Corp.	7.25	6/15/2025	470,000
30,000	PDC Energy, Inc.	5.75	5/15/2026	26,700
250,000	Precision Drilling Corp. (a)	7.13	1/15/2026	215,000
100,000	Precision Drilling Corp.	7.75	12/15/2023	92,125
125,000	QEP Resources, Inc.	5.63	3/1/2026	103,750
100,000	Rowan Cos, Inc.	7.38	6/15/2025	80,250
105,000	Shelf Drilling Holdings Ltd. (a)	8.25	2/15/2025	89,775
25,000	SM Energy Co.	6.63	1/15/2027	22,125
300,000	Southwestern Energy Co.	6.20	1/23/2025	268,125
200,000	Sunoco LP / Sunoco Finance Corp.	5.50	2/15/2026	189,500
35,000	TransoceanGuardian Ltd. (a)	5.88	1/15/2024	33,512
25,000	Transocean Pontus Ltd. (a)	6.13	8/1/2025	24,125
200,000	Vine Oil & Gas LP / Vine Oil & Gas Finance Corp. (a)	9.75	4/15/2023	160,000
130,000	W&T Offshore, Inc. (a)	9.75	11/1/2023	113,750
70,000	Whiting Petroleum Corp.	6.63	1/15/2026	60,025

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	OIL & GAS - 8.4% (Continued)
$55,000	WildHorse Resource Development Corp.	6.88	2/1/2025	$51,975
100,000	WPX Energy, Inc.	8.25	8/1/2023	104,500
				5,918,780
	OIL & GAS SERVICES - 1.1%
65,000	Apergy Corp.	6.38	5/1/2026	63,050
45,000	Bristow Group, Inc. (a)	8.75	3/1/2023	32,175
125,000	CSI Compressco LP / CSI Compressco Finance, Inc. (a)	7.50	4/1/2025	116,250
397,000	McDermott Technology Americas, Inc. / McDermott Technology US, Inc. (a)	10.63	5/1/2024	334,969
35,000	Nine Energy Service, Inc. (a)	8.75	11/1/2023	33,250
85,000	USA Compression Partners LP / USA Compression Finance Corp. (a)	6.88	4/1/2026	81,600
200,000	Weatherford International Ltd.	9.88	2/15/2024	122,000
				783,294
	PACKAGING & CONTAINERS - 3.2%
500,000	ARD Finance SA (b)	7.13	9/15/2023	448,750
500,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (a)	7.25	5/15/2024	498,750
100,000	BWAY Holding Co. (a)	5.50	4/15/2024	94,000
100,000	BWAY Holding Co. (a)	7.25	4/15/2025	89,750
200,000	Crown Americas LLC / Crown Americas Capital Corp. V	4.25	9/30/2026	179,500
100,000	Plastipak Holdings, Inc. (a)	6.25	10/15/2025	88,500
500,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (a)	5.13	7/15/2023	476,250
400,000	Silgan Holdings, Inc.	4.75	3/15/2025	373,000
				2,248,500
	PHARMARCEUTICALS - 3.0%
60,000	Bausch Health Cos, Inc. (a)	5.50	11/1/2025	55,950
300,000	Bausch Health Cos, Inc. (a)	5.88	5/15/2023	277,500
600,000	Bausch Health Cos, Inc. (a)	6.13	4/15/2025	523,500
250,000	Bausch Health Cos, Inc. (a)	7.00	3/15/2024	252,500
355,000	Bausch Health Cos, Inc. (a)	9.00	12/15/2025	333,970
300,000	Endo Finance LLC (a)	5.75	1/15/2022	249,750
500,000	Endo Doc/Endo Finance LLC/Endo Finco, Inc.	6.00	7/15/2023	381,250
60,000	Valeant Pharmaceuticals International	8.50	1/31/2027	58,200
				2,132,620
	PIPELINES - 2.1%
220,000	American Midstream Partners LP / American Midstream Finance Corp. (a)	9.50	12/15/2021	206,800
300,000	Cheniere Corpus Christi Holdings LLC	5.13	6/30/2027	283,215
100,000	Cheniere Corpus Christi Holdings LLC	5.88	3/31/2025	99,500
100,000	Cheniere Energy Partners LP	5.25	10/1/2025	93,250
105,000	Cheniere Energy Partners LP (a)	5.63	10/1/2026	98,175
100,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	5.75	4/1/2025	92,750
80,000	DCP Midstream Operating LP	5.38	7/15/2025	78,200
100,000	Genesis Energy LP / Genesis Energy Finance Corp.	6.50	10/1/2025	88,000
200,000	Holly Energy Partners LP / Holly Energy Finance Corp. (a)	6.00	8/1/2024	196,000
200,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.00	1/15/2028	181,000
70,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. (a)	5.88	4/15/2026	68,075
				1,484,965
	PRIVATE EQUITY - 0.8%
200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.25	2/1/2022	197,500
400,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.38	12/15/2025	385,000
				582,500
	REAL ESTATE - 0.3%
175,000	Hunt Cos, Inc. (a)	6.25	2/15/2026	149,520
100,000	Kennedy-Wilson, Inc.	5.88	4/1/2024	93,500
				243,020
	REAL ESTATE INVESTMENT TRUSTS - 2.4%
300,000	CoreCivic, Inc.	4.75	10/15/2027	248,250
600,000	Iron Mountain, Inc. (a)	4.88	9/15/2027	523,500
400,000	MPT Operating Partnership LP / MPT Finance Corp.	5.00	10/15/2027	365,750
100,000	SBA Communications Corp.	4.00	10/1/2022	95,250
100,000	SBA Communications Corp.	4.88	9/1/2024	94,000

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	REAL ESTATE INVESTMENT TRUSTS - 2.4% (Continued)
$145,000	Starwood Property Trust, Inc.	4.75	3/15/2025	$130,500
250,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC (a)	6.00	4/15/2023	226,250
				1,683,500
	RETAIL - 3.8%
400,000	New Red Finance, Inc. (a)	4.63	1/15/2022	387,000
500,000	New Red Finance, Inc. (a)	5.00	10/15/2025	460,000
400,000	Golden Nugget, Inc. (a)	8.75	10/1/2025	384,000
140,000	IRB Holding Corp. (a)	6.75	2/15/2026	122,500
100,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a)	5.25	6/1/2026	96,750
200,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a)	4.75	6/1/2027	186,000
200,000	L Brands, Inc.	6.88	11/1/2035	167,040
100,000	PetSmart, Inc. (a)	5.88	6/1/2025	72,250
100,000	QVC, Inc.	4.45	2/15/2025	92,156
300,000	QVC, Inc.	5.13	7/2/2022	303,169
200,000	Sally Holdings LLC / Sally Capital, Inc.	5.63	12/1/2025	184,000
200,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.50	6/1/2024	186,000
				2,640,865
	SEMICONDUCTORS - 0.5%
200,000	Entegris, Inc. (a)	4.63	2/10/2026	184,000
160,000	Qorvo, Inc. (a)	5.50	7/15/2026	152,800
				336,800
	SOFTWARE - 2.7%
25,000	ACI Worldwide, Inc. (a)	5.75	8/15/2026	24,562
100,000	Camelot Finance SA (a)	7.88	10/15/2024	96,500
50,000	CDK Global, Inc.	5.88	6/15/2026	50,202
60,000	Fair Isaac Corp. (a)	5.25	5/15/2026	58,050
200,000	First Data Corp. (a)	5.00	1/15/2024	192,500
200,000	First Data Corp. (a)	5.38	8/15/2023	196,500
200,000	First Data Corp. (a)	5.75	1/15/2024	195,000
200,000	IQVIA, Inc. (a)	5.00	10/15/2026	191,000
145,000	MSCI, Inc. (a)	5.38	5/15/2027	141,919
100,000	PTC, Inc.	6.00	5/15/2024	100,500
200,000	Rackspace Hosting, Inc. (a)	8.63	11/15/2024	156,000
150,000	Riverbed Technology, Inc. (a)	8.88	3/1/2023	110,437
350,000	Solera LLC / Solera Finance, Inc. (a)	10.50	3/1/2024	372,750
				1,885,920
	STORAGE/WAREHOUSING - 0.3%
200,000	Algeco Global Finance PLC (a)	8.00	2/15/2023	186,500

	TELECOMMUNICATIONS - 7.8%
200,000	C&W Senior Financing Plc. (a)	7.50	10/15/2026	192,250
300,000	CenturyLink, Inc.	5.63	4/1/2025	264,000
500,000	CenturyLink, Inc.	5.80	3/15/2022	481,250
100,000	CenturyLink, Inc.	7.50	4/1/2024	96,500
200,000	CenturyLink, Inc.	7.60	9/15/2039	158,000
100,000	CommScope, Inc. (a)	5.50	6/15/2024	91,500
200,000	DKT Finance ApS (a)	9.38	6/17/2023	204,500
300,000	Frontier Communications Corp.	11.00	9/15/2025	186,735
200,000	Frontier Communications Corp.	6.88	1/15/2025	101,500
195,000	Frontier Communications Corp. (a)	8.50	4/1/2026	170,625
400,000	Hughes Satellite Systems Corp.	5.25	8/1/2026	366,500
150,000	Hughes Satellite Systems Corp.	6.63	8/1/2026	137,437
40,000	Intelsat Connect Finance SA (a)	9.50	2/15/2023	34,400
200,000	Intelsat Jackson Holdings SA	5.50	8/1/2023	174,000
200,000	Intelsat Jackson Holdings SA (a)	8.00	2/15/2024	206,000
170,000	Intelsat Jackson Holdings SA (a)	8.50	10/15/2024	164,900
200,000	Nokia OYJ	4.38	6/12/2027	186,000
100,000	Sprint Capital Corp.	6.88	11/15/2028	94,500
300,000	Sprint Communications, Inc.	6.00	11/15/2022	294,399
300,000	Sprint Corp.	7.13	6/15/2024	297,102
200,000	Sprint Corp.	7.25	9/15/2021	204,700

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal Amount		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS - 7.8% (Continued)
$200,000	Sprint Corp.	7.63	2/15/2025	$200,000
50,000	Sprint Corp.	7.63	3/1/2026	49,375
400,000	Sprint Corp.	7.88	9/15/2023	410,500
100,000	Telesat Canada / Telesat LLC (a)	8.88	11/15/2024	104,000
40,000	T-Mobile USA, Inc.	4.50	2/1/2026	36,700
150,000	T-Mobile USA, Inc.	4.75	2/1/2028	135,750
200,000	T-Mobile USA, Inc.	6.38	3/1/2025	202,000
200,000	T-Mobile USA, Inc.	6.50	1/15/2026	204,000
				5,449,123
	TEXTILES - 0.2%
155,000	Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (a)	7.50	5/1/2025	145,002

	TRANSPORTATION - 0.7%
100,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. (a)	8.50	7/15/2023	97,000
368,000	XPO Logistics, Inc. (a)	6.50	6/15/2022	364,780
				461,780
	TRUCKING & LEASING - 1.5%
50,000	Avolon Holdings Funding Ltd. (a)	5.13	10/1/2023	47,750
145,000	Fortress Transportation & Infrastructure Investors LLC (a)	6.75	3/15/2022	145,363
85,000	Fortress Transportation & Infrastructure Investors LLC (a)	6.50	10/1/2025	79,475
400,000	Park Aerospace Holdings Ltd. (a)	5.25	8/15/2022	387,000
400,000	Park Aerospace Holdings Ltd. (a)	5.50	2/15/2024	386,000
				1,045,588
	TOTAL CORPORATE BONDS & NOTES (Cost - $75,336,548)			68,981,653

Shares
	SHORT-TERM INVESTMENT - 0.3%
	MONEY MARKET FUND - 0.3%
232,331	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (c) (Cost - $232,331)			232,331

	TOTAL INVESTMENTS - 98.4% (Cost - $75,568,879)			$69,213,984
	OTHER ASSETS LESS LIABILITIES - NET - 1.6%			1,111,949
	TOTAL NET ASSETS - 100.0%			$70,325,933

^	- Represents less than 0.05%

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2018, these securities amounted to $39,012,916 or 55.5% of net assets.

(b)	PIK - Pay-in-kind security.

(c)	Money market rate shown represents the rate at December 31, 2018.

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

See accompanying notes to financial statements.

Global Atlantic BlackRock High Yield Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

FUTURES CONTRACTS
					Unrealized
	Number of				Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	Depreciation
SHORT
U.S. 10 Year Ultra Bond Future	6	March 2019	Goldman Sachs	$780,469	$(25,219)
U.S. 10 Year Note Future	21	March 2019	Goldman Sachs	2,562,328	(60,737)
					(85,956)
LONG
U.S. Long Bond Future	5	March 2019	Goldman Sachs	730,000	33,672
U.S. Ultra Bond Future	1	March 2019	Goldman Sachs	160,656	8,316
U.S. 5 Year Ultra Note Future	9	March 2019	Goldman Sachs	1,032,188	17,334
U.S. 2 Year Note Future	16	March 2019	Goldman Sachs	3,397,000	23,250
					82,572
TOTAL NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS					$(3,384)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS

December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 8.2%
$500,000	ACIS CLO 2014-4 Ltd. 3 Month US LIBOR + 1.42 (a,b)	3.96	5/1/2026	$499,250
1,500,000	Assurant CLO 2018-1 Ltd. 3 Month US LIBOR + 1.04 (a,b)	3.51	4/20/2031	1,483,711
400,000	Catamaran CLO 2013-1 AR 3 Month US LIBOR + 0.85 (a,b)	3.36	1/27/2028	393,632
350,000	CBAM 2018-5 Ltd. 3 Month US LIBOR + 1.02 (a,b)	3.47	4/17/2031	345,824
116,652	Harben Finance 2017-1 PLC 3 Month BP LIBOR + 0.80 (b)	1.69	8/20/2056	149,323
890,908	Kentucky Higher Education Student Loan 2013-2 Corp. 1 Month US LIBOR + 0.60 (b)	2.95	9/1/2028	887,812
310,605	London Wall Mortgage Capital 2017-FL1 PLC 3 Month BP LIBOR + 0.85 (b)	1.74	11/15/2049	394,520
250,000	Madison Park Funding 2018-30 Ltd. 3 Month US LIBOR + 0.75 (a,b)	3.19	4/15/2029	243,813
550,000	OCP CLO 2015-10 Ltd. 3 Month US LIBOR + 0.82 (a,b)	3.33	10/26/2027	544,411
382,260	Pennsylvania Higher Education 2012-1 PLC 1 Month US LIBOR + 0.55 (a,b)	3.06	5/25/2057	381,740
549,542	Ripon Mortgages 1X PLC 3 Month BP LIBOR + 0.80 (b)	1.69	8/20/2056	699,730
44,224	Scholar Funding 2010-A Trust 3 Month US LIBOR + 0.75 (a,b)	3.26	10/28/2041	43,659
1,550,000	TICP CLO 2018-10 Ltd. 3 Month US LIBOR + 1.00 (a,b)	3.47	4/20/2031	1,506,586
	TOTAL ASSET BACKED SECURITIES (Cost - $7,742,287)			7,574,011

	CORPORATE BONDS & NOTES - 39.6%
	AEROSPACE/DEFENSE - 1.6%
150,000	Boeing Co. (The)	2.60	10/30/2025	142,314
100,000	Boeing Co. (The)	3.45	11/1/2028	98,905
150,000	General Dynamics Corp.	2.88	5/11/2020	150,103
125,000	General Dynamics Corp. 3 Month US LIBOR + 0.29 (b)	2.91	5/11/2020	124,834
300,000	Lockheed Martin Corp.	3.55	1/15/2026	297,687
125,000	Northrop Grumman Corp.	2.93	1/15/2025	118,611
300,000	Northrop Grumman Corp.	3.25	1/15/2028	279,900
50,000	Northrop Grumman Corp.	4.75	6/1/2043	50,547
50,000	United Technologies Corp. 3 Month US LIBOR + 0.65 (b)	3.28	8/16/2021	49,812
50,000	United Technologies Corp.	3.35	8/16/2021	49,865
150,000	United Technologies Corp.	3.95	8/16/2025	148,838
				1,511,416
	AGRICULTURE - 0.4%
200,000	Reynolds American, Inc.	3.25	6/12/2020	198,772
175,000	Reynolds American, Inc.	4.45	6/12/2025	168,741
				367,513
	AUTO MANUFACTURERS - 0.3%
200,000	Ford Motor Credit Co. LLC	5.88	8/2/2021	205,114
75,000	General Motors Financial Co., Inc.	2.40	5/9/2019	74,718
				279,832
	BANKS - 12.1%
200,000	Banco Santander SA	4.25	4/11/2027	186,860
200,000	Banco Santander SA	4.38	4/12/2028	186,745
175,000	Bank of America Corp.	3.25	10/21/2027	161,988
133,000	Bank of America Corp. 3 Month US LIBOR + 1.04 (b)	3.42	12/20/2028	124,242
225,000	Bank of America Corp. 3 Month US LIBOR + 0.94 (b)	3.86	7/23/2024	224,464
149,000	Bank of America Corp.	4.00	4/1/2024	149,826
25,000	Bank of America Corp.	4.18	11/25/2027	24,029
125,000	Bank of America Corp. 3 Month US LIBOR + 1.31 (b)	4.27	7/23/2029	124,413
100,000	Bank of America Corp.	6.11	1/29/2037	109,904
175,000	Bank of New York Mellon Corp. (The)	3.30	8/23/2029	163,709
225,000	Barclays PLC 3 Month US LIBOR + 1.40 (b)	4.61	2/15/2023	223,101
300,000	BNP Paribas SA (a)	3.50	3/1/2023	290,854
255,000	BPCE SA	2.65	2/3/2021	249,994
250,000	BPCE SA (a)	4.00	9/12/2023	245,606
250,000	Citibank NA	3.05	5/1/2020	249,683
200,000	Citigroup, Inc.	2.70	10/27/2022	192,790

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 12.1% (Continued)
$200,000	Citigroup, Inc.	3.40	5/1/2026	$188,124
100,000	Citigroup, Inc.	4.13	7/25/2028	93,845
75,000	Citigroup, Inc.	4.60	3/9/2026	74,021
250,000	Cooperatieve Rabobank UA/NY 3 Month US LIBOR + 0.43 (b)	2.94	4/26/2021	248,748
250,000	Credit Suisse Group Funding Guernsey Ltd.	2.75	3/26/2020	247,303
255,000	Credit Suisse Group Funding Guernsey Ltd.	4.55	4/17/2026	252,472
325,000	Deutsche Bank AG	2.70	7/13/2020	316,107
250,000	HSBC Bank USA NA	4.88	8/24/2020	256,145
150,000	Huntington Bancshares, Inc.	4.00	5/15/2025	150,784
200,000	JPMorgan Chase & Co.	2.95	10/1/2026	184,706
275,000	JPMorgan Chase & Co.	3.25	9/23/2022	272,816
225,000	JPMorgan Chase & Co.	3.30	4/1/2026	214,275
325,000	JPMorgan Chase & Co. 3 Month US LIBOR + 0.95 (b)	3.51	1/23/2029	307,744
450,000	JPMorgan Chase & Co. 3 Month US LIBOR + 1.00 (b)	4.02	12/5/2024	453,581
1,400,000	KFW	1.25	9/30/2019	1,385,767
275,000	Lloyds Bank PLC 3 Month US LIBOR + 0.49 (b)	3.08	5/7/2021	272,228
400,000	Mizuho Financial Group, Inc.	2.60	9/11/2022	386,889
400,000	Morgan Stanley	3.63	1/20/2027	380,159
400,000	Morgan Stanley	3.70	10/23/2024	393,356
125,000	Morgan Stanley 3 Month US LIBOR + 0.85 (b)	3.74	4/24/2024	123,936
250,000	PNC Bank NA	4.05	7/26/2028	251,134
150,000	Royal Bank of Canada 3 Month US LIBOR + 0.39 (b)	2.91	4/30/2021	148,742
150,000	Royal Bank of Canada	3.20	4/30/2021	149,985
300,000	Royal Bank of Scotland Group PLC 3 Month US LIBOR + 1.55 (b)	4.52	6/25/2024	294,369
375,000	Standard Chartered PLC 3 Month US LIBOR + 1.15 (a,b)	4.25	1/20/2023	371,234
250,000	Sumitomo Mitsui Banking Corp.	2.45	1/16/2020	248,010
200,000	UBS AG (a)	2.20	6/8/2020	196,750
325,000	Wells Fargo & Co.	3.00	10/23/2026	300,860
125,000	Wells Fargo & Co.	3.55	9/29/2025	121,109
				11,193,407
	BEVERAGES - 1.3%
200,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwid, Inc. (a)	4.70	2/1/2036	185,480
175,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwid, Inc. (a)	4.90	2/1/2046	162,292
175,000	Anheuser-Busch InBev Finance, Inc.	3.30	2/1/2023	170,161
100,000	Anheuser-Busch InBev Worldwide, Inc.	4.00	4/13/2028	95,653
175,000	Constellation Brands, Inc. 3 Month US LIBOR + 0.70 (b)	3.21	11/15/2021	172,904
75,000	Constellation Brands, Inc.	4.40	11/15/2025	75,148
125,000	Keurig Dr. Pepper, Inc. (a)	4.06	5/25/2023	124,567
200,000	Molson Coors Brewing Co.	3.00	7/15/2026	178,119
				1,164,324
	BIOTECHNOLOGY - 0.4%
175,000	Amgen, Inc.	3.13	5/1/2025	167,440
200,000	Gilead Sciences, Inc.	5.65	12/1/2041	220,958
				388,398
	CHEMICALS - 0.5%
125,000	DowDuPont, Inc.	4.21	11/15/2023	127,769
100,000	DowDuPont, Inc.	4.49	11/15/2025	102,958
75,000	DowDuPont, Inc.	4.73	11/15/2028	77,430
125,000	Sherwin-Williams Co. (The)	4.50	6/1/2047	112,721
				420,878
	COMMERCIAL SERVICES - 0.1%
26,000	Ecolab, Inc.	3.95	12/1/2047	24,362
50,000	S&P Global, Inc.	2.95	1/22/2027	47,034
				71,396

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	COMPUTERS - 0.9%
$200,000	Apple, Inc.	2.45	8/4/2026	$184,846
175,000	Apple, Inc.	2.75	1/13/2025	168,745
175,000	Apple, Inc.	3.25	2/23/2026	170,822
50,000	Apple, Inc.	4.65	2/23/2046	52,927
225,000	Dell International LLC / EMC Corp. (a)	5.45	6/15/2023	228,969
				806,309
	DIVERSIFIED FINANCIAL SERVICES - 1.0%
175,000	American Express Co.	3.63	12/5/2024	171,076
125,000	Nuveen LLC (a)	4.00	11/1/2028	128,803
90,000	Synchrony Financial	4.50	7/23/2025	82,070
575,000	Visa, Inc.	3.15	12/14/2025	565,047
				946,996
	ELECTRIC - 1.5%
50,000	Alliant Energy Finance LLC (a)	3.75	6/15/2023	50,308
175,000	Arizona Public Service Co.	2.95	9/15/2027	165,721
100,000	Berkshire Hathaway Energy Co.	3.25	4/15/2028	95,127
74,000	Berkshire Hathaway Energy Co.	6.13	4/1/2036	88,579
25,000	Duke Energy Carolinas LLC	3.95	3/15/2048	23,855
200,000	Duke Energy Corp.	3.15	8/15/2027	186,703
175,000	Entergy Corp.	2.95	9/1/2026	161,451
25,000	Pacific Gas & Electric Co.	4.00	12/1/2046	18,855
50,000	Sempra Energy 3 Month US LIBOR + 0.50 (b)	2.94	1/15/2021	49,160
125,000	Sempra Energy	3.40	2/1/2028	114,212
125,000	Southern California Edison Co.	4.05	3/15/2042	117,187
350,000	Southern Co. (The)	3.25	7/1/2026	327,864
				1,399,022
	FOOD - 0.6%
100,000	Conagra Brands, Inc.	5.40	11/1/2048	92,097
375,000	General Mills, Inc. 3 Month US LIBOR + 0.54 (b)	2.98	4/16/2021	369,183
125,000	Tyson Foods, Inc.	3.90	9/28/2023	124,826
				586,106
	GAS - 0.5%
400,000	NiSource, Inc.	3.49	5/15/2027	381,698
125,000	NiSource, Inc. (a)	3.65	6/15/2023	125,212
				506,910
	HAND/MACHINE TOOLS - 0.1%
125,000	Stanley Black & Decker, Inc.	4.25	11/15/2028	128,580

	HEALTHCARE-PRODUCTS - 0.2%
200,000	Thermo Fisher Scientific, Inc.	3.65	12/15/2025	197,061

	HEALTHCARE-SERVICES - 0.4%
225,000	Sutter Health	4.09	8/15/2048	214,858
125,000	UnitedHealth Group, Inc.	4.75	7/15/2045	132,250
				347,108
	INSURANCE - 1.2%
200,000	AIA Group Ltd. (a)	3.20	3/11/2025	192,627
175,000	American International Group, Inc.	3.90	4/1/2026	168,362
75,000	American International Group, Inc.	4.20	4/1/2028	72,252
150,000	Arch Capital Finance LLC	5.03	12/15/2046	156,636
50,000	Great-West Lifeco, Inc. (a)	4.05	5/17/2028	50,859
275,000	MetLife, Inc.	3.60	11/13/2025	271,397
75,000	Principal Financial Group, Inc.	3.10	11/15/2026	70,037
100,000	Prudential Financial, Inc.	3.88	3/27/2028	100,495
50,000	XLIT Ltd.	4.45	3/31/2025	49,689
				1,132,354

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	INTERNET - 0.7%
$100,000	Amazon.com, Inc.	3.15	8/22/2027	$96,548
75,000	Amazon.com, Inc.	3.88	8/22/2037	72,432
475,000	Amazon.com, Inc.	5.20	12/3/2025	521,782
				690,762
	LODGING - 0.1%
100,000	Marriott International, Inc.	2.30	1/15/2022	96,139

	MACHINERY-DIVERSIFIED - 0.1%
125,000	Roper Technologies, Inc.	4.20	9/15/2028	123,755

	MEDIA - 1.3%
200,000	21st Century Fox America, Inc.	3.70	9/15/2024	201,841
25,000	21st Century Fox America, Inc.	6.15	3/1/2037	30,665
425,000	Comcast Corp.	3.70	4/15/2024	427,595
350,000	Comcast Corp.	4.15	10/15/2028	355,401
200,000	Comcast Corp.	4.25	10/15/2030	202,262
				1,217,764
	MINING - 0.3%
250,000	Glencore Funding LLC (a)	4.63	4/29/2024	247,810

	OIL & GAS - 1.8%
25,000	BP Capital Markets America, Inc.	3.22	4/14/2024	24,477
100,000	BP Capital Markets America, Inc.	4.23	11/6/2028	102,876
175,000	BP Capital Markets PLC	3.72	11/28/2028	172,298
200,000	Canadian Natural Resources Ltd.	3.85	6/1/2027	188,664
75,000	Concho Resources, Inc.	4.30	8/15/2028	73,365
75,000	Marathon Petroleum Corp.	3.63	9/15/2024	72,978
50,000	Marathon Petroleum Corp. (a)	3.80	4/1/2028	46,922
80,000	Petroleos Mexicanos	6.50	3/13/2027	75,200
150,000	Phillips 66 Co.	3.90	3/15/2028	144,898
125,000	Pioneer Natural Resources Co.	3.95	7/15/2022	125,371
375,000	Shell International Finance BV	3.88	11/13/2028	385,369
150,000	Shell International Finance BV	4.55	8/12/2043	155,915
75,000	Valero Energy Corp.	4.35	6/1/2028	74,300
				1,642,633
	OIL & GAS SERVICES - 0.1%
75,000	Halliburton Co.	3.80	11/15/2025	72,674

	PHARMACEUTICALS - 2.3%
200,000	AbbVie, Inc.	3.38	11/14/2021	199,812
125,000	AbbVie, Inc.	3.75	11/14/2023	124,368
350,000	Bayer US Finance LLC (a)	4.25	12/15/2025	340,641
600,000	Bayer US Finance LLC (a)	4.38	12/15/2028	572,851
400,000	Cigna Corp. (a)	3.75	7/15/2023	398,668
125,000	CVS Health Corp.	3.88	7/20/2025	121,813
125,000	CVS Health Corp.	4.78	3/25/2038	119,782
50,000	CVS Health Corp.	5.05	3/25/2048	48,630
125,000	CVS Health Corp.	5.13	7/20/2045	121,676
100,000	McKesson Corp.	2.85	3/15/2023	96,594
				2,144,835

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	PIPELINES - 2.0%
$175,000	Energy Transfer Operating LP	4.20	9/15/2023	$172,470
25,000	Energy Transfer Operating LP	4.95	6/15/2028	24,460
50,000	Energy Transfer Operating LP	5.30	4/15/2047	44,069
25,000	Energy Transfer Operating LP	6.00	6/15/2048	24,345
300,000	Enterprise Products Operating LLC	3.70	2/15/2026	295,588
25,000	Kinder Morgan Energy Partners LP	5.40	9/1/2044	23,897
175,000	Magellan Midstream Partners LP	5.00	3/1/2026	182,924
125,000	MPLX LP	4.50	4/15/2038	109,168
25,000	MPLX LP	4.70	4/15/2048	21,713
50,000	MPLX LP	4.80	2/15/2029	49,877
100,000	MPLX LP	5.50	2/15/2049	97,271
150,000	ONEOK, Inc.	4.55	7/15/2028	148,050
100,000	Sabine Pass Liquefaction LLC	5.63	4/15/2023	105,358
275,000	Sabine Pass Liquefaction LLC	5.63	3/1/2025	285,576
100,000	Sunoco Logistics Partners Operations LP	5.40	10/1/2047	90,621
175,000	Williams Partners LP	4.00	9/15/2025	168,973
				1,844,360
	REAL ESTATE INVESTMENT TRUSTS - 1.0%
175,000	American Tower Corp.	3.38	10/15/2026	162,805
100,000	Crown Castle International Corp.	3.15	7/15/2023	96,128
75,000	Crown Castle International Corp.	3.65	9/1/2027	69,528
75,000	CubeSmart LP	4.38	12/15/2023	76,712
75,000	Duke Realty LP	4.00	9/15/2028	74,450
150,000	Federal Realty Investment Trust	3.25	7/15/2027	142,118
100,000	Kilroy Realty LP	4.75	12/15/2028	101,849
150,000	VEREIT Operating Partnership LP	4.63	11/1/2025	150,280
75,000	VEREIT Operating Partnership LP	4.88	6/1/2026	74,968
				948,838
	RETAIL - 0.6%
50,000	Alimentation Couche-Tard, Inc. (a)	3.55	7/26/2027	46,684
75,000	Dollar Tree, Inc.	4.00	5/15/2025	72,102
125,000	Dollar Tree, Inc.	4.20	5/15/2028	118,400
100,000	Home Depot, Inc. (The)	3.90	12/6/2028	102,426
150,000	Starbucks Corp.	3.80	8/15/2025	148,338
75,000	Walmart, Inc.	4.05	6/29/2048	74,626
				562,576
	SEMICONDUCTORS - 0.5%
175,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.13	1/15/2025	157,983
200,000	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.63	1/15/2024	189,220
75,000	Microchip Technology, Inc. (a)	3.92	6/1/2021	74,399
75,000	NVIDIA Corp.	3.20	9/16/2026	71,134
				492,736
	SOFTWARE - 0.7%
75,000	Fidelity National Information Services, Inc.	3.00	8/15/2026	68,998
50,000	Fiserv, Inc.	3.80	10/1/2023	50,311
100,000	Fiserv, Inc.	4.20	10/1/2028	99,800
150,000	Microsoft Corp.	3.70	8/8/2046	143,697
125,000	Oracle Corp.	3.25	11/15/2027	120,560
125,000	Oracle Corp.	4.00	7/15/2046	116,636
				600,002

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	SOVEREIGN - 2.4%
$440,000	Abu Dhabi Government International Bond	3.13	10/11/2027	$420,218
200,000	Indonesia Government International Bond	4.35	1/8/2027	197,762
670,000	Kuwait Government International Bond (a)	3.50	3/20/2027	666,210
520,000	Perusahaan Penerbit SBSN Indonesia III	4.55	3/29/2026	515,580
200,000	Qatar Government International Bond (a)	4.50	4/23/2028	208,750
200,000	Qatar Government International Bond (a)	5.10	4/23/2048	210,050
				2,218,570
	TELECOMMUNICATIONS - 2.3%
100,000	AT&T, Inc.	3.20	3/1/2022	98,646
100,000	AT&T, Inc.	3.40	5/15/2025	94,165
225,000	AT&T, Inc.	3.60	2/17/2023	223,606
150,000	AT&T, Inc.	4.25	3/1/2027	146,754
125,000	AT&T, Inc.	5.25	3/1/2037	122,778
200,000	British Telecommunications PLC	5.13	12/4/2028	201,126
175,000	Cisco Systems, Inc.	2.50	9/20/2026	163,132
25,000	Verizon Communications, Inc.	2.63	8/15/2026	22,666
25,000	Verizon Communications, Inc.	3.50	11/1/2024	24,657
488,000	Verizon Communications, Inc.	4.33	9/21/2028	490,006
100,000	Verizon Communications, Inc.	5.01	4/15/2049	99,640
200,000	Verizon Communications, Inc.	5.25	3/16/2037	208,333
275,000	Vodafone Group PLC	3.75	1/16/2024	271,049
				2,166,558
	TRANSPORTATION - 0.3%
75,000	Burlington Northern Santa Fe LLC	3.25	6/15/2027	73,411
150,000	Burlington Northern Santa Fe LLC	4.15	4/1/2045	145,429
25,000	FedEx Corp.	3.40	2/15/2028	23,712
				242,552

	TOTAL CORPORATE BONDS & NOTES (Cost - $37,545,417)			36,760,174

	MUNICIPAL BONDS - 0.6%
25,000	New Jersey Turnpike Authority	7.10	1/1/2041	34,152
175,000	State of California	7.60	11/1/2040	254,836
325,000	State of Illinois	5.10	6/1/2033	309,865
	TOTAL MUNICIPAL BONDS (Cost - $616,998)			598,853

	MORTGAGE BACKED SECURITIES - 27.6%
789,385	Fannie Mae Pool	4.50	6/1/2031	825,257
11,000,000	Fannie Mae Pool TBA +^	4.50	6/25/2044	11,390,157
1,000,000	Ginnie Mae Pool TBA +^	4.50	7/20/2044	1,034,531
951,148	Ginnie Mae Pool	4.50	2/20/2048	987,015
2,999,702	Ginnie Mae Pool	4.50	6/20/2048	3,107,048
1,992,270	Ginnie Mae Pool	4.50	10/20/2048	2,062,778
1,996,072	Ginnie Mae Pool	4.50	11/20/2048	2,067,326
2,000,000	Ginnie Mae Pool	4.50	12/20/2048	2,070,968
2,000,000	Ginnie Mae Pool TBA +^	5.00	11/20/2040	2,080,625
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $25,471,766)			25,625,705

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

Principal
Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 21.9%
$390,000	United States Treasury Bond	2.88	11/15/2046	$379,199
4,930,000	United States Treasury Bond	3.00	5/15/2047	4,908,816
660,000	United States Treasury Inflation Indexed Note	0.75	7/15/2028	650,812
7,360,000	United States Treasury Note	2.13	9/30/2024	7,192,100
200,000	United States Treasury Note	2.88	8/15/2028	203,094
1,340,000	United States Treasury Note	2.25	2/15/2027	1,301,161
5,580,000	United States Treasury Note	2.75	6/30/2025	5,636,236
	TOTAL U.S. TREASURY SECURITIES (Cost - $19,947,922)			20,271,418

	SHORT-TERM INVESTMENTS - 16.7%
	CERTIFICATE OF DEPOSIT - 0.9%
800,000	Landesbk Baden-Wurtt NY	2.50	1/8/2019	800,005

	COMMERCIAL PAPER - 1.2%
286,000	Bell CDA	2.79	1/22/2019	285,520
500,000	VW Credit, Inc.	2.73	1/7/2019	499,738
350,000	VW Credit, Inc.	3.17	3/20/2019	347,614
				1,132,872

Shares
	MONEY MARKET FUND - 14.6%
13,521,964	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 2.25% (c)			13,521,964

	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,455,199)			15,454,841

	TOTAL INVESTMENTS - 114.6% (Cost - $106,779,589)			$106,285,002
	OTHER ASSETS LESS LIABILITIES - NET - (14.6)%			(13,525,445)
	TOTAL NET ASSETS - 100.0%			$92,759,557

LIBOR  - London Interbank Offered Rate

LP  - Limited Partnership

REITS  - Real Estate Investments Trusts

TBA  - To Be Announced Security

^	Delayed delivery

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of December 31, 2018, these securities amounted to $9,942,962 or 10.7% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

Benchmark	Rate
1 Month US LIBOR	2.51%
3 Month US LIBOR	2.81%
3 Month GBP LIBOR	0.91%

(c)	Money market rate shown represents the rate at December 31, 2018.

(d)	Zero coupon.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2018

FUTURES CONTRACTS

	Number of				Unrealized Appreciation/
Description	Contracts	Expiration Date	Counterparty	Notional Amount	(Depreciation)
SHORT
Euro 3 Month Future	11	Dec-19	Morgan Stanley	$3,151,523	$(1,875)
Euro 90 Day Future	3	Jun-19	Morgan Stanley	729,863	(1,413)
Euro 90 Day Future	2	Sep-19	Morgan Stanley	486,700	(700)
Euro 90 Day Future	77	Dec-19	Morgan Stanley	18,739,875	(56,274)
Euro 90 Day Future	7	Dec-20	Morgan Stanley	1,706,775	(9,250)
Euro BTP Future	1	Mar-19	Morgan Stanley	146,117	(4,603)
Euro Oat Future	5	Mar-19	Morgan Stanley	861,935	772
Long Gilt Future	1	Mar-19	Morgan Stanley	156,869	(1,271)
U.S. 10 Year Note Future	67	Mar-19	Morgan Stanley	8,175,047	(195,957)
U.S. 10 Year Ultra Future	16	Mar-19	Morgan Stanley	2,081,250	(64,434)
U.S. Ultra Bond Future	4	Mar-19	Morgan Stanley	642,625	(7,912)
					(342,917)
LONG
Euro-Bobl Future	7	Mar-19	Morgan Stanley	1,060,432	2,834
Euro-Bond Future	6	Mar-19	Morgan Stanley	1,121,705	5,245
U.S. 2 Year Note Future	73	Mar-19	Morgan Stanley	15,498,813	104,656
U.S. 5 Year Note Future	42	Mar-19	Morgan Stanley	4,816,875	75,029
U.S. Long Bond Future	53	Mar-19	Morgan Stanley	7,738,000	329,770
					517,534
TOTAL NET UNREALIZED APPRECIATION OF FUTURES CONTRACTS					$174,617

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

INTEREST RATE SWAPS

							Premiums	Unrealized
		Pay/Receive		Expiration	Notional		Paid/	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount	Value	(Received)	(Depreciation)
Merrill Lynch	3 Month EUR LIBOR*	Receive	-0.10%	1/16/2021	$1,650,000	$5,571	$—	$5,571
Morgan Stanley	3 Month EUR LIBOR*	Pay	-0.09%	11/22/2020	3,970,000	5,327	—	5,327
Danske Bank A/S	3 Month STIBOR*	Pay	0.05%	1/16/2021	14,090,000	(71)	—	(71)
Barclays Bank PLC	3 Month STIBOR*	Receive	0.50%	12/16/2021	28,320,000	(29,317)	—	(29,317)
Barclays Bank PLC	3 Month STIBOR*	Receive	0.50%	3/20/2023	8,230,000	(576)	—	(576)
Danske Bank A/S	3 Month STIBOR*	Pay	0.75%	3/20/2024	21,040,000	(3,486)	—	(3,486)
NatWest Markets PLC	3 Month STIBOR*	Pay	1.05%	7/8/2028	600,000	2,850	—	2,850
Deutsche Bank	3 Month STIBOR*	Pay	1.10%	8/1/2023	720,000	1,417	—	1,417
Deutsche Bank	3 Month STIBOR*	Receive	1.15%	12/18/2028	130,000	(26)	—	(26)
Morgan Stanley	3 Month STIBOR*	Receive	1.25%	3/20/2029	1,780,000	(626)	—	(626)
Citibank NA	3 Month USD LIBOR*	Receive	2.50%	3/20/2021	3,350,000	(17,581)	—	(17,581)
Citibank NA	3 Month USD LIBOR*	Receive	2.75%	3/20/2024	1,860,000	(18,101)	—	(18,101)
NatWest Markets PLC	3 Month USD LIBOR*	Pay	3.00%	3/20/2029	160,000	2,932	—	2,932
Citibank NA	3 Month USD LIBOR*	Pay	3.50%	11/8/2048	210,000	6,815	—	6,815
Citibank NA	6 Month EUR LIBOR**	Pay	0.35%	12/16/2021	3,460,000	49,804	—	49,804
Barclays Bank PLC	6 Month EUR LIBOR**	Receive	0.67%	3/8/2023	970,000	7,133	—	7,133
JPMorgan	6 Month EUR LIBOR**	Pay	0.50%	3/20/2023	1,040,000	4,555	—	4,555
Morgan Stanley	6 Month EUR LIBOR**	Receive	0.50%	3/20/2024	4,230,000	21,190	—	21,190
Citibank NA	6 Month EUR LIBOR**	Pay	0.60%	9/28/2022	1,750,000	15,106	—	15,106
Deutsche Bank	6 Month EUR LIBOR**	Pay	1.00%	3/20/2029	540,000	3,816	—	3,816
JPMorgan	6 Month EUR LIBOR**	Receive	1.90%	3/8/2028	380,000	(892)	—	(892)
Citibank NA	6 Month JPY LIBOR**	Pay	1.00%	3/20/2049	17,060,000	(5,110)	—	(5,110)
Morgan Stanley	6 Month NOK LIBOR **	Pay	2.00%	3/20/2024	2,050,000	(888)	—	(888)
Credit Suisse	Canadian Dollar Offerred Rate**	Pay	2.50%	3/20/2021	840,000	2,947	—	2,947
Royal Bank of Canada	Canadian Dollar Offerred Rate**	Receive	2.50%	3/20/2024	1,450,000	10,258	—	10,258
Australia New Zealand Banking Group	NZD 3 Month Bank Bill Benchmark Rate*	Pay	2.25%	3/20/2021	2,490,000	4,592	—	4,592
Deutsche Bank	NZD 3 Month Bank Bill Benchmark Rate*	Pay	2.75%	3/20/2024	1,960,000	13,969	—	13,969
							$—	$81,608

CREDIT DEFAULT SWAPS*

								Premiums	Unrealized
		Buy/Sell	Fixed Rate	Fixed Rate	Expiration	Notional		Paid/	Appreciation/
Counterparty	Index	Protection	Received	Paid	Date	Amount	Value	(Received)	(Depreciation)
	North American Investment Grade CDX Index	Sell	1.00%	—
Credit Suisse	Version 30#				12/20/2023	$1,890,000	$(10,765)	$—	$(10,765)
Deutsche Bank	ITRAXX Europe Series 29^	Buy	—	1.00%	12/20/2023	455,000	717	—	717
								$—	$(10,048)

								$—	$71,560

*	Pays quarterly.

**	Pays semiannually.

#	The underlying holdings of version 30 of this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=cfbb780d206d4b2a8a92a4d358b1f949.

^	The underlying holdings of Series 29 this index can be found at http://www.markit.com/Company/Files/DownloadFiles?CMSID=d482583edb58464697a2003002728c53.

Benchmark	Rate
3 Month EUR LIBOR	-0.36%
3 Month GBP LIBOR	0.91%
3 Month STIBOR	-0.13%
3 Month USD LIBOR	2.81%
6 Month EUR EURIBOR	-0.24%
6 Month JPY LIBOR	0.00%
6 Month NOK LIBOR	1.41%
Canadian Dollar Offered Rate	2.31%
NZD 3 Month Bank Bill Benchmark Rate	1.97%

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation/
Date	Counterparty	Receive		In Exchange For		(Depreciation)
1/17/2019	Morgan Stanley	115,171	GBP	148,319	USD	$(1,529)
1/17/2019	Morgan Stanley	1,419,757	USD	1,109,216	GBP	6,016
2/8/2019	Morgan Stanley	159,493	EUR	182,380	USD	519
2/8/2019	Morgan Stanley	49,840	EUR	56,866	USD	288
2/8/2019	Morgan Stanley	362,299	USD	314,610	EUR	1,520
3/20/2019	Morgan Stanley	89,000	AUD	64,946	USD	(2,207)
3/20/2019	Morgan Stanley	425,318	AUD	308,468	USD	(8,649)
3/20/2019	Morgan Stanley	96,995	AUD	71,000	USD	(2,625)
3/20/2019	Morgan Stanley	215,193	AUD	159,055	USD	(7,359)
3/20/2019	Morgan Stanley	194,012	AUD	143,274	USD	(6,509)
3/20/2019	Morgan Stanley	98,219	AUD	71,066	USD	(1,829)
3/20/2019	Morgan Stanley	197,960	AUD	125,009	EUR	(4,283)
3/20/2019	Morgan Stanley	40,039	AUD	3,122,402	JPY	(411)
3/20/2019	Morgan Stanley	98,041	AUD	103,123	NZD	(131)
3/20/2019	Morgan Stanley	47,794	CAD	36,004	USD	(948)
3/20/2019	Morgan Stanley	94,134	CAD	71,016	USD	(1,971)
3/20/2019	Morgan Stanley	56,424	CAD	42,146	USD	(760)
3/20/2019	Morgan Stanley	94,600	CAD	70,995	USD	(1,607)
3/20/2019	Morgan Stanley	282,785	CAD	212,992	USD	(5,575)
3/20/2019	Morgan Stanley	190,379	CAD	141,988	USD	(2,349)
3/20/2019	Morgan Stanley	87,815	CAD	65,325	USD	(915)
3/20/2019	Morgan Stanley	42,580	CAD	31,338	USD	(106)
3/20/2019	Morgan Stanley	38,175	CAD	39,291	AUD	303
3/20/2019	Morgan Stanley	95,689	CAD	62,966	EUR	(2,260)
3/20/2019	Morgan Stanley	282,850	CAD	187,507	EUR	(8,273)
3/20/2019	Morgan Stanley	96,074	CAD	62,938	EUR	(1,947)
3/20/2019	Morgan Stanley	95,703	CAD	63,023	EUR	(2,315)
3/20/2019	Morgan Stanley	38,183	CAD	3,184,118	JPY	(1,196)
3/20/2019	Morgan Stanley	685,572	CHF	608,969	EUR	(172)
3/20/2019	Morgan Stanley	62,941	EUR	72,243	USD	175
3/20/2019	Morgan Stanley	1,076,226	EUR	1,235,481	USD	2,781
3/20/2019	Morgan Stanley	62,378	EUR	71,727	USD	43
3/20/2019	Morgan Stanley	125,025	EUR	193,072	CAD	2,235
3/20/2019	Morgan Stanley	125,594	EUR	142,666	CHF	(852)
3/20/2019	Morgan Stanley	61,957	EUR	69,994	CHF	(231)
3/20/2019	Morgan Stanley	63,034	EUR	57,008	GBP	(351)
3/20/2019	Morgan Stanley	47,145	EUR	460,073	NOK	932

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive		In Exchange For		(Depreciation)
3/20/2019	Morgan Stanley	24,449	EUR	238,848	NOK	$453
3/20/2019	Morgan Stanley	28,017	EUR	277,886	NOK	35
3/20/2019	Morgan Stanley	28,971	EUR	297,450	SEK	(425)
3/20/2019	Morgan Stanley	62,027	EUR	629,246	SEK	(47)
3/20/2019	Morgan Stanley	24,611	GBP	31,421	USD	41
3/20/2019	Morgan Stanley	295,740	GBP	379,021	USD	(960)
3/20/2019	Morgan Stanley	56,027	GBP	71,639	USD	(17)
3/20/2019	Morgan Stanley	56,356	GBP	63,055	EUR	(506)
3/20/2019	Morgan Stanley	56,445	GBP	61,968	EUR	859
3/20/2019	Morgan Stanley	24,625	GBP	27,224	EUR	158
3/20/2019	Morgan Stanley	7,945,164	JPY	71,020	USD	1,846
3/20/2019	Morgan Stanley	7,952,264	JPY	71,037	USD	1,894
3/20/2019	Morgan Stanley	15,946,515	JPY	142,036	USD	4,211
3/20/2019	Morgan Stanley	15,987,263	JPY	141,935	USD	4,686
3/20/2019	Morgan Stanley	15,851,045	JPY	142,042	USD	3,330
3/20/2019	Morgan Stanley	23,612,700	JPY	186,000	EUR	2,551
3/20/2019	Morgan Stanley	241,703	NOK	28,548	USD	(540)
3/20/2019	Morgan Stanley	620,375	NOK	70,988	USD	899
3/20/2019	Morgan Stanley	698,920	NOK	71,682	EUR	(1,487)
3/20/2019	Morgan Stanley	1,216,416	NOK	125,047	EUR	(2,920)
3/20/2019	Morgan Stanley	610,269	NOK	62,950	EUR	(1,712)
3/20/2019	Morgan Stanley	1,949,591	NOK	199,981	EUR	(4,179)
3/20/2019	Morgan Stanley	616,152	NOK	63,057	EUR	(1,154)
3/20/2019	Morgan Stanley	617,303	NOK	62,935	EUR	(880)
3/20/2019	Morgan Stanley	618,372	NOK	62,979	EUR	(807)
3/20/2019	Morgan Stanley	626,284	NOK	63,057	EUR	21
3/20/2019	Morgan Stanley	616,584	NOK	61,974	EUR	142
3/20/2019	Morgan Stanley	1,243,697	NOK	124,995	EUR	300
3/20/2019	Morgan Stanley	245,466	NOK	24,694	EUR	32
3/20/2019	Morgan Stanley	618,394	NOK	62,006	EUR	316
3/20/2019	Morgan Stanley	620,806	NOK	61,973	EUR	632
3/20/2019	Morgan Stanley	106,406	NZD	73,119	USD	(1,672)
3/20/2019	Morgan Stanley	103,004	NZD	71,325	USD	(2,163)
3/20/2019	Morgan Stanley	107,262	NZD	73,918	USD	(1,897)
3/20/2019	Morgan Stanley	103,060	NZD	70,886	USD	(1,686)
3/20/2019	Morgan Stanley	103,059	NZD	70,144	USD	(945)
3/20/2019	Morgan Stanley	105,329	NZD	61,990	EUR	(600)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Core Fixed Income Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Forward Foreign Currency Contracts

Settlement		Currency Units to				Unrealized Appreciation
Date	Counterparty	Receive		In Exchange For		(Depreciation)
3/20/2019	Morgan Stanley	1,424,669	SEK	138,731	EUR	$2,065
3/20/2019	Morgan Stanley	1,242,359	SEK	121,343	EUR	1,381
3/20/2019	Morgan Stanley	641,230	SEK	62,044	EUR	1,387
3/20/2019	Morgan Stanley	636,195	SEK	61,983	EUR	886
3/20/2019	Morgan Stanley	143,696	USD	196,044	AUD	5,499
3/20/2019	Morgan Stanley	142,478	USD	193,050	AUD	6,391
3/20/2019	Morgan Stanley	141,662	USD	193,929	AUD	4,956
3/20/2019	Morgan Stanley	71,156	USD	98,969	AUD	1,390
3/20/2019	Morgan Stanley	104,062	USD	138,371	CAD	2,570
3/20/2019	Morgan Stanley	141,986	USD	188,437	CAD	3,772
3/20/2019	Morgan Stanley	537,998	USD	714,636	CAD	13,828
3/20/2019	Morgan Stanley	41,915	USD	55,192	CAD	1,433
3/20/2019	Morgan Stanley	71,063	USD	93,657	CAD	2,367
3/20/2019	Morgan Stanley	143,609	USD	124,944	EUR	(147)
3/20/2019	Morgan Stanley	142,930	USD	124,997	EUR	(887)
3/20/2019	Morgan Stanley	142,552	USD	124,961	EUR	(1,223)
3/20/2019	Morgan Stanley	71,497	USD	61,967	EUR	201
3/20/2019	Morgan Stanley	71,576	USD	62,055	EUR	178
3/20/2019	Morgan Stanley	71,002	USD	56,053	GBP	(654)
3/20/2019	Morgan Stanley	71,238	USD	55,994	GBP	(343)
3/20/2019	Morgan Stanley	70,960	USD	7,983,227	JPY	(2,255)
3/20/2019	Morgan Stanley	70,952	USD	7,976,652	JPY	(2,203)
3/20/2019	Morgan Stanley	70,963	USD	7,929,918	JPY	(1,763)
3/20/2019	Morgan Stanley	240,516	USD	26,897,847	JPY	(6,167)
3/20/2019	Morgan Stanley	71,036	USD	7,885,281	JPY	(1,281)
3/20/2019	Morgan Stanley	71,008	USD	7,838,973	JPY	(884)
3/20/2019	Morgan Stanley	71,052	USD	7,831,076	JPY	(768)
3/20/2019	Morgan Stanley	907,338	USD	1,331,871	NZD	13,049
3/20/2019	Morgan Stanley	71,061	USD	626,657	SEK	(57)
3/20/2019	Morgan Stanley	31,381	USD	279,024	SEK	(285)
NET UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS						$(12,303)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 99.8%
	AEROSPACE/DEFENSE - 1.7%
1,039	Boeing Co.	$335,078
6,000	CAE, Inc.	110,221
617	Kongsberg Gruppen ASA	8,379
		453,678
	AGRICULTURE - 1.6%
5,586	Imperial Brands PLC	169,108
2,606	Philip Morris International, Inc.	173,977
2,710	Swedish Match AB	106,708
		449,793
	AIRLINES - 2.7%
1,315	American Airlines Group, Inc.	42,225
2,798	Delta Air Lines, Inc.	139,620
4,292	Deutsche Lufthansa AG	96,656
427	International Consolidated Airlines Group SA	3,378
14,421	International Consolidated Airlines Group SA	113,506
38,671	Qantas Airways Ltd.	157,629
511	Southwest Airlines Co.	23,751
1,826	United Continental Holdings, Inc. *	152,891
		729,656
	APPAREL - 1.2%
667	adidas AG	139,077
405	Kering SA	190,561
		329,638
	AUTO MANUFACTURERS - 2.0%
5,259	Fiat Chrysler Automobiles NV *	76,242
5,946	General Motors Co.	198,894
4,146	Peugeot SA	88,368
900	Toyota Motor Corp.	52,549
10,681	Volvo AB	139,689
		555,742
	AUTO PARTS & EQUIPMENT - 0.2%
744	Allison Transmission Holdings, Inc.	32,669
132	Continental AG	18,221
653	Goodyear Tire & Rubber Co.	13,328
		64,218
	BANKS - 7.2%
5,798	ABN AMRO Group NV	136,139
26,963	Banco Bilbao Vizcaya Argentaria SA	142,879
5,240	Bank of America Corp.	129,114

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	BANKS (Continued) - 7.2%
4,546	Citigroup, Inc.	$236,665
4,961	Citizens Financial Group, Inc.	147,491
2,228	Comerica, Inc.	153,041
91	Erste Group Bank AG	3,022
26	First Citizens BancShares, Inc.	9,803
11,974	Lloyds Banking Group PLC	7,907
923	Macquarie Group Ltd.	70,600
7,500	Mitsubishi UFJ Financial Group, Inc.	36,770
106,600	Mizuho Financial Group, Inc.	165,465
2,703	PacWest Bancorp	89,956
5,600	Sumitomo Mitsui Financial Group, Inc.	186,046
747	SVB Financial Group *	141,870
952	Synovus Financial Corp.	30,454
400	Toronto-Dominion Bank	19,874
3,181	Western Alliance Bancorp *	125,618
3,497	Zions Bancorp NA	142,468
		1,975,182
	BEVERAGES - 0.6%
18,140	Coca-Cola Amatil Ltd.	104,591
300	Cott Corp.	4,176
881	Monster Beverage Corp. *	43,363
		152,130
	BIOTECHNOLOGY - 2.3%
461	Alexion Pharmaceuticals, Inc. *	44,883
884	Amgen, Inc.	172,088
566	Biogen, Inc. *	170,321
539	Gilead Sciences, Inc.	33,714
1,287	Vertex Pharmaceuticals, Inc. *	213,269
		634,275
	BUILDING MATERIALS - 0.0% ^
100	AGC, Inc.	3,126

	CHEMICALS - 2.9%
462	Air Liquide SA	57,276
57	Arkema SA	4,884
347	Axalta Coating Systems Ltd. *	8,127
210	BASF SE *	14,500
3,595	CF Industries Holdings, Inc.	156,418
2,177	Covestro AG	107,459
656	Huntsman Corp.	12,654
1,616	Koninklijke DSM NV	131,973

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	CHEMICALS - 2.9% (Continued)
17,300	Mitsubishi Chemical Holdings Corp.	$131,285
443	Sherwin-Williams Co.	174,303
156	Victrex PLC	4,546
		803,425
	COMMERCIAL SERVICES - 2.5%
200	Benesse Holdings, Inc.	5,100
46	Bright Horizons Family Solutions, Inc. *	5,127
696	Experian PLC	16,886
1,937	Intertek Group PLC	118,414
679	ManpowerGroup, Inc.	43,999
2,825	PayPal Holdings, Inc. *	237,554
80	Randstad NV	3,666
1,171	S&P Global, Inc.	199,000
422	Wirecard AG	64,064
		693,810
	COMPUTERS - 4.0%
4,198	Apple, Inc.	662,193
2,724	Fortinet, Inc. *	191,851
1,939	International Business Machines Corp.	220,406
200	NET One Systems Co., Ltd. *	3,526
200	Nomura Research Institute Ltd.	7,428
37	Teleperformance	5,905
353	Teradata Corp. *	13,541
		1,104,850
	COSMETICS/PERSONAL CARE - 0.3%
765	Colgate-Palmolive Co.	45,533
690	Unilever PLC - ADR	36,053
		81,586
	DISTRIBUTION/WHOLESALE - 0.6%
400	Mitsui & Co. Ltd.	6,163
9,300	Sumitomo Corp	132,361
496	WESCO International, Inc. *	23,808
		162,332
	DIVERSIFIED FINANCIAL SERVICES - 1.8%
500	AEON Financial Service Co. Ltd.	8,905
6,405	Ally Financial, Inc.	145,137
2,300	Hong Kong Exchanges & Clearing Ltd.	66,567
2,300	Ichinen Holdings Co., Ltd. *	24,108
2,600	Japan Exchange Group, Inc.	42,158
5,900	ORIX Corp.	86,337

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 1.8% (Continued)
1,382	Synchrony Financial	$32,422
636	Visa, Inc.	83,914
		489,548
	ELECTRIC - 3.1%
2,449	Ameren Corp.	159,748
758	American Electric Power Co., Inc.	56,653
369	CenterPoint Energy, Inc.	10,417
1,500	CLP Holdings Ltd.	16,955
4,037	CMS Energy Corp.	200,437
1,456	DTE Energy Co.	160,597
4,835	Exelon Corp.	218,059
900	Kansai Electric Power Co,, Inc.	13,535
400	Shikoku Electric Power Co., Inc.	4,842
1,900	TransAlta Corp.	7,776
		849,019
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
2,586	Schneider Electric SE	176,543

	ELECTRONICS - 1.1%
1,994	Agilent Technologies, Inc.	134,515
86	FLIR Systems, Inc.	3,744
473	Honeywell International, Inc.	62,493
343	Keysight Technologies, Inc. *	21,293
1,400	Kyocera Corp.	70,284
454	National Instruments Corp.	20,603
		312,932
	ENGINEERING & CONSTRUCTION - 0.3%
2,882	AECOM *	76,373

	ENTERTAINMENT - 0.4%
1,826	Cinemark Holdings, Inc.	65,371
3,300	Sega Sammy Holdings, Inc.	46,200
		111,571
	FOOD - 4.7%
713	Austevoll Seafood ASA	8,794
5,852	Coles Group Ltd. *	48,367
5,103	Conagra Brands, Inc.	109,000
8,800	Empire Co., Ltd.	185,755
334	Ingredion, Inc.	30,528
7,509	Koninklijke Ahold Delhaize NV	189,490
1,395	Kroger Co.	38,363

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	FOOD (Continued) - 4.7%
289	Lamb Weston Holdings, Inc.	$21,259
288	Mowi ASA	6,077
400	Miyoshi Oil & Fat Co. Ltd. *	3,821
309	Mondelez International, Inc.	12,369
3,100	Seven & i Holdings Co. Ltd.	135,144
2,754	Tyson Foods, Inc.	147,064
1,392	US Foods Holding Corp. *	44,043
5,541	Wesfarmers Ltd.	125,686
8,879	Woolworths Group Ltd.	183,899
		1,289,659
	FOREST PRODUCTS & PAPER - 0.3%
1,872	International Paper Co.	75,554

	GAS - 0.4%
4,000	Osaka Gas Co, Ltd.	73,244
522	UGI Corp.	27,849
		101,093
	HEALTHCARE - PRODUCTS - 2.6%
363	ABIOMED, Inc. *	117,990
1,230	Boston Scientific Corp. *	43,468
2,600	Create Medic Co. Ltd. *	23,508
47	Hill-Rom Holdings, Inc.	4,162
770	IDEXX Laboratories, Inc. *	143,235
149	Lonza Group AG	38,497
2,856	Medtronic PLC	259,782
710	Zimmer Biomet Holdings, Inc.	73,641
		704,283
	HEALTHCARE - SERVICES - 0.8%
419	Fresenius Medical Care AG & Co. KGaA	27,129
1,321	HCA Healthcare, Inc.	164,398
202	Universal Health Services, Inc.	23,545
		215,072
	HOME BUILDERS - 1.1%
623	DR Horton, Inc.	21,593
5,818	PulteGroup, Inc.	151,210
2,237	Thor Industries, Inc.	116,324
		289,127
	HOME FURNISHINGS - 0.1%
544	Dolby Laboratories, Inc.	33,641

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	INSURANCE - 6.5%
23,800	AIA Group Ltd.	$197,590
219	Allianz SE	43,846
2,198	Allstate Corp.	181,621
182	American Financial Group, Inc.	16,476
6,651	Arch Capital Group Ltd. *	177,715
452	Assured Guaranty Ltd.	17,303
2,381	First American Financial Corp.	106,288
7,120	Insurance Australia Group Ltd. *	35,087
31,096	Legal & General Group PLC	91,485
2,500	Manulife Financial Corp.	35,455
1,271	NN Group NV	50,562
835	Old Republic International Corp.	17,176
3,460	Progressive Corp.	208,742
702	Reinsurance Group of America, Inc.	98,441
1,504	Storebrand ASA	10,706
3,300	Tokio Marine Holdings, Inc.	157,488
200	Torchmark Corp.	14,906
1,694	Unum Group	49,770
3,502	Voya Financial, Inc.	140,570
142	White Mountains Insurance Group Ltd.	121,792
		1,773,019
	INTERNET - 7.5%
250	Alphabet, Inc. - Class A *	261,240
248	Alphabet, Inc. - Class C *	256,831
354	Amazon.com, Inc. *	531,697
48	Booking Holdings, Inc. *	82,676
1,818	CDW Corp.	147,349
1,902	Facebook, Inc. *	249,333
314	Netflix, Inc. *	84,045
973	Palo Alto Networks, Inc. *	183,265
776	VeriSign, Inc. *	115,073
55,300	Yahoo Japan Corp.	138,105
		2,049,614
	IRON/STEEL - 0.6%
8,200	JFE Holdings, Inc.	131,317
658	Steel Dynamics, Inc.	34,091
		165,408
	LEISURE TIME - 0.2%
174	Carnival Corp. - ADR	8,479
200	Central Sports Co. Ltd. *	6,380

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	LEISURE TIME (Continued) - 0.2%
2,500	Yamaha Motor Co. Ltd.	$49,196
		64,055
	LODGING - 0.0% ^
1,070	Crown Resorts Ltd.	8,934

	MACHINERY - CONSTRUCTION & MINING - 0.7%
167	Caterpillar, Inc.	21,221
6,000	Hitachi Ltd.	160,534
		181,755
	MACHINERY - DIVERSIFIED - 0.2%
400	Makino Milling Machine Co. Ltd.	14,182
1,300	Sumitomo Heavy Industries Ltd.	38,805
		52,987
	MEDIA - 3.6%
9,345	Comcast Corp.	318,197
9,362	News Corp.	106,259
15,179	Pearson PLC	181,411
6,320	Viacom, Inc.	162,424
5,032	Vivendi SA	122,410
1,622	Wolters Kluwer NV *	95,787
		986,488
	MINING - 0.7%
2,225	BHP Billiton Ltd.	46,802
6,937	Freeport-McMoRan, Inc.	71,520
1,600	Kirkland Lake Gold Ltd.	41,705
471	Rio Tinto PLC - ADR	22,834
		182,861
	MISCELLANEOUS MANUFACTURER - 1.0%
409	Illinois Tool Works, Inc.	51,816
455	Ingersoll-Rand PLC	41,510
1,038	Parker-Hannifin Corp.	154,807
732	Textron, Inc.	33,665
		281,798
	OIL & GAS - 7.3%
6,774	BP PLC - ADR	256,870
261	Chevron Corp.	28,394
631	CNX Resources Corp. *	7,206
3,425	ConocoPhillips	213,549
2,939	DNO ASA *	4,260
16,114	Eni SpA	253,248
9,065	Galp Energia SGPS SA	142,953

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	OIL & GAS (Continued) - 7.3%
2,462	HollyFrontier Corp.	$125,857
4,800	JXTG Holdings, Inc.	25,230
2,651	Marathon Petroleum Corp.	156,436
1,951	OMV AG	85,308
2,310	Phillips 66	199,007
1,582	Royal Dutch Shell PLC	46,492
924	Royal Dutch Shell PLC	27,537
6,100	Suncor Energy, Inc.	170,298
3,674	TechnipFMC PLC *	71,937
534	TOTAL SA	28,190
2,132	Valero Energy Corp.	159,836
		2,002,608
	OIL & GAS SERVICES - 0.0% ^
482	TGS NOPEC Geophysical Co. ASA	11,623

	PACKAGING & CONTAINERS - 0.6%
480	Berry Global Group, Inc. *	22,814
3,921	WestRock Co.	148,057
		170,871
	PHARMACEUTICALS - 7.7%
3,160	AbbVie, Inc.	291,320
1,223	Allergan PLC	163,466
5,700	Astellas Pharma, Inc.	72,812
4,239	Bristol-Myers Squibb Co	220,343
126	Grifols SA	3,298
3,539	Johnson & Johnson	456,708
5,259	Mylan NV *	144,097
3,515	Novo Nordisk A/S	160,405
426	Roche Holding AG	105,182
3,000	Santen Pharmaceutical Co. Ltd.	43,367
2,600	Shionogi & Co, Ltd.	148,609
52	Siegfried Holding AG	17,724
1,700	Takeda Pharmaceutical Co. Ltd.	57,408
2,594	Zoetis, Inc.	221,891
		2,106,630
	REAL ESTATE INVESTMENT TRUSTS - 2.6%
4,917	American Homes 4 Rent	97,602
526	American Tower Corp.	83,208
1,140	Apartment Investment & Management Co.	50,023
3,179	Duke Realty Corp.	82,336
379	Hospitality Properties Trust	9,051

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued) - 2.6%
10,200	Host Hotels & Resorts, Inc.	$170,034
14	Japan Retail Fund Investment Corp.	28,009
8,111	Kimco Realty Corp.	118,826
646	Lamar Advertising Co.	44,690
548	Spirit Realty Capital, Inc.	19,317
232	Sun Communities, Inc.	23,597
		726,693
	RETAIL - 3.2%
182	AutoZone, Inc. *	152,578
1,382	Best Buy Co, Inc.	73,191
252	Chipotle Mexican Grill, Inc. *	108,811
863	Darden Restaurants, Inc.	86,179
400	Marui Group Co. Ltd.	7,777
400	Matsumotokiyoshi Holdings Co. Ltd.	12,268
25	O’Reilly Automotive, Inc. *	8,608
1,500	Takashimaya Co. Ltd. *	19,195
2,293	Target Corp.	151,544
2,002	Walmart, Inc.	186,486
370	Yum China Holdings, Inc.	12,406
748	Yum! Brands, Inc.	68,756
		887,799
	SEMICONDUCTORS - 1.1%
5,186	Applied Materials, Inc.	169,790
2,120	Infineon Technologies AG	42,084
157	KLA-Tencor Corp.	14,050
2,809	Micron Technology, Inc. *	89,130
		315,054
	SOFTWARE - 4.1%
939	Adobe Systems, Inc. *	212,439
341	Black Knight, Inc. *	15,365
2,026	Citrix Systems, Inc.	207,584
1,049	Fidelity National Information Services, Inc.	107,575
973	Intuit, Inc.	191,535
1,400	Konami Holdings Corp.	61,313
211	Lectra	4,385
1,185	Microsoft Corp.	120,360
66	MSCI, Inc.	9,730
790	ServiceNow, Inc. *	140,660
56	Splunk, Inc. *	5,872
227	Temenos AG	27,149
400	TIS, Inc. *	15,768

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Global Equity Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	SOFTWARE (Continued) - 4.1%
42	Ubisoft Entertainment SA *	$3,384
		1,123,119
	TELECOMMUNICATIONS - 2.2%
927	AT&T, Inc.	26,457
326	EchoStar Corp. *	11,971
2,771	Juniper Networks, Inc.	74,568
2,500	Nippon Telegraph & Telephone Corp.	102,128
20,497	Telefonaktiebolaget LM Ericsson	180,144
3,987	Telefonica SA	33,449
1,329	Telenor ASA	25,708
368	Telephone & Data Systems, Inc.	11,975
2,333	Verizon Communications, Inc.	131,161
		597,561
	TRANSPORTATION - 2.9%
5,430	Aurizon Holdings Ltd.	16,361
600	Canadian Pacific Railway Ltd.	106,417
800	Central Japan Railway Co.	168,910
1,878	CSX Corp.	116,680
1,800	East Japan Railway Co.	159,320
923	Norfolk Southern Corp.	138,025
651	Union Pacific Corp.	89,990
		795,703

	TOTAL COMMON STOCKS (Cost - $30,158,944)	27,402,436

	SHORT-TERM INVESTMENT - 0.1%
	MONEY MARKET FUND - 0.1%
7,087	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $7,087)	7,087

	TOTAL INVESTMENTS - 99.9% (Cost - $30,166,031)	$27,409,523
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	35,150
	TOTAL NET ASSETS - 100.0%	$27,444,673

*	Non-income producing security.

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at December 31, 2018.

ADR - American Depository Receipt

PLC - Public Limited Company

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 100.1%
	ADVERTISING - 0.1%
2,293	Omnicom Group, Inc.	$167,938

	AEROSPACE/DEFENSE - 3.0%
5,723	Boeing Co.	1,845,668
4,461	Harris Corp.	600,673
		2,446,341
	AIRLINES - 2.4%
12,733	Delta Air Lines, Inc.	635,377
14,804	Southwest Airlines Co.	688,090
7,001	United Continental Holdings, Inc. *	586,194
		1,909,661
	AUTO PARTS & EQUIPMENT - 0.8%
15,077	Allison Transmission Holdings, Inc.	662,031

	BANKS - 1.9%
9,404	Comerica, Inc.	645,961
2,460	East West Bancorp, Inc.	107,084
2,380	SVB Financial Group *	452,010
1,103	Synovus Financial Corp	35,285
6,595	Western Alliance Bancorp *	260,437
1,704	Zions Bancorp NA	69,421
		1,570,198
	BEVERAGES - 2.2%
3,817	Coca-Cola Co.	180,735
4,666	Constellation Brands, Inc.	750,386
13,644	Monster Beverage Corp. *	671,558
1,574	PepsiCo, Inc.	173,896
		1,776,575
	BIOTECHNOLOGY - 5.6%
2,292	Alexion Pharmaceuticals, Inc. *	223,149
7,615	Amgen, Inc.	1,482,412
2,659	Biogen, Inc. *	800,146
12,604	Gilead Sciences, Inc.	788,380
4,772	Incyte Corp. *	303,451
5,533	Vertex Pharmaceuticals, Inc. *	916,873
		4,514,411
	BUILDING MATERIALS - 0.6%
2,212	Lennox International, Inc.	484,118

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value

	CHEMICALS - 1.7%
9,749	Axalta Coating Systems Ltd. *	$228,322
7,513	CF Industries Holdings, Inc.	326,891
1,994	Sherwin-Williams Co.	784,559
		1,339,772
	COMMERCIAL SERVICES - 3.5%
621	Bright Horizons Family Solutions, Inc. *	69,210
2,237	H&R Block, Inc.	56,753
15,806	PayPal Holdings, Inc. *	1,329,127
7,865	Robert Half International, Inc.	449,878
1,408	S&P Global, Inc.	239,276
4,144	Verisk Analytics, Inc. *	451,862
1,532	WEX, Inc. *	214,572
		2,810,678
	COMPUTERS - 9.0%
35,730	Apple, Inc.	5,636,050
1,277	EPAM Systems, Inc. *	148,145
9,703	Fortinet, Inc. *	683,382
6,250	International Business Machines Corp.	710,438
3,384	Teradata Corp. *	129,810
		7,307,825
	DISTRIBUTION/WHOLESALE - 0.3%
966	WW Grainger, Inc.	272,760

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
5,269	Charles Schwab Corp.	218,822
1,007	Discover Financial Services	59,393
8,945	E*TRADE Financial Corp.	392,507
2,304	Mastercard, Inc.	434,650
10,586	Visa, Inc.	1,396,717
		2,502,089
	ELECTRIC - 0.7%
11,416	CMS Energy Corp.	566,804

	ELECTRONICS - 1.3%
3,339	Agilent Technologies, Inc.	225,249
5,475	Honeywell International, Inc.	723,357
1,735	National Instruments Corp.	78,734
		1,027,340

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	ENTERTAINMENT - 0.5%
1,443	Madison Square Garden Co. *	$386,291

	ENVIRONMENTAL CONTROL - 0.8%
8,468	Republic Services, Inc.	610,458

	FOOD - 1.7%
6,937	Conagra Brands, Inc.	148,174
2,427	General Mills, Inc.	94,507
1,947	Ingredion, Inc.	177,956
6,107	Tyson Foods, Inc.	326,114
20,001	US Foods Holding Corp. *	632,832
		1,379,583
	FOREST PRODUCTS & PAPER - 0.3%
5,807	International Paper Co.	234,371

	HEALTHCARE PRODUCTS - 3.1%
2,001	ABIOMED, Inc. *	650,405
4,199	Boston Scientific Corp. *	148,393
4,765	Hill-Rom Holdings, Inc.	421,941
3,888	IDEXX Laboratories, Inc. *	723,246
446	Intuitive Surgical, Inc. *	213,598
1,134	Medtronic PLC	103,149
1,562	Varian Medical Systems, Inc. *	176,990
565	Zimmer Biomet Holdings, Inc.	58,602
		2,496,324
	HEALTHCARE - SERVICES - 2.2%
6,371	HCA Healthcare, Inc.	792,871
1,115	Molina Healthcare, Inc. *	129,585
3,540	UnitedHealth Group, Inc.	881,885
		1,804,341
	HOME BUILDERS - 1.8%
4,284	DR Horton, Inc.	148,483
157	NVR, Inc. *	382,607
16,035	PulteGroup, Inc.	416,750
9,725	Thor Industries, Inc.	505,700
		1,453,540
	INSURANCE - 1.9%
2,817	Arch Capital Group Ltd. *	75,270
14,667	Progressive Corp.	884,860

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	INSURANCE (Continued) - 1.9%
14,538	Voya Financial, Inc.	$583,555
		1,543,685
	INTERNET - 18.3%
2,095	Alphabet, Inc. - Class A *	2,189,191
2,132	Alphabet, Inc. - Class C *	2,207,921
2,913	Amazon.com, Inc. *	4,375,239
334	Booking Holdings, Inc. *	575,288
7,345	CDW Corp.	595,312
16,662	Facebook, Inc. *	2,184,222
5,238	GoDaddy, Inc. *	343,718
2,915	Netflix, Inc. *	780,229
4,086	Palo Alto Networks, Inc. *	769,598
1,484	RingCentral, Inc. *	122,341
4,639	Twitter, Inc. *	133,325
3,823	VeriSign, Inc. *	566,913
		14,843,297
	IRON/STEEL - 0.0% ^
775	Steel Dynamics, Inc.	23,281

	LODGING - 0.4%
4,230	Hilton Worldwide Holdings, Inc.	303,714
1,686	Wyndham Destinations, Inc.	60,426
		364,140
	MACHINERY - CONSTRUCTION & MINING - 0.4%
2,349	Caterpillar, Inc.	298,487

	MACHINERY - DIVERSIFIED - 0.1%
958	Cummins, Inc.	128,026

	MEDIA - 0.4%
322	Cable One, Inc.	264,072
3,493	News Corp.	39,646
		303,718
	MISCELLANEOUS MANUFACTURER - 1.7%
2,930	AO Smith Corp.	125,111
3,672	Ingersoll-Rand PLC	334,997
4,095	Parker-Hannifin Corp.	610,728
6,786	Textron, Inc.	312,088
		1,382,924

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	OFFICE/BUSINESS EQUIPMENT - 0.1%
1,004	Zebra Technologies Corp. *	$159,866

	OIL & GAS - 1.7%
2,689	ConocoPhillips	167,659
3,604	HollyFrontier Corp.	184,236
970	PBF Energy, Inc.	31,690
6,648	Phillips 66	572,725
11,310	TechnipFMC PLC *	221,450
2,387	Valero Energy Corp.	178,953
		1,356,713
	PACKAGING & CONTAINERS - 1.6%
11,806	Berry Global Group, Inc. *	561,139
3,737	Sealed Air Corp.	130,197
15,500	WestRock Co.	585,280
		1,276,616
	PHARMACEUTICALS - 5.5%
15,065	AbbVie, Inc.	1,388,842
2,786	Allergan PLC	372,377
8,264	Bristol-Myers Squibb Co.	429,563
7,833	Johnson & Johnson	1,010,849
10,455	Mylan NV *	286,467
924	Neurocrine Biosciences, Inc. *	65,983
10,772	Zoetis, Inc.	921,437
		4,475,518
	REAL ESTATE INVESTMENT TRUSTS - 1.5%
3,951	Alexandria Real Estate Equities, Inc.	455,313
5,885	Kimco Realty Corp.	86,215
9,576	Lamar Advertising Co.	662,468
		1,203,996
	RETAIL - 4.5%
898	AutoZone, Inc. *	752,829
6,034	Best Buy Co, Inc.	319,561
974	Chipotle Mexican Grill, Inc. *	420,563
6,439	Darden Restaurants, Inc.	642,999
1,971	Dollar Tree, Inc. *	178,021
3,202	Home Depot, Inc.	550,168
4,324	Michaels Cos, Inc. *	58,547
1,248	Ulta Beauty, Inc. *	305,560
13,621	Wendy’s Co.	212,624

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	RETAIL (Continued) - 4.5%
7,361	Yum China Holdings, Inc.	$246,814
		3,687,686
	SEMICONDUCTORS - 2.3%
26,388	Applied Materials, Inc.	863,943
12,512	Micron Technology, Inc. *	397,006
8,374	NXP Semiconductors NV	613,647
		1,874,596
	SOFTWARE - 12.4%
3,305	Adobe, Inc. *	747,723
14,997	Black Knight, Inc. *	675,765
8,602	Cadence Design Systems, Inc. *	374,015
7,018	Citrix Systems, Inc.	719,064
5,814	Fidelity National Information Services, Inc.	596,226
4,415	Intuit, Inc.	869,093
42,745	Microsoft Corp.	4,341,610
4,938	MSCI, Inc.	728,009
2,568	ServiceNow, Inc. *	457,232
3,784	Splunk, Inc. *	396,752
1,467	Tableau Software, Inc. *	176,040
		10,081,529
	TRANSPORTATION - 0.7%
3,713	CSX Corp.	230,689
177	Union Pacific Corp.	24,467
5,259	XPO Logistics, Inc. *	299,972
		555,128

	TOTAL COMMON STOCKS (Cost - $84,802,813)	81,282,655

	SHORT-TERM INVESTMENT - 0.0% ^
	MONEY MARKET FUND - 0.0%^
20,700	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $20,700)	20,700

	TOTAL INVESTMENTS - 100.1% (Cost - $84,823,513)	$81,303,355
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(118,171)
	TOTAL NET ASSETS - 100.0%	$81,185,184

*	Non-income producing security.

^	Represents less than 0.05%

PLC - Public Limited Company

(a)	Money market rate shown represents the rate at December 31, 2018.

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Value
	COMMON STOCKS - 99.5%
	ADVERTISING - 0.2%
3,486	Omnicom Group, Inc.	$255,315

	AEROSPACE/DEFENSE - 1.3%
2,903	Boeing Co.	936,218
3,222	Teledyne Technologies, Inc. *	667,180
		1,603,398
	AIRLINES - 3.5%
10,884	Alaska Air Group, Inc.	662,291
23,067	American Airlines Group, Inc.	740,681
6,598	Copa Holdings SA	519,329
3,458	Delta Air Lines, Inc.	172,554
36,844	JetBlue Airways Corp. *	591,715
1,093	Southwest Airlines Co.	50,803
19,171	United Continental Holdings, Inc. *	1,605,188
		4,342,561
	AUTO PARTS & EQUIPMENT - 0.4%
22,446	Goodyear Tire & Rubber Co.	458,123

	BANKS - 7.4%
44,829	Citizens Financial Group, Inc.	1,332,766
19,361	Comerica, Inc.	1,329,907
9,760	East West Bancorp, Inc.	424,853
1,496	First Citizens BancShares, Inc.	564,067
22,494	First Hawaiian, Inc.	506,340
27,067	PacWest Bancorp	900,790
18,092	Popular, Inc.	854,304
3,004	SVB Financial Group *	570,520
14,735	Synovus Financial Corp.	471,373
6,082	Texas Capital Bancshares, Inc. *	310,729
19,656	Western Alliance Bancorp *	776,215
29,159	Zions Bancorp NA	1,187,938
		9,229,802
	BIOTECHNOLOGY - 1.6%
2,539	Amgen, Inc.	494,267
544	Biogen, Inc. *	163,700
3,998	Gilead Sciences, Inc.	250,075
2,509	Incyte Corp. *	159,547
5,658	Vertex Pharmaceuticals, Inc. *	937,587
		2,005,176

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	BUILDING MATERIALS - 0.1%
393	Lennox International, Inc.	$86,012

	CHEMICALS - 2.5%
2,274	Ashland Global Holdings, Inc.	161,363
26,373	Axalta Coating Systems Ltd. *	617,656
29,995	CF Industries Holdings, Inc.	1,305,082
26,443	Huntsman Corp.	510,085
13,428	Mosaic Co.	392,232
267	Sherwin-Williams Co.	105,054
		3,091,472
	COMMERCIAL SERVICES - 1.8%
3,036	Bright Horizons Family Solutions, Inc. *	338,362
388	Graham Holdings Co.	248,545
20,415	H&R Block, Inc.	517,929
15,393	ManpowerGroup, Inc.	997,466
1,514	PayPal Holdings, Inc. *	127,312
		2,229,614
	COMPUTERS - 0.9%
3,355	Fortinet, Inc. *	236,293
6,706	Teradata Corp. *	257,242
15,449	Western Digital Corp.	571,150
		1,064,685
	DISTRIBUTION/WHOLESALE - 0.7%
19,352	WESCO International, Inc. *	928,896

	DIVERSIFIED FINANCIAL SERVICES - 2.1%
53,613	Ally Financial, Inc.	1,214,871
22,162	BGC Partners, Inc.	114,578
13,845	E*TRADE Financial Corp.	607,519
26,729	Synchrony Financial	627,062
		2,564,030
	ELECTRIC - 8.8%
25,493	AES Corp.	368,629
21,867	Ameren Corp.	1,426,384
34,647	CenterPoint Energy, Inc.	978,085
27,540	CMS Energy Corp.	1,367,361
14,093	DTE Energy Co.	1,554,458
31,964	NRG Energy, Inc.	1,265,774
30,078	OGE Energy Corp.	1,178,757
17,991	PG&E Corp. *	427,286

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	ELECTRIC (Continued) - 8.8%
55,126	PPL Corp.	$1,561,720
10,030	Vistra Energy Corp. *	229,587
5,445	WEC Energy Group, Inc.	377,121
4,737	Xcel Energy, Inc.	233,392
		10,968,554
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
3,692	AMETEK, Inc.	249,948

	ELECTRONICS - 2.6%
20,553	Agilent Technologies, Inc.	1,386,505
12,320	FLIR Systems, Inc.	536,413
14,539	Keysight Technologies, Inc. *	902,581
6,500	National Instruments Corp.	294,970
5,676	nVent Electric PLC	127,483
		3,247,952
	ENGINEERING COMPONENTS & EQUIPMENT - 0.9%
35,796	AECOM *	948,594
4,861	Fluor Corp	156,524
		1,105,118
	ENTERTAINMENT - 1.1%
28,494	Cinemark Holdings, Inc.	1,020,085
1,482	Madison Square Garden Co. *	396,731
		1,416,816
	ENVIRONMENTAL CONTROL - 1.6%
15,694	Pentair PLC	592,919
20,060	Republic Services, Inc.	1,446,125
		2,039,044
	FOOD - 3.8%
40,097	Conagra Brands, Inc.	856,472
12,134	Ingredion, Inc.	1,109,048
2,122	Kroger Co.	58,355
6,935	Lamb Weston Holdings, Inc.	510,139
22,754	Tyson Foods, Inc.	1,215,064
30,583	US Foods Holding Corp. *	967,646
		4,716,724
	FOREST PRODUCTS & PAPER - 1.1%
34,789	International Paper Co.	1,404,084

	GAS - 1.0%
22,545	UGI Corp.	1,202,776

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	HEALTHCARE PRODUCTS - 2.4%
1,668	ABIOMED, Inc. *	$542,167
11,117	Hill-Rom Holdings, Inc.	984,410
4,983	IDEXX Laboratories, Inc. *	926,938
4,745	Zimmer Biomet Holdings, Inc.	492,151
		2,945,666
	HEALTHCARE - SERVICES - 1.3%
7,198	HCA Healthcare, Inc.	895,791
5,734	Universal Health Services, Inc.	668,355
		1,564,146
	HOME BUILDERS - 1.9%
11,698	DR Horton, Inc.	405,453
42,975	PulteGroup, Inc.	1,116,920
15,523	Thor Industries, Inc.	807,196
		2,329,569
	HOME FURNISHINGS - 0.6%
10,336	Dolby Laboratories, Inc.	639,178
1,177	Whirlpool Corp.	125,786
		764,964
	INSURANCE - 8.9%
6,679	American Financial Group, Inc.	604,650
47,230	Arch Capital Group Ltd. *	1,261,986
27,649	Assured Guaranty Ltd.	1,058,404
17,777	Athene Holding Ltd. *	708,058
23,925	First American Financial Corp.	1,068,012
35,737	Old Republic International Corp.	735,110
15,795	Progressive Corp.	952,912
2,215	Reinsurance Group of America, Inc.	310,609
15,534	Torchmark Corp.	1,157,749
26,308	Unum Group	772,929
27,708	Voya Financial, Inc.	1,112,199
1,218	White Mountains Insurance Group Ltd.	1,044,666
3,492	WR Berkley Corp.	258,094
		11,045,378
	INTERNET - 0.7%
4,285	Palo Alto Networks, Inc. *	807,080

	IRON/STEEL - 1.1%
16,417	Nucor Corp.	850,565
19,174	Steel Dynamics, Inc.	575,987
		1,426,552

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	MACHINERY - DIVERSIFIED - 0.5%
5,497	AGCO Corp.	$306,018
2,453	Cummins, Inc.	327,819
		633,837
	MEDIA - 1.7%
83,989	News Corp.	953,275
43,852	Viacom, Inc.	1,126,996
		2,080,271
	MINING - 0.5%
65,760	Freeport-McMoRan, Inc.	677,986

	MISCELLANEOUS MANUFACTURER - 2.3%
10,946	Ingersoll-Rand PLC	998,604
9,681	Parker-Hannifin Corp.	1,443,824
9,058	Textron, Inc.	416,577
		2,859,005
	OIL & GAS - 5.7%
55,452	CNX Resources Corp. *	633,262
14,313	ConocoPhillips	892,416
7,096	Continental Resources, Inc. *	285,188
28,592	Devon Energy Corp.	644,464
8,051	EQT Corp.	152,083
11,772	Helmerich & Payne, Inc.	564,350
20,967	HollyFrontier Corp.	1,071,833
5,088	Marathon Oil Corp.	72,962
23,417	PBF Energy, Inc.	765,033
10,314	Phillips 66	888,551
10,536	Valero Energy Corp.	789,884
14,870	Whiting Petroleum Corp. *	337,400
		7,097,426
	PACKAGING & CONTAINERS - 2.4%
22,895	Berry Global Group, Inc. *	1,088,199
27,298	Owens-Illinois, Inc. *	470,618
5,462	Sealed Air Corp.	190,296
32,024	WestRock Co.	1,209,226
		2,958,339
	PHARMACEUTICALS - 2.6%
9,088	AbbVie, Inc.	837,823
5,847	Allergan PLC	781,510
46,604	Mylan NV *	1,276,950
4,200	Zoetis, Inc.	359,268
		3,255,551

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	PIPELINES - 0.6%
2,379	Cheniere Energy, Inc. *	$140,813
26,697	TechnipFMC PLC *	522,727
4,176	Williams Cos, Inc.	92,081
		755,621
	REAL ESTATE INVESTMENT TRUSTS - 15.4%
6,962	Alexandria Real Estate Equities, Inc.	802,301
42,727	American Homes 4 Rent	848,131
25,993	Apartment Investment & Management Co.	1,140,573
36,130	Apple Hospitality REIT, Inc.	515,214
74,768	Brandywine Realty Trust	962,264
42,105	Brixmor Property Group, Inc.	618,522
12,996	Brookfield Property REIT, Inc.	209,236
13,512	Camden Property Trust	1,189,732
20,761	Columbia Property Trust, Inc.	401,725
16,725	Douglas Emmett, Inc.	570,824
46,699	Duke Realty Corp.	1,209,504
70,062	Empire State Realty Trust, Inc.	996,982
5,342	EPR Properties	342,048
21,062	Healthcare Trust of America, Inc.	533,079
1,437	Highwoods Properties, Inc.	55,598
43,035	Hospitality Properties Trust	1,027,676
78,623	Host Hotels & Resorts, Inc.	1,310,645
73,280	Kimco Realty Corp.	1,073,552
13,658	Lamar Advertising Co.	944,860
55,096	Paramount Group, Inc.	692,006
80,096	Retail Properties of America, Inc.	869,042
30,470	Senior Housing Properties Trust	357,108
33,032	Spirit Realty Capital, Inc.	1,164,378
9,507	STORE Capital Corp.	269,143
7,997	Sun Communities, Inc.	813,375
820	UDR, Inc.	32,488
17,397	VEREIT, Inc.	124,389
		19,074,395
	RETAIL - 3.6%
1,219	AutoZone, Inc. *	1,021,936
10,672	Best Buy Co, Inc.	565,189
111	Chipotle Mexican Grill, Inc. *	47,929
9,398	Darden Restaurants, Inc.	938,484

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2018

Shares		Value
	RETAIL (Continued) - 3.6%
3,995	Dick’s Sporting Goods, Inc.	$124,644
8,550	Dollar Tree, Inc. *	772,236
4,951	Foot Locker, Inc.	263,393
4,869	Michaels Cos, Inc. *	65,926
4,352	Tapestry, Inc.	146,880
16,035	Yum China Holdings, Inc.	537,654
		4,484,271
	SEMICONDUCTORS - 0.5%
2,689	Applied Materials, Inc.	88,038
6,738	NXP Semiconductors NV	493,761
		581,799
	SOFTWARE - 1.0%
1,893	Citrix Systems, Inc.	193,957
10,657	Fidelity National Information Services, Inc.	1,092,875
		1,286,832
	TELECOMMUNICATIONS - 2.2%
31,264	CommScope Holding Co., Inc. *	512,417
20,860	EchoStar Corp. *	765,979
31,741	Juniper Networks, Inc.	854,150
17,679	Telephone & Data Systems, Inc.	575,273
		2,707,819

	TOTAL COMMON STOCKS (Cost - $138,340,803)	123,546,607

	SHORT-TERM INVESTMENT - 0.4%
	MONEY MARKET FUND - 0.4%
533,909	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 2.25% (a)(Cost - $533,909)	533,909

	TOTAL INVESTMENTS - 99.9% (Cost - $138,874,712)	$124,080,516
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	83,445
	TOTAL NET ASSETS - 100.0%	$124,163,961

*	Non-income producing security.

(a)	Money market rate shown represents the rate at December 31, 2018.

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities
December 31, 2018

	Global Atlantic	Global Atlantic	Global Atlantic	Global Atlantic BlackRock
	BlackRock Allocation	BlackRock Disciplined	BlackRock Disciplined	Disciplined International
Assets:	Portfolio	Core Portfolio	Growth Portfolio	Core Portfolio
Investments in securities, at cost	$81,912,927	$541,127,518	$16,126,102	$155,054,483
Investments in securities, at value	$77,414,693	$518,176,362	$15,798,136	$135,528,221
Foreign Cash (cost: $-, $-, $- and $3,590,612, respectively)	—	—	—	3,603,826
Deposits with broker +	—	729,220	14,238	497,674
Unrealized appreciation on futures contracts	—	—	1,682	—
Receivable for securities sold	—	5,671,206	—	—
Interest and dividends receivable	24,683	855,247	18,132	436,603
Total Assets	77,439,376	525,432,035	15,832,188	140,066,324
Liabilities:
Unrealized depreciation on futures contracts	—	196,158	—	106,955
Unrealized depreciation on forward foreign exchange contracts	—	—	—	120
Payable for Portfolio shares redeemed	149,269	239,329	14,689	124,328
Payable for securities purchased	—	5,850,289	—	—
Accrued distribution (12b-1) fees	3,026	7,114	3,504	8,887
Accrued investment advisory fees - net	11,353	159,808	4,414	65,747
Administrative service fees payable	5,986	32,769	2,466	10,207
Accrued expenses and other liabilities	1,987	14,216	492	3,566
Total Liabilities	171,621	6,499,683	25,565	319,810
Net Assets	$77,267,755	$518,932,352	$15,806,623	$139,746,514

Net Assets:
Paid in capital	$80,429,682	$543,844,008	$15,662,212	$165,601,965
Accumulated earnings (loss)	(3,161,927)	(24,911,656)	144,411	(25,855,451)
Net Assets	77,267,755	518,932,352	15,806,623	139,746,514
Class I Shares:
Net assets	$63,461,579	$486,490,713	$—	$98,694,189
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	6,600,132	49,960,921	—	11,608,441

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.62	$9.74	$—	$8.50

Class II Shares:
Net assets	$13,806,176	$32,441,639	$15,806,623	$41,052,325
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	1,437,269	3,336,107	1,604,893	4,835,273

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.61	$9.72	$9.85	$8.49

+	Collateral for futures contracts and foreign currency contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2018

	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic
	Disciplined Mid Cap	Disciplined Small Cap	Disciplined U.S. Core	BlackRock Disciplined
Assets:	Growth Portfolio	Portfolio	Portfolio	Value Portfolio
Investments in securities, at cost	$175,345,638	$18,575,526	$22,891,226	270,765,308
Investments in securities, at value	$169,204,911	$16,344,044	$21,915,284	254,620,254
Cash	37,478	—	3,161	—
Deposits with broker +	254,839	36,231	37,902	379,228
Receivable for securities sold	1,808,569	—	—	3,065,250
Interest and dividends receivable	101,146	20,529	31,676	498,273
Total Assets	171,406,943	16,400,804	21,988,023	258,563,005
Liabilities:
Unrealized depreciation on futures contracts	86,945	9,801	15,022	106,752
Payable for Portfolio shares redeemed	96,705	34,848	35,424	349,667
Payable for securities purchased	1,686,975	—	—	2,682,352
Accrued investment advisory fees - net	72,794	5,858	5,303	97,005
Accrued distribution (12b-1) fees	9,466	1,670	670	1,684
Administrative service fees payable	11,645	2,483	2,776	17,024
Accrued expenses and other liabilities	4,312	475	822	6,671
Total Liabilities	1,968,842	55,135	60,017	3,261,155
Net Assets	$169,438,101	$16,345,669	$21,928,006	255,301,850

Net Assets:
Paid in capital	$175,453,937	$18,045,321	$22,759,105	272,513,480
Accumulated loss	(6,015,836)	(1,699,652)	(831,099)	(17,211,630)
Net Assets	$169,438,101	$16,345,669	$21,928,006	$255,301,850

Class I Shares:
Net assets	$126,148,590	$8,812,685	$18,963,392	248,141,407
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	12,731,789	959,352	1,963,277	26,418,672
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.91	$9.19	$9.66	9.39

Class II Shares:
Net assets	$43,289,511	$7,532,984	$2,964,614	7,160,443
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	4,371,094	820,758	307,292	761,916
Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.90	$9.18	$9.65	9.40

+	Collateral for futures contracts and foreign currency contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2018

	Global Atlantic	Global Atlantic Goldman		Global Atlantic Goldman	Global Atlantic Goldman
	BlackRock High	Sachs Core Fixed		Sachs Global Equity	Sachs Large Cap Growth
Assets:	Yield Portfolio	Income Portfolio		Insights Portfolio	Insights Portfolio
Investments in securities, at cost	$75,568,879	$106,779,589		$30,166,031	$84,823,513
Investments in securities, at value	$69,213,984	$106,285,002		$27,409,523	$81,303,355
Cash	—	—		—	6,140
Foreign cash (Cost: $0, $19,660, $21,864, and $0, respectively)	—	18,667		22,025	—
Deposits with broker +	17,386	79,200		—	—
Unrealized appreciation on futures contracts	—	174,617		—	—
Unrealized appreciation on swap contracts	—	71,560		—	—
Interest and dividends receivable	1,252,997	553,446		40,966	38,007
Receivable for Portfolio shares sold	—	38,432		—	—
Receivable for securities sold	—	11,291,563		—	—
Due from broker	—	23,566		—	—
Total Assets	70,484,367	118,536,053		27,472,514	81,347,502
Liabilities:
Unrealized depreciation on futures contracts	3,384	—		—	—
Unrealized depreciation on forward foreign currency contracts	—	12,303		—	—
Payable for securities purchased	—	25,733,399		—	—
Payable for portfolio shares redeemed	118,584	—		7,582	130,351
Accrued investment advisory fees - net	28,529	21,297		13,308	22,826
Accrued distribution (12b-1) fees	237	—		2,660	714
Administrative service fees payable	5,842	7,074		3,283	6,355
Accrued expenses and other liabilities	1,858	2,423		1,008	2,072
Total Liabilities	158,434	25,776,496		27,841	162,318
Net Assets	$70,325,933	$92,759,557		$27,444,673	$81,185,184

Net Assets:
Paid in capital	$74,232,224	$92,099,989		$30,675,102	$83,403,609
Accumulated earnings (loss)	(3,906,291)	659,568		(3,230,429)	(2,218,425)
Net Assets	$70,325,933	$92,759,557		$27,444,673	$81,185,184

Class I Shares:
Net assets	$69,255,380	$92,759,547		$15,290,209	$77,929,795
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	7,342,847	9,347,348		1,678,773	7,988,051

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.43	$9.92		$9.11	$9.76

Class II Shares:
Net assets	$1,070,553	$10		$12,154,464	$3,255,389
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	113,783	1		1,336,536	334,213

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.41	$9.92	(a)	$9.09	$9.74

(a)	NAV may not recalculate due to rounding of net assets.

+	Collateral for forward foreign currency contracts and futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2018

Global Atlantic Goldman
Sachs Mid Cap Value
Assets:	Insights Portfolio
Investments in securities, at cost	$138,874,712
Investments in securities, at value	$124,080,516
Interest and dividends receivable	251,120
Receivable for Portfolio shares sold	892
Total Assets	124,332,528
Liabilities:
Payable for Portfolio shares redeemed	85,048
Accrued investment advisory fees - net	54,622
Accrued distribution (12b-1) fees	16,563
Administrative service fees payable	9,074
Accrued expenses and other liabilities	3,260
Total Liabilities	168,567
Net Assets	$124,163,961

Net Assets:
Paid in capital	$138,249,058
Accumulated loss	(14,085,097)
Net Assets	$124,163,961

Class I Shares:
Net assets	$49,080,085
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	5,403,335

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.08

Class II Shares:
Net assets	$75,083,876
Total shares outstanding at end of period ($0 par value, unlimited shares authorized)	8,281,596

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$9.07

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations
For the Year Ended December 31, 2018

	Global Atlantic	Global Atlantic	Global Atlantic	Global Atlantic BlackRock
	BlackRock Allocation	BlackRock Disciplined	BlackRock Disciplined	Disciplined International
	Portfolio	Core Portfolio	Growth Portfolio	Core Portfolio
Investment Income:
Dividend income	$2,069,334	$10,966,724 *	$296,578 **	$4,383,822 ***
Interest income	1,741	152,807	5,474	40,336
Total Investment Income	2,071,075	11,119,531	302,052	4,424,158
Expenses:
Investment advisory fees	189,924	2,180,588	88,514	871,857
Distribution fees (12b-1) - Class II Shares	36,019	94,485	49,174	99,045
Administrative service fees	60,897	374,588	14,860	94,762
Legal fees	17,175	140,690	3,866	37,010
Trustees fees	9,256	40,404	2,201	10,285
Custody fees	—	524	5	84
Miscellaneous Expense	24	167	5	43
Total Expenses	313,295	2,831,446	158,625	1,113,086
Expenses waived	(8,542)	(50,540)	(3,754)	(9,810)
Net Expenses	304,753	2,780,906	154,871	1,103,276
Net Investment Income	1,766,322	8,338,625	147,181	3,320,882

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts, Foreign Currency Translations and Payments From Affiliate
Net realized gain/(loss) on:
Investments	(239,566)	(6,173,071)	446,713	(6,435,168)
Futures contracts	—	2,028,327	(18,646)	(292,932)
Futures commissions	—	(12,997)	(280)	(2,321)
Foreign currency translations	—	335	—	(166,168)
Forward foreign currency contracts	(249,954)	—	—	171,649
Payments from affiliate	876	53,961	—	118,147
	(488,644)	(4,103,445)	427,787	(6,606,793)
Net change in unrealized depreciation on:
Investments	(5,694,631)	(31,887,582)	(794,194)	(21,069,202)
Futures contracts	—	(223,173)	682	(112,589)
Foreign currency translations	3,940	(940)	—	(9,829)
Forward foreign currency contracts	67,076	—	—	(120)
	(5,623,615)	(32,111,695)	(793,512)	(21,191,740)
Net Realized and Unrealized Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts, Foreign Currency Translations and Payments From Affiliate	(6,112,259)	(36,215,140)	(365,725)	(27,798,533)
Net Decrease in Net Assets Resulting from Operations	$(4,345,937)	$(27,876,515)	$(218,544)	$(24,477,651)

*	Foreign Taxes Withheld $21,771

**	Foreign Taxes Withheld $2

***	Foreign Taxes Withheld $519,683

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2018

	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic BlackRock	Global Atlantic
	Disciplined Mid Cap	Disciplined Small Cap	Disciplined U.S. Core	BlackRock Disciplined
	Growth Portfolio	Portfolio	Portfolio	Value Portfolio
Investment Income:
Dividend income	$2,949,788 *	$242,339 **	$484,516	$7,353,203 ***
Interest income	49,233	8,093	8,119	70,215
Total Investment Income	2,999,021	250,432	492,635	7,423,418
Expenses:
Investment advisory fees	1,014,177	103,173	98,118	1,353,298
Distribution fees (12b-1) - Class II Shares	112,467	19,890	7,188	22,421
Administrative service fees	124,893	14,350	18,504	203,498
Legal fees	46,609	4,563	5,898	69,492
Trustees fees	12,974	1,450	2,145	22,569
Miscellaneous Expense	54	5	7	83
Total Expenses	1,311,174	143,431	131,860	1,671,361
Expenses waived	(35,854)	(3,138)	(3,915)	(25,935)
Net Expenses	1,275,320	140,293	127,945	1,645,426
Net Investment Income	1,723,701	110,139	364,690	5,777,992
Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Translations and Payments from Affiliate
Net realized gain (loss) on:
Investments	(834,342)	514,437	89,385	(2,457,618)
Futures contracts	864,911	(58,115)	(35,565)	(80,828)
Futures commissions	(4,120)	(754)	(297)	(2,051)
Foreign currency translations	2	(439)	(2)	5
Payments from affiliate	19,123	1,987	678	1,058
	45,574	457,116	54,199	(2,539,434)
Net change in unrealized depreciation on:
Investments	(8,449,340)	(2,433,537)	(1,573,017)	(24,997,951)
Futures contracts	(99,025)	(9,043)	(15,075)	(153,788)
	(8,548,365)	(2,442,580)	(1,588,092)	(25,151,739)
Net Realized and Unrealized Loss on Investments, Futures Contracts, Foreign Currency Translations and Payments From Affiliate	(8,502,791)	(1,985,464)	(1,533,893)	(27,691,173)
Net Decrease in Net Assets Resulting from Operations	$(6,779,090)	$(1,875,325)	$(1,169,203)	$(21,913,181)

*	Foreign Taxes Withheld $468

**	Foreign Taxes Withheld $26

***	Foreign Taxes Withheld $418

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2018

	Global Atlantic	Global Atlantic Goldman	Global Atlantic Goldman	Global Atlantic Goldman
	BlackRock High	Sachs Core Fixed	Sachs Global Equity	Sachs Large Cap Growth
	Yield Portfolio	Income Portfolio	Insights Portfolio	Insights Portfolio
Investment Income:
Dividend income	$1,433	$—	$651,054 *	$1,183,704
Interest income	4,697,500	2,539,507	917	10,957
Total Investment Income	4,698,933	2,539,507	651,971	1,194,661
Expenses:
Investment advisory fees	403,013	292,910	198,698	347,010
Distribution fees (12b-1) - Class II Shares	3,054	—	31,902	7,199
Administrative service fees	55,910	59,217	22,875	65,086
Legal fees	15,786	22,797	8,121	22,156
Trustees fees	8,957	6,091	2,060	6,924
Custody fees	16	2,888	547	—
Miscellaneous Expense	22	27	9	26
Total Expenses	486,758	383,930	264,212	448,401
Expenses waived	(8,365)	(9,926)	(4,573)	(9,822)
Net Expenses	478,393	374,004	259,639	438,579
Net Investment Income	4,220,540	2,165,503	392,332	756,082

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, Foreign Currency Translations, Forward Foreign Currency Contracts and Payments from Affiliate
Net realized gain/(loss) on:
Investments	(1,815,310)	(827,549)	(515,979)	1,090,119
Futures contracts	82,704	(360,638)	—	438
Futures commissions	(958)	(11,393)	—	—
Payments from affiliate	—	695	3,240	461
Swap Contracts	—	47,381	—	—
Forward foreign currency contracts	—	138,625	—	—
Foreign currency translations	—	(216,220)	(24,835)	—
	(1,733,564)	(1,229,099)	(537,574)	1,091,018
Net change in unrealized depreciation on:
Investments	(5,856,633)	(463,555)	(3,308,265)	(5,347,626)
Futures contracts	(19,929)	191,546	—	—
Swap contracts	—	71,560	—	—
Forward foreign currency contracts	—	14,511	—	—
Foreign currency translations	—	(548)	(3,415)	—
	(5,876,562)	(186,486)	(3,311,680)	(5,347,626)
Net Realized and Unrealized Loss on Investments, Futures Contracts, Swap Contracts, Foreign Currency Translations, Forward Foreign Currency Contracts and Payments From Affiliate	(7,610,126)	(1,415,585)	(3,849,254)	(4,256,608)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,389,586)	$749,918	$(3,456,922)	$(3,500,526)

*	Foreign Taxes Withheld $42,849.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2018

Global Atlantic Goldman
Sachs Mid Cap Value
Insights Portfolio
Investment Income:
Dividend income	$2,781,380 *
Interest income	18,563
Total Investment Income	2,799,943
Expenses:
Investment advisory fees	750,608
Distribution fees (12b-1) - Class II Shares	188,780
Administrative service fees	92,574
Legal fees	34,684
Trustees fees	9,580
Miscellaneous expense	40
Total Expenses	1,076,266
Expenses waived	(12,865)
Net Expenses	1,063,401
Net Investment Income	1,736,542

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Payments From Affiliate
Net Realized Gain (Loss) on:
Investments	349,347
Futures contracts	(605,880)
Futures commissions	(1,458)
Payments from affiliate	5,673
(252,318)
Net change in unrealized depreciation on:
Investments	(16,219,628)
(16,219,628)

Net Realized and Unrealized Loss on Investments, Futures Contracts and Payments from Affiliate	(16,471,946)
Net Decrease in Net Assets Resulting from Operations	$(14,735,404)

*	Foreign Taxes Withheld $357.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic BlackRock
	Allocation Portfolio		Disciplined Core Portfolio
	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017*	2018	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,766,322	$492,081	$8,338,625	$626,358
Net realized gain/(loss) on investments, futures contracts, forward foreign currency contracts, foreign currency translations and payments from affiliate	(488,644)	(72,175)	(4,103,445)	1,636,161
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(5,623,615)	1,125,381	(32,111,695)	8,963,755
Net increase (decrease) in net assets resulting from operations	(4,345,937)	1,545,287	(27,876,515)	11,226,274

From Distributions to Shareholders:
Total distributions paid **	(361,277)	—	(8,261,415)	—
Total distributions to shareholders	(361,277)	—	(8,261,415)	—

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	4,710,096	75,524,306	275,178,625	311,998,253
Class II	8,539,942	9,050,156	5,280,712	36,742,558
Reinvestment of distributions
Class 1	319,042	—	7,813,964	—
Class 2	42,236	—	447,452	—
Cost of shares redeemed
Class 1	(12,957,720)	(1,794,566)	(78,346,434)	(6,968,659)
Class II	(2,903,952)	(99,858)	(7,914,091)	(388,372)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,250,356)	82,680,038	202,460,228	341,383,780
Total increase (decrease) in net assets	(6,957,570)	84,225,325	166,322,298	352,610,054

Net Assets:
Beginning of period	84,225,325	—	352,610,054	—
End of period ***	$77,267,755	$84,225,325	$518,932,352	$352,610,054

Share Activity:
Class 1
Shares Sold	458,954	7,557,486	26,048,710	31,127,893
Shares Reinvested	32,456	—	761,595	—
Shares Redeemed	(1,270,339)	(178,425)	(7,300,038)	(677,239)
Net increase (decrease) in shares of beneficial interest outstanding	(778,929)	7,379,061	19,510,267	30,450,654

Share Activity:
Class II
Shares Sold	831,755	896,907	489,813	3,575,334
Shares Reinvested	4,301	—	43,654	—
Shares Redeemed	(285,815)	(9,879)	(735,161)	(37,533)
Net increase (decrease) in shares of beneficial interest outstanding	550,241	887,028	(201,694)	3,537,801

*	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

**	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes To Financial Statements for more information. No distributions were paid during the period ended December 31, 2017.

***	Net Assets - End of period include distribution in excess of net investment income of $410,263 and $626,325 as of December 31, 2017 for Global Atlantic BlackRock Allocation Portfolio and Global Atlantic BlackRock Disciplined Core Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic BlackRock Disciplined
	Disciplined Growth Portfolio		International Core Portfolio
	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017*	2018	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$147,181	$35,461	$3,320,882	$182,389
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and payments from affiliate	427,787	143,379	(6,606,793)	19,116
Net change in unrealized appreciation (depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	(793,512)	467,228	(21,191,740)	1,555,794
Net increase (decrease) in net assets resulting from operations	(218,544)	646,068	(24,477,651)	1,757,299

From Distributions to Shareholders:
Total distributions paid **	(283,113)	—	(3,135,099)	—
Total distributions to shareholders	(283,113)	—	(3,135,099)	—

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	—	—	60,436,711	67,121,000
Class II	701,973	20,598,578	47,547,508	5,062,115
Reinvestment of distributions
Class 1	—	—	2,260,346	—
Class 2	283,113	—	874,754	—
Cost of shares redeemed
Class I	—	—	(11,619,140)	(1,676,131)
Class II	(5,210,960)	(710,492)	(4,308,815)	(96,383)
Net increase (decrease) in net assets from share transactions of beneficial interest	(4,225,874)	19,888,086	95,191,364	70,410,601
Total increase (decrease) in net assets	(4,727,531)	20,534,154	67,578,614	72,167,900

Net Assets:
Beginning of period	20,534,154	—	72,167,900	—
End of period ***	$15,806,623	$20,534,154	$139,746,514	$72,167,900

Share Activity:
Class I
Shares Sold	—	—	5,956,019	6,744,358
Shares Reinvested	—	—	259,512	—
Shares Redeemed	—	—	(1,184,435)	(167,013)
Net increase in shares of beneficial interest outstanding	—	—	5,031,096	6,577,345

Share Activity:
Class II
Shares Sold	63,002	2,059,777	4,680,473	509,672
Shares Reinvested	27,118	—	100,546	—
Shares Redeemed	(475,123)	(69,881)	(445,806)	(9,612)
Net increase (decrease) in shares of beneficial interest outstanding	(385,003)	1,989,896	4,335,213	500,060

*	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

**	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes To Financial Statements for more information. No distributions were paid during the period ended December 31, 2017.

***	Net Assets - End of period include distribution in excess of net investment income of $35,450 and $178,881 as of December 31, 2017 for Global Atlantic BlackRock Disciplined Growth Portfolio and Global Atlantic BlackRock Disciplined International Core Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic BlackRock
	Disciplined Mid Cap Growth Portfolio		Disciplined Small Cap Portfolio
	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017*	2018	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,723,701	$100,714	$110,139	$17,274
Net realized gain on investments, futures contracts, foreign currency translations and payments from affiliate	45,574	466,926	457,116	61,623
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(8,548,365)	2,320,693	(2,442,580)	201,297
Net increase (decrease) in net assets resulting from operations	(6,779,090)	2,888,333	(1,875,325)	280,194

From Distributions to Shareholders:
Total distributions paid **	(2,125,079)	—	(104,521)	—
Total distributions to shareholders	(2,125,079)	—	(104,521)	—

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	60,544,967	92,925,853	154,274	11,512,090
Class II	34,653,907	17,899,858	5,930,065	4,076,758
Reinvestment of distributions
Class 1	1,648,223	—	65,101	—
Class 2	476,857	—	39,420	—
Cost of shares redeemed
Class I	(23,194,442)	(2,095,171)	(1,925,214)	(307,907)
Class II	(7,045,289)	(360,826)	(1,470,068)	(29,198)
Net increase in net assets from share transactions of beneficial interest	67,084,223	108,369,714	2,793,578	15,251,743
Total increase in net assets	58,180,054	111,258,047	813,732	15,531,937

Net Assets:
Beginning of period	111,258,047	—	15,531,937	—
End of period ***	$169,438,101	$111,258,047	$16,345,669	$15,531,937

Share Activity:
Class I
Shares Sold	5,651,636	9,234,622	14,058	1,151,343
Shares Reinvested	160,177	—	6,523	—
Shares Redeemed	(2,110,745)	(203,901)	(182,058)	(30,514)
Net increase (decrease) in shares of beneficial interest outstanding	3,701,068	9,030,721	(161,477)	1,120,829

Share Activity:
Class II
Shares Sold	3,246,172	1,755,442	556,716	401,660
Shares Reinvested	46,342	—	3,950	—
Shares Redeemed	(641,559)	(35,303)	(138,711)	(2,857)
Net increase in shares of beneficial interest outstanding	2,650,955	1,720,139	421,955	398,803

*	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

**	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes To Financial Statements for more information. No distributions were paid during the period ended December 31, 2017.

***	Net Assets - End of period include distribution in excess of net investment income of $100,681 and $17,274 as of December 31, 2017 for Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio and Global Atlantic BlackRock Disciplined Small Cap Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic BlackRock
	Disciplined U.S. Core Portfolio		Disciplined Value Portfolio
	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017*	2018	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$364,690	$63,301	$5,777,992	$665,532
Net realized gain (loss) on investments, futures contracts, foreign currency translations and payments from affiliate	54,199	198,528	(2,539,434)	1,409,299
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,588,092)	597,127	(25,151,739)	8,899,933
Net increase(decrease) in net assets resulting from operations	(1,169,203)	858,956	(21,913,181)	10,974,764

From Distributions to Shareholders:
Total distributions paid **	(520,852)	—	(6,273,213)	—
Total distributions to shareholders	(520,852)	—	(6,273,213)	—

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	464,122	23,003,831	5,139,697	303,786,150
Class II	3,681,529	215,452	132,447	9,493,700
Reinvestment of distributions
Class 1	450,406	—	6,102,375	—
Class 2	70,446	—	170,839	—
Cost of shares redeemed
Class I	(3,743,802)	(741,936)	(45,420,543)	(5,035,843)
Class II	(640,775)	(168)	(1,820,772)	(34,570)
Net increase (decrease) in net assets from share transactions of beneficial interest	281,926	22,477,179	(35,695,957)	308,209,437
Total increase (decrease) in net assets	(1,408,129)	23,336,135	(63,882,351)	319,184,201

Net Assets:
Beginning of period	23,336,135	—	319,184,201	—
End of period ***	$21,928,006	$23,336,135	$255,301,850	$319,184,201

Share Activity:
Class I
Shares Sold	43,680	2,295,486	488,141	30,144,599
Shares Reinvested	44,157	—	616,402	—
Shares Redeemed	(347,902)	(72,144)	(4,342,073)	(488,397)
Net increase (decrease) in shares of beneficial interest outstanding	(260,065)	2,223,342	(3,237,530)	29,656,202

Share Activity:
Class II
Shares Sold	340,460	21,015	12,505	916,694
Shares Reinvested	6,913	—	17,239	—
Shares Redeemed	(61,079)	(17)	(181,213)	(3,309)
Net increase (decrease) in shares of beneficial interest outstanding	286,294	20,998	(151,469)	913,385

*	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

**	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes To Financial Statements for more information. No distributions were paid during the period ended December 31, 2017.

***	Net Assets - End of period include distribution in excess of net investment income of $63,289 and $665,496 as of December 31, 2017 for Global Atlantic BlackRock Disciplined U.S. Core Portfolio and Global Atlantic BlackRock Disciplined Value Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic BlackRock		Global Atlantic Goldman Sachs
	High Yield Portfolio		Core Fixed Income Portfolio
	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017*	2018	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$4,220,540	$475,457	$2,165,503	$76,330
Net realized loss on investments, futures contracts, swap contracts, payments from affiliate, foreign currency translations and forward foreign currency contracts	(1,733,564)	(27,418)	(1,229,099)	(44,627)
Net change in unrealized depreciation on investments, futures contracts, forward foreign currency contracts, foreign currency translations and swap contracts	(5,876,562)	(481,717)	(186,486)	(74,969)
Net increase (decrease) in net assets resulting from operations	(3,389,586)	(33,678)	749,918	(43,266)

From Distributions to Shareholders:
Total distributions paid **	(483,027)	—	(47,084)	—
Total distributions to shareholders	(483,027)	—	(47,084)	—

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	8,510,950	87,802,702	71,228,815	35,878,977
Class II	43,566	1,456,499	—	10
Reinvestment of distributions
Class 1	475,788	—	47,084	—
Class 2	7,239	—	—	—
Cost of shares redeemed
Class I	(18,991,102)	(4,692,905)	(14,478,734)	(576,163)
Class II	(322,915)	(57,598)	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(10,276,474)	84,508,698	56,797,165	35,302,824
Total increase (decrease) in net assets	(14,149,087)	84,475,020	57,499,999	35,259,558

Net Assets:
Beginning of period	84,475,020	—	35,259,558	—
End of period ***	$70,325,933	$84,475,020	$92,759,557	$35,259,558

Share Activity:
Class I
Shares Sold	861,033	8,846,295	7,289,283	3,589,454
Shares Reinvested	48,649	—	4,829	—
Shares Redeemed	(1,938,480)	(474,650)	(1,478,494)	(57,724)
Net increase (decrease) in shares of beneficial interest outstanding	(1,028,798)	8,371,645	5,815,618	3,531,730

Share Activity:
Class II
Shares Sold	4,390	147,418	—	1
Shares Reinvested	742	—	—	—
Shares Redeemed	(32,950)	(5,817)	—	—
Net increase (decrease) in shares of beneficial interest outstanding	(27,818)	141,601	—	1

*	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

**	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes To Financial Statements for more information. No distributions were paid during the period ended December 31, 2017.

***	Net Assets - End of period included distribution in excess of net investment income of $475,457 and $73,481 as of December 31, 2017 for Global Atlantic BlackRock High Yield Portfolio and Global Atlantic Goldman Sachs Core Fixed Income Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic Goldman Sachs		Global Atlantic Goldman Sachs
	Global Equity Insights Portfolio		Large Cap Growth Insights Portfolio
	Year ended	Period ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,
	2018	2017*	2018	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$392,332	$36,615	$756,082	$181,650
Net realized gain (loss) on investments, foreign currency translations, payments from affiliate and futures contracts	(537,574)	41,964	1,091,018	498,104
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,311,680)	554,824	(5,347,626)	1,827,468
Net increase (decrease) in net assets resulting from operations	(3,456,922)	633,403	(3,500,526)	2,507,222
From Distributions to Shareholders:
Total distributions paid **	(406,910)	—	(1,225,121)	—
Total distributions to shareholders	(406,910)	—	(1,225,121)	—

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	762,193	19,993,673	11,264,824	84,849,029
Class II	11,946,181	4,500,102	4,150,216	18,286
Reinvestment of distributions
Class 1	239,600	—	1,181,346	—
Class 2	167,310	—	43,775	—
Cost of shares redeemed
Class I	(3,663,162)	(642,326)	(15,403,543)	(2,177,891)
Class II	(2,600,439)	(28,030)	(522,157)	(276)
Net increase in net assets from share transactions of beneficial interest	6,851,683	23,823,419	714,461	82,689,148
Total increase (decrease) in net assets	2,987,851	24,456,822	(4,011,186)	85,196,370

Net Assets:
Beginning of period	24,456,822	—	85,196,370	—
End of period ***	$27,444,673	$24,456,822	$81,185,184	$85,196,370

Share Activity:
Class I
Shares Sold	71,956	1,999,307	1,025,070	8,484,786
Shares Reinvested	24,881	—	115,141	—
Shares Redeemed	(354,007)	(63,364)	(1,423,308)	(213,638)
Net increase (decrease) in shares of beneficial interest outstanding	(257,170)	1,935,943	(283,097)	8,271,148

Share Activity:
Class II
Shares Sold	1,129,288	444,520	376,728	1,829
Shares Reinvested	17,392	—	4,271	—
Shares Redeemed	(251,916)	(2,748)	(48,588)	(27)
Net increase in shares of beneficial interest outstanding	894,764	441,772	332,411	1,802

*	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

**	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes To Financial Statements for more information. No distributions were paid during the period ended December 31, 2017.

***	Net Assets - End of period included distribution in excess of net investment income of $27,190 and $179,717 as of December 31, 2017 for Global Atlantic Goldman Sachs Global Equity Insights Portfolio and Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, respectively.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Statements of Changes in Net Assets

	Global Atlantic Goldman Sachs
	Mid Cap Value Insights Portfolio
	Year ended	Period ended
	December 31,	December 31,
	2018	2017*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,736,542	$200,949
Net realized gain (loss) on investments, futures contracts and payments from affiliate	(252,318)	181,778
Net change in unrealized appreciation (depreciation) on investments	(16,219,628)	1,425,432
Net increase (decrease) in net assets resulting from operations	(14,735,404)	1,808,159
From Distributions to Shareholders:
Total distributions paid **	(1,157,852)	—
Total distributions to shareholders	(1,157,852)	—

From Shares of Beneficial Interest:
Proceeds from shares sold
Class I	608,534	66,563,971
Class II	79,279,639	13,478,826
Reinvestment of distributions
Class 1	516,181	—
Class 2	641,671	—
Cost of shares redeemed
Class I	(11,691,655)	(1,157,852)
Class II	(9,860,791)	(129,466)
Net increase in net assets from share transactions of beneficial interest	59,493,579	78,755,479
Total increase in net assets	43,600,323	80,563,638

Net Assets:
Beginning of period	80,563,638	—
End of period ***	$124,163,961	$80,563,638

Share Activity:
Class I
Shares Sold	58,962	6,534,241
Shares Reinvested	53,380	—
Shares Redeemed	(1,130,804)	(112,444)
Net increase (decrease) in shares of beneficial interest outstanding	(1,018,462)	6,421,797

Share Activity:
Class II
Shares Sold	7,862,414	1,315,623
Shares Reinvested	66,494	—
Shares Redeemed	(950,389)	(12,546)
Net increase in shares of beneficial interest outstanding	6,978,519	1,303,077

*	The Portfolio’s inception date is November 1, 2017. The Portfolio commenced operations on November 6, 2017.

**	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes To Financial Statements for more information. No distributions were paid during the period ended December 31, 2017.

***	Net Assets - End of period included distribution in excess of net investment income of $179,651 as of December 31, 2017.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Year ended		Period Ended
	December 31,		December 31,
	2018		2017 (a)
Net asset value, beginning of period	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.21		0.06
Net realized and unrealized gain (loss) on investments	(0.73)		0.13
Total income (loss) from investment operations	(0.52)		0.19
Less distributions from:
Net investment income	(0.05)		—
Net realized gain	(0.00	) (j)	—
Total distributions from net investment income and net realized gains	(0.05)		—
Net asset value, end of period	$9.62		$10.19
Total return (d, i)	(5.14)%		1.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$63,462		$75,191	(g)
Ratio of net expenses to average net assets (e)	0.31%		0.31	% (g)
Ratio of gross expenses to average net assets (e,f,)	0.32%		0.32	% (g)
Ratio of net investment income to average net assets (c,e)	2.06%		4.15	% (g)
Portfolio turnover rate	54%		2	% (h)

(a)	Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(j)	Less than $0.005 per share

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Year ended		Period Ended
	December 31,		December 31,
	2018		2017 (a)
Net asset value, beginning of period	$10.18		$10.00
Income from investment operations:
Net investment income (b,c)	0.20		0.14
Net realized and unrealized gain (loss) on investments	(0.74)		0.04
Total income (loss) from investment operations	(0.54)		0.18
Less distributions from:
Net investment income	(0.03)		—
Net realized gain	(0.00	) (j)	—
Total distributions from net investment income and net realized gains	(0.03)		—
Net asset value, end of period	$9.61		$10.18
Total return (d, i)	(5.33)%		1.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$13,806		$9,034	(g)
Ratio of net expenses to average net assets (e)	0.56%		0.56	% (g)
Ratio of gross expenses to average net assets (e,f,)	0.57%		0.56	% (g)
Ratio of net investment income to average net assets (c,e)	1.99%		9.11	% (g)
Portfolio turnover rate	54%		2	% (h)

(a)	Global Atlantic BlackRock Allocation Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

(j)	Less than $0.005 per share

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.38	$10.00
Income from investment operations:
Net investment income (b)	0.16	0.03
Net realized and unrealized gain (loss) on investments	(0.64)	0.35
Total income (loss) from investment operations	(0.48)	0.38
Less distributions from:
Net investment income	(0.12)	—
Net realized gain	(0.04)	—
Total distributions from net investment income and net realized gains	(0.16)	—
Net asset value, end of period	$9.74	$10.38
Total return (c,g)	(4.75)%	3.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$486,491	$315,936
Ratio of net expenses to average net assets	0.48%	0.48	% (d)
Ratio of gross expenses to average net assets (e)	0.49%	0.48	% (d)
Ratio of net investment income to average net assets	1.51%	1.67	% (d)
Portfolio turnover rate	156%	18	% (f)

(a)	Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.37	$10.00
Income from investment operations:
Net investment income (b)	0.13	0.02
Net realized and unrealized gain (loss) on investments	(0.65)	0.35
Total income (loss) from investment operations	(0.52)	0.37
Less distributions from:
Net investment income	(0.09)	—
Net realized gain	(0.04)	—
Total distributions from net investment income and net realized gains	(0.13)	—
Net asset value, end of period	$9.72	$10.37
Total return (c,g)	(5.06)%	3.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$32,442	$36,674
Ratio of net expenses to average net assets	0.73%	0.72	% (d)
Ratio of gross expenses to average net assets (e)	0.74%	0.72	% (d)
Ratio of net investment income to average net assets	1.24%	1.00	% (d)
Portfolio turnover rate	156%	18	% (f)

(a)	Global Atlantic BlackRock Disciplined Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.32	$10.00
Income from investment operations:
Net investment income (b)	0.08	0.02
Net realized and unrealized gain (loss) on investments	(0.38)	0.30
Total income (loss) from investment operations	(0.30)	0.32
Less distributions from:
Net investment income	(0.08)	—
Net realized gain	(0.09)	—
Total distributions from net investment income and net realized gains	(0.17)	—
Net asset value, end of period	9.85	10.32
Total return (c)	(2.98)%	3.20	% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$15,807	$20,534
Ratio of net expenses to average net assets	0.79%	0.79	% (d)
Ratio of gross expenses to average net assets (e)	0.81%	0.80	% (d)
Ratio of net investment income to average net assets	0.75%	1.14	% (d)
Portfolio turnover rate	156%	23	% (f)

(a)	Global Atlantic BlackRock Disciplined Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Year ended		Period Ended
	December 31,		December 31,
	2018		2017 (a)
Net asset value, beginning of period	$10.20		$10.00
Income from investment operations:
Net investment income (b,c)	0.23		0.03
Net realized and unrealized gain (loss) on investments	(1.74)		0.17
Total income (loss) from investment operations	(1.51)		0.20
Less distributions from:
Net investment income	(0.19)		—
Net realized gain	0.00		—
Total distributions from net investment income and net realized gains	(0.19)		—
Net asset value, end of period	$8.50		$10.20
Total return (d)	(14.80	)% (j)	2.00	% (i)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$98,694		$67,071
Ratio of net expenses to average net assets (e)	0.69%		0.69	% (g)
Ratio of gross expenses to average net assets (e,f)	0.70%		0.69	% (g)
Ratio of net investment income to average net assets (c,e)	2.30%		1.99	% (g)
Portfolio turnover rate	67%		4	% (h)

(a)	Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017, 0.13% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been 1.87%.

(j)	For the year ended December 31, 2018, 0.10% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been (14.90)%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined International Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Year ended		Period Ended
	December 31,		December 31,
	2018		2017 (a)
Net asset value, beginning of period	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.22		0.05
Net realized and unrealized gain (loss) on investments	(1.74)		0.14
Total income (loss) from investment operations	(1.52)		0.19
Less distributions from:
Net investment income	(0.18)		—
Net realized gain	0.00		—
Total distributions from net investment income and net realized gains	(0.18)		$—
Net asset value, end of period	$8.49		$10.19
Total return (d)	(14.95	)% (j)	1.90	% (i)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$41,052		$5,097
Ratio of net expenses to average net assets (e)	0.94%		0.93	% (g)
Ratio of gross expenses to average net assets (e,f)	0.95%		0.93	% (g)
Ratio of net investment income to average net assets (c,e)	2.23%		3.34	% (g)
Portfolio turnover rate	67%		4	% (h)

(a)	Global Atlantic BlackRock Disciplined International Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2017, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return.

(j)	For the year ended December 31, 2018, 0.10% of the Portfolio’s total return consisted of a reimbursement from an affiliate. Excluding this item, total return would have been (15.05)%.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.35	$10.00
Income from investment operations:
Net investment income (b)	0.11	0.01
Net realized and unrealized gain (loss) on investments	(0.43)	0.34
Total income (loss) from investment operations	(0.32)	0.35
Less distributions from:
Net investment income	(0.09)	—
Net realized gain	(0.03)	—
Total distributions from net investment income and net realized gains	(0.12)	$—
Net asset value, end of period	$9.91	$10.35
Total return (c,g)	(3.07)%	3.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$126,149	$93,457
Ratio of net expenses to average net assets	0.63%	0.63	% (d)
Ratio of gross expenses to average net assets (e)	0.65%	0.64	% (d)
Ratio of net investment income to average net assets	0.99%	0.79	% (d)
Portfolio turnover rate	168%	26	% (f)

(a)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.35	$10.00
Income from investment operations:
Net investment income (b)	0.08	0.01
Net realized and unrealized gain (loss) on investments	(0.43)	0.34
Total income (loss) from investment operations	(0.35)	0.35
Less distributions from:
Net investment income	(0.07)	—
Net realized gain	(0.03)	—
Total distributions from net investment income and net realized gains	(0.10)	$—
Net asset value, end of period	$9.90	$10.35
Total return (c,g)	(3.35)%	3.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$43,290	$17,801
Ratio of net expenses to average net assets	0.88%	0.88	% (d)
Ratio of gross expenses to average net assets (e)	0.90%	0.89	% (d)
Ratio of net investment income to average net assets	0.77%	0.41	% (d)
Portfolio turnover rate	168%	26	% (f)

(a)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.22	$10.00
Income from investment operations:
Net investment income (b)	0.07	0.01
Net realized and unrealized gain (loss) on investments	(1.04)	0.21
Total income from investment operations	(0.97)	0.22
Less distributions from:
Net investment income	(0.03)	—
Net realized gain	(0.03)	—
Total distributions from net investment income and net realized gains	(0.06)	$—
Net asset value, end of period	$9.19	$10.22
Total return (c,g)	(9.49)%	2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$8,813	$11,457
Ratio of net expenses to average net assets	0.63%	0.63	% (d)
Ratio of gross expenses to average net assets (e)	0.65%	0.64	% (d)
Ratio of net investment income to average net assets	0.67%	0.89	% (d)
Portfolio turnover rate	40%	15	% (f)

(a)	Global Atlantic BlackRock Disciplined Small Cap Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Small Cap Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.22	$10.00
Income from investment operations:
Net investment income (b)	0.05	0.01
Net realized and unrealized gain (loss) on investments	(1.05)	0.21
Total income (loss) from investment operations	(1.00)	0.22
Less distributions from:
Net investment income	(0.01)	—
Net realized gain	(0.03)	—
Total distributions from net investment income and net realized gains	(0.04)	$—
Net asset value, end of period	$9.18	$10.22
Total return (c,g)	(9.75)%	2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$7,533	$4,075
Ratio of net expenses to average net assets	0.88%	0.87	% (d)
Ratio of gross expenses to average net assets (e)	0.90%	0.87	% (d)
Ratio of net investment income to average net assets	0.44%	0.75	% (d)
Portfolio turnover rate	40%	15	% (f)

(a)	Global Atlantic BlackRock Disciplined Small Cap Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.40	$10.00
Income from investment operations:
Net investment income (b)	0.16	0.03
Net realized and unrealized gain (loss) on investments	(0.67)	0.37
Total income (loss) from investment operations	(0.51)	0.40
Less distributions from:
Net investment income	(0.14)	—
Net realized gain	(0.09)	—
Total distributions from net investment income and net realized gains	(0.23)	—
Net asset value, end of period	$9.66	$10.40
Total return (c,g)	(5.03)%	4.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$18,963	$23,118
Ratio of net expenses to average net assets	0.48%	0.48	% (d)
Ratio of gross expenses to average net assets (e)	0.50%	0.49	% (d)
Ratio of net investment income to average net assets	1.48%	1.88	% (d)
Portfolio turnover rate	172%	24	% (f)

(a)	Global Atlantic BlackRock Disciplined U.S. Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.39	$10.00
Income from investment operations:
Net investment income (b)	0.14	0.02
Net realized and unrealized gain (loss) on investments	(0.67)	0.37
Total income (loss) from investment operations	(0.53)	0.39
Less distributions from:
Net investment income	(0.12)	—
Net realized gain	(0.09)	—
Total distributions from net investment income and net realized gains	(0.21)	$—
Net asset value, end of period	$9.65	$10.39
Total return (c,g)	(5.17)%	3.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$2,965	$218
Ratio of net expenses to average net assets	0.73%	0.72	% (d)
Ratio of gross expenses to average net assets (e)	0.75%	0.72	% (d)
Ratio of net investment income to average net assets	1.25%	0.98	% (d)
Portfolio turnover rate	172%	24	% (f)

(a)	Global Atlantic BlackRock Disciplined U.S. Core Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Value Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class I Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.44	$10.00
Income from investment operations:
Net investment income (b)	0.20	0.03
Net realized and unrealized gain (loss) on investments	(1.02)	0.41
Total income (loss) from investment operations	(0.82)	0.44
Less distributions from:
Net investment income	(0.16)	—
Net realized gain	(0.07)	—
Total distributions from net investment income and net realized gains	(0.23)	—
Net asset value, end of period	$9.39	$10.44
Total return (c,g)	(7.97)%	4.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$248,141	$309,640
Ratio of net expenses to average net assets	0.54%	0.54	% (d)
Ratio of gross expenses to average net assets (e)	0.55%	0.54	% (d)
Ratio of net investment income to average net assets	1.93%	1.99	% (d)
Portfolio turnover rate	140%	17	% (f)

(a)	Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fees waived by the adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock Disciplined Value Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Year ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.45	$10.00
Income from investment operations:
Net investment income (b)	0.18	0.02
Net realized and unrealized gain (loss) on investments	(1.02)	0.43
Total income (loss) from investment operations	(0.84)	0.45
Less distributions from:
Net investment income	(0.14)	—
Net realized gain	(0.07)	—
Total distributions from net investment income and net realized gains	(0.21)	—
Net asset value, end of period	$9.40	$10.45
Total return (c,g)	(8.16)%	4.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$7,160	$9,545
Ratio of net expenses to average net assets	0.79%	0.78	% (d)
Ratio of gross expenses to average net assets (e)	0.80%	0.78	% (d)
Ratio of net investment income to average net assets	1.68%	1.34	% (d)
Portfolio turnover rate	140%	17	% (f)

(a)	Global Atlantic BlackRock Disciplined Value Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fees waived by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock High Yield Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class I Shares
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$9.92	$10.00
Income from investment operations:
Net investment income (b)	0.52	0.07
Net realized and unrealized loss on investments	(0.95)	(0.15)
Total loss from investment operations	(0.43)	(0.08)
Less distributions from:
Net investment income	(0.06)
Net realized gain	—
Total distributions from net investment income and net realized gains	(0.06)
Net asset value, end of period	$9.43	$9.92
Total return (c)	(4.32)%	(0.80	)% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$69,255	$83,070
Ratio of net expenses to average net assets	0.59%	0.59	% (d)
Ratio of gross expenses to average net assets (e)	0.60%	0.59	% (d)
Ratio of net investment income to average net assets	5.24%	4.54	% (d)
Portfolio turnover rate	36%	3	% (f)

(a)	Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic BlackRock High Yield Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$9.92	$10.00
Income from investment operations:
Net investment income (b)	0.49	0.07
Net realized and unrealized loss on investments	(0.94)	(0.15)
Total loss from investment operations	(0.45)	(0.08)
Less distributions from:
Net investment income	(0.06)
Net realized gain	—
Total distributions from net investment income and net realized gains	(0.06)
Net asset value, end of period	$9.41	$9.92
Total return (c)	(4.56)%	(0.80	)% (g)
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$1,071	$1,405
Ratio of net expenses to average net assets	0.84%	0.83	% (d)
Ratio of gross expenses to average net assets (e)	0.85%	0.83	% (d)
Ratio of net investment income to average net assets ()	4.99%	4.31	% (d)
Portfolio turnover rate	36%	3	% (f)

(a)	Global Atlantic BlackRock High Yield Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class I Shares
	Year Ended		Period Ended
	December 31,		December 31,
	2018		2017 (a)
Net asset value, beginning of period	$9.98		$10.00
Income from investment operations:
Net investment income (b)	0.25		0.03
Net realized and unrealized loss on investments	(0.31)		(0.05)
Total loss from investment operations	(0.06)		(0.02)
Less distributions from:
Net investment income	(0.00	) (h)	—
Total distributions from net investment income and net realized gains	(0.00)		—
Net asset value, end of period	$9.92		$9.98
Total return (c,g)	(0.55)%		(0.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$92,760		$35,260
Ratio of net expenses to average net assets	0.43%		0.43	% (d)
Ratio of gross expenses to average net assets (e)	0.44%		0.44	% (d)
Ratio of net investment income to average net assets	2.51%		1.64	% (d)
Portfolio turnover rate	248	%(i)	69	% (f)

(a)	Global Atlantic Goldman Sachs Core Fixed Income Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return.

(h)	Represents less than $0.005 per share.

(i)	The portfolio turnover rate excludes mortgage dollar roll transactions for the year ended December 31, 2018. If these were included in the calculation, the portfolio turnover would be 486%. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Year Ended		Period Ended
	December 31,		December 31,
	2018		2017 (a)
Net asset value, beginning of period	$9.98		$10.00
Income from investment operations:
Net realized and unrealized loss on investments	(0.06)		(0.02)
Total loss from investment operations	(0.06)		(0.02)
Less distributions from:
Net investment income	(0.00	) (h)	—
Net asset value, end of period	$9.92		$9.98
Total return (b,g)	(0.60)%		(0.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s) (f)	$10		$10
Ratio of net expenses to average net assets (d)	0.68%		0.68	% (c)
Ratio of gross expenses to average net assets	0.68%		0.68	% (c)
Ratio of net investment income to average net assets	0.00%		0.00	% (c)
Portfolio turnover rate	248	% (i)	69	% (e)

(a)	Global Atlantic Goldman Sachs Core Fixed Income Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(c)	Annualized.

(d)	Represents the ratio of expenses to average net assets per the April 27, 2018 prospectus and does not represent the operating expense for the period.

(e)	Not annualized.

(f)	Represents actual net assets.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received a reimbursement from a related party. This reimbursement had no impact on the Portfolio’s total return.

(h)	Represents less than $0.005 per share.

(i)	The portfolio turnover rate excludes mortgage dollar roll transactions for the year ended December 31, 2018. If these were included in the calculation, the portfolio turnover would be 486%. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.29	$10.00
Income from investment operations:
Net investment income (b)	0.14	0.02
Net realized and unrealized gain (loss) on investments	(1.18)	0.27
Total income (loss) from investment operations	(1.04)	0.29
Less distributions from:
Net investment income	(0.12)	—
Net realized gain	(0.02)	—
Total distributions from net investment income and net realized gains	(0.14)	—
Net asset value, end of period	$9.11	$10.29
Total return (c,g)	(10.20)%	2.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$15,290	$19,915
Ratio of net expenses to average net assets	0.72%	0.72	% (d)
Ratio of gross expenses to average net assets (e)	0.74%	0.73	% (d)
Ratio of net investment income to average net assets	1.32%	1.15	% (d)
Portfolio turnover rate	138%	11	% (f)

(a)	Global Atlantic Goldman Sachs Global Equity Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.28	$10.00
Income from investment operations:
Net investment income (b)	0.12	0.01
Net realized and unrealized gain (loss) on investments	(1.19)	0.27
Total income (loss) from investment operations	(1.07)	0.28
Less distributions from:
Net investment income	(0.10)	—
Net realized gain	(0.02)	—
Total distributions from net investment income and net realized gains	(0.12)	—
Net asset value, end of period	$9.09	$10.28
Total return (c,g)	(10.47)%	2.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$12,154	$4,542
Ratio of net expenses to average net assets	0.97%	0.96	% (d)
Ratio of gross expenses to average net assets (e)	0.99%	0.96	% (d)
Ratio of net investment income to average net assets	1.12%	0.74	% (d)
Portfolio turnover rate	138%	11	% (f)

(a)	Global Atlantic Goldman Sachs Global Equity Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class I Shares
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.30	$10.00
Income from investment operations:
Net investment income (b)	0.09	0.02
Net realized and unrealized gain (loss) on investments	(0.48)	0.28
Total income (loss) from investment operations	(0.39)	0.30
Less distributions from:
Net investment income	(0.09)	—
Net realized gain	(0.06)	—
Total distributions from net investment income and net realized gains	(0.15)	—
Net asset value, end of period	$9.76	$10.30
Total return (c,g)	(3.89)%	3.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$77,930	$85,178
Ratio of net expenses to average net assets	0.46%	0.46	% (d)
Ratio of gross expenses to average net assets (e)	0.47%	0.47	% (d)
Ratio of net investment income to average net assets	0.81%	1.41	% (d)
Portfolio turnover rate	192%	21	% (f)

(a)	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.29	$10.00
Income from investment operations:
Net investment income (b)	0.06	0.02
Net realized and unrealized gain (loss) on investments	(0.48)	0.27
Total income (loss) from investment operations	(0.42)	0.29
Less distributions from:
Net investment income	(0.07)	—
Net realized gain	(0.06)	—
Total distributions from net investment income and net realized gains	(0.13)	—
Net asset value, end of period	$9.74	$10.29
Total return (c,g)	(4.13)%	2.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$3,255	$19
Ratio of net expenses to average net assets	0.71%	0.71	% (d)
Ratio of gross expenses to average net assets (e)	0.72%	0.72	% (d)
Ratio of net investment income to average net assets	0.57%	1.16	% (d)
Portfolio turnover rate	192%	21	% (f)

(a)	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class I Shares
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.43	$10.00
Income from investment operations:
Net investment income (b)	0.14	0.04
Net realized and unrealized gain (loss) on investments	(1.39)	0.39
Total income (loss) from investment operations	(1.25)	0.43
Less distributions from:
Net investment income	(0.08)	—
Net realized gain	(0.02)	—
Total distributions from net investment income and net realized gains	(0.10)	—
Net asset value, end of period	$9.08	$10.43
Total return (c,g)	(12.10)%	4.30%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$49,080	$66,982
Ratio of net expenses to average net assets	0.64%	0.64	% (d)
Ratio of gross expenses to average net assets (e)	0.65%	0.64	% (d)
Ratio of net investment income to average net assets	1.33%	2.56	% (d)
Portfolio turnover rate	205%	12	% (f)

(a)	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
Financial Highlights
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Year Ended	Period Ended
	December 31,	December 31,
	2018	2017 (a)
Net asset value, beginning of period	$10.42	$10.00
Income from investment operations:
Net investment income (b)	0.13	0.04
Net realized and unrealized gain (loss) on investments	(1.40)	0.38
Total income (loss) from investment operations	(1.27)	0.42
Less distributions from:
Net investment income	(0.06)	—
Net realized gain	(0.02)	—
Total distributions from net investment income and net realized gains	(0.08)	—
Net asset value, end of period	$9.07	$10.42
Total return (c,g)	(12.26)%	4.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$75,084	$13,581
Ratio of net expenses to average net assets	0.89%	0.88	% (d)
Ratio of gross expenses to average net assets (e)	0.90%	0.88	% (d)
Ratio of net investment income to average net assets	1.22%	2.69	% (d)
Portfolio turnover rate	205%	12	% (f)

(a)	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio inception date is November 1, 2017. Commenced operations on November 6, 2017.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(f)	Not annualized.

(g)	For the period ended December 31, 2017 and the year ended December 31, 2018, the Portfolio received reimbursements from a related party. The reimbursements had no impact on the Portfolio’s total return.

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

The Global Atlantic Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) are comprised of twenty-five different actively managed portfolios, thirteen of which are discussed in this report. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date *	Investment Objective
Global Atlantic BlackRock Allocation Portfolio	November 6, 2017	Total return.
Global Atlantic BlackRock Disciplined Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined International Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Small Cap Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock Disciplined Value Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic BlackRock High Yield Portfolio	November 6, 2017	Total return.
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	November 6, 2017	Total return consisting of capital appreciation and income.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	November 6, 2017	Long-term capital appreciation.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	November 6, 2017	Long-term capital appreciation.

*	The Portfolios’ inception date is November 1, 2017. The Portfolios commenced operations on November 6, 2017.

The Global Atlantic BlackRock Allocation Portfolio is a non-diversified series of the Trust; all other Portfolios are diversified. Certain of the Portfolios operate as “fund of funds.” A “fund of funds” typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class I and Class II shares at net asset value, except the Global Atlantic BlackRock Disciplined Growth Portfolio, which only offers Class II shares. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Portfolio’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds and closed-end funds, as applicable.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the “Underlying Fund” or “Underlying Funds”). Each Underlying Fund is valued at its respective net asset values as reported by such investment company. Each Underlying Fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each Underlying Fund’s board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive exchange-traded funds (“ETFs”). An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in a Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, an ETF has fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (the “Adviser”) and/or Sub-Adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Fair Value Committee and Valuation Process – The Fair Value Committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for each Portfolio’s investments measured at fair value:

Global Atlantic BlackRock Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$77,328,380	$—	$—	$77,328,380
Short-Term Investment	86,313	—	—	86,313
Total	$77,414,693	$—	$—	$77,414,693

Global Atlantic BlackRock Disciplined Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$509,898,522	$—	$—	$509,898,522
Short-Term Investment	8,277,840	—	—	8,277,840
Total	$518,176,362	$—	$—	$518,176,362

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contract *	$196,158	$—	$—	$196,158
Total	$196,158	$—	$—	$196,158

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$15,469,162	$—	$—	$15,469,162
Short-Term Investment	328,974	—	—	328,974
Futures Contract *	1,682	—	—	1,682
Total	$15,799,818	$—	$—	$15,799,818

Global Atlantic BlackRock Disciplined International Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$126,932,940	$—	$—	$126,932,940
Exchange Traded Funds	8,558,452	—	—	8,558,452
Short-Term Investment	36,829	—	—	36,829
Total	$135,528,221	$—	$—	$135,528,221

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$106,955	$—	$—	$106,955
Forward Foreign Exchange Contracts	—	120	—	120
Total	$106,955	$120	$—	$107,075

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$166,594,134	$—	$—	$166,594,134
Short-Term Investment	2,610,777	—	—	2,610,777
Total	$169,204,911	$—	$—	$169,204,911

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$86,945	$—	$—	$86,945
Total	$86,945	$—	$—	$86,945

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$15,951,816	$—	$—	$15,951,816
Short-Term Investment	392,228	—	—	392,228
Total	$16,344,044	$—	$—	$16,344,044

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contract *	$9,801	$—	$—	$9,801
Total	$9,801	$—	$—	$9,801

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$21,519,682	$—	$—	$21,519,682
Short-Term Investment	395,602	—	—	395,602
Total	$21,915,284	$—	$—	$21,915,284

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$15,022	$—	$—	$15,022
Total	$15,022	$—	$—	$15,022

Global Atlantic BlackRock Disciplined Value Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$250,731,515	$—	$—	$250,731,515
Short-Term Investment	3,888,739	—	—	3,888,739
Total	$254,620,254	$—	$—	$254,620,254

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$106,752	$—	$—	$106,752
Total	$106,752	$—	$—	$106,752

Global Atlantic BlackRock High Yield Portfolio

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes	$—	$68,981,653	$—	$68,981,653
Short-Term Investment	232,331	—	—	232,331
Total	$232,331	$68,981,653	$—	$69,213,984

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$3,384	$—	$—	$3,384
Total	$3,384	$—	$—	$3,384

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$7,574,011	$—	$7,574,011
Corporate Bonds & Notes	—	36,760,174	—	36,760,174
Municipal Bonds	—	598,853	—	598,853
Mortgage Backed Securities	—	25,625,705	—	25,625,705
U.S. Treasury Securities	—	20,271,418	—	20,271,418
Short-Term Investments	13,521,964	1,932,877	—	15,454,841
Futures Contracts *	174,617	—	—	174,617
Swap Contracts	—	71,560	—	71,560
Total	$13,696,581	$92,834,598	$—	$106,531,179

Liabilities	Level 1	Level 2	Level 3	Total
Forward Foreign Exchange Contracts *	$—	$12,303	$—	$12,303
Total	$—	$12,303	$—	$12,303

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$27,402,436	$—	$—	$27,402,436
Short-Term Investment	7,087	—	—	7,087
Total	$27,409,523	$—	$—	$27,409,523

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$81,282,655	$—	$—	$81,282,655
Short-Term Investment	20,700	—	—	20,700
Total	$81,303,355	$—	$—	$81,303,355

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$123,546,607	$—	$—	$123,546,607
Short-Term Investment	533,909	—	—	533,909
Total	$124,080,516	$—	$—	$124,080,516

*	Cumulative net appreciation/(depreciation) on futures contracts and forward foreign exchange contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between levels for any Portfolio. It is the Portfolios’ policy to record transfers between levels at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year December 31, 2017, or expected to be taken in each Portfolio’s December 31, 2018 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the Statements of Operations.

For the year ended December 31, 2018, realized gains/(losses) and the change in unrealized appreciation/(depreciation) on forward foreign currency contracts subject to currency risk, as disclosed in the Statements of Operations, is as follows:

		Change in Unrealized
		Appreciation/
	Realized Gain/(Loss)	Depreciation
Global Atlantic BlackRock Allocation Portfolio	$(249,954)	$67,076
Global Atlantic BlackRock Disciplined International Core Portfolio	171,649	(120)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	138,625	14,511

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the year ended December 31, 2018, realized gains/(losses) and the change in unrealized appreciation (depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

			Change in
			Unrealized
			Appreciation/
	Risk Type	Realized Gain/(Loss)	(Depreciation)
Global Atlantic BlackRock Disciplined Core Portfolio	Equity	$2,028,327	$(223,173)
Global Atlantic BlackRock Disciplined Growth Portfolio	Equity	(18,646)	682
Global Atlantic BlackRock Disciplined International Core Portfolio	Equity	(292,932)	(112,589)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Equity	864,911	(99,025)
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Equity	(58,115)	(9,043)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Equity	(35,565)	(15,075)
Global Atlantic BlackRock Disciplined Value Portfolio	Equity	(80,828)	(153,788)
Global Atlantic BlackRock High Yield Portfolio	Interest Rate	82,704	(19,929)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Interest Rate	(360,638)	191,546
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Equity	438	—
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Equity	(605,880)	—

Swap Agreements – The Global Atlantic Goldman Sachs Core Fixed Income Portfolio is subject to equity price risk and/or interest rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter (“OTC”) swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” (i.e., the return or increase in value of a particular dollar amount invested in a “basket” of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Certain Portfolios may enter into credit default swaps (“CDS”). CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of a Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, a Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the year ended December 31, 2018, the change in unrealized appreciation/(depreciation) on swap contracts for the Global Atlantic Goldman Sachs Core Fixed Income Portfolio was $71,560. For the year ended December 31, 2018, the Global Atlantic Goldman Sachs Core Fixed Income Portfolio had realized gains of $47,381 from swap contracts.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2018.

Global Atlantic BlackRock Disciplined Core Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of
	Amounts of		Offset in the		Liabilities Presented in		Cash
	Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$196,158	(1)	$—	(1)	$196,158	$—	$196,158	(2)	$—
Total	$196,158		$—		$196,158	$—	$196,158		$—

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $533,062.

Global Atlantic BlackRock Disciplined Growth Portfolio

Assets
						Gross Amounts Not
						Offset in the Statement of
						Assets & Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$1,682	(1)	$—	(1)	$1,682	$—	$—	(2)	$—
Total	$1,682		$—		$1,682	$—	$—		$—

(1)	Gross unrealized appreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include collateral pledged of $14,238.

Global Atlantic BlackRock Disciplined International Core Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets
						& Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$106,955	(1)	$—	(1)	$106,955	$—	$106,955	(2)	$—
Forward Foreign
Currency Contracts	120	(1)	—	(1)	120	—	120	(2)	—
Total	$107,075		$—		$107,075	$—	107,075	$	$—

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $390,599.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$86,945	(1)	$—	(1)	$86,945	$—	$86,945	(2)	$—
Total	$86,945		$—		$86,945	$—	$86,945		$—

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $167,894.

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$9,801	(1)	$—	(1)	$9,801	$—	$9,801	(2)	$—
Total	$9,801		$—		$9,801	$—	$9,801		$—

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $26,430.

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$15,022	(1)	$—	(1)	$15,022	$—	$15,022	(2)	$—
Total	$15,022		$—		$15,022	$—	$15,022		$—

(1)	Gross unrealized depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $22,880.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic BlackRock Disciplined Value Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$106,752	(1)	$—	(1)	$106,752	$—	$106,752	(2)	$—
Total	$106,752		$—		$106,752	$—	$106,752		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $272,476.

Global Atlantic BlackRock High Yield Portfolio

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$85,956	(1)	$(82,572)	(1)	$3,384	$—	$3,384	(2)	$—
Total	$85,956		$(82,572)		$3,384	$—	$3,384		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $14,002.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Assets
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$518,306	(1)	$(343,689	) (1)	$174,617	$—	$—	(2)	$—
Swap Contracts	158,999		(87,439)		71,560	—	—		—
Total	$677,305		$(431,128)		$246,177	$—	$—		$—

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of
	Gross Amounts		Offset in the		Liabilities Presented in		Cash
	of Recognized		Statement of Assets		the Statement of Assets	Financial	Collateral
Description	Liabilities		& Liabilities		& Liabilities	Instruments	Pledged		Net Amount
Forward Exchange Contracts	$125,418	(1)	$(113,115	) (1)	$12,303	$—	$12,303	(2)	$—
Total	$125,418		$(113,115)		$12,303	$—	$12,303		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include collateral pledged of $79,200 for swap contracts.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s Statement of Assets and Liabilities as of December 31, 2018:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Liability Derivatives
Interest Rate Contracts	Unrealized appreciation on futures contracts and swap contracts

Currency Contracts	Unrealized depreciation on forward foreign currency contracts

The following table sets forth the fair value of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s derivative contracts by primary risk exposure as of December 31, 2018:

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$—	$174,617	$—	$174,617
Swap Contracts	—	71,560	—	71,560
Forward Foreign Currency Contracts	—	—	(12,303)	(12,303)
Total	$—	$246,177	$(12,303)	$233,874

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The following is a summary of the location of derivative investments on the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s Statement of Operations for the year ended December 31, 2018:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Futures Contracts	Net realized loss on:
Futures contracts

Net change in unrealized appreciation on:
Futures contracts

Currency Contracts	Net realized loss on:
Forward foreign currency contracts

Net change in unrealized appreciation on:
Forward foreign currency contracts

Swap Contracts	Net realized gain on:
Swap contracts

Net change in unrealized appreciation on:
Swap contracts

The following is a summary of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2018:

Net change in unrealized appreciation on derivatives recognized in the Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$—	$191,546	$—	$191,546
Swap Contracts	—	71,560	—	71,560
Forward Foreign Currency Contracts	—	—	14,511	14,511
Total	$—	$263,106	$14,511	$277,617

Realized gain/(loss) on derivatives recognized in the Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	December 31, 2018
Futures Contracts	$—	$(360,638)	$—	$(360,638)
Swap Contracts	—	47,381	—	47,381
Forward Foreign Currency Contracts	—	—	(216,220)	(216,220)
Total	$—	$(313,257)	$(216,220)	$(529,477)

The notional value of the derivative instruments outstanding as of December 31, 2018, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent a Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio’s investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, a Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of fixed income securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the Sub-Adviser or the rating agencies than such securities actually do.

Derivatives Risk – The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives may increase costs, reduce a Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose a Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose a Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of many standardized over-the-counter (“OTC”) derivative instruments deemed to be “swaps.” The Commodity Futures Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase-in basis. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. In response to the financial crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. The Federal Reserve has since reduced its market support activities and has recently started raising interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Quantitative Investing Risk – Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for a Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic BlackRock Allocation Portfolio	$46,136,207	$47,111,538
Global Atlantic BlackRock Disciplined Core Portfolio	1,034,284,475	833,797,245
Global Atlantic BlackRock Disciplined Growth Portfolio	29,862,329	34,118,481
Global Atlantic BlackRock Disciplined International Core Portfolio	183,506,145	90,813,608
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	360,726,502	294,415,175
Global Atlantic BlackRock Disciplined Small Cap Portfolio	10,286,264	7,299,268
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	42,192,541	42,261,694
Global Atlantic BlackRock Disciplined Value Portfolio	413,772,735	449,650,900
Global Atlantic BlackRock High Yield Portfolio	28,360,009	34,078,843

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Portfolio	Purchases	Sales
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$445,089,359	$384,015,533
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	49,700,079	42,769,715
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	177,401,848	177,061,075
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	327,057,679	267,681,488

The aggregate amount of purchases and sales listed above are inclusive of the cost of purchases and proceeds from sales of mortgage dollar roll transactions. The amount of these transactions is listed below.

Portfolio	Purchases	Sales
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$224,516,992	$210,080,078

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic BlackRock Allocation Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined International Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Small Cap Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock Disciplined Value Portfolio	BlackRock Investment Management, LLC
Global Atlantic BlackRock High Yield Portfolio	BlackRock Investment Management, LLC
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Goldman Sachs Asset Management, L.P.
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Goldman Sachs Asset Management, L.P.

The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The following chart details the annual advisory fee for each Portfolio.

Portfolio	Advisory Fee*
Global Atlantic BlackRock Allocation Portfolio	0.22% of the first $1 billion
0.21% of the next $1 billion
0.20% over $2 billion

Global Atlantic BlackRock Disciplined Core Portfolio	0.39% of the first $1 billion
0.37% of the next $1 billion
0.35% over $2 billion

Global Atlantic BlackRock Disciplined Growth Portfolio	0.45% of the first $1 billion
0.43% of the next $1 billion
0.41% over $2 billion

Global Atlantic BlackRock Disciplined International Core Portfolio	0.60% of the first $1 billion
0.58% of the next $1 billion
0.56% over $2 billion

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.55% of the first $1 billion
0.53% of the next $1 billion
0.51% over $2 billion

Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.54% of the first $1 billion
0.52% of the next $1 billion
0.50% over $2 billion

Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.39% of the first $1 billion
0.37% of the next $1 billion
0.35% over $2 billion

Global Atlantic BlackRock Disciplined Value Portfolio	0.45% of the first $1 billion
0.43% of the next $1 billion
0.41% over $2 billion

Global Atlantic BlackRock High Yield Portfolio	0.50% of the first $1 billion
0.48% of the next $1 billion
0.46% over $2 billion

Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.34% of the first $250 million
0.32% of the next $250 million
0.26% over $500 million

Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.63% of the first $250 million
0.61% of the next $250 million
0.58% of the next $500 million
0.55% over $1 billion

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

Portfolio	Advisory Fee*
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.37% of the first $250 million
0.35% of the next $250 million
0.34% of the next $500 million
0.32% over $1 billion

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.55% of the first $250 million
0.53% of the next $250 million
0.51% of the next $500 million
0.48% over $1 billion

*	Calculated daily based on the average daily net assets.

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio Expense Limitation
Portfolio	Class I	Class II	Expiration Date
Global Atlantic BlackRock Allocation Portfolio	0.31%	0.56%	April 30, 2020
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	0.73%	April 30, 2020
Global Atlantic BlackRock Disciplined Growth Portfolio	0.54%	0.79%	April 30, 2020
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	0.94%	April 30, 2020
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	0.88%	April 30, 2020
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.63%	0.88%	April 30, 2020
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.48%	0.73%	April 30, 2020
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	0.79%	April 30, 2020
Global Atlantic BlackRock High Yield Portfolio	0.59%	0.84%	April 30, 2020
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%	0.68%	April 30, 2020
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.72%	0.97%	April 30, 2020
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	0.71%	April 30, 2020
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	0.89%	April 30, 2020

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

For the year ended December 31, 2018, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic BlackRock Allocation Portfolio	$8,542
Global Atlantic BlackRock Disciplined Core Portfolio	$50,540
Global Atlantic BlackRock Disciplined Growth Portfolio	$3,754
Global Atlantic BlackRock Disciplined International Core Portfolio	$9,810
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$35,854
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$3,138
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$3,915
Global Atlantic BlackRock Disciplined Value Portfolio	$25,935
Global Atlantic BlackRock High Yield Portfolio	$8,365
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$9,926
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$4,573
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$9,822
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$12,865

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2020	December 31, 2021
Global Atlantic BlackRock Allocation Portfolio	$853	$8,542
Global Atlantic BlackRock Disciplined Core Portfolio	$—	$50,540
Global Atlantic BlackRock Disciplined Growth Portfolio	$310	$3,754
Global Atlantic BlackRock Disciplined International Core Portfolio	$190	$9,810
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$1,748	$35,854
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$119	$3,138
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$307	$3,915
Global Atlantic BlackRock Disciplined Value Portfolio	$—	$25,935
Global Atlantic BlackRock High Yield Portfolio	$191	$8,365
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$378	$9,926
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$225	$4,573
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$1,279	$9,822
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$—	$12,865

On May 23, 2017, the U.S. Securities and Exchange Commission (“SEC”) granted an order allowing Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to substitute certain variable investment options in which subaccounts of its Separate Accounts invest with the Portfolios included in this report.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

As a condition of this order, the SEC required that Commonwealth or an affiliate thereof (other than the Trust) pay all expenses and transaction costs of the substitutions, including legal and accounting expenses, any applicable brokerage expenses and other fees and expenses so that no fees or charges were assessed to the affected contract owners to effect the substitutions. Please refer to the “payments from affiliate” line item on each Portfolio’s Statement of Operations for additional details.

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and, for the year ended December 31, 2018, was paid to Northern Lights Distributors, LLC (“Northern Lights”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. Northern Lights is an affiliate of GFS. Effective on or about January 1, 2019, Global Atlantic Distributors, LLC (“GAD”) became the principal underwriter (distributor) for the Portfolios and Northern Lights no longer serves as the Portfolios’ principal underwriter. GAD is an affiliate of the Adviser.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays GFS, an annual asset based fee, which is calculated and applied monthly, adjusted upward for any Portfolios with less than $5 million in assets, and subject to an annual minimum fee based on the number of Portfolios in the Trust. In consideration of its receipt of the annual fee, GFS pays all operational expenses of the Portfolios with the exception of legal counsel fees, Trustee fees, certain expenses related to Board meetings and costs associated with the preparation and filing of Forms N-PORT and N-CEN. Certain extraordinary expenses such as expenses incurred in connection with any merger, reorganization or litigation would be borne by the Portfolios.

For the year ended December 31, 2018, the Trustees received fees as follows:

Portfolio	Fees Received
Global Atlantic BlackRock Allocation Portfolio	$9,256
Global Atlantic BlackRock Disciplined Core Portfolio	$40,404
Global Atlantic BlackRock Disciplined Growth Portfolio	$2,201
Global Atlantic BlackRock Disciplined International Core Portfolio	$10,285
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	$12,974
Global Atlantic BlackRock Disciplined Small Cap Portfolio	$1,450
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	$2,145
Global Atlantic BlackRock Disciplined Value Portfolio	$22,569
Global Atlantic BlackRock High Yield Portfolio	$8,957
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	$6,091
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	$2,060
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	$6,924
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	$9,580

Certain affiliates of Northern Lights and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and Northern Lights, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2018, Commonwealth Annuity and Life Insurance Company owned 100% of the voting securities of each Portfolio. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk – Commonwealth Annuity and Life Insurance Company , certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Global Atlantic BlackRock Allocation Portfolio	$82,078,163	$49,133	$(4,712,603)	$(4,663,470)
Global Atlantic BlackRock Disciplined Core Portfolio	544,245,169	18,124,154	(44,389,119)	(26,264,965)
Global Atlantic BlackRock Disciplined Growth Portfolio	16,220,735	831,594	(1,252,511)	(420,917)
Global Atlantic BlackRock Disciplined International Core Portfolio	156,007,228	1,661,929	(22,247,771)	(20,585,842)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	175,921,549	10,627,586	(17,431,169)	(6,803,583)
Global Atlantic BlackRock Disciplined Small Cap Portfolio	18,563,385	1,301,023	(3,530,165)	(2,229,142)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	23,044,412	798,547	(1,942,698)	(1,144,151)
Global Atlantic BlackRock Disciplined Value Portfolio	272,444,244	8,572,567	(26,503,309)	(17,930,742)
Global Atlantic BlackRock High Yield Portfolio	75,576,429	40,317	(6,406,146)	(6,365,829)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	107,147,726	620,029	(1,197,881)	(577,852)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	30,206,440	617,829	(3,414,746)	(2,796,917)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	85,167,444	3,271,146	(7,135,235)	(3,864,089)
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	139,945,842	2,015,705	(17,881,031)	(15,865,326)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2018 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2018	Income	Capital Gains	Capital	Total
Global Atlantic BlackRock Allocation Portfolio	$361,277	$—	$—	$361,277
Global Atlantic BlackRock Disciplined Core Portfolio	7,952,766	308,649	—	8,261,415
Global Atlantic BlackRock Disciplined Growth Portfolio	263,078	20,035	—	283,113
Global Atlantic BlackRock Disciplined International Core Portfolio	3,135,099	—	—	3,135,099
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	2,025,737	99,342	—	2,125,079
Global Atlantic BlackRock Disciplined Small Cap Portfolio	93,096	11,425	—	104,521
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	498,157	22,695	—	520,852
Global Atlantic BlackRock Disciplined Value Portfolio	5,978,801	294,412	—	6,273,213
Global Atlantic BlackRock High Yield Portfolio	476,776	6,251	—	483,027
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	47,084	—	—	47,084
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	362,130	44,780	—	406,910
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	1,222,604	2,517	—	1,225,121
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	1,136,829	21,023	—	1,157,852

There were no fund distributions for the period ended December 31, 2017.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Atlantic BlackRock Allocation Portfolio	$1,578,456	$—	$—	$(76,913)	$—	$(4,663,470)	$(3,161,927)
Global Atlantic BlackRock Disciplined Core Portfolio	2,642,419	—	—	(1,288,484)	—	(26,265,591)	(24,911,656)
Global Atlantic BlackRock Disciplined Growth Portfolio	536,061	29,267	—	—	—	(420,917)	144,411
Global Atlantic BlackRock Disciplined International Core Portfolio	511,658	—	—	(5,778,538)	—	(20,588,571)	(25,855,451)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	402,171	385,576	—	—	—	(6,803,583)	(6,015,836)
Global Atlantic BlackRock Disciplined Small Cap Portfolio	529,490	—	—	—	—	(2,229,142)	(1,699,652)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	313,052	—	—	—	—	(1,144,151)	(831,099)
Global Atlantic BlackRock Disciplined Value Portfolio	1,876,308	—	—	(1,157,196)	—	(17,930,742)	(17,211,630)
Global Atlantic BlackRock High Yield Portfolio	4,219,221	—	—	(1,759,683)	—	(6,365,829)	(3,906,291)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	2,191,473	—	—	(953,311)	—	(578,594)	659,568
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	42,788	—	—	(475,952)	—	(2,797,265)	(3,230,429)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	1,615,049	30,615	—	—	—	(3,864,089)	(2,218,425)
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	1,780,229	—	—	—	—	(15,865,326)	(14,085,097)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from C-Corporations and the mark-to-market on passive foreign investment companies, open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of ($626), ($2,729), ($742), and ($348) for BlackRock Disciplined Core Portfolio, BlackRock Disciplined International Core Portfolio, Goldman Sachs Core Fixed Income Portfolio, and Goldman Sachs Global Equity Insights Portfolio, respectively.

At December 31, 2018, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Global Atlantic BlackRock Allocation Portfolio	$57,097	$19,816	$76,913
Global Atlantic BlackRock Disciplined Core Portfolio	1,288,484	—	1,288,484
Global Atlantic BlackRock Disciplined Growth Portfolio	—	—	—
Global Atlantic BlackRock Disciplined International Core Portfolio	5,124,632	653,906	5,778,538
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	—	—	—
Global Atlantic BlackRock Disciplined Small Cap Portfolio	—	—	—
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	—	—	—
Global Atlantic BlackRock Disciplined Value Portfolio	1,087,455	69,741	1,157,196
Global Atlantic BlackRock High Yield Portfolio	1,628,868	130,815	1,759,683
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	796,660	156,651	953,311
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	435,227	40,725	475,952
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	—	—	—
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	—	—	—

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted effective with these financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Forethought Variable Interest Trust

and the Shareholders of Each of the Separate Series of Forethought Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (collectively, the Portfolios), each a separate series of the Forethought Variable Insurance Trust, as of December 31, 2018, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from November 6, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for the year then ended and for the period from November 6, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of each of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor for one or more Forethought Variance Insurance Trust investment companies since 2013.

Denver, Colorado

February 25, 2019

Global Atlantic Portfolios
EXPENSE EXAMPLES
December 31, 2018 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class I Shares	Expense Ratio	7-1-18	12-31-18	Period*	12-31-18	Period*
Global Atlantic BlackRock Allocation Portfolio	0.31%	$1,000.00	$949.50	$1.52	$1,023.64	$1.58
Global Atlantic BlackRock Disciplined Core Portfolio	0.48%	$1,000.00	$924.00	$2.33	$1,022.79	$2.45
Global Atlantic BlackRock Disciplined International Core Portfolio	0.69%	$1,000.00	$881.40	$3.27	$1,021.73	$3.52
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.63%	$1,000.00	$908.70	$3.03	$1,022.03	$3.21
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.63%	$1,000.00	$837.90	$2.92	$1,022.03	$3.21

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
EXPENSE EXAMPLES (Continued)
December 31, 2018 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)

		Beginning	Ending	Expenses	Ending	Expenses
	Portfolio’s	Account	Account	Paid	Account	Paid
	Annualized	Value	Value	During	Value	During
Class I Shares	Expense Ratio	7-1-18	12-31-18	Period*	12-31-18	Period*
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.48%	$1,000.00	$924.00	$2.33	$1,022.79	$2.45
Global Atlantic BlackRock Disciplined Value Portfolio	0.54%	$1,000.00	$931.00	$2.63	$1,022.48	$2.75
Global Atlantic BlackRock High Yield Portfolio	0.59%	$1,000.00	$968.50	$2.93	$1,022.23	$3.01
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.43%	$1,000.00	$1,010.70	$2.18	$1,023.04	$2.19
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.72%	$1,000.00	$882.60	$3.42	$1,021.58	$3.67
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	$1,000.00	$901.60	$2.20	$1,022.89	$2.35
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	$1,000.00	$879.80	$3.03	$1,021.98	$3.26

		Beginning	Ending	Expenses	Ending	Expenses
	Portfolio’s	Account	Account	Paid	Account	Paid
	Annualized	Value	Value	During	Value	During
Class II Shares	Expense Ratio	7-1-18	12-31-18	Period*	12-31-18	Period*
Global Atlantic BlackRock Allocation Portfolio	0.56%	$1,000.00	$947.70	$2.75	$1,022.38	$2.85
Global Atlantic BlackRock Disciplined Core Portfolio	0.73%	$1,000.00	$922.70	$3.54	$1,021.53	$3.72
Global Atlantic BlackRock Disciplined Growth Portfolio	0.79%	$1,000.00	$905.30	$3.79	$1,021.22	$4.02
Global Atlantic BlackRock Disciplined International Core Portfolio	0.94%	$1,000.00	$879.80	$4.45	$1,020.47	$4.79
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	0.88%	$1,000.00	$906.90	$4.23	$1,020.77	$4.48
Global Atlantic BlackRock Disciplined Small Cap Portfolio	0.88%	$1,000.00	$836.20	$4.07	$1,020.77	$4.48
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	0.73%	$1,000.00	$922.50	$3.54	$1,021.53	$3.72
Global Atlantic BlackRock Disciplined Value Portfolio	0.79%	$1,000.00	$929.90	$3.84	$1,021.22	$4.02
Global Atlantic BlackRock High Yield Portfolio	0.84%	$1,000.00	$967.10	$4.16	$1,020.97	$4.28
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	0.68%	$1,000.00	$1,010.20	$3.45	$1,021.78	$3.47
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	0.97%	$1,000.00	$880.80	$4.60	$1,020.32	$4.94
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	0.71%	$1,000.00	$900.10	$3.40	$1,021.63	$3.62
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	0.89%	$1,000.00	$879.00	$4.22	$1,020.72	$4.53

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION
December 31, 2018 (Unaudited)

Approval of Renewal of Investment Advisory Agreement and Sub-Advisory Agreements for Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, Global Atlantic BlackRock High Yield Portfolio, Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio.

At an in-person meeting held on November 12, 2018, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of: (i) an investment advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of Global Atlantic BlackRock Allocation Portfolio (“GA BlackRock Allocation”), Global Atlantic BlackRock Disciplined Core Portfolio (“GA BlackRock Core”), Global Atlantic BlackRock Disciplined Growth Portfolio (“GA BlackRock Growth”), Global Atlantic BlackRock Disciplined International Core Portfolio (“GA BlackRock International”), Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (“GA BlackRock Mid Cap Growth”), Global Atlantic BlackRock Disciplined Small Cap Portfolio (“GA BlackRock Small Cap”), Global Atlantic BlackRock Disciplined U.S. Core Portfolio (“GA BlackRock U.S. Core”), Global Atlantic BlackRock Disciplined Value Portfolio (“GA BlackRock Value”), Global Atlantic BlackRock High Yield Portfolio (“GA BlackRock High Yield”), Global Atlantic Goldman Sachs Core Fixed Income Portfolio (“GA Goldman Core Fixed”), Global Atlantic Goldman Sachs Global Equity Insights Portfolio (“GA Goldman Global Equity”), Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (“GA Goldman Large Cap”) and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (“GA Goldman Mid Cap”) (each a “Fund” and collectively the “Funds”) (the “Advisory Agreement”); (ii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA BlackRock Allocation, GA BlackRock International, GA BlackRock Growth, GA Blackrock Value, GA BlackRock Mid Cap Growth, GA BlackRock Small Cap, GA BlackRock Core, GA BlackRock U.S. Core and GA BlackRock High Yield, and BlackRock Investment Management, LLC (“BIM”) (the “BIM Sub-Advisory Agreement”); and (iii) a sub-advisory agreement between the Adviser, the Trust, on behalf of GA Goldman Core Fixed, GA Goldman Global Equity, GA Goldman Large Cap and GA Goldman Mid Cap, and Goldman Sachs Asset Management, L.P. (“GSAM” and together with BIM, the “Sub-Advisers”) (the “GSAM Sub-Advisory Agreement” and collectively with the BIM Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

To discuss and review the materials relating to the proposed renewal of the Advisory Agreement and Sub-Advisory Agreements in advance of the November 12, 2018 meeting, the Independent Trustees met in person on October 31, 2018 with independent counsel to the Independent Trustees (“Independent Counsel”) with representatives of the Adviser in attendance and counsel to the Trust (“Trust Counsel”) participating telephonically.

Prior to the meetings, the Trustees requested, received and reviewed written responses from the Adviser and the Sub-Advisers to questions posed to the Adviser and the Sub-Advisers by counsel, on behalf of the Trustees. Following the meeting on October 31, 2018, the Independent Trustees requested additional information on certain items and the Adviser responded to those items and made certain updates, which were discussed during the meeting on November 12, 2018. The Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the Advisory

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

and Sub-Advisory Agreements. During the meetings, the Board and the Adviser discussed information relating to the Board’s consideration of the Gartenberg factors with respect to each Fund. The Trustees also reviewed comparative information relating to advisory fees and total expenses and received in-person presentations concerning the services provided under the Advisory and Sub-Advisory Agreements from personnel of the Adviser at the November 12, 2018 Board meeting. Prior to voting on the renewal of the Advisory and Sub-Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel present.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent, and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser, as well as their expertise, resources, and capabilities. The Trustees considered, among other things, the terms of the Investment Advisory and Sub-Advisory Agreements and the range of services provided by the Adviser and each Sub-Adviser. The Trustees also considered the financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s and Sub-Advisers’ personnel. The Trustees reviewed the Adviser’s practices for monitoring compliance with each Fund’s investment limitations, noting that such practices continue to be adequate. The Trustees also considered information and representations regarding the financial condition of the Adviser and the Sub-Advisers related to their ongoing ability to provide services specified under the Investment Advisory Agreement and Sub-Advisory Agreements, respectively. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Investment Advisory and Sub-Advisory Agreements.

Performance. The Trustees requested and reviewed specific information regarding the investment performance of each Fund as compared to the performance of its benchmark index and peer group for the 1-year and since inception periods. The Board noted that GA BlackRock High Yield and GA Goldman Large Cap had underperformed their respective benchmarks for the 1-year and since-inception periods. The Trustees discussed with the Adviser the steps being taken to improve the Funds’ performance. The Trustees concluded that they were generally satisfied with the Adviser’s and the Sub-Advisers’ investment performance to date.

Fees and Expenses. The Trustees reviewed the Funds’ fees and expenses, including the fees paid to the Adviser and the Sub-Advisers. The Trustees reviewed reports describing both the advisory fees charged by the Adviser and the total net expense ratios of each Fund in comparison to those of peer groups selected by the Adviser that were comprised of similarly situated funds. The Trustees also reviewed information provided by GSAM as to fees it charged to other clients. The Trustees were not provided with information regarding fees BIM charges to other clients, but noted the representations of the Adviser that the fee arrangement with each Sub-Adviser, including BIM, were negotiated by the Adviser on an arm’s length basis. The Trustees considered the complexity of certain managed risk strategies. The Trustees also considered the “spread” between the advisory and sub-advisory fees at various asset levels. The Trustees noted the ongoing efforts of the Adviser to reduce expenses charged to shareholders by voluntarily waiving certain fees payable to the Adviser. The Trustees also considered that the Adviser had agreed to limit each Fund’s total annual operating expenses by waiving a portion of its advisory fee and/or reimbursing a Fund

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

to the extent that its expenses exceed a specified amount. Based on their review, the Trustees concluded that the advisory fee charged to each Fund and the sub-advisory fee paid by the Adviser to each Sub-Adviser were not unreasonable in light of the services provided to each respective Fund.

Profitability. The Trustees reviewed information regarding the Adviser’s cost to provide investment advisory and related services to each Fund and the Adviser’s profitability, both overall and with respect to each Fund. The Trustees also reviewed information about the profitability to the Adviser and its affiliates from all services provided to each Fund and all aspects of their relationship with each Fund. The Trustees concluded that the profitability levels for the Adviser were not excessive. The Trustees were not provided with information regarding the Sub-Advisers’ profitability with respect to managing each relevant Fund. The Trustees considered, however, the information provided by the Sub-Advisers, as applicable, regarding fees charged to other clients, the Funds’ advisory and sub-advisory fees and the Funds’ total expense ratios relative to their peer groups.

Economies of Scale. The Trustees considered information regarding the Adviser’s and Sub-Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Trustees noted the breakpoints in the advisory fee schedule for each Fund which reduce fee rates as the Fund assets grow over time. The Trustees considered the expense limitations and/or fee waivers that reduce each relevant Fund’s overall expenses at all asset levels. Based on this information, the Trustees concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fee and expense ratios for each Fund and its current and reasonably anticipated asset levels. The Trustees noted, however, that they would continue to monitor each Fund’s growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable insurance products offered by Forethought Life Insurance Company (“FLIC”) and Commonwealth Annuity and Life Insurance Company (“CWA”) and the fact that FLIC and CWA or their affiliates receive 12b-1 fees from the Funds. The Trustees also considered other benefits to the Sub-Advisers and their affiliates from their relationships with the Funds, noting that BIM and GSAM may receive soft dollar benefits in connection with their sub-advisory relationships with the Funds to which each serves as Sub-Adviser.

Conclusion. Having requested and received such information from the Adviser and Sub-Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory and Sub-Advisory Agreements, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that renewing the Advisory and Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. They noted that in considering the Advisory and Sub-Advisory Agreements, the Independent Trustees did not identify any one factor as all important. Moreover, each Trustee may have afforded different weight to the various factors in reaching a conclusion with respect to the Advisory and Sub-Advisory Agreements.

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Independent Trustees

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	25	Altegris KKR Commitments Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014–2017); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013).
Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer (since 2008), President (since 2009), EULAV Securities LLC; President (since 2009), Treasurer (since 2011), EULAV Asset Management.	25	Value Line Funds (since 2010); EULAV Asset Management (since 2010).
Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Counsel, White Oak Global Advisors, LLC (asset management firm) (since 2016); Counsel, Common fund (asset management firm) (2014–2016); Consultant, Investment Managers (since 2009).	25	Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Northern Lights Fund Trust IV (since 2015); BlueArc Multi- Strategy Fund (2014–2017); Hatteras Trust (2004–2016).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

Interested Trustees and Officers of the Trust

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968[2]	Trustee and President/Chief Executive Officer since 2013	Co-President, Head of Life and Retirement, Global Atlantic Financial Group Limited (since 2017), Director, Managing Director, Co-President and Head of Life and Retirement, Global Atlantic Financial Company (since 2017, 2014, 2017 and 2016, respectively); Director, Co-President, Head of Life and Retirement, Global Atlantic (Fin) Company (since 2017); Director and Executive Vice President of Commonwealth Annuity and Life Insurance Company (since 2017); Director and President, Forethought Life Insurance Company (since 2016); Director and Chief Executive Officer of Accordia Life and Annuity Company (since 2017); Member and Chairman of the Board of Managers, Global Atlantic Investment Advisors, LLC (since 2016); Member of Board of Managers and President, Global Atlantic Distributors, LLC (since 2013); Executive Vice President, Forethought Financial Group, Inc. (2013–2014); President, Forethought Annuity, Forethought Financial Group, Inc. (2013- 2015); Director and Co-President, Hartford Securities Distribution Company, Inc. (2010–2013); Executive Vice President, Global Annuity, The Hartford (2010–2013).	25	None
April Galda Year of Birth 1978[3]	Trustee since 2018	Managing Director—Head of Enterprise Operations of Global Atlantic Financial Company (since 2018); Managing Director of Commonwealth Annuity and Life Insurance Company, Forethought Life Insurance Company, Forethought National Life Insurance Company, Accordia Life and Annuity Company and First Allmerica Financial Life Insurance Company (since 2018); Senior Vice President of Global Atlantic Financial Group Limited and Global Atlantic Financial Life Limited (since 2017); Senior Vice President of Commonwealth Re Midco Limited (April 2013-Feb. 2015 and since Oct. 2015); Co-Chief Executive Officer of Global Atlantic Re Limited (2015-2018); Managing Director of Global Atlantic Financial Company (May 2013-Feb. 2015 and Nov. 2015-Jan. 2016); Senior Vice President of Global Atlantic Re Limited (2014-2015); Chief Operating Officer of Ariel Re (2012-2015).	25	None

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2018 (Unaudited)

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Deborah Schunder Year of Birth: 1967	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President, Global Atlantic Investment Advisors, LLC (since 2013); Director of Investment Management, Forethought Life Insurance Company (2013–2013).	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer/Chief Financial Officer since 2013	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011–2014).	N/A	N/A
Sarah M. Patterson Year of Birth: 1976	Secretary/Chief Legal Officer since 2013	Senior Vice President, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Secretary, Global Atlantic Investment Advisors, LLC (since 2016); Assistant Secretary, Global Atlantic Distributors, LLC (since 2016).	N/A	N/A
David Capalbo Year of Birth: 1968	Chief Compliance Officer since 2018	Chief Compliance Officer of Forethought Variable Insurance Trust (since 2018); Chief Compliance Officer of Global Atlantic Investment Advisors LLC (since 2018); Assistant Vice President and Senior Compliance Officer of Global Atlantic Financial Group (since 2016); and Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006 — 2016).	N/A	N/A
Elizabeth Constant Year of Birth: 1976	Assistant Secretary since 2017	Assistant Vice President, Legal Counsel of Global Atlantic Financial Group (since 2016); Associate Counsel, Global Atlantic Financial Group (2014–2016); Paralegal, Senior Paralegal, and Legal Specialist, The Hartford (2006–2013).	N/A	N/A

[1]	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

[2]	Mr. Arena is an interested person of the Trust because he is an officer of Global Atlantic Financial Group Limited.

[3]	Ms. Galda is an interested person of the Trust because she is a Managing Director of Global Atlantic Financial Company.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-881-7735.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/GlobalAtlanticDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISERS

BlackRock Investment Management, LLC	Goldman Sachs Asset Management, L.P.
1 University Square	200 West Street
Princeton, NJ 08536	New York, NY 10282

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on the registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3.	Audit Committee Financial Expert. (a)(1)(i) The board of trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” as defined by Item 3 of Form N-CSR serving on its audit committee. Joseph E. Breslin is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fees billed by RSM to the Registrant:

(a)	Audit Fees

FYE 2018 - $401,500

FYE 2017 - $480,000

Financial statement audits.

(b)	Audit-Related Fees

FYE 2018 - None

FYE 2017 - None

–

(c)	Tax Fees

FYE 2018 - $75,000

FYE 2017 - $90,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

FYE 2018 - $15,000

FYE 2017 - $10,000

Review of annual registration statement filings.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2017	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2018 were $90,000 and $0, respectively and for the fiscal year ended December 31, 2017 were $100,000 and $0, respectively.

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s board of trustees since the date of the registrant’s prior report on Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the registrant’s internal control over financial reporting that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 2/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 2/26/2019

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer

Date 2/26/2019